UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2021

Date of reporting period: 09/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2021

2021 Annual Report

BlackRock Balanced Capital Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a brisk pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.18%	30.00%

U.S. small cap equities (Russell 2000® Index)	(0.25)	47.68

International equities (MSCI Europe, Australasia, Far East Index)	4.70	25.73

Emerging market equities (MSCI Emerging Markets Index)	(3.45)	18.20

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.92	(6.22)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.88	(0.90)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	2.71

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.65	11.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2021	BlackRock Balanced Capital Fund, Inc.

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

On November 9, 2021, the Board approved a proposal to change the name of the Fund from BlackRock Balanced Capital Fund, Inc. to BlackRock Sustainable Balanced Fund, Inc. and certain changes to the Fund’s investment objective, investment strategy and investment process. These changes are expected to become effective on or about April 4, 2022.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2021, through investments in Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation” or the “Master Advantage Large Cap Core Portfolio”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation” or the “Master Total Return Portfolio”) (collectively, the “Master Portfolios”), all of the share classes of the Fund outperformed the blended reference benchmark (60% Russell 1000® Index/40% Bloomberg U.S. Aggregate Bond Index), with the exception of the Investor C Shares, which underperformed the blended reference benchmark. All of the Fund’s share classes outperformed the fixed income portion of the benchmark, the Bloomberg U.S. Aggregate Bond Index, but underperformed the equity portion of the benchmark, the Russell 1000® Index.

What factors influenced performance?

The Fund combines top-down macroeconomic views and bottom-up security selection from Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio.

From an asset allocation perspective, an overweight in U.S. stocks was the main contributor to performance. Global equities rallied throughout the period due to optimism around further U.S. fiscal stimulus, stronger growth data and positive developments regarding COVID-19 vaccination rollouts.

The Master Total Return Portfolio contributed to Fund performance. Positions in U.S. high yield bonds and structured securities added value, as did its duration positioning. (Duration is a measure of interest rate sensitivity.) On the other hand, holdings in agency mortgage-backed securities (“MBS”) and Asian corporate bonds detracted. Foreign currency positioning detracted, as well.

The Master Advantage Large Cap Core Portfolio posted a positive absolute return but detracted from relative performance. The portfolio lagged in the fourth quarter of 2020, when investors’ attention shifted away from company results and instead focused on macro risks. Trend-based sentiment measures were particularly weak in this time. The Master Advantage Large Cap Core Portfolio also underperformed in the third quarter of 2021, reflecting the lack of sustained market leadership and the rapid shifts between the growth and value styles. Traditional value measures drove portfolio weakness early in the quarter, when growth stocks were in favor. Once the markets rotated back to value, the Master Advantage Large Cap Core Portfolio’s environmental ESG-rated measures struggled amid the strong runup in commodity prices. Lastly, insights with a preference for stocks with lower leverage underperformed given the broader risk-on market tone.

On the positive side, trend-based sentiment measures provided ballast against the evolving investment environment. The Master Advantage Large Cap Core Portfolio also successfully captured industry hiring trends. This was most apparent through overweights in food and retail companies, which benefited from the broader reopening theme. Newer insights capturing supply chain and wage inflation trends helped performance, as well.

The investment adviser held derivatives as part of its investment strategy, but the positions were small. The investment adviser used derivatives to manage risk and/or take outright views on equities, interest rates, credit risk and/or foreign exchange markets. The portfolio held an elevated exposure to cash as collateral for its derivatives positions. The cash position did not have any material impact on Fund performance.

Describe recent portfolio activity.

The Fund entered the period with a modest overweight in U.S. equities and soon increased this position due to a noticeable improvement in global growth data and expectations for further U.S. fiscal stimulus. In November 2020, as equity valuations rose following the U.S. elections and the announcement of effective vaccines against COVID-19, the Fund reduced its overweight in equities. It maintained a more moderate overweight position until the second quarter of 2021, when it briefly tilted into equities again based on encouraging signs that macro data was remaining resilient despite lingering virus/vaccine concerns. As stocks rose further, the Fund trimmed this position to a more modest overweight by the end of June. It maintained this stance through the end of September 2021.

With regard to overall duration positioning, the Fund briefly moved to an underweight in U.S. duration in the fourth quarter of 2020, but it shifted back to a neutral position by the end of the year. Toward the end of the second quarter of 2021, the Fund again initiated an underweight in U.S. duration, based on Fed communications indicating a shift to a less dovish monetary policy, together with a flattening of the yield curve that the management team viewed as excessive. The Fund adjusts its duration through the use of derivatives.

The Master Advantage Large Cap Portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Master Advantage Large Cap Core Portfolio built upon its alternative data capabilities by adding an insight that captures brand sentiment for retail companies. Additionally, given the dynamism of the current environment, the portfolio instituted enhanced signal constructs to identify emerging trends, such as sentiment regarding supply chain disruptions and wage inflation.

The Master Total Return Portfolio was overweight duration in late 2020 into 2021, while mostly favoring the front end of the U.S. yield curve. The Master Total Return Portfolio increased its weighting in European sovereign debt after the European Central Bank delivered on its easing package, and it reduced its allocation to investment-grade corporates due to their rich valuations. In turn, the Master Total Return Portfolio added to its positions in agency MBS given robust investor demand and their attractive value

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Fund Summary as of September 30, 2021 (continued)	BlackRock Balanced Capital Fund, Inc.

compared to other high-quality spread sectors. The Master Total Return Portfolio increased its weighting in inflation-protected bonds, as well.

The Master Total Return Portfolio shifted to a slightly more risk-on tone in early 2021 by favoring structured products, increasing the allocation to credit (particularly high yield bonds), and holding emerging market debt. On the other hand, it trimmed its allocation to U.S. investment-grade corporates and agency MBS due to their stretched valuations. It also reduced duration on the view that stronger-than-expected economic growth, more fiscal stimulus and a healthy consumer would lead to higher interest rates.

The Master Total Return Portfolio remained underweight duration entering the second half of 2021, with a preference for global issues. China sovereign bonds, in particular, were an area of interest due to their attractive yields. In addition, the Master Total Return Portfolio again began to increase its allocation to agency MBS in response to the positive supply/demand backdrop, and it trimmed high yield bonds in favor of bank loans. The Master Total Return Portfolio retained positions in select emerging market hard currency corporates, while also favoring structured products.

Describe portfolio positioning at period end.

The combination of longer-than-expected supply chain disruptions and the persistence of COVID-19 have weighted on near-term growth and placed upward pressure on inflation. The combination of inflation and tighter labor markets have encouraged central banks around the world to make a gradual but definite move toward slowing the pace of asset purchases. Believing this constellation of macro drivers is likely to create a more challenging environment for both risk assets and fixed income, the investment adviser remained modestly overweight in U.S. equities and underweight in bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2021 (continued)	BlackRock Balanced Capital Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).

(c)

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(d)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(e)	A customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%).

Performance Summary for the Period Ended September 30, 2021

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	18.30%	N/A	12.07%	N/A	11.68%	N/A
Investor A	17.98	11.79%	11.77	10.57%	11.37	10.77%
Investor C	17.07	16.07	10.91	10.91	10.68	10.68
Class K	18.36	N/A	12.12	N/A	11.71	N/A
Class R	17.56	N/A	11.38	N/A	10.97	N/A
60% Russell 1000® Index/40% Bloomberg U.S. Aggregate Bond Index	17.45	N/A	11.57	N/A	11.33	N/A
Bloomberg U.S. Aggregate Bond Index	(0.90)	N/A	2.94	N/A	3.01	N/A
Russell 1000® Index	30.96	N/A	17.11	N/A	16.76	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

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Fund Summary as of September 30, 2021 (continued)	BlackRock Balanced Capital Fund, Inc.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,064.20	$ 2.60		$ 1,000.00	$ 1,022.55	$ 2.54		0.50%
Investor A	1,000.00	1,062.90	3.92		1,000.00	1,021.27	3.84		0.76
Investor C	1,000.00	1,058.70	7.89		1,000.00	1,017.40	7.73		1.53
Class K	1,000.00	1,064.40	2.29		1,000.00	1,022.85	2.24		0.44
Class R	1,000.00	1,061.10	5.90		1,000.00	1,019.34	5.78		1.14

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests a significant amount of its assets in the Master Portfolios the expense example reflects the net expenses of both the Fund and the Master Portfolios in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments

Equity Funds	54%

Fixed-Income Funds	26

Short-Term Securities	20

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on April 1, 2021 and held through September 30, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Master Portfolio may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Master Portfolio may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Master Portfolio on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Master Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Portfolio’s investors benefit from the incremental net income.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging  (continued)

The interest earned on securities purchased with the proceeds from leverage is distributed to the Master Portfolio’s investors, and the value of these portfolio holdings is reflected in the Master Portfolio’s NAV. However, in order to benefit investors, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Master Portfolio’s return on assets purchased with leverage proceeds, income to investors is lower than if the Master Portfolio had not used leverage.

Furthermore, the value of the Master Portfolio’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Portfolio’s NAV positively or negatively in addition to the impact on the Master Portfolio’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Master Portfolio’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Master Portfolio’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Master Portfolio’s shares than if the Master Portfolio were not leveraged. In addition, the Master Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Master Portfolio to incur losses. The use of leverage may limit the Master Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Portfolio incurs expenses in connection with the use of leverage, all of which are borne by the Master Portfolio’s investors and may reduce income.

Derivative Financial Instruments

The Fund and/or the Master Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s and/or Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund and/or the Master Portfolios can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s and/or the Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Fund’s and the Master Portfolios’ Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	9

Schedule of Investments September 30, 2021	BlackRock Balanced Capital Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 53.6%
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC	$985,394,792	$985,394,792

Fixed-Income Funds — 26.0%
iShares Core U.S. Aggregate Bond ETF	473,739	54,399,450
Master Total Return Portfolio of Master Bond LLC	$424,270,601	424,270,601

		478,670,051

Total Long-Term Investments — 79.6% (Cost: $1,267,511,508)		1,464,064,843

	Shares

Short-Term Securities(a)(b)

Money Market Funds — 19.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	362,498,196	362,498,196

Total Short-Term Securities — 19.7% (Cost: $362,498,196)		362,498,196

Total Investments — 99.3% (Cost: $1,630,009,704)		1,826,563,039

Other Assets Less Liabilities — 0.7%		13,277,337

Net Assets — 100.0%		$1,839,840,376

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

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Schedule of Investments (continued) September 30, 2021	BlackRock Balanced Capital Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended September 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/21	Shares/ Investment Value Held at 09/30/21	Income (Expense)	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$242,046,920	$120,451,276	(a)	$ —	$—	$—	$362,498,196	362,498,196	$53,925	$—
iShares Core U.S. Aggregate Bond ETF	55,929,627	—		—	—	(1,530,177)	54,399,450	473,739	998,573	—
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC	755,769,919	8,338,534	(a)(b)	—	157,946,634	63,339,705	985,394,792	$985,394,792	8,338,537	—
Master Total Return Portfolio of Master Bond LLC	417,698,909	9,503,343	(a)(b)	—	3,882,716	(6,814,367)	424,270,601	$424,270,601	9,499,028	—

					$161,829,350	$54,995,161	$1,826,563,039		$18,890,063	$—

(a)	Represents net shares/investment value purchased (sold).
(b)	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	740	12/17/21	$159,017	$(6,364,745)
U.S. Treasury Notes (10 Year)	845	12/21/21	111,210	(1,087,232)
U.S. Ultra Treasury Bonds	117	12/21/21	22,354	(573,851)

				(8,025,828)

F U N D S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) September 30, 2021	BlackRock Balanced Capital Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$ —	$ —	$6,364,745	$ —	$1,661,083	$ —	$8,025,828

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$ —	$ —	$58,250,366	$ —	$(2,563,959)	$ —	$55,686,407

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$ —	$ —	$(7,208,261)	$ —	$(1,720,206)	$ —	$(8,928,467)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$293,076,020

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$54,399,450	$—	$—	$54,399,450
Short-Term Securities
Money Market Funds	362,498,196	—	—	362,498,196

	$416,897,646	$—	$—	416,897,646

Investments valued at NAV(a)				1,409,665,393

				$1,826,563,039

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(6,364,745)	$—	$—	$(6,364,745)
Interest Rate Contracts	(1,661,083)	—	—	(1,661,083)

	$(8,025,828)	$—	$—	$(8,025,828)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2021

BlackRock Balanced Capital Fund, Inc.

ASSETS
Investments at value — affiliated(a)	$1,826,563,039
Cash pledged for futures contracts	10,071,990
Receivables:
Capital shares sold	7,380,238
Dividends — affiliated	1,573
Variation margin on futures contracts	281,330
Prepaid expenses	74,777

Total assets	1,844,372,947

LIABILITIES
Payables:
Capital shares redeemed	1,662,044
Investment advisory fees	247,639
Officer’s fees	4,794
Other accrued expenses	139,298
Other affiliate fees	76,991
Service and distribution fees	319,188
Transfer agent fees	286,365
Variation margin on futures contracts	1,796,252

Total liabilities	4,532,571

NET ASSETS	$1,839,840,376

NET ASSETS CONSIST OF
Paid-in capital	$1,428,258,737
Accumulated earnings	411,581,639

NET ASSETS	$1,839,840,376

(a) Investments, at cost — affiliated	$1,630,009,704

F U N D F I N A N C I A L S T A T E M E N T S	13

Statement of Assets and Liabilities (continued)

September 30, 2021

BlackRock Balanced Capital Fund, Inc.
NET ASSET VALUE
Institutional
Net assets	$666,819,195

Shares outstanding	23,580,270

Net asset value	$28.28

Shares authorized	400 million

Par value	$0.10

Investor A
Net assets	$952,966,642

Shares outstanding	33,869,482

Net asset value	$28.14

Shares authorized	200 million

Par value	$0.10

Investor C
Net assets	$134,699,992

Shares outstanding	5,656,838

Net asset value	$23.81

Shares authorized	200 million

Par value	$0.10

Class K
Net assets	$72,222,326

Shares outstanding	2,553,801

Net asset value	$28.28

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$13,132,221

Shares outstanding	514,051

Net asset value	$25.55

Shares authorized	500 million

Par value	$0.10

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended September 30, 2021

BlackRock Balanced Capital Fund, Inc.

INVESTMENT INCOME
Dividends — affiliated	$1,052,498
Net investment income allocated from the affiliated Master Portfolios:
Dividends — unaffiliated	12,226,283
Dividends — affiliated	130,937
Interest — unaffiliated	9,658,209
Securities lending income — affiliated — net	137,034
Foreign taxes withheld	(105,087)
Expenses	(4,285,801)
Fees waived	75,990

Total investment income	18,890,063

FUND EXPENSES
Investment advisory	7,166,565
Service and distribution — class specific	3,564,283
Transfer agent — class specific	1,256,200
Registration	146,038
Professional	103,282
Printing and postage	45,090
Accounting services	16,989
Officer	14,342
Custodian	41
Miscellaneous	51,286

Total expenses	12,364,116
Less:
Fees waived and/or reimbursed by the Manager	(4,382,062)

Total expenses after fees waived and/or reimbursed	7,982,054

Net investment income	10,908,009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	55,686,407
Net realized gain from investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts, options written and swaps allocated from the affiliated Master Portfolios	161,829,350

217,515,757

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(1,530,177)
Futures contracts	(8,928,467)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts, options written, swaps, short sales, unfunded floating rate loan interests and unfunded SPAC PIPE commitments allocated from the affiliated Master Portfolios	56,525,338

46,066,694

Total net realized and unrealized gain	263,582,451

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$274,490,460

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	BlackRock Balanced Capital Fund, Inc.

	Year Ended September 30,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,908,009	$15,694,372
Net realized gain	217,515,757	60,810,662
Net change in unrealized appreciation (depreciation)	46,066,694	74,254,100

Net increase in net assets resulting from operations	274,490,460	150,759,134

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(24,269,626)	(25,614,887)
Investor A	(30,500,926)	(30,893,014)
Investor C	(4,954,528)	(6,569,740)
Class K	(2,474,683)	(1,604,803)
Class R	(501,960)	(602,475)

Decrease in net assets resulting from distributions to shareholders	(62,701,723)	(65,284,919)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	146,398,629	153,847,508

NET ASSETS
Total increase in net assets	358,187,366	239,321,723
Beginning of year	1,481,653,010	1,242,331,287

End of year	$1,839,840,376	$1,481,653,010

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc.

	Institutional

	Year Ended September 30,

	2021		2020		2019	2018	2017

Net asset value, beginning of year	$24.89		$23.32		$23.95	$26.09	$23.86

Net investment income(a)	0.23		0.33		0.48	0.47	0.41
Net realized and unrealized gain	4.22		2.47		0.52	1.89	3.01

Net increase from investment operations	4.45		2.80		1.00	2.36	3.42

Distributions(b)
From net investment income	(0.24)		(0.37)		(0.41)	(0.47)	(0.40)
From net realized gain	(0.82)		(0.86)		(1.22)	(4.03)	(0.79)

Total distributions	(1.06)		(1.23)		(1.63)	(4.50)	(1.19)

Net asset value, end of year	$28.28		$24.89		$23.32	$23.95	$26.09

Total Return(c)
Based on net asset value	18.30%		12.35%		5.16%	10.14%	14.83	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.75	%(g)	0.78	%(h)	0.80%	0.91%	0.93%

Total expenses after fees waived and/or reimbursed(f)	0.50	%(g)	0.52	%(h)	0.53%	0.62%	0.62%

Net investment income(f)	0.85	%(g)	1.42	%(h)	2.11%	1.97%	1.67%

Supplemental Data
Net assets, end of year (000)	$666,819		$568,977		$488,105	$427,511	$395,850

Portfolio turnover rate of the Fund(i)	—%		—%		4%	140%	109%

Portfolio turnover rate of the Master Total Return Portfolio(j)	459%		556%		574%	734%	806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	111%		99%		151%	148%	130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,

	2021	2020	2019	2018	2017

Investments in underlying funds	0.02%	0.03%	0.02%	0.01%	0.01%

(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(i)	Excludes transactions in the Master Portfolios.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,

	2021	2020	2019	2018	2017

Portfolio turnover rate (excluding MDRs)	161%	274%	241%	350%	540%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)

	Investor A

	Year Ended September 30,
	2021		2020		2019		2018		2017

Net asset value, beginning of year	$24.78		$23.22		$23.86		$26.00		$23.78

Net investment income(a)	0.16		0.27		0.41		0.40		0.34
Net realized and unrealized gain	4.20		2.46		0.52		1.89		3.01

Net increase from investment operations	4.36		2.73		0.93		2.29		3.35

Distributions(b)
From net investment income	(0.18)		(0.31)		(0.35)		(0.40)		(0.34)
From net realized gain	(0.82)		(0.86)		(1.22)		(4.03)		(0.79)

Total distributions	(1.00)		(1.17)		(1.57)		(4.43)		(1.13)

Net asset value, end of year	$28.14		$24.78		$23.22		$23.86		$26.00

Total Return(c)
Based on net asset value	17.98%		12.08%		4.84%		9.86%		14.52	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	1.01	%(g)	1.04	%(h)	1.07	%(h)	1.20	%(g)	1.21	%(g)

Total expenses after fees waived and/or reimbursed(f)	0.76	%(g)	0.79	%(h)	0.80	%(h)	0.91	%(g)	0.90	%(g)

Net investment income(f)	0.59	%(g)	1.15	%(h)	1.83	%(h)	1.68	%(g)	1.38	%(g)

Supplemental Data
Net assets, end of year (000)	$952,967		$737,708		$594,909		$528,701		$535,542

Portfolio turnover rate of the Fund(i)	—%		—%		4%		140%		109%

Portfolio turnover rate of the Master Total Return Portfolio(j)	459%		556%		574%		734%		806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.02%	0.03%	0.02%	0.01%	0.01%

(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(i)	Excludes transactions in the Master Portfolios.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,

	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	161%	274%	241%	350%	540%

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)

	Investor C

	Year Ended September 30,
	2021		2020		2019	2018	2017

Net asset value, beginning of year	$21.15		$20.00		$20.79	$23.21	$21.34

Net investment income (loss)(a)	(0.04)		0.08		0.21	0.19	0.14
Net realized and unrealized gain	3.57		2.10		0.43	1.67	2.68

Net increase from investment operations	3.53		2.18		0.64	1.86	2.82

Distributions(b)
From net investment income	(0.05)		(0.17)		(0.21)	(0.25)	(0.16)
From net realized gain	(0.82)		(0.86)		(1.22)	(4.03)	(0.79)

Total distributions	(0.87)		(1.03)		(1.43)	(4.28)	(0.95)

Net asset value, end of year	$23.81		$21.15		$20.00	$20.79	$23.21

Total Return(c)
Based on net asset value	17.07%		11.20%		4.09%	9.03%	13.62	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	1.78	%(g)	1.80	%(h)	1.83%	1.95%	1.97%

Total expenses after fees waived and/or reimbursed(f)	1.52	%(g)	1.55	%(h)	1.56%	1.66%	1.66%

Net investment income (loss)(f)	(0.17	)%(g)	0.41	%(h)	1.07%	0.93%	0.63%

Supplemental Data
Net assets, end of year (000)	$134,700		$126,159		$125,584	$103,756	$104,113

Portfolio turnover rate of the Fund(i)	—%		—%		4%	140%	109%

Portfolio turnover rate of the Master Total Return Portfolio(j)	459%		556%		574%	734%	806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	111%		99%		151%	148%	130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2021	2020	2019	2018	2017

Investments in underlying funds	0.02%	0.03%	0.02%	0.01%	0.01%

(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(i)	Excludes transactions in the Master Portfolios.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2021	2020	2019	2018	2017

Portfolio turnover rate (excluding MDRs)	161%	274%	241%	350%	540%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)

	Class K

	Year Ended September 30,					Period from 01/25/18 to 09/30/18	(a)
	2021		2020		2019

Net asset value, beginning of period	$24.89		$23.32		$23.95	$23.61

Net investment income(b)	0.25		0.34		0.49	0.33
Net realized and unrealized gain	4.22		2.47		0.52	0.25

Net increase from investment operations	4.47		2.81		1.01	0.58

Distributions(c)
From net investment income	(0.26)		(0.38)		(0.42)	(0.24)
From net realized gain	(0.82)		(0.86)		(1.22)	—

Total distributions	(1.08)		(1.24)		(1.64)	(0.24)

Net asset value, end of period	$28.28		$24.89		$23.32	$23.95

Total Return(d)
Based on net asset value	18.36%		12.42%		5.23%	2.46	%(e)

Ratios to Average Net Assets(f)
Total expenses(g)	0.69	%(h)	0.72	%(i)	0.73%	0.81	%(j)

Total expenses after fees waived and/or reimbursed(g)	0.44	%(h)	0.46	%(i)	0.46%	0.51	%(j)

Net investment income(g)	0.90	%(h)	1.47	%(i)	2.15%	2.07	%(j)

Supplemental Data
Net assets, end of period (000)	$72,222		$36,970		$21,901	$8,283

Portfolio turnover rate of the Fund(k)	—%		—%		4%	140	%(l)

Portfolio turnover rate of the Master Total Return Portfolio(m)	459%		556%		574%	734	%(l)

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	111%		99%		151%	148	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,			Period from 01/25/18 to 9/30/18	(a)
	2021	2020	2019
Investments in underlying funds	0.20%	0.03%	0.02%	0.01%

(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Annualized.
(k)	Excludes transactions in the Master Portfolios.
(l)	Portfolio turnover is representative of the Fund for the entire year.
(m)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,			Period from 01/25/18 to 9/30/18	(a)
	2021	2020	2019
Portfolio turnover rate (excluding MDRs)	161%	247%	241%	350%

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)

	Class R

	Year Ended September 30,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$22.59		$21.27		$22.00		$24.30		$22.31

Net investment income(a)	0.05		0.17		0.31		0.29		0.24
Net realized and unrealized gain	3.83		2.24		0.46		1.77		2.81

Net increase from investment operations	3.88		2.41		0.77		2.06		3.05

Distributions(b)
From net investment income	(0.10)		(0.23)		(0.28)		(0.33)		(0.27)
From net realized gain	(0.82)		(0.86)		(1.22)		(4.03)		(0.79)

Total distributions	(0.92)		(1.09)		(1.50)		(4.36)		(1.06)

Net asset value, end of year	$25.55		$22.59		$21.27		$22.00		$24.30

Total Return(c)
Based on net asset value	17.56%		11.67%		4.47%		9.51%		14.11	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	1.39	%(g)	1.40	%(h)	1.41	%(h)	1.55	%(g)	1.56	%(g)

Total expenses after fees waived and/or reimbursed(f)	1.13	%(g)	1.15	%(h)	1.14	%(h)	1.26	%(g)	1.25	%(g)

Net investment income(f)	0.21	%(g)	0.82	%(h)	1.50	%(h)	1.33	%(g)	1.04	%(g)

Supplemental Data
Net assets, end of year (000)	$13,132		$11,840		$11,833		$14,363		$16,257

Portfolio turnover rate of the Fund(i)	—%		—%		4%		140%		109%

Portfolio turnover rate of the Master Total Return Portfolio(j)	459%		556%		574%		734%		806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,

	2021	2020	2019	2018	2017
Investments in underlying funds	0.02%	0.03%	0.02%	0.01%	0.01%

(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(i)	Excludes transactions in the Master Portfolios.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,

	2021	2020	2019	2018	2017

Portfolio turnover rate (excluding MDRs)	161%	274%	241%	350%	540%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified. The Fund seeks to achieve its investment objective by investing directly in equity and fixed-income securities, indirectly through one or more funds that invest in such securities, or in a combination of securities and funds. The Fund intends to invest a significant portion of its fixed-income assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed-income portion of the Fund. The Fund intends to invest a significant portion of its equity assets in Master Advantage Large Cap Core Portfolio (the “Master Advantage Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio, both affiliates of the Fund, are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The performance of the Fund is directly affected by the performance of the Master Portfolios as well as the Fund’s direct investments. At September 30, 2021, the percentages of Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund were 22.7% and 2.0%, respectively. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Directors of the Fund and Boards of Directors of the Master Portfolios are referred to throughout this report as the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

The Fund records its proportionate investment in Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio at fair value, which is based upon its pro rata ownership in the net assets of the Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2021, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $250 million	0.500%
$250 million — $300 million	0.450
$300 million — $400 million	0.425
Greater than $400 million	0.400

The Fund also pays an investment advisory fee to the Manager, which is the investment adviser of Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total
Service and distribution fees — class specific	$2,156,806	$1,338,293	$69,184	$3,564,283

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$ 19,936	$ 33,584	$ 12,303	$ 96	$ 134	$ 66,053

For the year ended September 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees — class specific	$ 443,036	$ 653,153	$ 125,744	$ 6,091	$ 28,176	$ 1,256,200

Other Fees: For the year ended September 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $46,799.

For the year ended September 30, 2021, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$24,310
Investor C	14,983

$39,293

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fee by the amount of any management fees the Fund pays indirectly through its investments in the Master Portfolios. For the year ended September 30, 2021, the Manager waived $4,027,716, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2021, the amount waived and/or reimbursed was $134,415.

With the exception of the Fund’s investment in the Master Portfolios, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2021, the Manager waived $219,931 in investment advisory fees pursuant to this arrangement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2021, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended September 30, 2021, there were no purchases or sales.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements   (continued)

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to certain deemed distributions were reclassified to the following accounts:

Amounts
Paid-in capital	$14,302,196
Accumulated earnings (loss)	(14,302,196)

The tax character of distributions paid was as follows:

	09/30/21	09/30/20
Ordinary income	$34,494,881	$37,320,495
Long-term capital gains(a)	28,206,842	32,756,983

	$62,701,723	$70,077,478

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings were as follows:

Amounts
Undistributed ordinary income	$91,149,682
Undistributed long-term capital gains	103,132,580
Net unrealized gains(a)	217,299,377

$411,581,639

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing and recognition of partnership income and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

As of September 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$1,609,263,662

Gross unrealized appreciation	$225,325,205
Gross unrealized depreciation	(8,025,828)

Net unrealized appreciation (depreciation)	$217,299,377

8.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2021, the Fund did not borrow under the credit agreement.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements   (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/21		Year Ended 09/30/20

Share Class	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	5,009,623	$135,303,668	5,973,087	$140,408,300
Shares issued in reinvestment of distributions	800,169	20,675,199	913,200	21,474,108
Shares redeemed	(5,087,561)	(138,660,334)	(4,958,302)	(112,828,295)

	722,231	$17,318,533	1,927,985	$49,054,113

Investor A
Shares sold	8,487,976	$229,471,691	8,711,700	$203,218,124
Shares issued in reinvestment of distributions	1,096,073	28,118,598	1,211,101	28,355,955
Shares redeemed	(5,489,051)	(147,513,575)	(5,766,837)	(132,560,158)

	4,094,998	$110,076,714	4,155,964	$99,013,921

Investor C
Shares sold	1,535,210	$34,781,850	2,162,261	$42,903,371
Shares issued in reinvestment of distributions	222,547	4,827,089	316,937	6,345,196
Shares redeemed	(2,066,194)	(47,084,772)	(2,793,603)	(55,535,399)

	(308,437)	$(7,475,833)	(314,405)	$(6,286,832)

Class K
Shares sold	1,390,844	$35,813,103	975,343	$22,747,205
Shares issued in reinvestment of distributions	95,328	2,465,567	67,778	1,594,255
Shares redeemed	(417,600)	(11,318,795)	(496,990)	(11,661,445)

	1,068,572	$26,959,875	546,131	$12,680,015

Class R
Shares sold	221,456	$5,282,315	136,539	$2,908,943
Shares issued in reinvestment of distributions	21,621	501,903	28,212	602,475
Shares redeemed	(253,111)	(6,264,878)	(196,871)	(4,125,127)

	(10,034)	$(480,660)	(32,120)	$(613,709)

	5,567,330	$146,398,629	6,283,555	$153,847,508

As of September 30, 2021, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 8,471 Class K Shares of the Fund.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

On November 9, 2021, the Board approved a proposal to change the name of the Fund from BlackRock Balanced Capital Fund, Inc. to BlackRock Sustainable Balanced Fund, Inc. and certain changes to the Fund’s investment objective, investment strategy and investment process. These changes are expected to become effective on or about April 4, 2022.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Balanced Capital Fund, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	29

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended September 30, 2021:

Fund Name	Qualified Dividend Income

BlackRock Balanced Capital Fund, Inc.	$11,339,469

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended September 30, 2021:

Fund Name	Qualified Business Income

BlackRock Balanced Capital Fund, Inc.	$528,901

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended September 30, 2021:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Balanced Capital Fund, Inc.	$35,917,120

The Fund hereby designates the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest, for the fiscal year ended September 30, 2021:

Fund Name	Federal Obligation Interest

BlackRock Balanced Capital Fund, Inc.	$205,496

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum amount allowable by law, of ordinary income distributions paid during the fiscal year ended September 30, 2021 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Balanced Capital Fund, Inc.	8.67%

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend, for the fiscal year ended September 30, 2021:

Fund Name	Interest Dividends

BlackRock Balanced Capital Fund, Inc.	$10,486,582

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations, for the fiscal year ended September 30, 2021:

Fund Name	Interest- Related Dividends	Qualified Short-Term Capital Gains
BlackRock Balanced Capital Fund, Inc.	$5,075,712	$22,294,776

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information of the Fund

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			35 RICs consisting of 158 Portfolios	None

Bruce R. Bond 1946	Director (Since 2007)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			35 RICs consisting of 158 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.

			35 RICs consisting of 158 Portfolios	None

Collette Chilton 1958	Director (Since 2019)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			35 RICs consisting of 158 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			35 RICs consisting of 158 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)

Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			35 RICs consisting of 158 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N O F T H E F U N D	31

Director and Officer Information of the Fund  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	35 RICs consisting of 158 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	35 RICs consisting of 158 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2015)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			35 RICs consisting of 158 Portfolios	None

Joseph P. Platt 1947	Director (Since 2019)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			35 RICs consisting of 158 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2019)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			35 RICs consisting of 158 Portfolios	None

Claire A. Walton 1957	Director (Since 2019)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			35 RICs consisting of 158 Portfolios	None

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information of the Fund   (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			122 RICs consisting of 269 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 270 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s/Master LLC’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s/Master LLC’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N O F T H E F U N D	33

Director and Officer Information of the Fund  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio Information as of September 30, 2021	Master Advantage Large Cap Core Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple Inc.	5%
Microsoft Corp.	4
Alphabet, Inc., Class A	3
Amazon.com, Inc.	3
Johnson & Johnson	2
Visa, Inc., Class A	2
Tesla, Inc.	2
Alphabet, Inc., Class C	2
Adobe, Inc.	2
Costco Wholesale Corp.	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	28%
Consumer Discretionary	13
Health Care	13
Financials	12
Industrials	10
Communication Services	10
Consumer Staples	5
Utilities	3
Real Estate	2
Energy	2
Materials	1
Short-Term Securities	1

(a)	Excludes short-term securities.
(b)

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

P O R T F O L I O I N F O R M A T I O N	35

Schedule of Investments September 30, 2021	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
Lockheed Martin Corp.	81,682	$28,188,458
Mercury Systems, Inc.(a)	11,423	541,679

		28,730,137

Air Freight & Logistics — 1.5%
CH Robinson Worldwide, Inc.	250,736	21,814,032
Expeditors International of Washington, Inc.	364,087	43,373,684

		65,187,716

Auto Components — 0.7%
BorgWarner, Inc.	744,903	32,187,259

Automobiles — 2.0%
Tesla, Inc.	110,776	85,904,573

Banks — 2.1%
Bank of Hawaii Corp.	24,920	2,047,676
Citigroup, Inc.	434,033	30,460,436
Commerce Bancshares, Inc.	14,774	1,029,452
First Republic Bank	39,772	7,671,223
JPMorgan Chase & Co.	74,840	12,250,560
Pinnacle Financial Partners, Inc.	25,859	2,432,815
Signature Bank	53,146	14,470,593
Truist Financial Corp.	326,658	19,158,492
Wintrust Financial Corp.	11,804	948,687

		90,469,934

Beverages — 0.9%
Molson Coors Beverage Co., Class B	210,342	9,755,662
PepsiCo, Inc.	189,740	28,538,793

		38,294,455

Biotechnology — 2.5%
Amgen, Inc.	49,751	10,579,550
BioMarin Pharmaceutical, Inc.(a)	609,987	47,145,895
Gilead Sciences, Inc.	350,151	24,458,047
Moderna, Inc.(a)	30,520	11,745,927
Vertex Pharmaceuticals, Inc.(a)	81,709	14,821,196

		108,750,615

Building Products — 1.4%
Allegion PLC	123,657	16,344,982
Lennox International, Inc.	24,697	7,265,116
Owens Corning	15,467	1,322,429
Trane Technologies PLC	205,537	35,485,963

		60,418,490

Capital Markets — 1.9%
Bank of New York Mellon Corp.	282,699	14,655,116
CME Group, Inc.	165,804	32,063,178
Invesco Ltd.	171,320	4,130,525
Morgan Stanley	293,398	28,550,559
Stifel Financial Corp.	49,411	3,357,972

		82,757,350

Chemicals — 0.9%
Ecolab, Inc.	47,068	9,819,326
PPG Industries, Inc.	43,955	6,286,004
Sherwin-Williams Co.	86,672	24,244,759

		40,350,089

Commercial Services & Supplies — 0.7%
Copart, Inc.(a)	122,973	17,058,814
IAA, Inc.(a)	259,980	14,187,109
Waste Connections, Inc.	4,125	519,461

		31,765,384

Security	Shares	Value

Communications Equipment — 0.0%
Juniper Networks, Inc.	74,615	$2,053,405

Construction Materials — 0.2%
Martin Marietta Materials, Inc.	4,116	1,406,355
Vulcan Materials Co.	40,277	6,813,257

		8,219,612

Consumer Finance — 2.3%
Ally Financial, Inc.	795,910	40,631,206
American Express Co.	345,738	57,921,487

		98,552,693

Containers & Packaging — 0.0%
Avery Dennison Corp.	8,723	1,807,493

Distributors — 0.2%
Genuine Parts Co.	62,818	7,615,426

Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc.(a)	45,444	6,335,802
H&R Block, Inc.	94,631	2,365,775
Service Corp. International	114,507	6,900,192
Terminix Global Holdings, Inc.(a)	131,868	5,494,940

		21,096,709

Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(a)	25,139	6,861,439
Voya Financial, Inc.	531,423	32,624,058

		39,485,497

Electric Utilities — 1.4%
Eversource Energy	118,232	9,666,648
NextEra Energy, Inc.	123,231	9,676,098
OGE Energy Corp.	912,475	30,075,176
Pinnacle West Capital Corp.	27,360	1,979,770
Portland General Electric Co.	39,397	1,851,265
Southern Co.	91,497	5,670,069

		58,919,026

Electronic Equipment, Instruments & Components — 0.3%
Flex Ltd.(a)	637,785	11,276,039

Energy Equipment & Services — 0.5%
Schlumberger NV	764,214	22,651,303

Entertainment — 2.1%
Live Nation Entertainment, Inc.(a)	163,218	14,874,056
Roku, Inc.(a)	75,729	23,729,682
Spotify Technology SA(a)	60,111	13,545,413
Walt Disney Co.(a)	109,598	18,540,694
Zynga, Inc., Class A(a)	2,550,959	19,208,721

		89,898,566

Equity Real Estate Investment Trusts (REITs) — 2.3%
Brixmor Property Group, Inc.	284,711	6,294,960
Camden Property Trust	5,611	827,454
Equinix, Inc.	12,711	10,043,342
Equity Residential	5,752	465,452
Life Storage, Inc.	157,349	18,054,224
Prologis, Inc.	458,522	57,512,415
RLJ Lodging Trust	73	1,085
VICI Properties, Inc.	318,083	9,036,738

		102,235,670

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	156,614	70,374,501

Food Products — 0.8%
Conagra Brands, Inc.	484,608	16,413,673

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Kellogg Co.	129,180	$8,257,185
McCormick & Co., Inc.	132,893	10,768,320

		35,439,178

Gas Utilities — 0.2%
UGI Corp.	183,146	7,805,683

Health Care Equipment & Supplies — 3.5%
Align Technology, Inc.(a)	41,589	27,674,568
Danaher Corp.	108,794	33,121,246
Dexcom, Inc.(a)	36,106	19,744,927
Envista Holdings Corp.(a)	21,238	887,961
Hologic, Inc.(a)	33,643	2,483,190
IDEXX Laboratories, Inc.(a)	82,188	51,112,717
Stryker Corp.	62,274	16,422,899

		151,447,508

Health Care Providers & Services — 1.8%
Anthem, Inc.	55,777	20,793,666
Cigna Corp.	26,846	5,373,495
McKesson Corp.	124,548	24,832,380
UnitedHealth Group, Inc.	67,510	26,378,858

		77,378,399

Health Care Technology — 0.5%
Cerner Corp.	337,268	23,784,139

Hotels, Restaurants & Leisure — 2.1%
Booking Holdings, Inc.(a)	13,502	32,051,993
Domino’s Pizza, Inc.	27,158	12,953,280
International Game Technology PLC(a)	48,855	1,285,863
McDonald’s Corp.	35,273	8,504,673
Shake Shack, Inc., Class A(a)	103,802	8,144,305
Six Flags Entertainment Corp.(a)	146,163	6,211,927
Wynn Resorts Ltd.(a)	250,733	21,249,622

		90,401,663

Household Durables — 0.4%
DR Horton, Inc.	112,004	9,404,976
iRobot Corp.(a)(b)	23,236	1,824,026
Whirlpool Corp.	33,001	6,727,584

		17,956,586

Household Products — 1.5%
Colgate-Palmolive Co.	436,698	33,005,635
Procter & Gamble Co.	241,994	33,830,761

		66,836,396

Industrial Conglomerates — 1.1%
Honeywell International, Inc.	172,701	36,660,968
Roper Technologies, Inc.	21,668	9,666,745

		46,327,713

Insurance — 4.1%
Athene Holding Ltd., Class A(a)	12,103	833,534
Cincinnati Financial Corp.	4,121	470,701
Everest Re Group Ltd.	41,572	10,425,426
Marsh & McLennan Cos., Inc.	370,670	56,130,558
MetLife, Inc.	888,478	54,845,747
Progressive Corp.	91,428	8,264,177
Travelers Cos., Inc.	135,741	20,633,989
Willis Towers Watson PLC	113,499	26,383,977

		177,988,109

Interactive Media & Services — 6.4%
Alphabet, Inc., Class A	49,472	132,264,381
Alphabet, Inc., Class C	29,341	78,202,861
Facebook, Inc., Class A(a)	180,203	61,159,096

Security	Shares	Value

Interactive Media & Services (continued)
Snap, Inc., Class A(a)	6,158	$454,892
Twitter, Inc.(a)	86,498	5,223,614
Zillow Group, Inc., Class C(a)	12,835	1,131,277

		278,436,121

Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc.(a)	35,863	117,811,390
Etsy, Inc.(a)	35,477	7,377,797
Stitch Fix, Inc., Class A(a)	35,178	1,405,361
Wayfair, Inc., Class A(a)	13,585	3,471,103

		130,065,651

IT Services — 5.8%
Accenture PLC, Class A	35,258	11,279,739
Automatic Data Processing, Inc.	123,636	24,717,309
Fidelity National Information Services, Inc.	358,953	43,677,401
Mastercard, Inc., Class A	84,640	29,427,635
Okta, Inc.(a)	65,671	15,586,355
PayPal Holdings, Inc.(a)	111,046	28,895,280
Toast, Inc., Class A(a)	32,470	1,621,877
Twilio, Inc., Class A(a)	29,807	9,509,923
Visa, Inc., Class A	397,048	88,442,442

		253,157,961

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	215,626	33,967,564
Bruker Corp.	27,489	2,146,891
PPD, Inc.(a)	112,883	5,281,795
Syneos Health, Inc.(a)	19,069	1,668,156

		43,064,406

Machinery — 1.6%
Caterpillar, Inc.	22,598	4,338,138
Deere & Co.	57,087	19,128,141
Otis Worldwide Corp.	554,032	45,585,753
Stanley Black & Decker, Inc.	12,782	2,240,813

		71,292,845

Media — 0.9%
Comcast Corp., Class A	166,979	9,339,136
Discovery, Inc., Class A(a)(b)	346,987	8,806,530
Discovery, Inc., Class C(a)	33,984	824,792
Fox Corp., Class A	111,826	4,485,341
Fox Corp., Class B	11,036	409,656
Sirius XM Holdings, Inc.	2,576,772	15,718,309

		39,583,764

Metals & Mining — 0.3%
Reliance Steel & Aluminum Co.	93,585	13,328,376

Multiline Retail — 1.4%
Dollar General Corp.	5,257	1,115,220
Kohl’s Corp.	33,615	1,582,931
Target Corp.	247,260	56,565,670

		59,263,821

Multi-Utilities — 1.8%
Ameren Corp.	19,373	1,569,213
Consolidated Edison, Inc.	514,078	37,316,922
DTE Energy Co.	236,074	26,371,826
NiSource, Inc.	510,612	12,372,129

		77,630,090

Oil, Gas & Consumable Fuels — 1.9%
Antero Midstream Corp.	341,639	3,559,878
Chevron Corp.	65,155	6,609,975
Continental Resources, Inc.	51,925	2,396,339

P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) September 30, 2021	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.	477,780	$38,351,400
Phillips 66	430,126	30,121,724

		81,039,316

Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	25,196	7,557,036

Pharmaceuticals — 3.3%
AstraZeneca PLC, ADR	5,922	355,675
Bristol-Myers Squibb Co.	556,652	32,937,099
Johnson & Johnson	571,340	92,271,410
Pfizer, Inc.	281,098	12,090,025
Zoetis, Inc.	39,682	7,703,864

		145,358,073

Professional Services — 0.9%
Equifax, Inc.	119,779	30,354,394
IHS Markit Ltd.	39,030	4,551,679
Robert Half International, Inc.	41,049	4,118,446

		39,024,519

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	55,180	5,372,325

Road & Rail — 1.4%
Landstar System, Inc.	103,171	16,282,447
Ryder System, Inc.	526,041	43,508,851
Schneider National, Inc., Class B	67,675	1,538,930
XPO Logistics, Inc.(a)	19,599	1,559,688

		62,889,916

Semiconductors & Semiconductor Equipment — 4.0%
Advanced Micro Devices, Inc.(a)	165,272	17,006,489
Analog Devices, Inc.	3,239	542,468
Applied Materials, Inc.	159,460	20,527,286
Cirrus Logic, Inc.(a)	52,348	4,310,858
Intel Corp.	845,753	45,061,720
Lam Research Corp.	4,174	2,375,632
NVIDIA Corp.	284,334	58,902,631
QUALCOMM, Inc.	109,469	14,119,311
Silicon Laboratories, Inc.(a)	21,416	3,001,666
Synaptics, Inc.(a)	18,116	3,255,989
Xilinx, Inc.	25,700	3,880,443

		172,984,493

Software — 11.1%
Adobe, Inc.	128,465	73,959,870
Alteryx, Inc., Class A(a)	17,710	1,294,601
Cadence Design Systems, Inc.(a)	88,385	13,385,024
HubSpot, Inc.(a)	30,372	20,534,206
InterDigital, Inc.	9	610
Intuit, Inc.	114,304	61,668,151
Microsoft Corp.	620,920	175,049,766
PagerDuty, Inc.(a)	148,097	6,134,178
Paycom Software, Inc.(a)	3,999	1,982,504
salesforce.com, Inc.(a)	14,216	3,855,664
ServiceNow, Inc.(a)	66,674	41,489,230
Splunk, Inc.(a)	49,797	7,206,124
VMware, Inc., Class A(a)	189,895	28,237,387
Workday, Inc., Class A(a)	162,190	40,529,659
Zendesk, Inc.(a)	42,255	4,918,059

		480,245,033

Security	Shares	Value

Specialty Retail — 1.7%
Advance Auto Parts, Inc.	27,764	$5,799,622
American Eagle Outfitters, Inc.	369,962	9,545,020
Home Depot, Inc.	90,520	29,714,095
National Vision Holdings, Inc.(a)	78,600	4,462,122
O’Reilly Automotive, Inc.(a)	1,874	1,145,126
Penske Automotive Group, Inc.	4,078	410,247
TJX Cos., Inc.	222,582	14,685,960
Tractor Supply Co.	37,170	7,531,014

		73,293,206

Technology Hardware, Storage & Peripherals — 6.8%
Apple Inc.	1,588,962	224,838,123
Dell Technologies, Inc., Class C(a)	168,334	17,513,469
Hewlett Packard Enterprise Co.	2,570,820	36,634,185
NetApp, Inc.	194,589	17,466,309

		296,452,086

Textiles, Apparel & Luxury Goods — 0.9%
Levi Strauss & Co., Class A	613,318	15,032,424
Lululemon Athletica, Inc.(a)	41,788	16,911,604
Ralph Lauren Corp.	50,898	5,651,714
Skechers USA, Inc., Class A(a)	8,541	359,747

		37,955,489

Thrifts & Mortgage Finance — 0.5%
Essent Group Ltd.	34,152	1,503,030
New York Community Bancorp, Inc.	1,110,635	14,293,872
Radian Group, Inc.	207,566	4,715,900

		20,512,802

Trading Companies & Distributors — 0.2%
SiteOne Landscape Supply, Inc.(a)	43,369	8,650,814

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(a)	125,230	3,993,585

Total Long-Term Investments — 98.9% (Cost: $3,262,486,994)		4,295,519,044

Short-Term Securities(c)(d)

Money Market Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	44,173,269	44,173,269
SL Liquidity Series, LLC, Money Market Series, 0.13%(e)	10,662,830	10,666,029

Total Short-Term Securities — 1.3% (Cost: $54,832,956)		54,839,298

Total Investments — 100.2% (Cost: $3,317,319,950)		4,350,358,342

Liabilities in Excess of Other Assets — (0.2)%		(8,770,693)

Net Assets — 100.0%		$4,341,587,649

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Advantage Large Cap Core Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended September 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/20	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/21	Shares Held at 09/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$109,976,399	$—	$(65,803,130	)(a)	$—	$—	$44,173,269	44,173,269	$18,215		$—
SL Liquidity Series, LLC, Money Market Series	22,241,319	—	(11,577,993	)(a)	4,340	(1,637)	10,666,029	10,662,830	537,224	(b)	—

					$4,340	$(1,637)	$54,839,298		$555,439		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	221	12/17/21	$47,490	$(1,614,477)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$1,614,477	$—	$—	$—	$1,614,477

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$30,913,777	$—	$—	$—	$30,913,777

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,004,218)	$—	$—	$—	$(1,004,218)

P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) September 30, 2021	Master Advantage Large Cap Core Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$89,257,024

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$4,295,519,044	$—	$—	$4,295,519,044
Short-Term Securities
Money Market Funds	44,173,269	—	—	44,173,269

	$4,339,692,313	$—	$—	4,339,692,313

Investments valued at NAV(a)				10,666,029

				$4,350,358,342

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(1,614,477)	$—	$—	$(1,614,477)

(a)	Certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2021

Master Advantage Large Cap Core Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$4,295,519,044
Investments at value — affiliated(c)	54,839,298
Cash pledged for futures contracts	2,533,000
Receivables:
Investments sold	39,736,163
Securities lending income — affiliated	15,085
Contributions from investors	75,831
Dividends — affiliated	184
Dividends — unaffiliated	1,869,652
Prepaid expenses	10,072

Total assets	4,394,598,329

LIABILITIES
Collateral on securities loaned at value	10,679,047
Payables:
Investments purchased	39,986,044
Investment advisory fees	1,555,520
Directors’ fees	7,218
Other accrued expenses	194,008
Other affiliate fees	15,114
Variation margin on futures contracts	573,729

Total liabilities	53,010,680

NET ASSETS	$4,341,587,649

NET ASSETS CONSIST OF
Investors’ capital	$3,310,163,734
Net unrealized appreciation (depreciation)	1,031,423,915

NET ASSETS	$4,341,587,649

(a) Investments, at cost — unaffiliated	$3,262,486,994
(b) Securities loaned, at value	$10,398,361
(c) Investments, at cost — affiliated	$54,832,956

See notes to financial statements.

P O R T F O L I O F I N A N C I A L S T A T E M E N T S	41

Statement of Operations

Year Ended September 30, 2021

Master Advantage Large Cap Core Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$55,774,611
Dividends — affiliated	18,215
Securities lending income — affiliated — net	537,224
Foreign taxes withheld	(304,212)

Total investment income	56,025,838

EXPENSES
Investment advisory	17,606,572
Accounting services	285,907
Custodian	111,174
Professional	62,650
Directors	20,841
Printing and postage	46
Miscellaneous	39,777

Total expenses	18,126,967
Less:

Fees waived and/or reimbursed by the Manager	(298,773)

Total expenses after fees waived and/or reimbursed	17,828,194

Net investment income	38,197,644

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	722,901,176
Investments — affiliated	4,340
Futures contracts	30,913,777

753,819,293

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	275,031,787
Investments — affiliated	(1,637)
Futures contracts	(1,004,218)

274,025,932

Net realized and unrealized gain	1,027,845,225

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,066,042,869

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Master Advantage Large Cap Core Portfolio

	Year Ended September 30,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$38,197,644	$46,633,845
Net realized gain	753,819,293	142,274,977
Net change in unrealized appreciation (depreciation)	274,025,932	350,773,860

Net increase in net assets resulting from operations	1,066,042,869	539,682,682

CAPITAL TRANSACTIONS
Proceeds from contributions	470,312,675	428,282,888
Value of withdrawals	(877,262,200)	(754,708,045)

Net decrease in net assets derived from capital transactions	(406,949,525)	(326,425,157)

NET ASSETS
Total increase in net assets	659,093,344	213,257,525
Beginning of year	3,682,494,305	3,469,236,780

End of year	$4,341,587,649	$3,682,494,305

See notes to financial statements.

P O R T F O L I O F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

(For a share outstanding throughout each period)

	Master Advantage Large Cap Core Portfolio

	Year Ended September 30,
	2021	2020	2019	2018	2017

Total Return
Total return	30.39%	15.98%	1.43%	17.40%	24.06	%(a)

Ratios to Average Net Assets
Total expenses	0.44%	0.44%	0.44%	0.45%	0.49%

Total expenses after fees waived and/or reimbursed	0.43%	0.43%	0.43%	0.45%	0.49%

Net investment income	0.92%	1.34%	1.59%	1.47%	1.33%

Supplemental Data
Net assets, end of year (000)	$4,341,588	$3,682,494	$3,469,237	$3,103,189	$2,262,543

Portfolio turnover rate	111%	99%	151%	148%	130%

(a)	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Advantage Large Cap Core Portfolio (the “Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Portfolio is classified as diversified. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Portfolio invests. These foreign taxes, if any, are paid by the Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Portfolio may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements   (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2021, certain investments of the Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Portfolio is required to have a value of at least 102%of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100%of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, the Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

In the event that a borrower defaults, the Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received	Non-Cash Collateral Received(a)	Net Amount

Citigroup Global Markets, Inc.	$ 8,718,461	$ (8,718,461)	$—	$ —
J.P. Morgan Securities LLC	1,679,900	(1,679,900)	—	—

	$10,398,361	$(10,398,361)	$—	$ —

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Portfolio is disclosed in the Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio.

For such services, the Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.45%
$1 billion — $3 billion	0.42
$3 billion — $5 billion	0.41
$5 billion — $10 billion	0.39
Greater than $10 billion	0.38

P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements   (continued)

Expense Limitations, Waivers and Reimbursements: With respect to the Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2021 the amount waived was $44,508.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Portfolio. For the year ended September 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager has also voluntarily agreed to waive its investment advisory fees to enable the feeder that invests in the Portfolio to limit expenses, if applicable. The Manager may discontinue this voluntary waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2021, the amount waived and/or reimbursed was $254,265.

For the year ended September 30, 2021, the Portfolio reimbursed the Manager $28,199 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Portfolio. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Portfolio retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2021, the Portfolio retained 75% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Portfolio would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended September 30, 2021, the Portfolio paid BIM $153,335 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Portfolio’s investment policies and restrictions. The Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

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Notes to Financial Statements   (continued)

7.	PURCHASES AND SALES

For the year ended September 30, 2021, purchases and sales of investments, excluding short-term investments, were $4,478,491,257 and $4,746,383,233, respectively.

8.	INCOME TAX INFORMATION

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolio as of September 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolio’s financial statements.

As of September 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$3,330,702,775

Gross unrealized appreciation	$1,095,552,220
Gross unrealized depreciation	(75,896,653)

Net unrealized appreciation (depreciation)	$1,019,655,567

9.	BANK BORROWINGS

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2021, the Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments. The Portfolio’s prospectus provides details of the risks to which the Portfolio is subject.

The Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to

P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements   (continued)

company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Portfolio invests.

Counterparty Credit Risk: The Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures there is less counterparty credit risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Portfolio and could affect the income from, or the value or liquidity of, the Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Investors of Master Advantage Large Cap Core Portfolio and the Board of Directors of Master Large Cap Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (the “Fund”), including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	51

Director and Officer Information of Master Large Cap Series LLC

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			30 RICs consisting of 154 Portfolios	None

Bruce R. Bond 1946	Director (Since 2019)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			30 RICs consisting of 154 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.

			30 RICs consisting of 154 Portfolios	None

Collette Chilton 1958	Director (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			30 RICs consisting of 154 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			30 RICs consisting of 154 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019)

Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			30 RICs consisting of 154 Portfolios	None

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information of Master Large Cap Series LLC

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			30 RICs consisting of 154 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 154 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2019)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018;Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			30 RICs consisting of 154 Portfolios	None

Joseph P. Platt 1947	Director (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			30 RICs consisting of 154 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			30 RICs consisting of 154 Portfolios	None

Claire A. Walton 1957	Director (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			30 RICs consisting of 154 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N O F M A S T E R L A R G E C A P S E R I E S L L C	53

Director and Officer Information of Master Large Cap Series LLC

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			104 RICs consisting of 255 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	106 RICs consisting of 257 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information of Master Large Cap Series LLC

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Corporation’s/Master LLC’s Directors and Officers is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N O F M A S T E R L A R G E C A P S E R I E S L L C	55

Portfolio Information as of September 30, 2021	Master Total Return Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

U.S. Government Sponsored Agency Securities	41%
Corporate Bonds	26
Asset-Backed Securities	10
U.S. Treasury Obligations	8
Non-Agency Mortgage-Backed Securities	5
Foreign Government Obligations	5
Floating Rate Loan Interests	2
Common Stocks	1
Preferred Securities	1
Foreign Agency Obligations	1
Municipal Bonds(b)	—
Investment Companies(b)	—
Warrants(b)	—
Rights(b)	—

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)

AAA/Aaa(d)	54%
AA/Aa	3
A	13
BBB/Baa	15
BB/Ba	4
B	2
CCC/Caa	1
N/R	8

(a)	Total investments exclude short-term securities, options purchased, options written and investments sold short.

(b)	Amount is less than 1%.

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
510 Loan Acquisition Trust, Series 2020-1,
Class A, 5.11%, 09/25/60(a)(b)	USD	6,173	$6,249,673
522 Funding CLO Ltd.
Series 2019-4A, Class CR, (3 mo. LIBOR US
+ 2.40%), 2.53%, 04/20/30(a)(c)(d)		625	623,693
Series 2019-4A, Class DR, (3 mo. LIBOR US
+ 3.65%), 3.78%, 04/20/30(a)(c)(d)		2,170	2,170,927
ACE Securities Corp. Home Equity Loan Trust
Series 2003-OP1, Class A2, (1 mo. LIBOR
US + 0.72%), 0.81%, 12/25/33(d)		581	551,937
Series 2006-CW1, Class A2C, (1 mo. LIBOR
US + 0.28%), 0.37%, 07/25/36(d)		314	292,186
Series 2007-HE4, Class A2A, (1 mo. LIBOR
US + 0.26%), 0.35%, 05/25/37(d)		2,592	636,216
Series 2007-HE4, Class A2C, (1 mo. LIBOR
US + 0.60%), 0.69%, 05/25/37(d)		229	59,633
Adams Mill CLO Ltd.
Series 2014-1A, Class A2R, (3 mo. LIBOR
US + 1.10%), 1.23%, 07/15/26(a)(c)(d)		379	379,075
Series 2014-1A, Class C1R, (3 mo. LIBOR
US + 2.35%), 2.48%, 07/15/26(a)(c)(d)		1,610	1,609,003
AGL CLO 11 Ltd., Series 2021-11A, Class E,
(3 mo. LIBOR US + 6.36%), 6.52%,
04/15/34(a)(c)(d)		250	250,003
AGL CLO 12 Ltd., Series 2021-12A, Class A1,
(3 mo. LIBOR US + 1.16%), 1.29%,
07/20/34(a)(c)(d)		7,640	7,639,784
AGL CLO 7 Ltd.
Series 2020-7A, Class AR, (3 mo. LIBOR US
+ 1.20%), 1.33%, 07/15/34(a)(c)(d)		2,400	2,401,722
Series 2020-7A, Class DR, (3 mo. LIBOR US
+ 3.10%), 3.23%, 07/15/34(a)(c)(d)		500	499,995
AGL Core CLO 2 Ltd., Series 2019-2A,
Class A1, (3 mo. LIBOR US + 1.39%),
1.52%, 04/20/32(a)(c)(d)		8,405	8,420,684
AIMCO CLO
Series 2015-AA, Class BR, (3 mo. LIBOR US
+ 1.30%), 1.43%, 01/15/28(a)(c)(d)		950	949,738
Series 2015-AA, Class BR2, (3 mo. LIBOR
US + 1.60%), 0.00%, 10/17/34(a)(c)(d)		1,200	1,200,000
Series 2017-AA, Class AR, (3 mo. LIBOR US
+ 1.05%), 1.18%, 04/20/34(a)(c)(d)		250	248,720
Series 2017-AA, Class CR, (3 mo. LIBOR US
+ 2.10%), 2.23%, 04/20/34(a)(c)(d)		500	500,769
Series 2017-AA, Class DR, (3 mo. LIBOR US
+ 3.15%), 3.28%, 04/20/34(a)(c)(d)		250	250,955
Series 2018-BA, Class AR, (3 mo. LIBOR US
+ 1.10%), 1.23%, 01/15/32(a)(c)(d)		5,770	5,770,440
Ajax Mortgage Loan Trust
Series 2017-D, Class B, 0.00%, 12/25/57(a)(d)(e)		138	110,113
Series 2018-A, Class B, 0.00%, 04/25/58(a)		115	100,837
Series 2018-B, Class B, 0.00%, 02/26/57(a)		436	196,675
Series 2018-D, Class A, 3.75%, 08/25/58(a)(d)		8,663	8,798,798
Series 2018-D, Class B, 0.00%, 08/25/58(a)(d)(e)		2,840	1,996,093
Series 2018-E, Class C, 0.00%, 06/25/58(a)(d)		91	86,904
Series 2018-F, Class C, 0.00%, 11/25/58(a)(e)		420	273,243
Series 2018-G, Class A, 4.38%, 06/25/57(a)(d)		8,642	8,643,716

Security		Par (000)	Value

Asset-Backed Securities (continued)
Ajax Mortgage Loan Trust
Series 2018-G, Class B, 5.25%, 06/25/57(a)(d)(e)	USD	2,042	$1,541,710
Series 2018-G, Class C, 0.00%, 06/25/57(a)		5,261	5,173,482
Series 2019-A, Class A, 3.75%, 08/25/57(a)(d)		8,147	8,245,719
Series 2019-A, Class B, 5.25%, 08/25/57(a)(d)		1,720	1,704,571
Series 2019-A, Class C, 0.00%, 08/25/57(a)(e)		4,304	3,565,194
Series 2019-B, Class A, 3.75%, 01/25/59(a)(d)		14,523	14,697,267
Series 2019-B, Class B, 5.25%, 01/25/59(a)(d)(e)		2,845	2,147,975
Series 2019-B, Class C, 0.00%, 01/25/59(a)		7,256	6,228,112
Series 2019-C, Class A, 3.95%, 10/25/58(a)(d)		5,116	5,119,801
Series 2019-E, Class A, 3.00%, 09/25/59(a)(b)		15,530	15,587,558
Series 2019-E, Class B, 4.88%, 09/25/59(a)(b)		2,600	2,560,903
Series 2019-E, Class C, 0.00%, 09/25/59(a)		5,632	4,828,316
Series 2019-G, Class A, 3.00%, 09/25/59(a)(b)		13,117	13,195,165
Series 2019-G, Class B, 4.25%, 09/25/59(a)(b)		2,120	2,066,382
Series 2019-G, Class C, 0.00%, 09/25/59(a)		5,404	4,932,625
Series 2019-H, Class A, 3.00%, 11/25/59(a)(b)		9,046	9,092,775
Series 2019-H, Class B, 4.25%, 11/25/59(a)(b)		1,970	1,920,176
Series 2019-H, Class C, 0.00%, 11/25/59(a)		4,837	4,632,110
Series 2020-A, Class A, 2.38%, 12/25/59(a)(b)		23,627	23,635,903
Series 2020-A, Class B, 3.50%, 12/25/59(a)(b)		3,853	3,842,244
Series 2020-A, Class C, 0.00%, 12/25/59(a)(e)		9,244	5,795,853
Series 2020-C, Class A, 2.25%, 09/27/60(a)(b)(c)		2,552	2,558,385
Series 2020-C, Class B, 5.00%, 09/27/60(a)(b)(c)		2,981	3,002,064
Series 2020-C, Class C, 0.00%, 09/27/60(a)(c)		9,393	8,677,469
Series 2020-D, Class A, 2.25%, 06/25/60(a)(b)		6,581	6,627,458
Series 2020-D, Class B, 5.00%, 06/25/60(a)(b)		4,238	4,268,431
Series 2020-D, Class C, 0.00%, 06/25/60(a)		10,015	9,321,132
Series 2021-C, Class A, 2.12%, 01/25/61(a)(b)		18,142	18,163,858
Series 2021-C, Class B, 3.72%, 01/25/61(a)(b)		3,277	3,273,687
Series 2021-C, Class C, 0.00%, 01/25/61(a)		8,401	6,702,420
Series 2021-D, Class A, 2.00%, 03/25/60(a)(b)		39,298	39,317,211
Series 2021-D, Class B, 4.00%, 03/25/60(a)(d)(e)		5,836	5,785,128
Series 2021-D, Class C, 0.00%, 03/25/60(a)(d)(e)		8,719	6,757,276
Series 2021-E, Class A1, 1.74%, 12/25/60(a)(d)		30,401	30,618,505

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Ajax Mortgage Loan Trust
Series 2021-E, Class A2, 2.69%, 12/25/60(a)(d)	USD	4,422	$4,411,750
Series 2021-E, Class B1, 3.73%, 12/25/60(a)(d)		2,669	2,636,655
Series 2021-E, Class B3, 3.80%, 12/25/60(a)(d)		7,653	3,535,330
Series 2021-E, Class M1, 2.94%, 12/25/60(a)(d)		1,744	1,734,005
Series 2021-E, Class SA, 0.00%, 12/25/60(a)(d)		161	76,205
Series 2021-E, Class XS, 0.00%, 12/25/60(a)(d)		130,661	4,045,045
Series 2021-F, Class A, 1.88%, 06/25/61(a)(b)		56,146	56,066,415
Series 2021-F, Class B, 3.75%, 06/25/61(a)(b)		6,403	6,400,613
Series 2021-F, Class C, 0.00%, 06/25/61(a)		11,971	10,620,442
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.08%), 1.21%, 10/21/28(a)(c)(d)		3,575	3,574,283
Allegro CLO XI Ltd., Series 2019-2A, Class A2A, (3 mo. LIBOR US + 1.85%), 1.98%, 01/19/33(a)(c)(d)		500	501,729
ALM 2020 Ltd., Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 1.98%, 10/15/29(a)(c)(d)		7,780	7,780,711
ALME Loan Funding V BV, Series 5A, Class ER, (3 mo. EURIBOR + 5.41%), 5.41%, 07/15/31(a)(d)	EUR	1,500	1,744,828
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (3 mo. LIBOR US + 1.25%), 1.38%, 11/02/30(a)(c)(d)	USD	750	750,656
AMMC CLO 22 Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.45%), 1.58%, 04/25/31(a)(c)(d)		500	500,022
AMMC CLO XIII Ltd., Series 2013-13A, Class A1R2, (3 mo. LIBOR US + 1.05%), 1.18%, 07/24/29(a)(c)(d)		2,890	2,891,057
AMSR Trust
Series 2020-SFR1, Class E, 3.22%, 04/17/37(a)		1,280	1,291,099
Series 2020-SFR2, Class D, 3.28%, 07/17/37(a)		2,437	2,499,722
Series 2020-SFR3, Class E1, 2.56%, 09/17/37(a)		2,490	2,486,029
Series 2020-SFR4, Class E2, 2.46%, 11/17/37(a)		2,500	2,483,220
Series 2020-SFR4, Class F, 2.86%, 11/17/37(a)		2,760	2,731,081
Anchorage Capital CLO 17 Ltd., Series 2021-17A, Class A1, (3 mo. LIBOR US + 1.17%), 1.32%, 07/15/34(a)(c)(d)		11,115	11,089,586
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 1.18%, 01/28/31(a)(c)(d)		2,120	2,119,616
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.50%), 1.63%, 01/28/31(a)(c)(d)		3,600	3,592,785
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 1.98%, 01/28/31(a)(c)(d)		500	497,601
Anchorage Capital CLO 4-R Ltd.
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 1.18%, 01/28/31(a)(c)(d)		5,330	5,329,032

Security		Par (000)	Value

Asset-Backed Securities (continued)
Anchorage Capital CLO 4-R Ltd.
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.85%), 1.98%, 01/28/31(a)(c)(d)	USD	5,550	$5,536,717
Anchorage Capital CLO 5-R Ltd.
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.45%), 1.58%, 01/15/30(a)(c)(d)		9,200	9,193,490
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.85%), 1.98%, 01/15/30(a)(c)(d)		3,540	3,537,293
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class ARR, (3 mo. LIBOR US + 1.05%), 1.18%, 07/15/30(a)(c)(d)		5,470	5,468,821
Anchorage Capital CLO 7 Ltd.
Series 2015-7A, Class AR2, (3 mo. LIBOR US + 1.09%), 1.22%, 01/28/31(a)(c)(d)		4,936	4,934,901
Series 2015-7A, Class BR2, (3 mo. LIBOR US + 1.75%), 1.88%, 01/28/31(a)(c)(d)		7,620	7,619,963
Series 2015-7A, Class CR2, (3 mo. LIBOR US + 2.20%), 2.33%, 01/28/31(a)(c)(d)		4,250	4,239,363
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 3.63%, 01/28/31(a)(c)(d)		1,140	1,140,533
Anchorage Capital CLO 8 Ltd.
Series 2016-8A, Class AR, (3 mo. LIBOR US + 1.00%), 1.13%, 07/28/28(a)(c)(d)		1,749	1,749,173
Series 2016-8A, Class BR, (3 mo. LIBOR US + 1.60%), 1.73%, 07/28/28(a)(c)(d)		3,050	3,049,053
Anchorage Capital CLO Ltd.
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.25%), 1.38%, 10/13/30(a)(c)(d)		2,755	2,755,117
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.65%), 1.78%, 10/13/30(a)(c)(d)		750	749,662
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 2.28%, 10/13/30(a)(c)(d)		1,410	1,409,311
Anchorage Capital Europe CLO 2 DAC
Series 2A, Class B1R, (3 mo. EURIBOR + 1.60%), 1.60%, 04/15/34(a)(d)	EUR	2,421	2,804,948
Series 2A, Class CR, (3 mo. EURIBOR + 2.40%), 2.40%, 04/15/34(a)(d)		1,298	1,511,459
Series 2A, Class DR, (3 mo. EURIBOR + 3.55%), 3.55%, 04/15/34(a)(d)		2,130	2,481,219
Series 2A, Class ER, (3 mo. EURIBOR + 6.45%), 6.45%, 04/15/34(a)(d)		460	531,863
Anchorage Capital Europe CLO 5 DAC
Series 5A, Class A, (3 mo. EURIBOR + 1.02%), 0.00%, 07/15/34(a)(d)		3,280	3,799,388
Series 5A, Class B1, (3 mo. EURIBOR + 1.70%), 0.00%, 07/15/34(a)(d)		1,570	1,818,609
Anchorage Capital Europe CLO DAC, Series 4A, Class D, (3 mo. EURIBOR + 3.20%), 3.20%, 04/25/34(a)(d)		1,042	1,213,643
Antares CLO Ltd., Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.53%), 0.00%, 07/25/33(a)(c)(d)	USD	10,760	10,728,687
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 1.21%, 04/15/31(a)(c)(d)		3,652	3,650,153
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.01%), 1.14%, 04/20/31(a)(c)(d)		1,080	1,079,833
Apidos CLO XVIII, Series 2018-18A, Class A1, (3 mo. LIBOR US + 1.14%), 1.28%, 10/22/30(a)(c)(d)		880	879,723

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Apidos CLO XX, Series 2015-20A, Class A2RR, (3 mo. LIBOR US + 1.55%), 1.68%, 07/16/31(a)(c)(d)	USD	250	$249,882
Apidos CLO XXI, Series 2015-21A, Class A1R, (3 mo. LIBOR US + 0.93%), 1.06%, 07/18/27(a)(c)(d)		530	529,603
Apidos CLO XXII
Series 2015-22A, Class A2R, (3 mo. LIBOR US + 1.50%), 1.63%, 04/20/31(a)(c)(d)		500	499,772
Series 2015-22A, Class CR, (3 mo. LIBOR US + 2.95%), 3.08%, 04/20/31(a)(c)(d)		850	847,461
Apidos CLO XXXI, Series 2019-31A, Class BR, (3 mo. LIBOR US + 1.55%), 1.68%, 04/15/31(a)(c)(d)		500	499,801
Apidos CLO XXXII, Series 2019-32A, Class D, (3 mo. LIBOR US + 3.50%), 3.63%, 01/20/33(a)(c)(d)		300	300,556
Apres Static CLO Ltd., Series 2019-1A, Class A2R, (3 mo. LIBOR US + 1.70%), 1.83%, 10/15/28(a)(c)(d)		250	249,619
Aqueduct European CLO DAC
Series 2019-4A, Class B1, (3 mo. EURIBOR + 1.80%), 1.80%, 07/15/32(a)(d)	EUR	750	868,676
Series 2019-4X, Class B1, (3 mo. EURIBOR + 1.80%), 1.80%, 07/15/32(d)(f)		1,560	1,806,845
Arbour CLO VIII DAC, Series 8A, Class C, (3 mo. EURIBOR + 2.90%), 2.90%, 07/15/33(a)(d)		550	638,082
Ares European CLO XII BV, Series 12X, Class B1, (3 mo. EURIBOR + 1.75%), 1.75%, 04/20/32(d)(f)		1,370	1,589,031
Ares European CLO XII DAC, Series 12A, Class B1R, (3 mo. EURIBOR + 1.70%), 0.00%, 04/20/32(a)(d)		889	1,029,773
Ares LII CLO Ltd.
Series 2019-52A, Class A1R, (3 mo. LIBOR US + 1.05%), 1.19%, 04/22/31(a)(c)(d)	USD	7,910	7,923,044
Series 2019-52A, Class A2R, (3 mo. LIBOR US + 1.45%), 1.59%, 04/22/31(a)(c)(d)		250	250,101
Ares LIX CLO Ltd.
Series 2021-59A, Class A, (3 mo. LIBOR US + 1.03%), 1.22%, 04/25/34(a)(c)(d)		500	496,036
Series 2021-59A, Class E, (3 mo. LIBOR US + 6.25%), 6.44%, 04/25/34(a)(c)(d)		250	249,419
Ares LVI CLO Ltd., Series 2020-56A, Class E, (3 mo. LIBOR US + 7.58%), 7.71%, 10/25/31(a)(c)(d)		1,720	1,721,234
Ares LVIII CLO Ltd., Series 2020-58A, Class E, (3 mo. LIBOR US + 7.03%), 7.16%, 01/15/33(a)(c)(d)		500	500,784
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.17%), 1.30%, 10/15/30(a)(c)(d)		1,150	1,150,014
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.48%), 0.57%, 05/25/35(d)		3,251	3,044,797
ARM Master Trust, Series 2021-T1, Class A, 2.43%, 11/15/27(a)		1,570	1,563,120
Armada Euro CLO III DAC Series 3A, Class CR, (3 mo. EURIBOR + 2.35%), 2.35%, 07/15/31(a)(d)	EUR	2,880	3,345,660

Security		Par (000)	Value

Asset-Backed Securities (continued)
Armada Euro CLO III DAC Series 3A, Class DR, (3 mo. EURIBOR + 3.30%), 3.30%, 07/15/31(a)(d)	EUR	1,563	$1,817,628
ASSURANT CLO I Ltd.
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 1.83%, 10/20/29(a)(c)(d)	USD	1,400	1,397,435
Series 2017-1A, Class C, (3 mo. LIBOR US + 2.10%), 2.23%, 10/20/29(a)(c)(d)		1,420	1,417,854
ASSURANT CLO Ltd., Series 2018-2A, Class A, (3 mo. LIBOR US + 1.04%), 1.17%, 04/20/31(a)(c)(d)		750	749,636
Atrium IX, Series 9A, Class AR2, (3 mo. LIBOR US + 0.99%), 1.11%, 05/28/30(a)(c)(d)		4,010	4,009,073
Atrium XII
Series 12A, Class AR, (3 mo. LIBOR US + 0.83%), 0.97%, 04/22/27(a)(c)(d)		1,459	1,458,672
Series 12A, Class CR, (3 mo. LIBOR US + 1.65%), 1.79%, 04/22/27(a)(c)(d)		2,381	2,376,834
Atrium XIII
Series 13A, Class A1, (3 mo. LIBOR US + 1.18%), 1.32%, 11/21/30(a)(c)(d)		500	500,017
Series 13A, Class B, (3 mo. LIBOR US + 1.50%), 1.64%, 11/21/30(a)(c)(d)		1,000	993,518
Avery Point V CLO Ltd., Series 2014-5A, Class BR, (3 mo. LIBOR US + 1.50%), 1.63%, 07/17/26(a)(c)(d)		2,134	2,134,512
Avery Point VI CLO Ltd.
Series 2015-6A, Class AR2, (3 mo. LIBOR US + 0.90%), 1.02%, 08/05/27(a)(c)(d)		4,223	4,223,901
Series 2015-6A, Class BR2, (3 mo. LIBOR US + 1.35%), 1.47%, 08/05/27(a)(c)(d)		3,900	3,896,098
Avery Point VII CLO Ltd., Series 2015-7A, Class AR2, (3 mo. LIBOR US + 0.96%), 1.09%, 01/15/28(a)(c)(d)		6,838	6,841,486
Avoca CLO XV DAC, Series 15X, Class B2R, (3 mo. EURIBOR + 1.05%), 1.05%, 04/15/31(d)(f)	EUR	400	460,993
Avoca CLO XVII DAC, Series 17A, Class B1R, (3 mo. EURIBOR + 1.70%), 1.70%, 10/15/32(a)(d)		1,390	1,611,501
Avoca CLO XVIII DAC, Series 18X, Class C, (3 mo. EURIBOR + 1.75%), 1.75%, 04/15/31(d)(f)		400	466,550
Avoca CLO XX DAC, Series 20X, Class E, (3 mo. EURIBOR + 5.75%), 5.75%, 07/15/32(d)(f)		1,040	1,189,691
Avoca CLO XXII DAC
Series 22A, Class D, (3 mo. EURIBOR + 2.90%), 2.90%, 04/15/35(a)(d)		500	581,220
Series 22X, Class B1, (3 mo. EURIBOR + 1.30%), 1.30%, 04/15/35(d)(f)		850	984,452
Avoca CLO XXIII DAC, Series 23A, Class D, (3 mo. EURIBOR + 3.05%), 3.05%, 04/15/34(a)(d)		500	581,989
Avoca CLO XXIV DAC, Series 24A, Class AR, (3 mo. EURIBOR + 0.90%), 0.90%, 07/15/34(a)(d)		7,160	8,278,910
Babson CLO Ltd.
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.19%), 1.32%, 10/20/30(a)(c)(d)	USD	2,590	2,594,166
Series 2015-IA, Class BR, (3 mo. LIBOR US + 1.40%), 1.53%, 01/20/31(a)(c)(d)		610	607,144

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Bain Capital Credit CLO Ltd.
Series 2016-2A, Class ARR, (3 mo. LIBOR US + 0.97%), 1.10%, 01/15/29(a)(c)(d)	USD	1,277	$1,276,421
Series 2016-2A, Class BRR, (3 mo. LIBOR US + 1.55%), 1.68%, 01/15/29(a)(c)(d)		1,000	999,310
Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.50%), 1.63%, 07/20/30(a)(c)(d)		850	846,264
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.08%), 1.21%, 07/19/31(a)(c)(d)		1,670	1,670,834
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.60%), 1.73%, 07/19/31(a)(c)(d)		500	500,022
Series 2019-3A, Class C, (3 mo. LIBOR US + 2.85%), 2.98%, 10/21/32(a)(c)(d)		500	500,275
Bain Capital Euro CLO DAC
Series 2019-1X, Class C, (3 mo. EURIBOR + 2.40%), 2.40%, 04/15/32(d)(f)	EUR	1,160	1,345,456
Series 2019-1X, Class E, (3 mo. EURIBOR + 6.81%), 6.81%, 04/15/32(d)(f)		500	582,231
Ballyrock CLO 14 Ltd., Series 2020-14A, Class D, (3 mo. LIBOR US + 7.00%), 7.13%, 01/20/34(a)(c)(d)	USD	250	249,988
Ballyrock CLO Ltd., Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.15%), 3.28%, 10/15/28(a)(c)(d)		500	500,053
BankAmerica Manufactured Housing Contract Trust
Series 1997-2, Class B1, 7.07%, 02/10/22(d)		1,680	771,662
Series 1998-2, Class B1, 7.41%, 12/10/25(d)		2,790	1,050,075
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(a)		410	431,662
Bardot CLO Ltd., Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.00%), 0.00%, 10/22/32(a)(c)(d)		250	250,000
Barings CLO Ltd.
Series 2016-2A, Class AR, (3 mo. LIBOR US + 1.08%), 1.21%, 07/20/28(a)(c)(d)		385	385,146
Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.95%), 1.08%, 07/20/29(a)(c)(d)		1,085	1,085,001
Battalion CLO 18 Ltd.
Series 2020-18A, Class B, (3 mo. LIBOR US + 2.30%), 2.43%, 10/15/32(a)(d)		1,827	1,827,630
Series 2020-18A, Class D1, (3 mo. LIBOR US + 4.00%), 4.13%, 10/15/32(a)(d)		1,617	1,617,346
Battalion CLO VII Ltd.
Series 2014-7A, Class A1RR, (3 mo. LIBOR US + 1.04%), 1.17%, 07/17/28(a)(c)(d)		1,277	1,277,032
Series 2014-7A, Class CRR, (3 mo. LIBOR US + 2.93%), 3.06%, 07/17/28(a)(c)(d)		4,250	4,253,690
Battalion CLO VIII Ltd.
Series 2015-8A, Class A1R2, (3 mo. LIBOR US + 1.07%), 1.20%, 07/18/30(a)(c)(d)		6,500	6,498,576
Series 2015-8A, Class A2R2, (3 mo. LIBOR US + 1.55%), 1.68%, 07/18/30(a)(c)(d)		3,250	3,228,856
Series 2015-8A, Class BR2, (3 mo. LIBOR US + 2.00%), 2.13%, 07/18/30(a)(c)(d)		2,901	2,894,119
Battalion CLO X Ltd.
Series 2016-10A, Class A1R2, (3 mo. LIBOR US + 1.17%), 1.30%, 01/25/35(a)(c)(d)		25,430	25,417,313
Series 2016-10A, Class A2R2, (3 mo. LIBOR US + 1.55%), 1.68%, 01/25/35(a)(c)(d)		2,890	2,869,354

Security		Par (000)	Value

Asset-Backed Securities (continued)
Battalion CLO XI Ltd., Series 2017-11A, Class BR, (3 mo. LIBOR US + 1.72%), 1.85%, 04/24/34(a)(c)(d)	USD	1,000	$1,000,309
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3 mo. LIBOR US + 1.18%), 1.32%, 07/15/34(a)(d)		4,520	4,520,171
Bayview Financial Revolving Asset Trust
Series 2004-B, Class A1, (1 mo. LIBOR US + 1.00%), 1.09%, 05/28/39(a)(d)(e)		8,833	7,621,436
Series 2004-B, Class A2, (1 mo. LIBOR US + 1.30%), 1.39%, 05/28/39(a)(d)		420	361,313
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.00%), 1.09%, 02/28/40(a)(d)		1,947	1,880,737
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.00%), 1.09%, 12/28/40(a)(d)		644	602,593
BCMSC Trust
Series 2000-A, Class A2, 7.58%, 06/15/30(d)		1,674	377,958
Series 2000-A, Class A3, 7.83%, 06/15/30(d)		1,554	362,602
Series 2000-A, Class A4, 8.29%, 06/15/30(d)		1,121	276,934
Bean Creek CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.02%), 1.15%, 04/20/31(a)(c)(d)		250	250,024
Bear Stearns Asset-Backed Securities I Trust
Series 2004-HE7, Class M2, (1 mo. LIBOR US + 1.73%), 1.81%, 08/25/34(d)		118	118,582
Series 2006-HE1, Class 1M4, (1 mo. LIBOR US + 1.02%), 1.11%, 12/25/35(d)		1,689	2,430,633
Series 2006-HE7, Class 1A2, (1 mo. LIBOR US + 0.34%), 0.43%, 09/25/36(d)		1,652	1,632,710
Series 2007-FS1, Class 1A3, (1 mo. LIBOR US + 0.17%), 0.26%, 05/25/35(d)		307	303,643
Series 2007-HE1, Class 21A2, (1 mo. LIBOR US + 0.16%), 0.25%, 01/25/37(d)		432	425,736
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.32%), 0.41%, 03/25/37(d)		1,153	1,131,173
Series 2007-HE2, Class 22A, (1 mo. LIBOR US + 0.14%), 0.23%, 03/25/37(d)		584	564,478
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.14%), 0.23%, 03/25/37(d)		1,123	1,080,430
Series 2007-HE3, Class 1A3, (1 mo. LIBOR US + 0.25%), 0.34%, 04/25/37(d)		764	924,861
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.35%), 0.44%, 04/25/37(d)		6,111	6,218,254
Beechwood Park CLO Ltd., Series 2019-1A, Class B2A, (3 mo. LIBOR US + 1.75%), 1.88%, 01/17/33(a)(c)(d)		1,500	1,500,692
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R2, (3 mo. LIBOR US + 1.45%), 1.58%, 07/15/29(a)(c)(d)		3,160	3,156,688
Benefit Street Partners CLO III Ltd.
Series 2013-IIIA, Class A1R2, (3 mo. LIBOR US + 1.00%), 1.13%, 07/20/29(a)(c)(d)		750	749,892
Series 2013-IIIA, Class A2R2, (3 mo. LIBOR US + 1.65%), 1.78%, 07/20/29(a)(c)(d)		1,810	1,808,709
Benefit Street Partners CLO Ltd.
Series 2015-VIBR, Class A, (3 mo. LIBOR US + 1.19%), 1.32%, 07/20/34(a)(c)(d)		12,030	12,034,787
Series 2015-VIBR, Class B, (3 mo. LIBOR US + 1.80%), 1.93%, 07/20/34(a)(c)(d)		3,320	3,314,112
Series 2021-23A, Class E, (3 mo. LIBOR US + 6.81%), 7.02%, 04/25/34(a)(c)(d)		750	751,234

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3 mo. LIBOR US + 1.09%), 1.22%, 04/20/31(a)(c)(d)	USD	4,360	$4,358,772
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.23%, 01/20/31(a)(c)(d)		1,650	1,649,569
Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class B, (3 mo. LIBOR US + 2.00%), 2.13%, 01/15/33(a)(c)(d)		250	250,254
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class ER, (3 mo. LIBOR US + 6.75%), 6.89%, 07/15/34(a)(c)(d)		250	249,971
BHG Securitization Trust
Series 2021-A, Class B, 2.79%, 11/17/33(a)		260	264,521
Series 2021-A, Class C, 3.69%, 11/17/33(a)		100	103,111
Bilbao CLO II DAC, Series 2A, Class A1R, (3 mo. EURIBOR + 0.97%), 0.97%, 08/20/35(a)(d)	EUR	5,020	5,824,542
Birch Grove CLO Ltd.
Series 19A, Class BR, (3 mo. LIBOR US + 1.75%), 1.87%, 06/15/31(a)(c)(d)	USD	250	249,980
Series 19A, Class CR, (3 mo. LIBOR US + 2.20%), 2.32%, 06/15/31(a)(c)(d)		1,250	1,249,186
Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 3.47%, 06/15/31(a)(c)(d)		2,445	2,444,974
BlueMountain CLO Ltd.
Series 2012-2A, Class AR2, (3 mo. LIBOR US + 1.05%), 1.18%, 11/20/28(a)(c)(d)		1,031	1,030,439
Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.23%), 1.36%, 01/20/29(a)(c)(d)		2,278	2,278,005
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.18%), 1.32%, 10/22/30(a)(c)(d)		6,882	6,891,108
Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.60%), 1.74%, 10/22/30(a)(c)(d)		500	500,191
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.00%), 1.13%, 04/20/31(a)(c)(d)		2,550	2,548,778
Series 2016-2A, Class BR2, (3 mo. LIBOR US + 2.25%), 2.37%, 08/20/32(a)(c)(d)		1,440	1,437,191
BlueMountain CLO XXII Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.50%), 1.63%, 07/15/31(a)(c)(d)		3,970	3,959,957
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3 mo. LIBOR US + 1.75%), 1.88%, 07/25/34(a)(c)(d)		750	750,750
BlueMountain CLO XXVIII Ltd., Series 2021- 28A, Class A, (3 mo. LIBOR US + 1.26%), 1.39%, 04/15/34(a)(c)(d)		570	571,280
BlueMountain EUR CLO DAC, Series 2021-1A, Class D, (3 mo. EURIBOR + 3.20%), 3.20%, 04/15/34(a)(d)	EUR	1,500	1,743,006
BlueMountain Fuji Eur CLO V DAC, Series 5X, Class C, (3 mo. EURIBOR + 2.45%), 2.45%, 01/15/33(d)(f)		1,560	1,808,195
BlueMountain Fuji U.S. CLO III Ltd., Series 2017-3A, Class A2, (3 mo. LIBOR US + 1.15%), 1.28%, 01/15/30(a)(c)(d)	USD	750	750,000
Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.09%, 07/15/24(a)		5,290	5,345,027
Brookside Mill CLO Ltd. Series 2013-1A, Class BR, (3 mo. LIBOR US + 1.35%), 1.48%, 01/17/28(a)(c)(d)		500	500,339

Security		Par (000)	Value

Asset-Backed Securities (continued)
Brookside Mill CLO Ltd.
Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.78%, 01/17/28(a)(c)(d)	USD	1,073	$1,072,465
Buttermilk Park CLO Ltd.
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.10%), 1.23%, 10/15/31(a)(c)(d)		250	250,230
Series 2018-1A, Class D, (3 mo. LIBOR US + 3.10%), 3.23%, 10/15/31(a)(c)(d)		625	625,050
Cairn CLO XII DAC
Series 2020-12A, Class B, (3 mo. EURIBOR + 2.30%), 2.30%, 04/15/33(a)(d)	EUR	500	579,619
Series 2020-12A, Class C, (3 mo. EURIBOR + 3.00%), 3.00%, 04/15/33(a)(d)		1,175	1,362,696
Canyon Capital CLO Ltd.
Series 2019-1A, Class A1R, (3 mo. LIBOR US + 1.10%), 1.23%, 04/15/32(a)(c)(d)	USD	2,680	2,678,060
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.35%), 3.51%, 04/15/34(a)(c)(d)		1,000	1,001,500
Canyon CLO Ltd.
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.07%), 1.20%, 07/15/31(a)(c)(d)		250	249,842
Series 2020-3A, Class B, (3 mo. LIBOR US + 1.70%), 1.83%, 01/15/34(a)(c)(d)		1,610	1,610,069
Series 2020-3A, Class E, (3 mo. LIBOR US + 7.25%), 7.38%, 01/15/34(a)(c)(d)		250	250,771
Capital Four CLO I DAC, Series 1X, Class E, (3 mo. EURIBOR + 6.47%), 6.47%, 01/15/33(d)(f)	EUR	525	602,743
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (3 mo. LIBOR US + 1.03%), 1.16%, 04/30/31(a)(c)(d)	USD	7,620	7,626,007
Carlyle Euro CLO DAC, Series 2021-2A, Class C, (3 mo. EURIBOR + 3.30%), 0.00%, 10/15/35(a)(d)	EUR	2,650	3,069,627
Carlyle Global Market Strategies CLO Ltd.
Series 2013-2A, Class AR, (3 mo. LIBOR US + 0.89%), 1.02%, 01/18/29(a)(c)(d)	USD	1,098	1,097,851
Series 2013-3A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.23%, 10/15/30(a)(c)(d)		248	248,744
Series 2013-4A, Class A1RR, (3 mo. LIBOR US + 1.00%), 1.13%, 01/15/31(a)(c)(d)		1,853	1,852,212
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.97%), 1.10%, 04/17/31(a)(c)(d)		3,160	3,167,749
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 1.60%), 1.73%, 07/28/28(a)(c)(d)		2,470	2,465,892
Series 2016-1A, Class A1R2, (3 mo. LIBOR US + 1.14%), 1.27%, 04/20/34(a)(c)(d)		250	249,723
Carlyle U.S. CLO Ltd.
Series 2016-4A, Class A2R, (3 mo. LIBOR US + 1.45%), 1.58%, 10/20/27(a)(c)(d)		750	744,541
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.18%), 1.31%, 01/15/30(a)(c)(d)		4,620	4,620,129
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.50%), 1.63%, 04/20/31(a)(c)(d)		250	249,376
Series 2019-2A, Class A1, (3 mo. LIBOR US + 1.28%), 1.41%, 07/15/32(a)(c)(d)		4,000	4,000,408
Series 2021-6A, Class A1, (3 mo. LIBOR US + 1.16%), 1.27%, 07/15/34(a)(c)(d)		3,590	3,590,311
Carrington Mortgage Loan Trust Series 2006-NC1, Class M2, (1 mo. LIBOR US + 0.42%), 0.51%, 01/25/36(d)		610	572,517

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Carrington Mortgage Loan Trust
Series 2006-NC3, Class A3, (1 mo. LIBOR US + 0.15%), 0.24%, 08/25/36(d)	USD	2,751	$2,686,083
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.16%), 0.25%, 10/25/36(d)		571	558,951
CarVal CLO II Ltd.
Series 2019-1A, Class CR, (3 mo. LIBOR US + 2.00%), 2.13%, 04/20/32(a)(c)(d)		700	696,816
Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 3.33%, 04/20/32(a)(c)(d)		5,500	5,519,126
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.57%, 07/20/32(a)(c)(d)		250	246,889
CarVal CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.89%), 3.02%, 07/16/31(a)(c)(d)		750	749,249
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(a)(d)		10,202	10,628,745
CBAM Ltd.
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 1.38%, 07/20/30(a)(c)(d)		6,050	6,053,695
Series 2017-1A, Class C, (3 mo. LIBOR US + 2.40%), 2.53%, 07/20/30(a)(c)(d)		750	748,078
Series 2018-7A, Class A, (3 mo. LIBOR US + 1.10%), 1.23%, 07/20/31(a)(c)(d)		250	249,754
Series 2018-7A, Class B1, (3 mo. LIBOR US + 1.60%), 1.73%, 07/20/31(a)(c)(d)		250	247,878
Series 2019-9A, Class B2, (3 mo. LIBOR US + 1.90%), 2.03%, 02/12/30(a)(c)(d)		500	499,978
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.16%), 0.25%, 10/25/36(d)		496	417,396
CDO Repack SPC Ltd., Series 2006-CLF1, Class D1, 0.00%, 05/20/30(a)(c)		65	65,742
Cedar Funding II CLO Ltd.
Series 2013-1A, Class ARR, (3 mo. LIBOR US + 1.08%), 1.21%, 04/20/34(a)(c)(d)		3,255	3,251,229
Series 2013-1A, Class BRR, (3 mo. LIBOR US + 1.35%), 1.48%, 04/20/34(a)(c)(d)		3,110	3,052,305
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.98%), 1.11%, 04/20/31(a)(c)(d)		940	939,999
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.10%), 1.23%, 07/17/31(a)(c)(d)		2,130	2,129,997
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3 mo. LIBOR US + 1.05%), 1.18%, 04/20/34(a)(c)(d)		18,290	18,237,082
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A2, (3 mo. LIBOR US + 1.13%), 1.26%, 01/20/31(a)(c)(d)		250	250,000
Cedar Funding XI CLO Ltd., Series 2019-11A, Class A2R, (3 mo. LIBOR US + 1.35%), 1.47%, 05/29/32(a)(c)(d)		1,220	1,220,318
CIFC European Funding CLO II DAC,
Series 2X, Class B1, (3 mo. EURIBOR + 1.60%), 1.60%, 04/15/33(d)(f)	EUR	900	1,044,889
CIFC Funding Ltd.
Series 2012-2RA, Class A2, (3 mo. LIBOR US + 1.25%), 1.38%, 01/20/28(a)(c)(d)	USD	750	748,866
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.75%), 1.88%, 07/16/30(a)(c)(d)		750	750,056

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.60%), 1.73%, 04/27/31(a)(c)(d)	USD	500	$498,810
Series 2014-2RA, Class A1, (3 mo. LIBOR US + 1.05%), 1.18%, 04/24/30(a)(c)(d)		250	249,945
Series 2014-2RA, Class B1, (3 mo. LIBOR US + 2.80%), 2.93%, 04/24/30(a)(c)(d)		650	650,000
Series 2014-3A, Class BR2, (3 mo. LIBOR US + 1.80%), 1.94%, 10/22/31(a)(c)(d)		700	700,088
Series 2014-4RA, Class A1A, (3 mo. LIBOR US + 1.13%), 1.26%, 10/17/30(a)(c)(d)		26,820	26,815,280
Series 2014-4RA, Class A2, (3 mo. LIBOR US + 1.65%), 1.78%, 10/17/30(a)(c)(d)		250	250,000
Series 2015-1A, Class BRR, (3 mo. LIBOR US + 1.45%), 1.59%, 01/22/31(a)(c)(d)		250	248,828
Series 2015-2A, Class AR2, (3 mo. LIBOR US + 1.01%), 1.14%, 04/15/30(a)(c)(d)		1,270	1,269,737
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.00%), 2.13%, 04/15/30(a)(c)(d)		2,904	2,903,998
Series 2015-3A, Class BR, (3 mo. LIBOR US + 1.15%), 1.28%, 04/19/29(a)(c)(d)		1,420	1,405,956
Series 2015-5A, Class CR, (3 mo. LIBOR US + 2.95%), 3.08%, 10/25/27(a)(c)(d)		250	250,006
Series 2017-1A, Class AR, (3 mo. LIBOR US + 1.01%), 1.14%, 04/23/29(a)(c)(d)		5,836	5,834,979
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 1.83%, 04/23/29(a)(c)(d)		2,910	2,910,125
Series 2017-5A, Class A1, (3 mo. LIBOR US + 1.18%), 1.31%, 11/16/30(a)(c)(d)		350	350,011
Series 2017-5A, Class C, (3 mo. LIBOR US + 2.85%), 2.98%, 11/16/30(a)(c)(d)		300	297,846
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 1.13%, 04/18/31(a)(c)(d)		6,644	6,644,001
Series 2019-3A, Class CR, (3 mo. LIBOR US + 3.05%), 3.15%, 10/16/34(a)(c)(d)		325	323,687
Series 2019-4A, Class A2, (3 mo. LIBOR US + 1.80%), 1.93%, 07/15/32(a)(c)(d)		400	400,040
Series 2019-5A, Class C, (3 mo. LIBOR US + 3.80%), 3.93%, 10/15/32(a)(c)(d)		250	250,071
Series 2020-1A, Class A1R, (3 mo. LIBOR US + 1.15%), 1.26%, 07/15/36(a)(c)(d)		1,200	1,200,235
Series 2020-1A, Class BR, (3 mo. LIBOR US + 1.65%), 1.76%, 07/15/36(a)(c)(d)		3,260	3,260,063
Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.10%), 3.21%, 07/15/36(a)(c)(d)		1,120	1,119,992
Series 2021-4A, Class A, (3 mo. LIBOR US + 1.05%), 1.14%, 07/15/33(a)(c)(d)		6,450	6,441,030
Series 2021-4A, Class B, (3 mo. LIBOR US + 1.58%), 1.67%, 07/15/33(a)(c)(d)		500	499,452
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.20%), 0.29%, 05/25/37(d)		5,564	4,662,900
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.27%), 0.36%, 05/25/37(d)		2,527	2,134,465
Series 2007-AHL3, Class A3B, (1 mo. LIBOR US + 0.17%), 0.26%, 07/25/45(d)		4,171	3,600,242
Clear Creek CLO
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.20%), 1.33%, 10/20/30(a)(c)(d)		1,250	1,251,271
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 3.08%, 10/20/30(a)(c)(d)		620	618,290

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Clontarf Park CLO DAC, Series 1X, Class CE,
(3 mo. EURIBOR + 3.05%), 3.05%, 08/05/30(d)(f)	EUR	1,750	$2,033,228
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.55%, 12/05/22(a)(d)	USD	1,549	1,554,026
College Avenue Student Loans LLC
Series 2021-B, Class B, 2.42%, 06/25/52(a)		1,120	1,116,043
Series 2021-B, Class C, 2.72%, 06/25/52(a)		480	480,297
Series 2021-B, Class D, 3.78%, 06/25/52(a)		120	119,883
Conseco Finance Corp.
Series 1997-3, Class M1, 7.53%, 03/15/28(d)		1,069	1,095,675
Series 1997-6, Class M1, 7.21%, 01/15/29(d)		197	200,229
Series 1998-4, Class M1, 6.83%, 04/01/30(d)		344	340,117
Series 1998-8, Class A1, 6.28%, 09/01/30		343	355,596
Series 1998-8, Class M1, 6.98%, 09/01/30(d)		2,441	2,352,335
Series 1999-5, Class A5, 7.86%, 03/01/30(d)		888	500,666
Series 1999-5, Class A6, 7.50%, 03/01/30(d)		952	515,966
Series 2001-D, Class B1, (1 mo. LIBOR US + 2.50%), 2.58%, 11/15/32(d)		1,036	949,220
Conseco Finance Securitizations Corp.
Series 2000-1, Class A5, 8.06%, 09/01/29(d)		1,600	479,510
Series 2000-4, Class A6, 8.31%, 05/01/32(d)		1,372	400,447
Series 2000-5, Class A6, 7.96%, 05/01/31		2,164	865,485
Series 2000-5, Class A7, 8.20%, 05/01/31		3,948	1,625,324
Contego CLO VI DAC, Series 6A, Class CR, (3 mo. EURIBOR + 2.40%), 2.40%, 04/15/34(a)(d)	EUR	905	1,051,799
Contego CLO VIII DAC, Series 8A, Class DR, (3 mo. EURIBOR + 3.20%), 3.20%, 01/25/34(a)(d)		500	574,840
Countrywide Asset-Backed Certificates
Series 2004-5, Class A, (1 mo. LIBOR US + 0.90%), 0.99%, 10/25/34(d)	USD	445	440,747
Series 2005-16, Class 1AF, 4.55%, 04/25/36(d)		2,868	2,843,055
Series 2005-17, Class 1AF4, 6.05%, 05/25/36(b)		1,656	1,650,929
Series 2006-1, Class AF4, 4.55%, 07/25/36(d)		525	526,096
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.16%), 0.25%, 09/25/46(d)		100	98,919
Series 2006-12, Class 1A, (1 mo. LIBOR US + 0.26%), 0.35%, 12/25/36(d)		1,915	1,907,845
Series 2006-17, Class 2A2, (1 mo. LIBOR US + 0.15%), 0.24%, 03/25/47(d)		158	156,628
Series 2006-18, Class M1, (1 mo. LIBOR US + 0.30%), 0.39%, 03/25/37(d)		6,264	6,396,660
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.25%, 12/25/35(d)		149	149,061
Series 2006-8, Class 2A4, (1 mo. LIBOR US + 0.25%), 0.34%, 01/25/46(d)		8,384	8,194,446
Series 2006-S3, Class A4, 6.11%, 01/25/29(b)		97	141,784
Series 2006-SPS1, Class A, (1 mo. LIBOR US + 0.22%), 0.31%, 12/25/25(d)		11	41,967
Series 2007-12, Class 1A2, (1 mo. LIBOR US + 0.84%), 0.93%, 08/25/47(d)		4,696	4,697,795
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.27%), 0.35%, 03/15/34(d)		508	492,234

Security		Par (000)	Value

Asset-Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 09/25/31(d)	USD	1,396	$1,438,965
Credit Suisse Mortgage Trust, Series 2021-JR1, Class A1, 2.47%, 09/27/66(a)(d)		44,452	44,452,650
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB2, Class AF4, 3.10%, 12/25/36(b)		386	393,716
Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)(b)		852	872,584
Series 2006-SL1, Class A2, 6.06%, 09/25/36(a)(b)		2,884	235,533
Series 2007-CB6, Class A4, (1 mo. LIBOR US + 0.34%), 0.43%, 07/25/37(a)(d)		530	436,679
Crown Point CLO 10 Ltd., Series 2021-10A, Class A, (3 mo. LIBOR US + 1.17%), 1.32%, 07/20/34(a)(c)(d)		8,030	8,020,944
Cumberland Park CLO Ltd.
Series 2015-2A, Class CR, (3 mo. LIBOR US + 1.80%), 1.93%, 07/20/28(a)(c)(d)		1,190	1,189,644
Series 2015-2A, Class DR, (3 mo. LIBOR US + 2.70%), 2.83%, 07/20/28(a)(c)(d)		500	500,635
CVC Cordatus Loan Fund IV DAC, Series 4X, Class BR1, (3 mo. EURIBOR + 1.30%), 1.30%, 02/22/34(d)(f)	EUR	990	1,143,693
CVC Cordatus Loan Fund V DAC, Series 5X, Class B1R, (3 mo. EURIBOR + 1.50%), 1.50%, 07/21/30(d)(f)		250	289,708
CVC Cordatus Loan Fund VI DAC, Series 6X, Class CR, (3 mo. EURIBOR + 1.60%), 1.60%, 04/15/32(d)(f)		1,160	1,338,650
CVC Cordatus Loan Fund XVII DAC, Series 17A, Class ER, (3 mo. EURIBOR + 6.12%), 6.12%, 11/18/33(a)(d)		1,440	1,662,935
CVC Cordatus Loan Fund XVIII DAC, Series 18X, Class E, (3 mo. EURIBOR + 5.83%), 5.83%, 04/29/34(d)(f)		760	878,081
CVC Cordatus Loan Fund XX DAC
Series 20A, Class DE, (3 mo. EURIBOR + 3.00%), 3.00%, 06/22/34(a)(d)		850	986,119
Series 20A, Class E, (3 mo. EURIBOR + 5.61%), 5.61%, 06/22/34(a)(d)		500	568,778
CWHEQ Home Equity Loan Trust, Series 2006-S5, Class A5, 6.16%, 06/25/35	USD	134	169,149
CWHEQ Revolving Home Equity Loan Resuritization Trust
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.30%), 0.38%, 12/15/33(a)(d)		470	428,090
Series 2006-RES, Class 5B1A, (1 mo. LIBOR US + 0.19%), 0.27%, 05/15/35(a)(d)		150	146,190
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.19%), 0.27%, 05/15/35(a)(d)		105	103,230
CWHEQ Revolving Home Equity Loan Trust
Series 2005-B, Class 2A, (1 mo. LIBOR US + 0.18%), 0.26%, 05/15/35(d)		234	231,012
Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.18%), 0.26%, 05/15/36(d)		1,647	1,611,357
Series 2006-H, Class 1A, (1 mo. LIBOR US + 0.15%), 0.23%, 11/15/36(d)		1,015	908,976

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Dartry Park CLO DAC, Series 1A, Class CRR, (3 mo. EURIBOR + 3.35%), 3.35%, 01/28/34(a)(d)	EUR	500	$581,161
Deer Creek CLO Ltd.
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.18%), 1.31%, 10/20/30(a)(c)(d)	USD	5,561	5,565,803
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.65%), 1.78%, 10/20/30(a)(c)(d)		500	500,332
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 6.06%), 0.00%, 10/15/36(a)(d)		250	242,500
Dorchester Park CLO DAC, Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.45%), 1.58%, 04/20/28(a)(c)(d)		3,064	3,063,280
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3 mo. LIBOR US + 1.04%), 1.17%, 04/20/34(a)(c)(d)		5,540	5,536,576
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3 mo. LIBOR US + 1.70%), 1.83%, 10/15/30(a)(c)(d)		350	350,021
Dryden 49 Senior Loan Fund, Series 2017-49A, Class BR, (3 mo. LIBOR US + 1.60%), 1.73%, 07/18/30(a)(c)(d)		500	499,998
Dryden 50 Senior Loan Fund, Series 2017-50A, Class B, (3 mo. LIBOR US + 1.65%), 1.78%, 07/15/30(a)(c)(d)		450	450,183
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.12%), 1.25%, 01/15/31(a)(c)(d)		18,720	18,714,712
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3 mo. LIBOR US + 1.60%), 1.73%, 07/18/30(a)(c)(d)		300	299,999
Dryden 76 CLO Ltd., Series 2019-76A, Class A1, (3 mo. LIBOR US + 1.33%), 1.46%, 10/20/32(a)(c)(d)		750	750,103
Dryden 77 CLO Ltd.
Series 2020-77A, Class AR, (3 mo. LIBOR US + 1.12%), 1.25%, 05/20/34(a)(c)(d)		3,580	3,573,765
Series 2020-77A, Class XR, (3 mo. LIBOR US + 1.00%), 1.13%, 05/20/34(a)(c)(d)		500	500,151
Dryden 83 CLO Ltd., Series 2020-83A, Class E, (3 mo. LIBOR US + 5.55%), 5.68%, 01/18/32(a)(c)(d)		350	339,973
Dryden Senior Loan Fund, Series 2021-87A, Class A1, (3 mo. LIBOR US + 1.10%), 1.24%, 05/20/34(a)(c)(d)		2,330	2,323,321
Dryden XXV Senior Loan Fund
Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.90%), 1.03%, 10/15/27(a)(c)(d)		7,897	7,895,531
Series 2012-25A, Class CRR, (3 mo. LIBOR US + 1.85%), 1.98%, 10/15/27(a)(c)(d)		1,340	1,338,967
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (3 mo. LIBOR US + 0.90%), 1.03%, 04/15/29(a)(c)(d)		1,151	1,150,946
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.20%), 1.33%, 08/15/30(a)(c)(d)		9,085	9,085,652
Dunedin Park CLO DAC, Series 1A, Class D, (3 mo. EURIBOR + 6.24%), 6.24%, 10/22/32(a)(d)	EUR	1,480	1,712,837

Security		Par (000)	Value

Asset-Backed Securities (continued)
Eaton Vance CLO Ltd.
Series 2018-1A, Class C, (3 mo. LIBOR US + 2.20%), 2.33%, 10/15/30(a)(c)(d)	USD	3,550	$3,550,153
Series 2019-1A, Class ER, (3 mo. LIBOR US + 6.50%), 6.63%, 04/15/31(a)(c)(d)		1,500	1,499,941
Elmwood CLO II Ltd.
Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 1.28%, 04/20/34(a)(c)(d)		3,750	3,748,073
Series 2019-2A, Class BR, (3 mo. LIBOR US + 1.65%), 1.78%, 04/20/34(a)(c)(d)		500	500,035
Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 6.93%, 04/20/34(a)(c)(d)		1,250	1,255,507
Elmwood CLO III Ltd., Series 2019-3A, Class D, (3 mo. LIBOR US + 3.85%), 3.98%, 10/15/32(a)(c)(d)		250	250,000
Elmwood CLO V Ltd.
Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.65%), 1.77%, 10/20/34(a)(c)(d)		2,880	2,880,217
Series 2020-2A, Class CR, (3 mo. LIBOR US + 2.00%), 2.12%, 10/20/34(a)(c)(d)		2,514	2,503,938
Elmwood CLO X Ltd., Series 2021-3A, Class A, (3 mo. LIBOR US + 1.04%), 1.13%, 10/20/34(a)(c)(d)		7,250	7,248,376
Euro-Galaxy III CLO BV
Series 2013-3A, Class CRRR, (3 mo. EURIBOR + 2.35%), 2.35%, 04/24/34(a)(d)	EUR	1,200	1,393,479
Series 2013-3A, Class DRRR, (3 mo. EURIBOR + 3.25%), 3.25%, 04/24/34(a)(d)		1,585	1,846,947
Euro-Galaxy IV CLO BV, Series 2015-4A, Class ARR, (3 mo. EURIBOR + 0.90%), 0.90%, 07/30/34(a)(d)		9,860	11,282,924
Euro-Galaxy VI CLO DAC, Series 2018-6X, Class A, (3 mo. EURIBOR + 0.71%), 0.71%, 04/11/31(d)(f)		2,090	2,418,645
Euro-Galaxy VII CLO DAC
Series 2019-7A, Class CR, (3 mo. EURIBOR + 2.40%), 2.40%, 07/25/35(a)(d)		1,140	1,325,164
Series 2019-7A, Class DR, (3 mo. EURIBOR + 3.50%), 3.50%, 07/25/35(a)(d)		850	991,354
Fairstone Financial Issuance Trust I, Series 2020-1A, Class B, 3.74%, 10/20/39(a)	CAD	2,743	2,152,657
FBR Securitization Trust, Series 2005-5, Class M2, (1 mo. LIBOR US + 0.71%), 0.79%, 11/25/35(d)	USD	6,465	6,412,102
First Franklin Mortgage Loan Trust
Series 2004-FFH3, Class M3, (1 mo. LIBOR US + 1.05%), 1.14%, 10/25/34(d)		1,000	991,637
Series 2006-FF13, Class A1, (1 mo. LIBOR US + 0.24%), 0.33%, 10/25/36(d)		2,340	1,858,870
Series 2006-FF13, Class A2C, (1 mo. LIBOR US + 0.32%), 0.41%, 10/25/36(d)		1,406	1,132,364
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.28%), 0.37%, 12/25/36(d)		11,012	6,246,705
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.15%), 0.24%, 12/25/36(d)		12,866	12,530,076
Series 2006-FFH1, Class M2, (1 mo. LIBOR US + 0.60%), 0.69%, 01/25/36(d)		2,774	2,550,104
FirstKey Homes Trust, Series 2020-SFR1, Class F1, 3.64%, 08/17/37(a)		2,690	2,750,401
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3 mo. LIBOR US + 0.95%), 1.08%, 04/17/31(a)(c)(d)		1,230	1,229,274

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Flatiron CLO 19 Ltd.
Series 2019-1A, Class D, (3 mo. LIBOR US + 3.90%), 4.03%, 11/16/32(a)(c)(d)	USD	650	$650,848
Series 2019-1A, Class E, (3 mo. LIBOR US + 7.20%), 7.33%, 11/16/32(a)(c)(d)		500	501,825
Flatiron CLO 21 Ltd., Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.11%), 1.26%, 07/19/34(a)(c)(d)		13,960	13,967,135
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.28%), 0.37%, 02/25/37(d)		2,502	2,046,561
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, (3 mo. LIBOR US + 0.97%), 1.10%, 10/15/30(a)(c)(d)		1,350	1,350,403
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, (3 mo. LIBOR US + 1.10%), 1.23%, 07/15/31(a)(c)(d)		1,220	1,220,581
Galaxy XXII CLO Ltd., Series 2016-22A, Class ARR, (3 mo. LIBOR US + 1.20%), 1.33%, 04/16/34(a)(c)(d)		4,180	4,191,977
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (3 mo. LIBOR US + 1.02%), 1.15%, 05/16/31(a)(c)(d)		1,000	1,000,112
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.50%), 0.59%, 12/25/35(d)		55	54,788
Gilbert Park CLO Ltd.
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.19%), 1.32%, 10/15/30(a)(c)(d)		250	250,007
Series 2017-1A, Class C, (3 mo. LIBOR US + 1.95%), 2.08%, 10/15/30(a)(c)(d)		3,360	3,358,315
Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 3.08%, 10/15/30(a)(c)(d)		4,292	4,292,060
GoldenTree Loan Management U.S. CLO 1 Ltd., Series 2017-1A, Class A1R2, (3 mo. LIBOR US + 1.02%), 1.15%, 04/20/34(a)(c)(d)		450	448,716
GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class B1, (3 mo. LIBOR US + 1.55%), 1.68%, 04/20/30(a)(c)(d)		500	499,998
GoldenTree Loan Management U.S. CLO 5 Ltd., Series 2019-5A, Class A, (3 mo. LIBOR US + 1.30%), 1.43%, 10/20/32(a)(c)(d)		1,750	1,750,000
GoldenTree Loan Management U.S. CLO 6 Ltd., Series 2019-6A, Class D, (3 mo. LIBOR US + 3.85%), 3.98%, 01/20/33(a)(c)(d)		250	250,735
GoldenTree Loan Opportunities IX Ltd.
Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.11%), 1.24%, 10/29/29(a)(c)(d)		1,830	1,830,059
Series 2014-9A, Class BR2, (3 mo. LIBOR US + 1.60%), 1.73%, 10/29/29(a)(c)(d)		1,000	1,000,039
GoldenTree Loan Opportunities X Ltd.
Series 2015-10A, Class AR, (3 mo. LIBOR US + 1.12%), 1.25%, 07/20/31(a)(d)		4,688	4,688,135
Series 2015-10A, Class DR, (3 mo. LIBOR US + 3.05%), 3.18%, 07/20/31(a)(d)		500	500,039
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.07%), 1.20%, 01/18/31(a)(c)(d)		3,749	3,748,994
Golub Capital BDC 3 CLO 1 LLC, Series 2021- 1A, Class C1, (3 mo. LIBOR US + 2.80%), 2.93%, 04/15/33(a)(d)		1,250	1,251,975

Security		Par (000)	Value

Asset-Backed Securities (continued)
Gracie Point International Funding
Series 2021-1A, Class B, (1 mo. LIBOR US + 1.40%), 1.49%, 11/01/23(a)(c)(d)	USD	710	$710,000
Series 2021-1A, Class C, (1 mo. LIBOR US + 2.40%), 2.49%, 11/01/23(a)(c)(d)		940	940,000
Great Lakes CLO Ltd., Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.56%), 1.69%, 07/15/31(a)(c)(d)		4,300	4,292,827
Great Lakes CLO V Ltd., Series 2021-5A, Class A, (3 mo. LIBOR US + 1.70%), 1.90%, 04/15/33(a)(c)(d)		2,540	2,550,474
GreenPoint Manufactured Housing
Series 1999-5, Class M1B, 8.29%, 12/15/29(d)		870	897,485
Series 1999-5, Class M2, 9.23%, 12/15/29(d) .		855	746,838
Grippen Park CLO Ltd.
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.26%), 1.39%, 01/20/30(a)(c)(d)		1,123	1,123,087
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.30%), 3.43%, 01/20/30(a)(c)(d)		250	250,055
GSAA Home Equity Trust
Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.70%), 0.79%, 12/25/35(d)		836	370,669
Series 2006-4, Class 1A1, 2.95%, 03/25/36(d)		2,007	1,589,020
Series 2006-5, Class 2A1, (1 mo. LIBOR US + 0.14%), 0.23%, 03/25/36(d)		13	5,749
Series 2007-2, Class AF3, 5.92%, 03/25/37(d)		479	137,155
GSAMP Trust
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.20%), 0.29%, 01/25/47(d)		868	580,530
Series 2007-HS1, Class M6, (1 mo. LIBOR US + 3.38%), 3.46%, 02/25/47(d)		1,300	1,408,383
Gulf Stream Meridian 1 Ltd.
Series 2020-IA, Class A1, (3 mo. LIBOR US + 1.37%), 1.50%, 04/15/33(a)(c)(d)		5,820	5,825,689
Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 6.58%, 04/15/33(a)(c)(d)		1,000	997,562
Gulf Stream Meridian 4 Ltd.
Series 2021-4A, Class A1, (3 mo. LIBOR US + 1.20%), 1.31%, 07/15/34(a)(c)(d)		11,560	11,562,007
Series 2021-4A, Class A2, (3 mo. LIBOR US + 1.85%), 1.96%, 07/15/34(a)(c)(d)		1,750	1,753,103
Series 2021-4A, Class D, (3 mo. LIBOR US + 6.35%), 6.46%, 07/15/34(a)(c)(d)		750	749,600
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3 mo. LIBOR US + 1.80%), 1.90%, 07/15/34(a)(c)(d)		470	470,422
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.08%), 1.21%, 07/25/27(a)(c)(d)		1,228	1,227,588
Harvest CLO XXIII DAC, Series 23A, Class CE, (3 mo. EURIBOR + 2.05%), 2.05%, 10/20/32(a)(d)	EUR	1,430	1,659,897
Henley CLO IV DAC
Series 4A, Class C, (3 mo. EURIBOR + 2.10%), 2.10%, 04/25/34(a)(d)		560	647,235
Series 4A, Class D, (3 mo. EURIBOR + 3.00%), 3.00%, 04/25/34(a)(d)(e)		750	871,343
Series 4X, Class B1, (3 mo. EURIBOR + 1.35%), 1.35%, 04/25/34(d)(f)		540	619,790

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Highbridge Loan Management Ltd.
Series 12A-18, Class A1B, (3 mo. LIBOR US + 1.25%), 1.38%, 07/18/31(a)(c)(d)	USD	750	$749,258
Series 3A-2014, Class A1R, (3 mo. LIBOR US + 1.18%), 1.31%, 07/18/29(a)(c)(d)		3,070	3,069,261
Series 7A-2015, Class BR, (3 mo. LIBOR US + 1.18%), 1.31%, 03/15/27(a)(c)(d)		500	499,501
Home Equity Asset Trust
Series 2006-3, Class M2, (1 mo. LIBOR US + 0.60%), 0.69%, 07/25/36(d)		2,440	2,336,601
Series 2007-1, Class 2A3, (1 mo. LIBOR US + 0.30%), 0.39%, 05/25/37(d)		2,279	2,071,013
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-A, Class M2, (1 mo. LIBOR US + 2.03%), 2.11%, 07/25/34(d)		437	439,659
Series 2007-A, Class 2A2, (1 mo. LIBOR US + 0.19%), 0.28%, 04/25/37(d)		1,745	1,381,172
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(b)		1,997	328,037
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (1 mo. LIBOR US + 0.72%), 0.80%, 04/15/36(d)		803	778,569
HPS Loan Management Ltd.
Series 10A-16, Class A1RR, (3 mo. LIBOR US + 1.14%), 1.27%, 04/20/34(a)(c)(d)		5,620	5,600,492
Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.00%), 1.12%, 02/05/31(a)(c)(d)		11,313	11,309,590
ICG U.S. CLO Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 1.14%), 1.27%, 10/19/28(a)(c)(d)		4,799	4,798,258
Invesco Euro CLO II DAC, Series 2A, Class B1R, (3 mo. EURIBOR + 1.70%), 1.70%, 08/15/34(a)(d)	EUR	1,440	1,667,518
Invesco Euro CLO V DAC, Series 5X, Class D, (3 mo. EURIBOR + 3.80%), 3.80%, 01/15/34(d)(f)		350	408,463
Invitation Homes Trust, Series 2018-SFR3, Class A, (1 mo. LIBOR US + 1.00%), 1.08%, 07/17/37(a)(d)	USD	2,665	2,669,177
Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, 6.53%, 09/25/37(a)(b)		270	270,155
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 2.15%), 2.28%, 04/20/32(a)(c)(d)		1,630	1,639,306
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (1 mo. LIBOR US + 0.41%), 0.49%, 05/25/36(d)		1,170	1,157,645
Kayne CLO 4 Ltd., Series 2019-4A, Class C, (3 mo. LIBOR US + 2.80%), 2.93%, 04/25/32(a)(c)(d)		675	677,743
Kayne CLO 5 Ltd., Series 2019-5A, Class A, (3 mo. LIBOR US + 1.35%), 1.48%, 07/24/32(a)(c)(d)		3,770	3,769,306
Kayne CLO 7 Ltd., Series 2020-7A, Class A1, (3 mo. LIBOR US + 1.20%), 1.33%, 04/17/33(a)(c)(d)		250	250,000
Kayne CLO II Ltd., Series 2018-2A, Class AR, (3 mo. LIBOR US + 1.08%), 1.21%, 10/15/31(a)(c)(d)		3,255	3,259,453

Security		Par (000)	Value

Asset-Backed Securities (continued)
Kayne CLO III Ltd.
Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.55%), 1.68%, 04/15/32(a)(c)(d)	USD	250	$249,942
Series 2019-3A, Class CR, (3 mo. LIBOR US + 1.85%), 1.98%, 04/15/32(a)(c)(d)		475	473,217
KKR CLO 16 Ltd., Series 16, Class A1R, (3 mo. LIBOR US + 1.25%), 1.38%, 01/20/29(a)(c)(d)		5,585	5,585,435
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.07%), 1.20%, 01/20/31(a)(c)(d)		8,120	8,119,987
LCM 29 Ltd., Series 29A, Class AR, (3 mo. LIBOR US + 1.07%), 1.20%, 04/15/31(a)(c)(d)		850	850,807
LCM XIV LP, Series 14A, Class AR, (3 mo. LIBOR US + 1.04%), 1.17%, 07/20/31(a)(c)(d)		500	500,000
LCM XX LP
Series 20A, Class AR, (3 mo. LIBOR US + 1.04%), 1.17%, 10/20/27(a)(c)(d)		2,148	2,146,816
Series 20A, Class BR, (3 mo. LIBOR US + 1.55%), 1.68%, 10/20/27(a)(c)(d)		250	249,936
LCM XXI LP, Series 21A, Class AR, (3 mo. LIBOR US + 0.88%), 1.01%, 04/20/28(a)(c)(d)		1,769	1,767,210
Legacy Mortgage Asset Trust
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(d)		6,253	6,266,874
Series 2019-SL2, Class B, 0.00%, 02/25/59(a)(e)		2,088	313,170
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(d)		2,083	2,064,519
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1, 6.63%, 04/15/40(d)		3,246	3,468,464
Series 2002-A, Class C, 0.00%, 06/15/33		291	267,708
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. LIBOR US + 0.09%), 0.18%, 06/25/37(a)(d)		390	319,664
Lendmark Funding Trust
Series 2021-1A, Class B, 2.47%, 11/20/31(a)		1,670	1,677,740
Series 2021-1A, Class C, 3.41%, 11/20/31(a)		1,270	1,276,354
Series 2021-1A, Class D, 5.05%, 11/20/31(a)		725	734,429
Litigation Fee Residual Funding LLC,
Series 2015-1, Class A, 4.00%, 10/01/27(e)		627	627,155
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.13%), 1.21%, 05/15/28(a)(c)(d)		763	762,657
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A, 2.75%, 07/20/47(a)(c)		6,445	6,662,170
Series 2021-1GS, Class A, 2.29%, 01/20/48(a)(c)		6,346	6,411,640
Logan CLO I Ltd., Series 2021-1A, Class A, (3 mo. LIBOR US + 1.16%), 1.31%, 07/20/34(a)(c)(d)		4,510	4,510,167
Long Beach Mortgage Loan Trust
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.30%), 0.39%, 06/25/36(d)		3,421	2,161,543
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.25%, 08/25/36(d)		9,132	4,877,680
Longfellow Place CLO Ltd., Series 2013-1A, Class BR3, (3 mo. LIBOR US + 1.75%), 1.88%, 04/15/29(a)(c)(d)		500	499,845

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (1 mo. LIBOR US + 3.25%), 3.34%, 03/25/32(d)	USD	679	$682,685
Madison Park Euro Funding XVI DAC
Series 16A, Class D, (3 mo. EURIBOR + 3.20%), 3.20%, 05/25/34(a)(d)	EUR	1,000	1,158,026
Series 16A, Class E, (3 mo. EURIBOR + 6.02%), 6.02%, 05/25/34(a)(d)		900	1,030,097
Madison Park Funding X Ltd., Series 2012-10A, Class AR3, (3 mo. LIBOR US + 1.01%), 1.14%, 01/20/29(a)(c)(d)	USD	9,339	9,337,277
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3 mo. LIBOR US + 0.90%), 1.04%, 07/23/29(a)(c)(d)		5,363	5,362,168
Madison Park Funding XIII Ltd.
Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.95%), 1.08%, 04/19/30(a)(c)(d)		7,708	7,714,218
Series 2014-13A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.63%, 04/19/30(a)(c)(d)		4,890	4,865,399
Madison Park Funding XIX Ltd.
Series 2015-19A, Class A1R2, (3 mo. LIBOR US + 0.92%), 1.06%, 01/22/28(a)(c)(d)		7,303	7,305,291
Series 2015-19A, Class A2R2, (3 mo. LIBOR US + 1.50%), 1.64%, 01/22/28(a)(c)(d)		1,000	995,022
Madison Park Funding XLV Ltd., Series 2020-45A, Class AR, (3 mo. LIBOR US + 1.12%), 1.25%, 07/15/34(a)(c)(d)(e)		4,660	4,658,602
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.19%), 1.32%, 10/21/30(a)(c)(d)		14,970	14,990,617
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, (3 mo. LIBOR US + 1.26%), 1.39%, 01/15/33(a)(c)(d)		3,000	3,001,165
Madison Park Funding XXIII Ltd.
Series 2017-23A, Class AR, (3 mo. LIBOR US + 0.97%), 1.10%, 07/27/31(a)(c)(d)		750	749,825
Series 2017-23A, Class BR, (3 mo. LIBOR US + 1.55%), 1.68%, 07/27/31(a)(c)(d)		500	500,179
Series 2017-23A, Class CR, (3 mo. LIBOR US + 2.00%), 2.13%, 07/27/31(a)(c)(d)		900	899,995
Madison Park Funding XXV Ltd., Series 2017-25A, Class A2R, (3 mo. LIBOR US + 1.65%), 1.78%, 04/25/29(a)(c)(d)		1,430	1,429,994
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.20%), 1.33%, 07/29/30(a)(c)(d)		11,115	11,129,758
Madison Park Funding XXVII Ltd., Series 2018-27A, Class A1A, (3 mo. LIBOR US + 1.03%), 1.16%, 04/20/30(a)(c)(d)		500	499,856
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (3 mo. LIBOR US + 1.70%), 1.84%, 01/23/31(a)(c)(d)		500	500,021
Madison Park Funding XXXIV Ltd., Series 2019-34A, Class AR, (3 mo. LIBOR US + 1.12%), 1.25%, 04/25/32(a)(c)(d)		250	249,811
Madison Park Funding XXXV Ltd., Series 2019-35A, Class A1R, (3 mo. LIBOR US + 0.99%), 1.12%, 04/20/32(a)(c)(d)		3,220	3,221,877
Madison Park Funding XXXVI Ltd., Series 2019-36A, Class B1, (3 mo. LIBOR US + 1.85%), 1.98%, 01/15/33(a)(c)(d)		2,470	2,471,598

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class A, (3 mo. LIBOR US + 1.12%), 1.25%, 07/17/34(a)(c)(d)	USD	5,010	$5,004,027
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.18%), 1.31%, 12/18/30(a)(c)(d)		2,000	1,999,462
Mariner CLO LLC
Series 2016-3A, Class AR2, (3 mo. LIBOR US + 0.99%), 1.13%, 07/23/29(a)(c)(d)		1,790	1,789,406
Series 2016-3A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.64%, 07/23/29(a)(c)(d)		1,978	1,978,503
Series 2016-3A, Class CR2, (3 mo. LIBOR US + 2.05%), 2.19%, 07/23/29(a)(c)(d)		5,162	5,161,585
Series 2016-3A, Class DR2, (3 mo. LIBOR US + 2.90%), 3.04%, 07/23/29(a)(c)(d)		500	498,759
Mariner Finance Issuance Trust
Series 2019-AA, Class B, 3.51%, 07/20/32(a)		2,420	2,488,078
Series 2019-AA, Class C, 4.01%, 07/20/32(a)		2,150	2,206,040
Series 2020-AA, Class B, 3.21%, 08/21/34(a)		1,630	1,675,409
Series 2020-AA, Class C, 4.10%, 08/21/34(a)		1,536	1,589,090
Series 2020-AA, Class D, 5.75%, 08/21/34(a)		2,030	2,067,843
MASTR Asset-Backed Securities Trust
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.52%), 0.61%, 06/25/36(a)(d)		1,310	1,212,359
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.28%), 0.37%, 05/25/37(d)		1,318	1,208,544
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.26%), 0.35%, 06/25/46(a)(d)		402	392,041
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.24%), 0.33%, 05/25/37(d)		1,718	1,373,195
Merrill Lynch Mortgage Investors Trust
Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 0.35%, 08/25/37(d)		386	345,950
Series 2006-RM3, Class A2B, (1 mo. LIBOR US + 0.18%), 0.27%, 06/25/37(d)		884	251,010
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.97%), 1.10%, 04/21/31(a)(c)(d)		1,987	1,987,318
Mill City Solar Loan Ltd., Series 2019-2GS, Class A, 3.69%, 07/20/43(a)		5,866	6,238,117
Morgan Stanley ABS Capital I, Inc. Trust
Series 2005-HE1, Class A2MZ, (1 mo. LIBOR US + 0.60%), 0.69%, 12/25/34(d)		820	771,354
Series 2005-HE5, Class M4, (1 mo. LIBOR US + 0.87%), 0.96%, 09/25/35(d)		3,895	3,964,741
Series 2007-SEA1, Class 2A1, (1 mo. LIBOR US + 1.90%), 1.99%, 02/25/47(a)(d)		1,029	1,004,605
Morgan Stanley Home Equity Loan Trust, Series 2006-3, Class A3, (1 mo. LIBOR US + 0.32%), 0.41%, 04/25/36(d)		1,744	1,428,769
Morgan Stanley Mortgage Loan Trust, Series 2006-16AX, Class 1A, (1 mo. LIBOR US + 0.34%), 0.43%, 11/25/36(d)		3,937	1,083,896
Mosaic Solar Loan Trust
Series 2018-2GS, Class A, 4.20%, 02/22/44(a)		2,295	2,481,671
Series 2019-2A, Class A, 2.88%, 09/20/40(a)		727	758,340
Series 2020-1A, Class A, 2.10%, 04/20/46(a)		1,163	1,178,135
Series 2020-1A, Class B, 3.10%, 04/20/46(a)		1,759	1,831,729

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
MP CLO III Ltd., Series 2013-1A, Class AR, (3 mo. LIBOR US + 1.25%), 1.38%, 10/20/30(a)(c)(d)	USD	2,820	$2,820,723
MP CLO VII Ltd., Series 2015-1A, Class BRR, (3 mo. LIBOR US + 1.60%), 1.73%, 10/18/28(a)(c)(d)		750	742,352
MP CLO VIII Ltd.
Series 2015-2A, Class ARR, (3 mo. LIBOR US + 1.20%), 1.33%, 04/28/34(a)(c)(d)		5,910	5,889,619
Series 2015-2A, Class BRR, (3 mo. LIBOR US + 1.80%), 1.93%, 04/28/34(a)(c)(d)		3,500	3,484,602
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3 mo. LIBOR US + 1.60%), 1.73%, 10/20/30(a)(c)(d)		250	249,999
Nationstar HECM Loan Trust, Series 2020-1A, Class M3, 2.82%, 09/25/30(a)(d)		2,151	2,149,816
Nationstar Home Equity Loan Trust, Series 2007-B, Class M1, (1 mo. LIBOR US + 0.41%), 0.50%, 04/25/37(d)		3,320	3,175,684
Navient Private Education Loan Trust, Series 2014-AA, Class B, 3.50%, 08/15/44(a)		6,000	6,129,492
Navient Private Education Refi Loan Trust
Series 2020-A, Class A2B, (1 mo. LIBOR US + 0.90%), 0.98%, 11/15/68(a)(d)		2,410	2,429,018
Series 2020-FA, Class B, 2.69%, 07/15/69(a)		2,590	2,666,086
Series 2021-DA, Class B, 2.61%, 04/15/60(a)(e)		1,700	1,700,000
Series 2021-DA, Class C, 3.48%, 04/15/60(a)(e)		4,380	4,380,000
Series 2021-DA, Class D, 4.00%, 04/15/60(a)(e)		1,400	1,360,800
Nelnet Student Loan Trust
Series 2021-A, Class B2, 2.85%, 04/20/62(a)		22,590	22,899,580
Series 2021-A, Class C, 3.75%, 04/20/62(a)		13,100	13,182,957
Series 2021-A, Class D, 4.93%, 04/20/62(a)		5,340	5,415,487
Series 2021-BA, Class B, 2.68%, 04/20/62(a)		18,310	18,323,192
Series 2021-BA, Class C, 3.57%, 04/20/62(a)		5,130	5,111,461
Series 2021-BA, Class D, 4.75%, 04/20/62(a)		1,499	1,493,945
Series 2021-CA, Class B, 2.53%, 04/20/62(a)		16,690	16,460,963
Series 2021-CA, Class C, 3.36%, 04/20/62(a)		650	640,910
Series 2021-CA, Class D, 4.44%, 04/20/62(a)		990	976,711
Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class AR2, (3 mo. LIBOR US + 1.03%), 1.16%, 01/28/30(a)(c)(d)		750	749,859
Neuberger Berman CLO XVII Ltd.
Series 2014-17A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.64%, 04/22/29(a)(c)(d)		1,500	1,499,435
Series 2014-17A, Class CR2, (3 mo. LIBOR US + 2.00%), 2.14%, 04/22/29(a)(c)(d)		1,900	1,900,236
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class AR, (3 mo. LIBOR US + 1.04%), 1.17%, 04/15/34(a)(c)(d)		2,690	2,682,379
Neuberger Berman CLO XX Ltd.
Series 2015-20A, Class ARR, (3 mo. LIBOR US + 1.16%), 1.30%, 07/15/34(a)(c)(d)		1,000	1,000,356
Series 2015-20A, Class BRR, (3 mo. LIBOR US + 1.65%), 1.79%, 07/15/34(a)(c)(d)		750	749,998
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 1.78%, 10/17/30(a)(c)(d)		250	249,999

Security		Par (000)	Value

Asset-Backed Securities (continued)
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class BR, (3 mo. LIBOR US + 1.55%), 1.68%, 10/17/27(a)(c)(d)	USD	400	$399,866
Neuberger Berman Loan Advisers CLO 26 Ltd.
Series 2017-26A, Class A, (3 mo. LIBOR US + 1.17%), 1.30%, 10/18/30(a)(c)(d)		5,520	5,520,074
Series 2017-26A, Class B, (3 mo. LIBOR US + 1.50%), 1.63%, 10/18/30(a)(c)(d)		250	249,898
Neuberger Berman Loan Advisers CLO 29 Ltd.
Series 2018-29A, Class A1, (3 mo. LIBOR US + 1.13%), 1.26%, 10/19/31(a)(c)(d)		500	500,032
Series 2018-29A, Class B1, (3 mo. LIBOR US + 1.70%), 1.83%, 10/19/31(a)(c)(d)		250	250,006
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class E, (3 mo. LIBOR US + 7.80%), 7.93%, 01/20/33(a)(c)(d)		500	501,979
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class BR, (3 mo. LIBOR US + 1.45%), 1.58%, 07/20/31(a)(c)(d)		1,000	999,010
Neuberger Berman Loan Advisers CLO 39 Ltd., Series 2020-39A, Class E, (3 mo. LIBOR US + 7.20%), 7.33%, 01/20/32(a)(c)(d)		250	250,141
Neuberger Berman Loan Advisers CLO 42 Ltd., Series 2021-42A, Class A, (3 mo. LIBOR US + 1.10%), 1.24%, 07/16/35(a)(c)(d)		3,940	3,930,803
New Century Home Equity Loan Trust, Series 2005-C, Class M2, (1 mo. LIBOR US + 0.68%), 0.76%, 12/25/35(d)		2,167	2,060,119
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.40%), 0.49%, 10/25/36(a)(d)		113	138,458
Oaktree CLO Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.87%), 1.00%, 10/20/27(a)(c)(d)		198	197,861
Oakwood Mortgage Investors, Inc.
Series 2001-D, Class A2, 5.26%, 01/15/19(d)		601	393,028
Series 2001-D, Class A4, 6.93%, 09/15/31(d)		382	289,924
Series 2002-B, Class M1, 7.62%, 06/15/32(d)		4,483	3,952,754
Ocean Trails CLO VI
Series 2016-6A, Class BRR, (3 mo. LIBOR US + 1.45%), 1.58%, 07/15/28(a)(c)(d)		1,055	1,053,668
Series 2016-6A, Class CRR, (3 mo. LIBOR US + 2.25%), 2.38%, 07/15/28(a)(c)(d)		1,750	1,750,480
OCP CLO Ltd.
Series 2013-4A, Class A2RR, (3 mo. LIBOR US + 1.45%), 1.58%, 04/24/29(a)(c)(d)		2,500	2,500,145
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.90%), 2.03%, 04/24/29(a)(c)(d)		4,618	4,614,258
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 3.13%, 04/24/29(a)(c)(d)		3,000	3,000,177
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.08%), 1.21%, 04/26/31(a)(c)(d)		660	659,991
Series 2014-5A, Class A2R, (3 mo. LIBOR US + 1.40%), 1.53%, 04/26/31(a)(c)(d)		1,070	1,069,959
Series 2014-7A, Class A2RR, (3 mo. LIBOR US + 1.65%), 1.78%, 07/20/29(a)(c)(d)		1,250	1,250,401
Series 2015-10A, Class A1R, (3 mo. LIBOR US + 0.82%), 0.95%, 10/26/27(a)(c)(d)		210	210,460
Series 2015-10A, Class BR, (3 mo. LIBOR US + 1.85%), 1.98%, 10/26/27(a)(c)(d)		1,420	1,418,181
Series 2015-10A, Class DR, (3 mo. LIBOR US + 5.50%), 5.63%, 10/26/27(a)(c)(d)		750	750,279

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OCP CLO Ltd.
Series 2015-9A, Class BR, (3 mo. LIBOR US + 1.75%), 1.88%, 07/15/27(a)(c)(d)	USD	250	$249,719
Series 2015-9A, Class E, (3 mo. LIBOR US + 6.40%), 6.53%, 07/15/27(a)(c)(d)		250	250,275
Series 2016-12A, Class A1R, (3 mo. LIBOR US + 1.12%), 1.25%, 10/18/28(a)(c)(d)		8,462	8,463,464
Series 2016-12A, Class A2R, (3 mo. LIBOR US + 1.60%), 1.73%, 10/18/28(a)(c)(d)		500	500,136
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.95%), 2.08%, 11/20/30(a)(c)(d)		500	498,688
Series 2019-16A, Class ER, (3 mo. LIBOR US + 6.35%), 6.47%, 04/10/33(a)(c)(d)		950	943,066
Series 2020-18A, Class AR, (3 mo. LIBOR US + 1.09%), 1.22%, 07/20/32(a)(c)(d)		1,830	1,832,865
Series 2020-19A, Class BR, (3 mo. LIBOR US + 1.70%), 1.83%, 10/20/34(a)(c)(d)		500	499,999
OCP Euro CLO DAC
Series 2017-2X, Class B, (3 mo. EURIBOR + 1.35%), 1.35%, 01/15/32(d)(f)	EUR	1,130	1,306,673
Series 2019-3A, Class CR, (3 mo. EURIBOR + 2.30%), 2.30%, 04/20/33(a)(d)		250	289,521
Series 2019-3A, Class DR, (3 mo. EURIBOR + 3.30%), 3.30%, 04/20/33(a)(d)		250	290,046
Series 2020-4A, Class B1R, (3 mo. EURIBOR + 1.70%), 1.70%, 09/22/34(a)(d)(e)		3,320	3,845,722
Series 2020-4A, Class DR, (3 mo. EURIBOR + 3.20%), 3.20%, 09/22/34(a)(d)(e)		750	868,763
Series 2020-4A, Class ER, (3 mo. EURIBOR + 5.94%), 5.94%, 09/22/34(a)(d)(e)		2,300	2,624,242
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.96%), 1.09%, 04/16/31(a)(c)(d)	USD	7,300	7,297,787
Octagon Investment Partners 24 Ltd., Series 2015-1A, Class A2S, (3 mo. LIBOR US + 1.70%), 1.83%, 04/21/31(a)(c)(d)		3,440	3,441,180
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.19%), 1.32%, 01/20/31(a)(c)(d)		500	500,008
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.97%), 1.10%, 04/15/31(a)(c)(d)		250	249,927
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.58%), 1.71%, 07/25/30(a)(c)(d)		750	749,620
Octagon Investment Partners 39 Ltd., Series 2018-3A, Class B, (3 mo. LIBOR US + 1.65%), 1.78%, 10/20/30(a)(c)(d)		350	349,813
Octagon Investment Partners 46 Ltd., Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.65%), 1.76%, 07/15/36(a)(c)(d)		3,290	3,277,836
Octagon Investment Partners 48 Ltd.
Series 2020-3A, Class C, (3 mo. LIBOR US + 2.55%), 2.68%, 10/20/31(a)(c)(d)		1,650	1,650,356
Series 2020-3A, Class D, (3 mo. LIBOR US + 4.00%), 4.13%, 10/20/31(a)(c)(d)		250	250,251
Octagon Investment Partners 51 Ltd., Series 2021-1A, Class A, (3 mo. LIBOR US + 1.15%), 1.26%, 07/20/34(a)(c)(d)		11,920	11,912,943

Security		Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.35%), 1.48%, 07/19/30(a)(c)(d)	USD	1,430	$1,431,504
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.02%), 1.15%, 07/17/30(a)(c)(d)		3,580	3,577,726
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.00%), 1.13%, 01/25/31(a)(c)(d)		8,490	8,487,619
OHA Credit Funding 2 Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 1.28%, 04/21/34(a)(c)(d)		14,440	14,432,952
OHA Credit Funding 3 Ltd.
Series 2019-3A, Class AR, (3 mo. LIBOR US + 1.14%), 1.29%, 07/02/35(a)(c)(d)		3,225	3,223,160
Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.65%), 1.80%, 07/02/35(a)(c)(d)		2,989	2,991,748
OHA Loan Funding Ltd.
Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.04%), 1.17%, 05/23/31(a)(c)(d)		6,219	6,215,249
Series 2015-1A, Class A1R2, (3 mo. LIBOR US + 1.34%), 1.47%, 11/15/32(a)(c)(d)		5,400	5,402,308
Series 2016-1A, Class B1R, (3 mo. LIBOR US + 1.60%), 1.73%, 01/20/33(a)(c)(d)		250	249,999
OneMain Financial Issuance Trust
Series 2019-1A, Class E, 5.69%, 02/14/31(a)		5,010	5,065,246
Series 2019-2A, Class A, 3.14%, 10/14/36(a)		14,760	15,787,796
Series 2020-1A, Class A, 3.84%, 05/14/32(a)		12,330	12,744,230
Series 2020-2A, Class C, 2.76%, 09/14/35(a)		2,620	2,692,892
Series 2020-2A, Class D, 3.45%, 09/14/35(a)		6,620	6,982,287
Series 2021-1A, Class C, 2.22%, 06/16/36(a)		430	428,684
Series 2021-1A, Class D, 2.47%, 06/16/36(a)		920	915,773
Oportun Issuance Trust
Series 2021-B, Class B, 1.96%, 05/08/31(a)		1,070	1,072,851
Series 2021-B, Class C, 3.65%, 05/08/31(a)		510	512,319
Series 2021-B, Class D, 5.41%, 05/08/31(a)		910	914,522
Option One Mortgage Loan Trust
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.14%), 0.23%, 02/25/37(d)		1,109	854,723
Series 2007-CP1, Class 2A3, (1 mo. LIBOR US + 0.21%), 0.30%, 03/25/37(d)		2,360	1,989,964
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(b)		2,333	2,320,820
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(b)		5,741	5,727,582
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(b)		3,075	3,099,665
Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2005-4, Class M3, (1 mo. LIBOR US + 0.74%), 0.82%, 11/25/35(d)		4,030	3,879,567
Origen Manufactured Housing Contract Trust
Series 2001-A, Class M1, 7.82%, 03/15/32(d)		1,222	1,213,693
Series 2007-B, Class A1, (1 mo. LIBOR US + 1.20%), 1.28%, 10/15/37(a)(d)(e)		1,259	1,244,306
Owl Rock CLO VI Ltd., Series 2021-6A, Class A, (3 mo. LIBOR US + 1.45%), 1.57%, 06/21/32(a)(c)(d)		1,000	996,306
Ownit Mortgage Loan Trust Series, Series 2006-2, Class A2C, 6.50%, 01/25/37(b)		1,990	1,972,502

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OZLM Funding IV Ltd.
Series 2013-4A, Class A1R, (3 mo. LIBOR US +1.25%), 1.39%, 10/22/30(a)(c)(d)	USD	13,280	$13,280,112
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.70%), 1.84%, 10/22/30(a)(c)(d)		2,120	2,119,867
OZLM VI Ltd., Series 2014-6A, Class A2AS, (3 mo. LIBOR US + 1.75%), 1.88%, 04/17/31(a)(c)(d)		900	900,039
OZLM VIII Ltd., Series 2014-8A, Class BRR, (3 mo. LIBOR US + 2.20%), 2.33%, 10/17/29(a)(c)(d)		1,160	1,157,380
OZLM XII Ltd., Series 2015-12A, Class A2R, (3 mo. LIBOR US + 1.60%), 1.73%, 04/30/27(a)(c)(d)		500	499,893
OZLM XIX Ltd., Series 2017-19A, Class A1, (3 mo. LIBOR US + 1.22%), 1.35%, 11/22/30(a)(c)(d)		2,160	2,160,225
OZLM XVIII Ltd., Series 2018-18A, Class A, (3 mo. LIBOR US + 1.02%), 1.15%, 04/15/31(a)(c)(d)		3,120	3,119,054
OZLM XX Ltd., Series 2018-20A, Class A2, (3 mo. LIBOR US + 1.65%), 1.78%, 04/20/31(a)(c)(d)		600	598,481
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.90%), 2.03%, 01/20/31(a)(c)(d)		930	930,460
OZLM XXIV Ltd., Series 2019-24A, Class A2AR, (3 mo. LIBOR US + 1.70%), 0.00%, 07/20/32(a)(c)(d)		750	750,012
Palmer Square CLO Ltd.
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.13%), 1.26%, 01/17/31(a)(c)(d)		4,548	4,549,098
Series 2015-1A, Class A1A4, (3 mo. LIBOR US + 1.13%), 1.26%, 05/21/34(a)(c)(d)		24,530	24,665,541
Series 2015-1A, Class A2R4, (3 mo. LIBOR US + 1.70%), 1.83%, 05/21/34(a)(c)(d)		1,250	1,256,184
Series 2015-2A, Class A2R2, (3 mo. LIBOR US + 1.55%), 1.68%, 07/20/30(a)(c)(d)		2,500	2,500,262
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 2.88%, 07/20/30(a)(c)(d)		1,000	999,001
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 1.16%, 04/18/31(a)(c)(d)		4,860	4,860,866
Series 2018-2A, Class A1A, (3 mo. LIBOR US + 1.10%), 1.23%, 07/16/31(a)(c)(d)		4,820	4,821,089
Series 2018-2A, Class A1B, (3 mo. LIBOR US + 1.35%), 1.48%, 07/16/31(a)(c)(d)		250	250,000
Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.65%), 1.78%, 07/16/31(a)(c)(d)		1,500	1,500,245
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 5.73%, 07/16/31(a)(c)(d)		250	250,278
Series 2018-3A, Class A2, (3 mo. LIBOR US + 1.35%), 1.48%, 08/15/26(a)(c)(d)		3,323	3,319,942
Series 2018-3A, Class B, (3 mo. LIBOR US + 1.90%), 2.03%, 08/15/26(a)(c)(d)		1,650	1,650,344
Series 2018-3A, Class D, (3 mo. LIBOR US + 4.40%), 4.53%, 08/15/26(a)(c)(d)		300	300,001
Series 2019-1A, Class C, (3 mo. LIBOR US + 3.75%), 3.88%, 11/14/32(a)(c)(d)		350	350,379
Palmer Square Loan Funding Ltd.
Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.45%), 1.58%, 11/15/26(a)(c)(d)		950	950,486

Security		Par (000)	Value

Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd.
Series 2018-4A, Class D, (3 mo. LIBOR US + 4.25%), 4.38%, 11/15/26(a)(c)(d)	USD	1,000	$1,000,959
Series 2018-5A, Class A2, (3 mo. LIBOR US + 1.40%), 1.53%, 01/20/27(a)(c)(d)		3,217	3,216,992
Series 2018-5A, Class D, (3 mo. LIBOR US + 4.25%), 4.38%, 01/20/27(a)(c)(d)		800	799,225
Series 2019-1A, Class D, (3 mo. LIBOR US + 5.80%), 5.93%, 04/20/27(a)(c)(d)		2,050	2,066,101
Series 2019-2A, Class B, (3 mo. LIBOR US + 2.25%), 2.38%, 04/20/27(a)(c)(d)		2,340	2,340,828
Series 2019-2A, Class C, (3 mo. LIBOR US + 3.25%), 3.38%, 04/20/27(a)(c)(d)		250	250,048
Series 2019-2A, Class D, (3 mo. LIBOR US + 5.50%), 5.63%, 04/20/27(a)(c)(d)		1,500	1,503,514
Series 2019-2A, Class E, (3 mo. LIBOR US + 6.75%), 6.88%, 04/20/27(a)(c)(d)		250	251,102
Series 2019-3A, Class A2, (3 mo. LIBOR US + 1.60%), 1.73%, 08/20/27(a)(c)(d)		2,610	2,610,835
Series 2019-3A, Class B, (3 mo. LIBOR US + 2.10%), 2.23%, 08/20/27(a)(c)(d)		1,940	1,942,908
Series 2019-3A, Class D, (3 mo. LIBOR US + 5.35%), 5.48%, 08/20/27(a)(c)(d)		1,250	1,253,502
Series 2019-4A, Class B, (3 mo. LIBOR US + 2.10%), 2.23%, 10/24/27(a)(c)(d)		1,460	1,460,428
Series 2019-4A, Class D, (3 mo. LIBOR US + 5.90%), 6.03%, 10/24/27(a)(c)(d)		3,013	3,010,095
Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.35%), 1.48%, 02/20/28(a)(c)(d)		4,860	4,852,255
Series 2020-1A, Class C, (3 mo. LIBOR US + 2.50%), 2.63%, 02/20/28(a)(c)(d)		375	375,462
Series 2020-1A, Class D, (3 mo. LIBOR US + 4.85%), 4.98%, 02/20/28(a)(c)(d)		400	401,982
Series 2020-2A, Class A2, (3 mo. LIBOR US + 1.55%), 1.68%, 04/20/28(a)(c)(d)		5,850	5,850,618
Series 2020-2A, Class B, (3 mo. LIBOR US + 2.25%), 2.38%, 04/20/28(a)(c)(d)		1,000	1,000,356
Series 2020-2A, Class C, (3 mo. LIBOR US + 3.00%), 3.13%, 04/20/28(a)(c)(d)		1,000	1,000,049
Series 2020-4A, Class A2, (3 mo. LIBOR US + 1.60%), 1.73%, 11/25/28(a)(c)(d)		2,640	2,640,909
Series 2020-4A, Class C, (3 mo. LIBOR US + 3.60%), 3.73%, 11/25/28(a)(c)(d)		500	500,550
Series 2021-1A, Class D, (3 mo. LIBOR US + 6.00%), 6.13%, 04/20/29(a)(c)(d)		500	500,707
Series 2021-2A, Class D, (3 mo. LIBOR US + 5.00%), 5.13%, 05/20/29(a)(c)(d)		500	499,978
Series 2021-4A, Class D, (3 mo. LIBOR US + 5.00%), 0.00%, 10/15/29(a)(c)(d)		1,480	1,480,000
Parallel Ltd.
Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.85%), 0.98%, 07/20/27(a)(c)(d)		581	581,122
Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.75%), 1.88%, 07/20/27(a)(c)(d)		1,150	1,144,631
Park Avenue Institutional Advisers CLO Ltd.
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 1.24%), 1.37%, 02/14/34(a)(c)(d)		6,400	6,403,875
Series 2017-1A, Class A2R, (3 mo. LIBOR US + 1.55%), 1.68%, 02/14/34(a)(c)(d)		4,450	4,419,446
Series 2019-1A, Class A1, (3 mo. LIBOR US + 1.48%), 1.61%, 05/15/32(a)(c)(d)		500	501,549

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Park Avenue Institutional Advisers CLO Ltd.
Series 2019-1A, Class A2A, (3 mo. LIBOR US + 2.00%), 2.13%, 05/15/32(a)(c)(d)	USD	500	$500,023
Series 2021-1A, Class D, (3 mo. LIBOR US + 7.30%), 7.43%, 01/20/34(a)(c)(d)		250	249,163
Penta CLO 9 DAC, Series 2021-9A, Class A, (3 mo. EURIBOR + 0.85%), 0.85%, 07/25/36(a)(d)	EUR	3,090	3,558,576
Pikes Peak CLO 1, Series 2018-1A, Class A, (3 mo. LIBOR US + 1.18%), 1.31%, 07/24/31(a)(c)(d)	USD	975	974,696
Pikes Peak CLO 8, Series 2021-8A, Class A, (3 mo. LIBOR US + 1.17%), 1.32%, 07/20/34(a)(c)(d)		7,000	6,987,591
Post CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.95%), 3.08%, 04/16/31(a)(c)(d)		500	500,009
PPM CLO 2 Ltd.
Series 2019-2A, Class BR, (3 mo. LIBOR US + 1.75%), 1.93%, 04/16/32(a)(c)(d)		500	502,255
Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.40%), 3.58%, 04/16/32(a)(c)(d)		250	250,064
PPM CLO 4 Ltd., Series 2020-4A, Class B, (3 mo. LIBOR US + 1.90%), 2.03%, 10/18/31(a)(c)(d)		750	750,000
Preston Ridge Partners Mortgage LLC,
Series 2020-4, Class A1, 2.95%, 10/25/25(a)(b)		8,124	8,155,588
Prima Capital CRE Securitization Ltd.
Series 2015-4A, Class C, 4.00%, 08/24/49(a)(c)(e)		1,590	1,563,447
Series 2016-6A, Class C, 4.00%, 08/24/40(a)(c)(e)		7,170	7,224,492
Prodigy Finance DAC
Series 2021-1A, Class A, (1 mo. LIBOR US + 1.25%), 1.34%, 07/25/51(a)(c)(d)		7,819	7,846,303
Series 2021-1A, Class B, (1 mo. LIBOR US + 2.50%), 2.59%, 07/25/51(a)(c)(d)		1,260	1,267,313
Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 3.84%, 07/25/51(a)(c)(d)		730	735,236
Series 2021-1A, Class D, (1 mo. LIBOR US + 5.90%), 5.99%, 07/25/51(a)(c)(d)		500	505,569
Progress Residential Trust
Series 2019-SFR1, Class E, 4.47%, 08/17/35(a)		2,000	2,018,765
Series 2020-SFR2, Class B, 2.58%, 06/17/37(a)		550	558,461
Series 2020-SFR2, Class D, 3.87%, 06/17/37(a)		1,886	1,950,252
Series 2020-SFR3, Class E, 2.30%, 10/17/27(a)		2,870	2,857,017
Series 2020-SFR3, Class F, 2.80%, 10/17/27(a)		5,410	5,418,332
Series 2021-SFR1, Class F, 2.76%, 04/17/38(a)		2,900	2,858,156
Series 2021-SFR2, Class F, 3.40%, 04/19/38(a)		5,967	6,010,365
Series 2021-SFR3, Class F, 3.44%, 05/17/26(a)		6,640	6,690,929
Series 2021-SFR4, Class F, 3.41%, 05/17/38(a)		8,330	8,362,375

Security		Par (000)	Value

Asset-Backed Securities (continued)
Race Point IX CLO Ltd., Series 2015-9A, Class A1A2, (3 mo. LIBOR US + 0.94%), 1.07%, 10/15/30(a)(c)(d)	USD	4,805	$4,803,853
Race Point X CLO Ltd., Series 2016-10A, Class A1R, (3 mo. LIBOR US + 1.10%), 1.23%, 07/25/31(a)(c)(d)		5,472	5,472,084
RAMP Series Trust, Series 2004-RS7, Class A2A, (1 mo. LIBOR US + 0.62%), 0.71%, 07/25/34(d)		1,704	1,521,558
Recette CLO Ltd., Series 2015-1A, Class BRR, (3 mo. LIBOR US + 1.40%), 1.53%, 04/20/34(a)(c)(d)		500	492,712
Regatta VI Funding Ltd., Series 2016-1A, Class AR2, (3 mo. LIBOR US + 1.16%), 1.29%, 04/20/34(a)(c)(d)		4,700	4,704,377
Regatta VII Funding Ltd.
Series 2016-1A, Class A1R2, (3 mo. LIBOR US + 1.15%), 1.27%, 06/20/34(a)(c)(d)		1,600	1,601,374
Series 2016-1A, Class BR2, (3 mo. LIBOR US + 1.60%), 1.72%, 06/20/34(a)(c)(d)		500	499,999
Regatta XIII Funding Ltd., Series 2018-2A, Class C, (3 mo. LIBOR US + 3.10%), 3.23%, 07/15/31(a)(c)(d)		375	375,031
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.45%), 1.58%, 01/15/34(a)(c)(d)		750	744,547
Regional Management Issuance Trust, Series 2019-1, Class A, 3.05%, 11/15/28(a)		12,820	12,949,965
Republic FInance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27(a)		14,870	14,996,450
Riserva CLO Ltd., Series 2016-3A, Class ARR, (3 mo. LIBOR US + 1.06%), 1.19%, 01/18/34(a)(c)(d)		5,690	5,676,238
Rockford Tower CLO Ltd.
Series 2017-1A, Class AR2, (3 mo. LIBOR US + 1.10%), 1.23%, 04/20/34(a)(c)(d)		11,327	11,275,208
Series 2017-1A, Class BR2A, (3 mo. LIBOR US + 1.65%), 1.78%, 04/20/34(a)(c)(d)		7,079	7,027,211
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.50%), 1.63%, 10/15/29(a)(c)(d)		8,271	8,267,986
Series 2017-2A, Class CR, (3 mo. LIBOR US + 1.90%), 2.03%, 10/15/29(a)(c)(d)		2,750	2,749,829
Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 2.98%, 10/15/29(a)(c)(d)		4,766	4,766,007
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.25%), 6.38%, 10/15/29(a)(c)(d)		1,750	1,738,948
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 1.32%, 10/20/30(a)(c)(d)		14,614	14,614,004
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.10%), 1.23%, 05/20/31(a)(c)(d)		1,953	1,953,596
Series 2018-1A, Class B, (3 mo. LIBOR US + 1.72%), 1.85%, 05/20/31(a)(c)(d)		1,500	1,497,891
Series 2018-1A, Class D, (3 mo. LIBOR US + 3.00%), 3.13%, 05/20/31(a)(c)(d)		750	750,098
Series 2018-2A, Class A, (3 mo. LIBOR US + 1.16%), 1.29%, 10/20/31(a)(c)(d)		1,000	999,670
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.80%), 1.93%, 10/20/31(a)(c)(d)		500	500,023
Series 2019-2A, Class BR, (3 mo. LIBOR US + 1.65%), 1.78%, 08/20/32(a)(c)(d)		1,250	1,247,700
Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.17%), 1.25%, 07/20/34(a)(c)(d)		7,760	7,755,771

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Rockford Tower Europe CLO DAC
Series 2018-1A, Class E, (3 mo. EURIBOR + 5.36%), 5.36%, 12/20/31(a)(d)	EUR	1,480	$1,703,839
Series 2018-1X, Class B, (3 mo. EURIBOR + 1.85%), 1.85%, 12/20/31(d)(f)		3,898	4,515,810
Series 2018-1X, Class C, (3 mo. EURIBOR + 2.47%), 2.47%, 12/20/31(d)(f)		1,805	2,092,307
Romark CLO IV Ltd.
Series 2021-4A, Class C1, (3 mo. LIBOR US + 3.20%), 3.35%, 07/10/34(a)(c)(d)	USD	1,940	1,939,905
Series 2021-4A, Class C2, (3 mo. LIBOR US + 5.00%), 5.15%, 07/10/34(a)(c)(d)		1,000	999,812
Romark CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 2.15%), 2.29%, 10/23/30(a)(c)(d)		750	748,865
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 1.16%, 04/20/31(a)(c)(d)		5,262	5,263,954
RR 1 LLC, Series 2017-1A, Class A1AB, (3 mo. LIBOR US + 1.15%), 1.23%, 07/15/35(a)(d)		9,490	9,491,995
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 1.22%, 01/15/30(a)(c)(d)		3,800	3,807,138
RR 4 Ltd., Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.55%), 1.68%, 04/15/30(a)(c)(d) .		1,400	1,396,634
RR 5 Ltd., Series 2018-5A, Class A2, (3 mo. LIBOR US + 1.65%), 1.78%, 10/15/31(a)(c)(d)		1,000	1,000,019
RRE 2 Loan Management DAC, Series 2A, Class A1R, (3 mo. EURIBOR + 0.86%), 0.86%, 07/15/35(a)(d)	EUR	9,470	10,939,625
RRE 9 Loan Management DAC, Series 9A, Class A2, (3 mo. EURIBOR + 1.70%), 0.00%, 10/15/36(a)(d)		3,130	3,625,635
SACO I Trust, Series 2006-9, Class A1, (1 mo. LIBOR US + 0.30%), 0.39%, 08/25/36(d)	USD	85	85,181
Securitized Asset Backed Receivables LLC Trust, Series 2006-OP1, Class M6, (1 mo. LIBOR US + 1.01%), 1.09%, 10/25/35(d)		340	319,410
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, (1 mo. LIBOR US + 0.35%), 0.44%, 04/25/37(a)(d)		137	137,100
SG Mortgage Securities Trust, Series 2006- FRE2, Class A2C, (1 mo. LIBOR US + 0.32%), 0.41%, 07/25/36(d)		918	272,072
Shackleton CLO Ltd., Series 2016-9A, Class AR, (3 mo. LIBOR US + 1.13%), 1.26%, 10/20/28(a)(c)(d)		743	742,838
Signal Peak CLO 1 Ltd.
Series 2014-1A, Class AR3, (3 mo. LIBOR US + 1.16%), 1.29%, 04/17/34(a)(c)(d)		23,070	23,104,134
Series 2014-1A, Class BR3, (3 mo. LIBOR US + 1.80%), 1.93%, 04/17/34(a)(c)(d)		3,010	3,014,690
Signal Peak CLO 2 LLC
Series 2015-1A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.63%, 04/20/29(a)(d)		7,152	7,101,937
Series 2015-1A, Class CR2, (3 mo. LIBOR US + 1.90%), 2.03%, 04/20/29(a)(d)		2,000	1,999,460
Signal Peak CLO 4 Ltd., Series 2017-4A, Class A, (3 mo. LIBOR US + 1.21%), 1.34%, 10/26/29(a)(c)(d)		1,800	1,800,809
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.11%), 1.24%, 04/25/31(a)(c)(d)		3,550	3,548,964

Security		Par (000)	Value

Asset-Backed Securities (continued)
Signal Peak CLO 8 Ltd.
Series 2020-8A, Class A, (3 mo. LIBOR US + 1.27%), 1.40%, 04/20/33(a)(c)(d)	USD	3,010	$3,019,208
Series 2020-8A, Class B, (3 mo. LIBOR US + 1.65%), 1.78%, 04/20/33(a)(c)(d)		1,000	996,654
Silver Creek CLO Ltd.
Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.24%), 1.37%, 07/20/30(a)(c)(d)		5,920	5,923,032
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.30%), 2.43%, 07/20/30(a)(c)(d)		500	498,720
Sixth Street CLO XIX Ltd., Series 2021-19A, Class A, (3 mo. LIBOR US + 1.10%), 1.24%, 07/20/34(a)(c)(d)		16,995	17,018,764
Sixth Street CLO XVIII Ltd., Series 2021-18A, Class E, (3 mo. LIBOR US + 6.50%), 6.72%, 04/20/34(a)(c)(d)		1,500	1,499,832
SLM Private Credit Student Loan Trust
Series 2004-A, Class A3, (3 mo. LIBOR US + 0.40%), 0.52%, 06/15/33(d)		1,282	1,270,849
Series 2004-B, Class A3, (3 mo. LIBOR US + 0.33%), 0.45%, 03/15/24(d)		3,376	3,371,032
Series 2006-A, Class A5, (3 mo. LIBOR US + 0.29%), 0.41%, 06/15/39(d)		11,949	11,742,675
Series 2006-B, Class A5, (3 mo. LIBOR US + 0.27%), 0.39%, 12/15/39(d)		381	373,211
SLM Private Education Loan Trust,
Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 4.83%, 10/15/41(a)(d)		17,610	19,722,980
SMB Private Education Loan Trust
Series 2015-B, Class B, 3.50%, 12/17/40(a)		2,480	2,554,090
Series 2020-B, Class B, 2.76%, 07/15/53(a)		2,440	2,449,605
Series 2020-PTA, Class A2A, 1.60%, 09/15/54(a)		20,108	20,324,765
Series 2020-PTA, Class B, 2.50%, 09/15/54(a)		6,740	6,814,561
Series 2021-A, Class B, 2.31%, 01/15/53(a)		4,670	4,732,030
Series 2021-A, Class C, 2.99%, 01/15/53(a)		11,470	11,628,715
Series 2021-A, Class D1, 3.86%, 01/15/53(a)		6,160	6,148,215
Series 2021-A, Class D2, 3.86%, 01/15/53(a)		3,360	3,351,758
Series 2021-C, Class B, 2.30%, 01/15/53(a)		880	881,897
Series 2021-C, Class C, 3.00%, 01/15/53(a)(e)		730	730,000
Series 2021-C, Class D, 3.93%, 01/15/53(a)(e)		350	350,000
SoFi RR Funding IV Trust, Series 2021-1,
Class A, 2.98%, 12/31/25(a)(b)(e)		12,484	12,483,758
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.07%), 1.20%, 01/26/31(a)(c)(d)		825	825,829
Sound Point CLO XII Ltd., Series 2016-2A, Class CR2, (3 mo. LIBOR US + 2.05%), 2.18%, 10/20/28(a)(c)(d)		4,500	4,489,133
Sound Point CLO XV Ltd.
Series 2017-1A, Class ARR, (3 mo. LIBOR US + 0.90%), 1.04%, 01/23/29(a)(c)(d)		1,440	1,438,852
Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.50%), 1.64%, 01/23/29(a)(c)(d)		350	349,646
Sound Point CLO XVIII Ltd., Series 2017-4A, Class B, (3 mo. LIBOR US + 1.80%), 1.93%, 01/21/31(a)(c)(d)		500	497,237

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Sound Point CLO XXII Ltd., Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.08%), 1.19%, 01/20/32(a)(c)(d)	USD	600	$599,569
Sound Point CLO XXIII Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.17%), 1.32%, 07/15/34(a)(c)(d)		19,610	19,563,550
Sound Point CLO XXVI Ltd., Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.35%), 3.48%, 07/20/34(a)(c)(d)		1,430	1,432,508
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.28%), 1.41%, 01/25/32(a)(c)(d)		2,065	2,065,954
Sound Point Euro CLO II Funding DAC, Series 2A, Class B1, (3 mo. EURIBOR + 1.85%), 1.85%, 10/26/32(a)(d)	EUR	3,020	3,500,769
Soundview Home Loan Trust, Series 2004- WMC1, Class M2, (1 mo. LIBOR US + 0.80%), 0.88%, 01/25/35(d)	USD	41	39,656
St. Paul’s CLO VI DAC
Series 6A, Class CRR, (3 mo. EURIBOR + 2.60%), 2.60%, 05/20/34(a)(d)	EUR	2,680	3,128,304
Series 6A, Class DRRE, (3 mo. EURIBOR + 3.30%), 3.30%, 05/20/34(a)(d)		1,250	1,437,246
St. Paul’s CLO XII DAC, Series 12X, Class B1, (3 mo. EURIBOR + 1.60%), 1.60%, 04/15/33(d)(f)		1,420	1,655,676
STAR Trust, Series 2021-SFR1, Class F, (1 mo. LIBOR US + 2.40%), 2.49%, 04/17/38(a)(d)	USD	1,030	1,030,789
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.25%), 1.38%, 10/15/30(a)(c)(d)		4,140	4,140,111
Stewart Park CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.80%), 1.93%, 01/15/30(a)(c)(d)		1,630	1,625,804
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 01/25/31(a)		172	172,327
Sutton Park CLO DAC, Series 1X, Class BE, (3 mo. EURIBOR + 2.35%), 2.35%, 11/15/31(d)(f)	EUR	940	1,090,590
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3 mo. LIBOR US + 1.15%), 1.28%, 10/15/31(a)(c)(d)	USD	450	450,171
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.88%), 1.01%, 04/15/28(a)(c)(d)		2,766	2,767,256
Symphony CLO XXII Ltd., Series 2020-22A, Class B, (3 mo. LIBOR US + 1.70%), 1.83%, 04/18/33(a)(c)(d)		250	250,124
Symphony CLO XXVI Ltd., Series 2021-26A, Class AR, (3 mo. LIBOR US + 1.08%), 1.21%, 04/20/33(a)(c)(d)		2,377	2,376,942
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, (3 mo. LIBOR US + 0.96%), 1.08%, 11/18/30(a)(c)(d)		4,180	4,180,274
TCW CLO Ltd., Series 2020-1A, Class DRR, (3 mo. LIBOR US + 3.40%), 3.56%, 04/20/34(a)(c)(d)		1,100	1,092,305
THL Credit Wind River CLO Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.05%), 1.18%, 07/15/28(a)(c)(d)		2,517	2,517,163

Security		Par (000)	Value

Asset-Backed Securities (continued)
TIAA CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 1.28%, 01/16/31(a)(c)(d)	USD	1,467	$1,466,577
TICP CLO III Ltd., Series 2018-3R, Class B, (3 mo. LIBOR US + 1.35%), 1.48%, 04/20/28(a)(c)(d)		500	500,250
TICP CLO IX Ltd.
Series 2017-9A, Class A, (3 mo. LIBOR US + 1.14%), 1.27%, 01/20/31(a)(c)(d)		3,080	3,085,508
Series 2017-9A, Class B, (3 mo. LIBOR US + 1.60%), 1.73%, 01/20/31(a)(c)(d)		450	450,175
Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 3.03%, 01/20/31(a)(c)(d)		250	249,997
TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 5.88%, 07/17/31(a)(c)(d)		1,000	971,536
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 1.25%, 01/15/34(a)(c)(d)		4,870	4,867,338
Series 2016-6A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.63%, 01/15/34(a)(c)(d)		6,270	6,182,291
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.18%, 04/15/33(a)(c)(d)		1,000	1,002,912
TICP CLO VIII Ltd., Series 2017-8A, Class B, (3 mo. LIBOR US + 2.15%), 2.28%, 10/20/30(a)(c)(d)		250	250,007
TICP CLO XI Ltd.
Series 2018-11A, Class A, (3 mo. LIBOR US + 1.18%), 1.31%, 10/20/31(a)(c)(d)		750	750,726
Series 2018-11A, Class D, (3 mo. LIBOR US + 3.05%), 3.18%, 10/20/31(a)(c)(d)		250	250,020
TICP CLO XII Ltd., Series 2018-12A, Class AR, (3 mo. LIBOR US + 1.17%), 1.28%, 07/15/34(a)(c)(d)		500	501,050
TICP CLO XV Ltd., Series 2020-15A, Class D, (3 mo. LIBOR US + 3.15%), 3.28%, 04/20/33(a)(c)(d)		250	250,495
Towd Point Mortgage Trust, Series 2019-SJ2, Class M1, 4.50%, 11/25/58(a)(d)		8,260	8,295,998
Trestles CLO III Ltd.
Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.33%), 1.46%, 01/20/33(a)(c)(d)		8,860	8,867,035
Series 2020-3A, Class B1, (3 mo. LIBOR US + 1.85%), 1.98%, 01/20/33(a)(c)(d)		2,590	2,591,727
Series 2020-3A, Class C, (3 mo. LIBOR US + 2.25%), 2.38%, 01/20/33(a)(c)(d)		750	750,375
Series 2020-3A, Class E, (3 mo. LIBOR US + 6.50%), 6.63%, 01/20/33(a)(c)(d)		500	497,598
Trestles CLO IV Ltd., Series 2021-4A, Class A, (3 mo. LIBOR US + 1.17%), 1.29%, 07/21/34(a)(c)(d)		6,950	6,937,824
Trestles CLO Ltd.
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.99%), 1.12%, 04/25/32(a)(c)(d)		250	249,878
Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 3.03%, 04/25/32(a)(c)(d)		250	249,066
Tricon American Homes, Series 2020-SFR1, Class D, 2.55%, 07/17/38(a)		6,675	6,735,769
Tricon American Homes Trust Series 2017-SFR1, Class D, 3.41%, 09/17/34(a)		2,784	2,782,859

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Tricon American Homes Trust
Series 2017-SFR1, Class F, 5.15%, 09/17/34(a)	USD	14,485	$14,541,019
Series 2017-SFR2, Class F, 5.10%, 01/17/36(a)		8,715	8,995,073
Series 2018-SFR1, Class E, 4.56%, 05/17/37(a)		890	928,719
Series 2018-SFR1, Class F, 4.96%, 05/17/37(a)		610	640,473
Trimaran Cavu Ltd.
Series 2019-1A, Class B, (3 mo. LIBOR US + 2.20%), 2.33%, 07/20/32(a)(c)(d)		750	752,876
Series 2019-1A, Class C1, (3 mo. LIBOR US + 3.15%), 3.28%, 07/20/32(a)(c)(d)		500	501,571
Series 2019-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.28%, 07/20/32(a)(c)(d)		500	502,594
Trimaran CAVU Ltd., Series 2019-2A, Class C, (3 mo. LIBOR US + 4.72%), 4.85%, 11/26/32(a)(c)(d)		500	501,853
Trinitas CLO IV Ltd., Series 2016-4A, Class A2L2, (3 mo. LIBOR US + 1.40%), 1.53%, 10/18/31(a)(c)(d)		970	970,014
Trinitas CLO XIV Ltd.
Series 2020-14A, Class B, (3 mo. LIBOR US + 2.00%), 2.13%, 01/25/34(a)(c)(d)		3,460	3,469,800
Series 2020-14A, Class C, (3 mo. LIBOR US + 3.00%), 3.13%, 01/25/34(a)(c)(d)		2,290	2,300,410
Tryon Park CLO Ltd., Series 2013-1A,
Class DR, (3 mo. LIBOR US + 5.95%), 6.08%, 04/15/29(a)(c)(d)		400	401,401
Upstart Pass-Through Trust
Series 2021-ST4, Class A, 2.00%, 07/20/27(a)		1,326	1,324,504
Series 2021-ST5, Class A, 2.00%, 07/20/27(a)		671	669,777
Venture CLO Ltd., Series 2018-32A, Class A2A, (3 mo. LIBOR US + 1.07%), 1.20%, 07/18/31(a)(c)(d)		1,480	1,480,143
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (3 mo. LIBOR US + 1.22%), 1.35%, 10/15/29(a)(c)(d)		9,820	9,822,504
Voya CLO Ltd.
Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.65%), 2.78%, 07/25/26(a)(c)(d)		1,680	1,679,894
Series 2014-4A, Class A1RA, (3 mo. LIBOR US + 1.10%), 1.23%, 07/14/31(a)(c)(d)		248	247,662
Series 2015-2A, Class AR, (3 mo. LIBOR US + 0.97%), 1.11%, 07/23/27(a)(c)(d)		1,953	1,954,958
Series 2015-2A, Class BR, (3 mo. LIBOR US + 1.50%), 1.64%, 07/23/27(a)(c)(d)		780	779,760
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.19%), 1.32%, 10/20/31(a)(c)(d)		250	250,199
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.95%), 1.08%, 04/17/30(a)(c)(d)		500	499,888
Series 2017-3A, Class A1R, (3 mo. LIBOR US + 1.04%), 1.17%, 04/20/34(a)(c)(d)		2,178	2,170,543
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 1.26%, 10/15/30(a)(c)(d)		7,140	7,138,209
Series 2017-4A, Class B, (3 mo. LIBOR US + 1.45%), 1.58%, 10/15/30(a)(c)(d)		250	249,441
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.30%), 1.43%, 04/19/31(a)(c)(d)		250	248,817

Security		Par (000)	Value

Asset-Backed Securities (continued)
Voya CLO Ltd.
Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.06%), 1.19%, 04/15/31(a)(c)(d)	USD	10,079	$10,075,954
Voya Euro CLO II DAC
Series 2A, Class AR, (3 mo. EURIBOR + 0.96%), 0.96%, 07/15/35(a)(d)(e)	EUR	6,060	7,023,111
Series 2A, Class CR, (3 mo. EURIBOR + 2.15%), 2.15%, 07/15/35(a)(d)(e)		750	868,763
Voya Euro CLO V DAC
Series 5A, Class B1, (3 mo. EURIBOR + 1.75%), 1.75%, 04/15/35(a)(d)(e)		1,970	2,281,949
Series 5A, Class D, (3 mo. EURIBOR + 3.10%), 3.10%, 04/15/35(a)(d)(e)		500	579,175
Series 5A, Class E, (3 mo. EURIBOR + 5.81%), 5.81%, 04/15/35(a)(d)(e)		850	984,598
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (1 mo. LIBOR US + 0.13%), 0.22%, 07/25/37(a)(d)	USD	1,128	1,082,623
Washington Mutual Asset-Backed Certificates Trust
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.18%), 0.45%, 09/25/36(d)		4,531	1,854,786
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.16%), 0.24%, 10/25/36(d)		1,563	1,346,210
Series 2007-HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 0.33%, 05/25/37(d)		1,133	1,067,372
Wellfleet CLO Ltd., Series 2017-3A, Class B, (3 mo. LIBOR US + 1.95%), 2.08%, 01/17/31(a)(c)(d)		750	744,365
Whitebox CLO I Ltd.
Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 3.15%, 07/24/32(a)(c)(d)		4,120	4,120,031
Series 2019-1A, Class DR, (3 mo. LIBOR US + 6.40%), 6.50%, 07/24/32(a)(c)(d)		3,300	3,267,113
Whitebox CLO II Ltd.
Series 2020-2A, Class A1, (3 mo. LIBOR US + 1.75%), 1.88%, 10/24/31(a)(c)(d)		1,470	1,472,981
Series 2020-2A, Class B, (3 mo. LIBOR US + 2.25%), 2.38%, 10/24/31(a)(c)(d)		1,470	1,471,382
Series 2020-2A, Class D, (3 mo. LIBOR US + 4.15%), 4.28%, 10/24/31(a)(c)(d)		1,470	1,470,659
Woodmont Trust, Series 2017-2A, Class A1R, (3 mo. LIBOR US + 1.67%), 1.80%, 04/20/33(a)(d)		9,340	9,370,248
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.40%), 0.49%, 06/25/37(a)(d)		2,307	1,004,154
York CLO 1 Ltd.
Series 2014-1A, Class BRR, (3 mo. LIBOR US + 1.65%), 1.79%, 10/22/29(a)(c)(d)		750	749,720
Series 2014-1A, Class DRR, (3 mo. LIBOR US + 3.01%), 3.15%, 10/22/29(a)(c)(d)		250	250,015
York CLO-2 Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.15%), 1.29%, 01/22/31(a)(c)(d)		250	249,999
York CLO-3 Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.75%), 1.88%, 10/20/29(a)(c)(d)		3,380	3,383,570
York CLO-4 Ltd.
Series 2016-2A, Class A1R, (3 mo. LIBOR US + 1.09%), 1.22%, 04/20/32(a)(c)(d)		8,250	8,253,907

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
York CLO-4 Ltd.
Series 2016-2A, Class BR, (3 mo. LIBOR US + 1.55%), 1.68%, 04/20/32(a)(c)(d)	USD	3,000	$2,984,804
Series 2016-2A, Class CR, (3 mo. LIBOR US + 2.15%), 2.28%, 04/20/32(a)(c)(d)		3,000	2,974,963
York CLO-7 Ltd., Series 2019-2A, Class C, (3 mo. LIBOR US + 2.75%), 2.89%, 01/22/33(a)(c)(d)		500	498,882
York CLO-8 Ltd., Series 2020-1A, Class E, (3 mo. LIBOR US + 7.88%), 8.01%, 04/20/32(a)(c)(d)		500	500,228

Total Asset-Backed Securities — 12.7% (Cost: $2,732,844,964)			2,739,399,497

		Shares

Common Stocks

Aerospace & Defense — 0.1%
Astra Space, Inc. (Acquired 8/13/21, cost $6,050,300)(g)		605,030	5,257,711
Rocket Lab USA, Inc. (Acquired 8/25/21, cost $4,450,760)(g)		445,076	6,312,838
Spire Global, Inc. (Acquired 8/16/21, cost $4,226,820)(g)		422,682	5,296,205

			16,866,754

Airlines — 0.1%
Delta Air Lines, Inc.(h)(i)		151,967	6,475,314
Joby Aviation, Inc. (Acquired 9/02/21, cost $3,802,540)(g)		380,254	3,825,355

			10,300,669

Diversified Financial Services — 0.1%
ArcLight Clean Transition Corp. II(i)		133,021	1,320,898
Climate Real Impact Solutions II Acquisition Corp.(i)		55,285	550,086
Crown PropTech Acquisitions(i)		385,188	3,782,546
Crown PropTech Acquisitions(e)		147,660	84,166
KINS Technology Group, Inc.(i)		798,484	8,136,552
KINS Technology Group, Inc.(e)		249,500	192,115
Liberty Media Acquisition Corp.(i)		71,525	738,853
Northern Genesis Acquisition Corp. II(i)		54,160	555,682
Pivotal Investment Corp. III(i)		155,262	1,533,989
Reinvent Technology Partners Y(i)		200,096	2,020,970
Rotor Acquisition Corp.(e)		74,080	573,379
Science Strategic Acquisition Corp. Alpha(i)		167,395	1,625,405
Thimble Point Acquisition Corp.(i)		191,496	1,936,025
Tishman Speyer Innovation Corp. II(i)		99,570	975,786
TPB Acquisition Corp. I(i)		238,719	2,380,028

			26,406,480

Diversified Telecommunication Services — 0.0%
Frontier Communications Parent, Inc.(i)(j)		211,073	5,882,605

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(e)(j)		7,278	112,736
Vantage Drilling Co.(i)		311,000	1,244

			113,980

Entertainment — 0.0%
Lions Gate Entertainment Corp., Class A(i)		80,000	1,135,200
Playstudios, Inc. (Acquired 7/30/21, cost $8,264,230)(g)		826,423	3,768,489

			4,903,689

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 0.1%
DiamondRock Hospitality Co.(i)	560,822	$5,299,768
Park Hotels & Resorts, Inc.(i)	264,483	5,062,205
Service Properties Trust	574,385	6,438,856
Sunstone Hotel Investors, Inc.(i)	386,245	4,611,765
Xenia Hotels & Resorts, Inc.(i)	309,157	5,484,445

		26,897,039

Health Care Providers & Services — 0.1%
Cano Health, Inc. (Acquired 7/21/21, cost $5,389,680)(g)	538,968	6,834,114
CareMax Corp. (Acquired 7/15/21, cost $3,556,720)(g)	355,672	3,435,791
HCA Healthcare, Inc.	5,916	1,435,932

		11,705,837

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc.(h)(i)	58,232	6,538,289

Household Durables — 0.1%
Beazer Homes U.S.A., Inc.(i)	52,287	901,951
Century Communities, Inc.(h)	56,406	3,466,149
Taylor Morrison Home Corp.(i)	202,363	5,216,918

		9,585,018

Interactive Media & Services — 0.0%
Genius Sports Ltd.(i)	225,956	4,216,339

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.(i)	5,200	17,082,208

Machinery — 0.1%
Markforged Holding Corp. (Acquired 8/23/21-8/24/21, cost $198,590)(g)	19,859	130,275
Sarcos Technology and Robotics (Acquired 9/24/21, cost $27,841,430)(g)	2,784,143	19,734,702
Sarcos Technology and Robotics Corp.(i)(j)	268,519	2,075,652
Volta, Inc. (Acquired 9/29/21, cost $6,727,330)(g)	672,733	5,819,140

		27,759,769

Media — 0.0%
Altice USA, Inc., Class A(i)	77,054	1,596,559

Metals & Mining — 0.0%
Northern Graphite Corp.(i)	99,612	34,997

Oil, Gas & Consumable Fuels — 0.2%
Bruin Purchaser LLC(e)	113,596	1
California Resources Corp.(i)	485,564	19,908,124
California Resources Corp.	145,873	5,980,793
Chesapeake Energy Corp.	347	21,372
Devon Energy Corp.(h)	70,226	2,493,725
Diamondback Energy, Inc.(h)	25,658	2,429,043
Green Plains, Inc.(i)(j)	229,469	7,492,163
Ovintiv, Inc.	71,699	2,357,463

		40,682,684

Professional Services — 0.0%
Alight Group, Inc. (Acquired 8/24/21, cost $2,508,570)(g)	250,857	2,879,838

Real Estate Management & Development — 0.1%
Forestar Group, Inc.(i)	128,970	2,402,711
Offerpad Solutions, Inc. (Acquired 9/01/21, cost $5,895,570)(g)	589,557	4,519,709
Opendoor Technologies, Inc.(i)(j)	833,000	17,101,490

		24,023,910

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Semiconductors & Semiconductor Equipment — 0.0%
Xilinx, Inc.		1,250	$188,737

Software — 0.0%
Latch, Inc. (Acquired 6/04/21, cost $5,148,110)(g)		514,811	5,801,920

Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp.(h)(i)		61,000	3,442,840

Total Common Stocks — 1.2% (Cost: $226,086,946)			246,910,161

		Par (000)

Corporate Bonds

Aerospace & Defense — 1.3%
BAE Systems Holdings, Inc., 3.85%,
12/15/25(a)	USD	10,484	11,436,526
BAE Systems PLC, 3.40%, 04/15/30(a)(c)		20,768	22,417,090
Boeing Co.
2.85%, 10/30/24		2,714	2,836,329
2.25%, 06/15/26		2,267	2,304,316
5.81%, 05/01/50		4,085	5,445,184
5.93%, 05/01/60		6,392	8,731,952
Bombardier, Inc., 7.13%, 06/15/26(a)(c)		1,101	1,156,050
Embraer Netherlands Finance BV
5.05%, 06/15/25(c)		1,747	1,838,499
5.40%, 02/01/27(c)		947	1,009,147
6.95%, 01/17/28(a)(c)		1,027	1,162,615
Embraer Overseas Ltd., 5.70%, 09/16/23(c)(f)		1,337	1,418,724
General Dynamics Corp.
1.15%, 06/01/26		974	978,983
3.63%, 04/01/30		13,770	15,424,388
Huntington Ingalls Industries, Inc.
3.84%, 05/01/25		5,245	5,680,687
2.04%, 08/16/28(a)		1,400	1,381,084
4.20%, 05/01/30		7,846	8,855,904
L3Harris Technologies, Inc.
4.40%, 06/15/28		13,382	15,270,276
4.40%, 06/15/28		6,041	6,893,419
2.90%, 12/15/29		2,864	2,994,747
1.80%, 01/15/31		13,168	12,706,966
Lockheed Martin Corp.
3.60%, 03/01/35		14,240	16,107,769
3.80%, 03/01/45		1,981	2,297,851
2.80%, 06/15/50		4,958	4,901,801
Northrop Grumman Corp.
3.25%, 01/15/28		21,091	22,818,279
4.03%, 10/15/47		5,580	6,532,628
5.25%, 05/01/50		7,520	10,545,526
Raytheon Technologies Corp.
3.15%, 12/15/24		4,040	4,289,012
7.20%, 08/15/27		2,353	3,064,830
7.00%, 11/01/28		7,205	9,395,006
4.13%, 11/16/28		27,218	30,979,140
7.50%, 09/15/29		475	656,603
2.15%, 05/18/30	EUR	4,391	5,669,589
5.40%, 05/01/35	USD	372	484,812
4.15%, 05/15/45		1,895	2,229,393
2.82%, 09/01/51		8,774	8,316,058
Textron, Inc.
3.90%, 09/17/29		8,086	8,961,141
2.45%, 03/15/31		2,258	2,262,547

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc.
8.00%, 12/15/25(a)	USD	6,159	$6,567,034
6.25%, 03/15/26(a)		14,731	15,357,067

			291,378,972
Air Freight & Logistics — 0.2%
FedEx Corp.
4.25%, 05/15/30		10,681	12,259,736
2.40%, 05/15/31		17,186	17,334,651
GXO Logistics, Inc.
1.65%, 07/15/26(a)		1,030	1,022,121
2.65%, 07/15/31(a)		5,405	5,370,435
United Parcel Service, Inc.
3.40%, 03/15/29		4,307	4,787,297
2.50%, 09/01/29		4,016	4,208,177

			44,982,417
Airlines — 0.7%
Air Canada Pass-Through Trust
Series 2017-1, Class AA, 3.30%, 01/15/30(a)(c)		1,861	1,898,829
Series 2017-1, Class B, 3.70%, 01/15/26(a)(c)		18	17,237
Allegiant Travel Co., 8.50%, 02/05/24(a)		5,339	5,712,730
American Airlines Pass-Through Trust
4.95%, 01/15/23		1,131	1,156,822
4.00%, 12/15/25(e)		1,404	1,399,004
3.50%, 12/15/27(e)		4,334	4,328,949
Series 2015-2, Class AA, 3.60%, 09/22/27		972	1,006,181
Series 2015-2, Class B, 4.40%, 09/22/23		5,151	5,073,650
Series 2016-1, Class AA, 3.58%, 01/15/28		3,882	3,959,320
Series 2016-1, Class B, 5.25%, 01/15/24		3,743	3,694,892
Series 2016-2, Class AA, 3.20%, 06/15/28		1,790	1,801,192
Series 2016-3, Class AA, 3.00%, 10/15/28		10,684	10,654,133
Series 2017-1, Class AA, 3.65%, 02/15/29		1,366	1,409,616
Series 2017-1, Class B, 4.95%, 02/15/25		1,131	1,134,621
Series 2019-1, Class AA, 3.15%, 02/15/32		4,851	4,898,506
Series 2019-1, Class B, 3.85%, 02/15/28		4,408	4,199,839
American Airlines, Inc.
4.13%, 06/15/22(e)		15,927	15,828,253
4.87%, 10/22/23(e)		818	819,417
Avianca Holdings SA, (9.00% Cash or 9.00%
PIK), 9.00%, 03/31/22(c)(k)		5,077	5,063,045
British Airways Pass-Through Trust
Series 2020-1, Class A, 4.25%, 11/15/32(a)(c)		1,227	1,323,002
Series 2020-1, Class B, 8.38%, 11/15/28(a)(c)		933	1,095,404
Delta Air Lines Pass-Through Trust,
Series 2019-1, Class AA, 3.20%, 04/25/24		11,363	11,992,945
GOL Equity Finance SA, 3.75%, 07/15/24(a)(c)(l)		790	718,374
Gol Finance, Inc., 7.00%, 01/31/25(a)(c)		4,700	4,452,663
Singapore Airlines Ltd., 1.63%, 12/03/25(f)(l)	SGD	750	616,991
Sun Country Airlines
Series 2019-1B, 4.70%, 12/15/25(e)	USD	1,987	1,940,152
Series 2019-1C, 7.00%, 12/15/25(e)		1,995	1,955,434
Turkish Airlines Pass-Through Trust,
Series 2015-1, Class A, 4.20%, 03/15/27(a)(c)		1,230	1,151,517
United Airlines Pass-Through Trust
Series 2014-1, Class A, 4.00%, 04/11/26		3,549	3,745,416
Series 2014-1, Class B, 4.75%, 04/11/22		305	307,925
Series 2014-2, Class B, 4.63%, 09/03/22		346	352,862
Series 2015-1, Class AA, 3.45%, 12/01/27		1,384	1,458,397
Series 2016-1, Class AA, 3.10%, 07/07/28		540	563,225
Series 2016-2, Class AA, 2.88%, 10/07/28		1,701	1,721,894
Series 2016-2, Class B, 3.65%, 10/07/25		214	212,316
Series 2018-1, Class AA, 3.50%, 03/01/30		1,151	1,213,437

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines (continued)
United Airlines Pass-Through Trust
Series 2019-2, Class AA, 2.70%, 05/01/32	USD	3,234	$3,269,487
Series 2019-2, Class B, 3.50%, 05/01/28		4,431	4,356,925
Series 2020-1, Class A, 5.88%, 10/15/27		31,978	35,785,200
Series 2020-1, Class B, 4.88%, 01/15/26		3,616	3,828,655

			156,118,457

Auto Components — 0.0%
Goodyear Tire & Rubber Co., 5.00%, 05/31/26		1,885	1,934,481
Magna International, Inc., 2.45%, 06/15/30(c)		4,046	4,108,893

			6,043,374

Automobiles — 0.3%
BMW Finance NV, 2.85%, 08/14/29(a)(c)		4,442	4,710,598
General Motors Co., 6.13%, 10/01/25		6,381	7,476,561
Lightning eMotors, Inc., 7.50%, 05/15/24(a)(l)		2,487	2,136,010
Nissan Motor Acceptance Co. LLC, 2.45%, 09/15/28(a)		1,172	1,158,892
Nissan Motor Co. Ltd.
3.52%, 09/17/25(a)(c)		10,201	10,845,295
4.81%, 09/17/30(a)(c)		32,774	36,860,962
TML Holdings Pte Ltd., 4.35%, 06/09/26(c)(f)		1,511	1,520,444

			64,708,762

Banks — 4.7%
Ahli United Sukuk Ltd., 3.88%(c)(f)(m)		550	545,188
Banco Espirito Santo SA
2.63%, 05/08/17(f)(i)(n)	EUR	400	67,184
4.75%, 01/15/18(f)(i)(n)		2,200	369,514
4.00%, 01/21/19(f)(i)(n)		6,300	1,058,153
Banco GNB Sudameris SA, 7.50%,
04/16/31(a)(c)	USD	680	693,940
Banco Santander SA
2.71%, 06/27/24(c)		17,000	17,880,356
1.85%, 03/25/26(c)		9,400	9,520,926
3.31%, 06/27/29(c)		4,400	4,758,054
Banco Votorantim SA, 4.00%, 09/24/22(a)(c)		1,258	1,288,900
Bangkok Bank PCL
4.45%, 09/19/28(c)(f)		300	343,463
3.73%, 09/25/34(c)(f)		2,754	2,800,061
3.47%, 09/23/36(c)(f)		1,130	1,119,378
Bank of America Corp.
3.00%, 12/20/23		3,584	3,693,563
3.55%, 03/05/24		6,568	6,846,768
0.81%, 10/24/24		4,095	4,109,184
4.00%, 01/22/25		4,268	4,637,889
2.46%, 10/22/25		57,084	59,625,951
3.37%, 01/23/26		7,675	8,200,183
2.02%, 02/13/26		10,667	10,944,055
4.45%, 03/03/26		7,276	8,147,153
3.50%, 04/19/26		2,329	2,543,095
1.32%, 06/19/26		10,484	10,481,439
1.20%, 10/24/26		10,075	9,999,293
3.56%, 04/23/27		21,838	23,764,758
1.73%, 07/22/27		28,927	29,046,030
3.25%, 10/21/27		6,928	7,480,570
3.82%, 01/20/28		8,622	9,514,809
3.71%, 04/24/28		15,339	16,857,078
3.59%, 07/21/28		4,479	4,910,308
3.97%, 03/05/29		15,446	17,178,443
4.27%, 07/23/29		9,689	10,986,959
3.97%, 02/07/30		12,139	13,589,896
3.19%, 07/23/30		2,132	2,268,550
2.59%, 04/29/31		7,000	7,144,396

Security		Par (000)	Value

Banks (continued)
Bank of America Corp.
1.92%, 10/24/31	USD	11,536	$11,097,289
2.65%, 03/11/32		12,464	12,692,330
2.30%, 07/21/32		11,500	11,335,808
2.68%, 06/19/41		17,520	16,914,125
3.31%, 04/22/42		4,430	4,648,292
Bank of East Asia Ltd., 4.00%, 05/29/30(c)(f)		1,310	1,371,652
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25(c)(f)		1,505	1,533,384
Barclays PLC
4.97%, 05/16/29(c)		18,105	21,049,190
2.67%, 03/10/32(c)		2,106	2,113,971
BPCE SA, 2.70%, 10/01/29(a)(c)		13,404	13,910,867
Citigroup, Inc.
3.67%, 07/24/28		23,560	25,897,236
2.98%, 11/05/30		46,263	48,640,332
Citizens Financial Group, Inc., 3.25%, 04/30/30		2,910	3,116,911
Credit Suisse Group Guernsey VII Ltd.,
Series AR, 3.00%, 11/12/21(a)(f)(l)	CHF	3,800	4,324,159
Danske Bank A/S
5.00%, 01/12/22(a)(c)	USD	13,526	13,688,599
1.17%, 12/08/23(a)(c)		3,435	3,451,344
5.38%, 01/12/24(a)(c)		14,017	15,383,691
1.62%, 09/11/26(a)(c)		3,505	3,505,402
1.55%, 09/10/27(a)(c)		16,735	16,603,677
Grupo Aval Ltd., 4.75%, 09/26/22(c)(f)		1,073	1,098,216
HSBC Holdings PLC
4.58%, 06/19/29(c)		7,160	8,129,199
3.97%, 05/22/30(c)		14,619	16,135,575
2.80%, 05/24/32(c)		5,856	5,934,868
ICICI Bank Ltd., 3.80%, 12/14/27(c)(f)		1,900	2,044,637
ING Groep NV, 4.63%, 01/06/26(a)(c)		10,727	12,173,900
Intesa Sanpaolo SpA, 3.13%, 07/14/22(a)(c)		2,686	2,742,756
Itau Unibanco Holding SA, 2.90%, 01/24/23(a)(c)		4,491	4,563,979
JPMorgan Chase & Co.
4.02%, 12/05/24		11,491	12,307,785
3.22%, 03/01/25		8,357	8,827,178
3.90%, 07/15/25		11,317	12,374,776
2.30%, 10/15/25		29,327	30,418,323
2.01%, 03/13/26		7,098	7,270,377
3.20%, 06/15/26		200	216,045
2.95%, 10/01/26		3,797	4,069,397
1.05%, 11/19/26		3,141	3,093,359
3.96%, 01/29/27		9,112	10,055,935
3.78%, 02/01/28		31,394	34,593,251
3.54%, 05/01/28		31,691	34,614,055
2.18%, 06/01/28		2,018	2,060,265
4.01%, 04/23/29		1,030	1,150,958
4.45%, 12/05/29		8,248	9,500,231
3.16%, 04/22/42		11,161	11,587,753
4.26%, 02/22/48		6,469	7,799,935
4.03%, 07/24/48		7,638	8,901,300
3.90%, 01/23/49		4,640	5,326,817
Kasikornbank PCL, 3.34%, 10/02/31(c)(f)		2,083	2,098,362
KeyCorp, 4.10%, 04/30/28		75	85,687
Kookmin Bank, 2.50%, 11/04/30(c)(f)		1,610	1,590,447
Lloyds Banking Group PLC
3.75%, 01/11/27(c)		4,263	4,687,765
1.63%, 05/11/27(c)		10,241	10,232,388
Mitsubishi UFJ Financial Group, Inc.
3.00%, 02/22/22(c)		3,776	3,816,032
2.62%, 07/18/22(c)		206	209,793

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Mitsubishi UFJ Financial Group, Inc.
3.46%, 03/02/23(c)	USD	13,006	$13,567,595
0.85%, 09/15/24(c)		10,565	10,612,009
2.19%, 02/25/25(c)		17,155	17,744,682
1.41%, 07/17/25(c)		4,615	4,641,707
Mizuho Financial Group, Inc.
2.84%, 07/16/25(c)		797	837,933
2.56%, 09/13/25(c)		18,319	19,172,517
2.20%, 07/10/31(c)		5,172	5,086,088
1.98%, 09/08/31(c)		9,815	9,474,471
Santander UK Group Holdings PLC
1.09%, 03/15/25(c)		13,776	13,800,156
1.53%, 08/21/26(c)		8,185	8,168,560
Shinhan Bank Co. Ltd., 4.00%, 04/23/29(c)(f)		410	455,228
Shizuoka Bank Ltd., (3 mo. LIBOR US - 0.50%), 0.00%, 01/25/23(c)(d)(f)(l)		200	196,500
Sumitomo Mitsui Financial Group, Inc.
2.70%, 07/16/24(c)		16,297	17,117,866
2.35%, 01/15/25(c)		16,561	17,196,027
Texas Capital Bank N.A., (3 mo. LIBOR US + 4.50%), 4.63%, 09/30/24(a)(d)		18,500	18,563,524
Washington Mutual Escrow Bonds
0.00%(e)(i)(m)(n)		13,308	1
0.00%(e)(i)(m)(n)		11,911	1
0.00%(e)(i)(m)(n)		2,570	—
0.00%(e)(i)(m)(n)		3,115	—
Wells Fargo & Co.
3.58%, 05/22/28		9,767	10,693,588
2.88%, 10/30/30		2,880	3,007,760
3.07%, 04/30/41		21,151	21,734,619

			1,015,475,922

Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70%, 02/01/36		32,375	39,123,265
4.90%, 02/01/46		4,980	6,121,490
Anheuser-Busch InBev Worldwide, Inc.
4.75%, 01/23/29		25,957	30,558,589
4.90%, 01/23/31		707	858,458
8.00%, 11/15/39		1,382	2,244,370
4.60%, 04/15/48		13,461	16,070,072
Central American Bottling Corp., 5.75%, 01/31/27(a)(c)		1,707	1,751,595
Coca-Cola Co.
2.50%, 06/01/40		4,379	4,256,078
1.00%, 03/09/41	EUR	4,730	5,264,767
2.88%, 05/05/41	USD	2,077	2,142,124
Keurig Dr Pepper, Inc., 3.20%, 05/01/30		11,556	12,445,372
PepsiCo, Inc., 4.60%, 07/17/45		1,586	2,036,865

			122,873,045

Biotechnology — 0.8%
AbbVie, Inc.
2.60%, 11/21/24(h)		27,141	28,531,433
3.80%, 03/15/25		10,493	11,393,852
3.60%, 05/14/25		15,855	17,151,129
3.20%, 05/14/26		16,440	17,737,078
4.55%, 03/15/35		12,142	14,551,101
4.50%, 05/14/35		7,179	8,581,490
4.45%, 05/14/46		2,398	2,889,690
4.88%, 11/14/48		7,823	10,035,364
Amgen, Inc.
2.45%, 02/21/30		10,152	10,368,135

Security		Par (000)	Value

Biotechnology (continued)
Amgen, Inc.
4.40%, 05/01/45	USD	12,437	$14,876,874
Biogen, Inc.
2.25%, 05/01/30		10,692	10,634,607
3.15%, 05/01/50		7,550	7,196,172
Elanco Animal Health, Inc., 5.90%, 08/28/28		274	320,580
Gilead Sciences, Inc.
4.80%, 04/01/44		8,324	10,475,926
4.50%, 02/01/45		3,278	3,970,285
4.15%, 03/01/47		3,241	3,792,194

			172,505,910

Building Products — 0.0%
Johnson Controls International plc, 5.13%, 09/14/45		7	9,173
Masonite International Corp., 5.38%, 02/01/28(a)		928	977,184
Owens Corning, 3.95%, 08/15/29		240	267,774
Standard Industries, Inc.
5.00%, 02/15/27(a)		915	943,594
4.75%, 01/15/28(a)		375	389,062

			2,586,787

Capital Markets — 2.6%
Cindai Capital Ltd., 0.00%, 02/08/23(c)(f)(l)(o)		2,461	2,521,457
Credit Suisse AG
3.63%, 09/09/24		6,918	7,456,391
1.25%, 08/07/26		27,954	27,556,938
Credit Suisse Group AG
3.80%, 06/09/23(c)		3,341	3,519,993
3.00%, 12/14/23(a)(c)		253	259,825
4.21%, 06/12/24(a)(c)		3,162	3,338,806
3.09%, 05/14/32(a)(c)		4,425	4,524,677
Deutsche Bank AG
1.45%, 04/01/25		19,258	19,391,009
1.69%, 03/19/26		19,808	19,920,564
Goldman Sachs Group, Inc.
4.00%, 03/03/24		4,916	5,295,686
3.50%, 01/23/25		27,961	29,949,899
3.50%, 04/01/25		57,826	62,168,924
3.75%, 05/22/25		2,180	2,362,400
3.27%, 09/29/25		9,505	10,149,740
0.86%, 02/12/26		11,346	11,236,722
(3 mo. LIBOR US + 1.17%), 1.30%, 05/15/26(d)		10,315	10,573,339
3.50%, 11/16/26		21,248	22,961,001
3.85%, 01/26/27		5,678	6,238,594
1.43%, 03/09/27		26,656	26,582,696
3.69%, 06/05/28		22,258	24,500,093
4.22%, 05/01/29		3,961	4,476,411
Intercontinental Exchange, Inc.
3.75%, 09/21/28		5,126	5,718,904
2.10%, 06/15/30		2,412	2,385,263
1.85%, 09/15/32		3,643	3,428,307
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17(e)(i)(n)		7,360	1
Moody’s Corp., 3.25%, 01/15/28		4,450	4,832,924
Morgan Stanley
4.00%, 07/23/25		5,467	6,023,001
2.19%, 04/28/26		103	106,348
3.63%, 01/20/27		29,048	32,020,708
1.59%, 05/04/27		32,093	32,188,479
1.51%, 07/20/27		8,149	8,110,258
3.59%, 07/22/28		21,128	23,169,758

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Morgan Stanley
3.77%, 01/24/29	USD	13,563	$15,007,672
4.43%, 01/23/30		28,886	33,353,838
2.70%, 01/22/31		36,252	37,379,175
3.62%, 04/01/31		2,864	3,156,604
1.93%, 04/28/32		9,163	8,787,645
2.24%, 07/21/32		4,303	4,228,933
3.22%, 04/22/42		4,867	5,091,466
Nomura Holdings, Inc., 2.61%, 07/14/31(c)		13,485	13,436,019
Northern Trust Corp., 3.15%, 05/03/29		3,064	3,343,950
UBS Group AG, 1.49%, 08/10/27(a)(c)		18,894	18,675,223

			565,429,641

Chemicals — 0.4%
Braskem Netherlands Finance BV
4.50%, 01/10/28(c)(f)		1,420	1,508,819
5.88%, 01/31/50(a)(c)		2,574	2,918,272
8.50%, 01/23/81(a)(c)		2,808	3,215,686
8.50%, 01/23/81(c)(f)		993	1,137,171
Cydsa SAB de CV, 6.25%, 10/04/27(a)(c)		2,982	3,095,316
Dow Chemical Co., 1.13%, 03/15/32	EUR	4,983	5,880,249
DuPont de Nemours, Inc., 4.49%, 11/15/25	USD	15,078	16,953,939
Ecolab, Inc.
1.30%, 01/30/31		2,312	2,177,605
2.75%, 08/18/55(a)		9,278	8,914,688
LG Chem Ltd., 2.38%, 07/07/31(c)(f)		1,200	1,181,580
LYB International Finance III LLC, 4.20%, 05/01/50		7,049	8,028,506
Mitsubishi Chemical Holdings Corp.
0.00%, 03/30/22(f)(l)(o)	JPY	150,000	1,363,269
0.00%, 03/29/24(f)(l)(o)		40,000	391,752
Orbia Advance Corp. SAB de CV, 1.88%, 05/11/26(a)(c)	USD	3,765	3,757,056
Sasol Financing U.S.A. LLC
5.88%, 03/27/24		1,461	1,533,411
4.38%, 09/18/26		2,972	3,007,813
5.50%, 03/18/31		2,795	2,851,599
Sherwin-Williams Co.
4.20%, 01/15/22		2,800	2,803,360
2.30%, 05/15/30		8,672	8,753,599
Unifrax Escrow Issuer Corp., 5.25%, 09/30/28(a)		245	248,063
UPL Corp. Ltd.
5.25%(c)(f)(m)		1,309	1,334,787
4.50%, 03/08/28(c)(f)		2,403	2,556,642
4.63%, 06/16/30(c)(f)		1,497	1,588,036
Westlake Chemical Corp., 3.38%, 08/15/61		5,042	4,741,995

			89,943,213

Commercial Services & Supplies — 0.2%
Clean Harbors, Inc., 4.88%, 07/15/27(a)		978	1,014,675
CMHI Finance BVI Co. Ltd., 3.50%(c)(f)(m)		1,300	1,332,744
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		1,693	1,712,046
Pitney Bowes, Inc.
6.88%, 03/15/27(a)		3,070	3,231,175
7.25%, 03/15/29(a)		2,125	2,233,906
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/27(a)		1,345	1,290,366
Republic Services, Inc.
2.90%, 07/01/26		2,994	3,186,454
3.95%, 05/15/28		9,162	10,335,967
Waste Management, Inc.
1.15%, 03/15/28		10,160	9,783,335

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Waste Management, Inc.
2.95%, 06/01/41	USD	1,183	$1,210,746
Waste Pro U.S.A., Inc., 5.50%, 02/15/26(a)		878	886,780

			36,218,194

Communications Equipment — 0.2%
CommScope Technologies LLC, 6.00%, 06/15/25(a)		3,000	3,037,500
CommScope, Inc.
6.00%, 03/01/26(a)		2,000	2,076,660
8.25%, 03/01/27(a)		2,000	2,093,450
Juniper Networks, Inc., 2.00%, 12/10/30		4,462	4,273,894
Motorola Solutions, Inc.
4.60%, 05/23/29		10,242	11,894,297
2.75%, 05/24/31		12,750	13,011,587
5.50%, 09/01/44		7,921	10,320,687

			46,708,075

Construction & Engineering — 0.0%
China City Construction International Co. Ltd., 5.35%, 07/03/17(e)(f)(i)(n)	CNH	340	—
GMR Hyderabad International Airport Ltd.
5.38%, 04/10/24(c)(f)	USD	1,188	1,214,581
4.75%, 02/02/26(c)(f)		379	377,295
4.25%, 10/27/27(c)(f)		800	764,150

			2,356,026

Construction Materials — 0.0%
Cemex SAB de CV, 5.20%, 09/17/30(a)(c)		1,115	1,197,566

Consumer Finance — 0.4%
Capital One Financial Corp., 3.90%, 01/29/24		11,689	12,511,925
Discover Bank, 3.45%, 07/27/26		2,008	2,176,924
Discover Financial Services, 4.50%, 01/30/26		4,031	4,515,395
General Motors Financial Co., Inc.
3.70%, 05/09/23		8,790	9,170,975
5.10%, 01/17/24		4,641	5,066,493
4.00%, 01/15/25		14,339	15,523,159
4.35%, 04/09/25		3,394	3,726,685
2.75%, 06/20/25		14,636	15,301,945
Hyundai Capital Services, Inc., 3.00%, 08/29/22(a)(c)		7,790	7,937,523
Navient Corp.
7.25%, 09/25/23		925	1,008,731
5.88%, 10/25/24		865	923,388
6.75%, 06/25/25		908	991,990
6.75%, 06/15/26		894	986,645
Synchrony Financial
4.50%, 07/23/25		153	168,950
3.70%, 08/04/26		2,488	2,699,740

			82,710,468

Containers & Packaging — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings U.S.A., Inc., 5.25%, 08/15/27(a)(c)		1,392	1,417,063
Ball Corp., 4.88%, 03/15/26		281	309,803
International Paper Co., 6.00%, 11/15/41		2,411	3,370,795
Klabin Austria GmbH, 3.20%, 01/12/31(a)(c)		2,015	1,924,325
Owens-Brockway Glass Container, Inc., 5.88%, 08/15/23(a)		1,262	1,334,565
Packaging Corp. of America, 3.05%, 10/01/51		2,059	2,030,263

			10,386,814

Diversified Financial Services — 1.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 04/03/26(c)		5,250	5,718,501

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
ASG Finance Designated Activity Co., 7.88%,
12/03/24(a)(c)	USD	3,356	$3,304,611
Azul Investments LLP
5.88%, 10/26/24(a)		1,759	1,658,187
7.25%, 06/15/26(a)		2,923	2,791,465
China Huadian Overseas Development
2018 Ltd., 3.38%(c)(f)(m)		642	667,680
CICC Hong Kong Finance 2016 MTN Ltd.,
2.00%, 01/26/26(c)(f)		300	297,507
CNH Industrial Capital LLC, 4.20%, 01/15/24		21,096	22,641,047
Coastal Emerald Ltd., 4.30%(c)(f)(m)		1,190	1,198,181
DBS Group Holdings Ltd., 3.30%(c)(f)(m)		1,000	1,025,000
Deutsche Telekom International Finance BV,
3.60%, 01/19/27(a)(c)		4,339	4,767,991
Easy Tactic Ltd.
9.13%, 07/28/22(c)(f)		600	472,200
12.38%, 11/18/22(c)(f)		593	462,540
5.88%, 02/13/23(c)(f)		593	429,925
8.13%, 02/27/23(c)(f)		1,033	748,925
11.75%, 08/02/23(c)(f)		980	710,500
8.63%, 02/27/24(c)(f)		830	551,950
8.63%, 03/05/24(c)(f)		204	135,660
11.63%, 09/03/24(c)(f)		836	551,760
European Union, Series NGEU, 0.00%,
10/04/28(f)	EUR	18,544	21,776,228
Fortune Star BVI Ltd.
5.95%, 01/29/23(c)(f)	USD	200	202,975
6.85%, 07/02/24(c)(f)		740	767,750
5.95%, 10/19/25(c)(f)		1,323	1,346,153
5.00%, 05/18/26(c)(f)		1,259	1,243,263
5.05%, 01/27/27(c)(f)		4,025	3,934,437
GE Capital International Funding Co., 4.42%,
11/15/35(c)		14,634	17,561,565
Glencore Funding LLC
1.63%, 09/01/25(a)		5,403	5,420,786
1.63%, 04/27/26(a)		11,551	11,495,994
2.50%, 09/01/30(a)		14,997	14,681,738
2.85%, 04/27/31(a)		7,334	7,377,858
3.38%, 09/23/51(a)		1,741	1,654,229
GLP Pte Ltd., 4.50%(c)(f)(m)		1,693	1,661,256
Gohl Capital Ltd., 4.25%, 01/24/27(c)(f)		1,780	1,868,777
Grupo Aval Ltd., 4.38%, 02/04/30(a)(c)		6,348	6,244,051
Hyundai Capital America, 3.95%, 02/01/22(a)		3,655	3,696,166
InRetail Consumer, 3.25%, 03/22/28(a)(c)		1,985	1,975,447
Intercorp Peru Ltd., 3.88%, 08/15/29(a)(c)		372	362,235
Latam Finance Ltd., 6.88%, 04/11/24(c)(f)(i)(n)		873	786,955
Manappuram Finance Ltd., 5.90%, 01/13/23(c)(f)		400	410,575
Minejesa Capital BV
4.63%, 08/10/30(c)(f)		200	205,672
5.63%, 08/10/37(c)(f)		1,760	1,868,130
Muthoot Finance Ltd., 4.40%, 09/02/23(c)(f)		436	442,758
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(a)(c)		5,482	5,512,151
ORIX Corp., 2.90%, 07/18/22(c)		4,137	4,221,316
Pacific National Finance Pty Ltd., 4.75%,
03/22/28(c)(f)		1,100	1,187,417
Pearl Holding III Ltd., 9.50%, 12/11/22(c)(f)(i)(n)		600	223,050
Prime Bloom Holdings Ltd., 6.95%,
07/05/22(c)(f)		890	178,000
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.63%, 03/01/29(a)		3,343	3,380,609
Quicken Loans, Inc., 5.25%, 01/15/28(a)		1,818	1,958,895

Security		Par (000)	Value

Diversified Financial Services (continued)
RELX Capital, Inc.
3.50%, 03/16/23	USD	2,045	$2,130,803
4.00%, 03/18/29		11,279	12,692,816
3.00%, 05/22/30		15,042	15,968,666
Santos Finance Ltd., 5.25%, 03/13/29(c)(f)		1,500	1,682,606
Shell International Finance BV
3.88%, 11/13/28(c)		540	614,181
2.38%, 11/07/29(c)		13,627	14,155,378
2.75%, 04/06/30(c)		6,013	6,384,269
Shriram Transport Finance Co. Ltd.
5.95%, 10/24/22(c)(f)		1,508	1,532,317
5.10%, 07/16/23(c)(f)		2,261	2,298,165
Simpar Europe SA, 5.20%, 01/26/31(a)(c)		3,105	3,086,215
United Shore Financial Services LLC, 5.50%, 11/15/25(a)		9,586	9,657,895
XP, Inc., 3.25%, 07/01/26(a)(c)		3,702	3,600,195

			245,583,572

Diversified Telecommunication Services — 1.8%
AT&T Inc.
0.00%, 11/27/22(a)(o)		36,000	35,749,925
1.65%, 02/01/28		4,794	4,755,607
4.35%, 03/01/29		6,111	7,006,992
2.75%, 06/01/31		17,538	18,008,013
2.25%, 02/01/32		5,347	5,206,180
4.50%, 05/15/35		14,952	17,503,465
2.60%, 05/19/38	EUR	5,000	6,577,656
4.90%, 06/15/42	USD	2,043	2,456,206
3.10%, 02/01/43		2,190	2,099,655
3.50%, 09/15/53		13,342	13,204,844
3.55%, 09/15/55		7,730	7,622,891
3.80%, 12/01/57		5,915	6,042,480
3.65%, 09/15/59		10,905	10,871,444
3.85%, 06/01/60		3,128	3,234,360
Avaya, Inc., 6.13%, 09/15/28(a)		6,200	6,519,114
Axtel SAB de CV, 6.38%, 11/14/24(a)(c)		2,516	2,591,952
Connect Finco S.a.r.l/Connect U.S. Finco LLC, 6.75%, 10/01/26(a)(c)		4,429	4,633,841
Digicel International Finance Ltd./Digicel
Holdings Bermuda Ltd.
8.75%, 05/25/24(a)(c)		1,109	1,149,520
(6.00% Cash and 7.00% PIK), 13.00%,
12/31/25(a)(c)(k)		608	609,751
8.00%, 12/31/26(a)(c)		443	428,855
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26(a)(c)		2,198	2,404,062
Frontier Communications Holdings LLC
5.88%, 10/15/27(a)		2,000	2,125,000
5.00%, 05/01/28(a)		867	910,350
6.75%, 05/01/29(a)		4,632	4,880,970
5.88%, 11/01/29		168	170,284
Frontier Florida LLC, Series E, 6.86%, 02/01/28 .		2,150	2,298,328
Frontier North, Inc., Series G, 6.73%, 02/15/28		1,500	1,608,750
Globe Telecom, Inc.
2.50%, 07/23/30(c)(f)		221	211,027
3.00%, 07/23/35(c)(f)		460	424,868
Level 3 Financing, Inc., 4.63%, 09/15/27(a)		375	385,800
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(a)(c)		2,632	2,710,960
Lumen Technologies, Inc.
5.13%, 12/15/26(a)		5,555	5,763,312
5.38%, 06/15/29(a)		4,620	4,714,063
Network i2i Ltd., 5.65%(c)(f)(m)		3,382	3,598,237

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Oi SA, (10.00% Cash or 12.00% (8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(c)(k)	USD	4,426	$4,143,842
Summit Digitel Infrastructure Pvt Ltd., 2.88%, 08/12/31(c)(f)		2,335	2,243,748
UPC Holding BV, 5.50%, 01/15/28(a)(c)		929	972,408
VEON Holdings BV, 3.38%, 11/25/27(a)(c)		3,501	3,554,171
Verizon Communications, Inc.
4.13%, 03/16/27		10,918	12,390,716
2.10%, 03/22/28		12,636	12,826,677
4.33%, 09/21/28		6,969	8,011,056
3.88%, 02/08/29		9,803	10,994,851
4.02%, 12/03/29		9,325	10,566,251
3.15%, 03/22/30		18,389	19,666,269
1.50%, 09/18/30		15,867	15,015,956
1.68%, 10/30/30		9,631	9,158,444
1.75%, 01/20/31		20,003	19,012,653
2.55%, 03/21/31		309	312,798
4.27%, 01/15/36		24,766	29,092,935
2.65%, 11/20/40		4,315	4,054,248
2.85%, 09/03/41		670	653,900
4.86%, 08/21/46		5,216	6,642,538
2.88%, 11/20/50		2,266	2,112,243
3.55%, 03/22/51		3,586	3,781,785
3.70%, 03/22/61		11,835	12,496,905
Zayo Group Holdings, Inc., 4.00%, 03/01/27(a)		3,070	3,055,356
Ziggo BV
5.50%, 01/15/27(a)(c)		2,921	3,019,584
4.88%, 01/15/30(a)(c)		861	887,906

			383,146,002

Electric Utilities — 2.2%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(c)(f)		1,919	1,918,760
Adani Transmission Ltd.
4.00%, 08/03/26(c)(f)		332	352,397
4.25%, 05/21/36(c)(f)		786	802,799
AEP Texas, Inc.
3.95%, 06/01/28		10,571	11,772,410
3.45%, 05/15/51		5,324	5,499,826
Series H, 3.45%, 01/15/50		1,440	1,486,189
AEP Transmission Co. LLC
4.25%, 09/15/48		2,195	2,675,139
3.80%, 06/15/49(h)		4,475	5,110,355
3.15%, 09/15/49		3,515	3,629,343
2.75%, 08/15/51		1,350	1,286,962
Series M, 3.65%, 04/01/50		5,215	5,823,810
Alabama Power Co.
3.75%, 03/01/45		6,806	7,632,553
3.45%, 10/01/49		1,012	1,092,459
3.13%, 07/15/51		1,800	1,845,014
Baltimore Gas & Electric Co.
3.50%, 08/15/46		4,197	4,551,987
3.75%, 08/15/47		2,530	2,861,421
3.20%, 09/15/49		3,823	3,978,184
2.90%, 06/15/50		4,364	4,306,781
Capex SA, 6.88%, 05/15/24(a)(c)		1,396	1,317,737
CenterPoint Energy Houston Electric LLC
2.35%, 04/01/31		3,260	3,324,040
3.35%, 04/01/51		7,416	8,073,671
Commonwealth Edison Co., 3.13%, 03/15/51		3,050	3,143,221
DTE Electric Co.
3.95%, 03/01/49		3,229	3,812,530
3.25%, 04/01/51		3,142	3,322,736

Security		Par (000)	Value

Electric Utilities (continued)
DTE Electric Co.
Series A, 4.05%, 05/15/48	USD	6,639	$7,894,328
Duke Energy Carolinas LLC
3.95%, 11/15/28		1,701	1,933,208
3.88%, 03/15/46		3,172	3,579,969
3.70%, 12/01/47		5,364	5,957,231
3.45%, 04/15/51		4,349	4,699,858
Duke Energy Florida LLC, 2.50%, 12/01/29		21,814	22,561,808
Duke Energy Progress LLC
3.45%, 03/15/29		12,906	14,268,015
2.90%, 08/15/51		940	921,042
Edison International
2.40%, 09/15/22		139	141,246
3.13%, 11/15/22		10	10,253
4.95%, 04/15/25		4,907	5,402,879
Entergy Arkansas LLC
4.20%, 04/01/49		24	28,986
3.35%, 06/15/52		3,202	3,379,107
Entergy Louisiana LLC, 4.20%, 09/01/48		7,609	9,118,943
Exelon Corp.
5.10%, 06/15/45		1,023	1,342,080
4.45%, 04/15/46		3,952	4,773,053
FEL Energy VI Sarl, 5.75%, 12/01/40(c)(f)		3,174	3,311,289
FirstEnergy Corp.
2.05%, 03/01/25		1,392	1,405,920
2.65%, 03/01/30		7,667	7,628,665
Series B, 4.40%, 07/15/27		9,423	10,338,717
Series B, 2.25%, 09/01/30		2,734	2,638,310
Series C, 3.40%, 03/01/50		4,237	4,073,282
FirstEnergy Transmission LLC
4.35%, 01/15/25(a)		13,860	15,071,561
5.45%, 07/15/44(a)		1,121	1,428,766
4.55%, 04/01/49(a)		16,508	19,320,829
Florida Power & Light Co.
3.70%, 12/01/47		5,538	6,392,740
3.95%, 03/01/48		7,001	8,452,852
4.13%, 06/01/48		2,000	2,451,154
3.15%, 10/01/49		12,142	12,856,631
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(a)(c)		4,333	3,468,566
Huachen Energy Co. Ltd., 6.63%, 05/18/20(c)(f)(i)(n)		200	77,000
India Green Power Holdings, 4.00%, 02/22/27(c)(f)		1,669	1,668,791
ITC Holdings Corp., 2.70%, 11/15/22		3,406	3,484,739
LLPL Capital Pte Ltd., 6.88%, 02/04/39(c)(f)		1,013	1,186,350
MidAmerican Energy Co.
3.10%, 05/01/27		390	424,076
3.65%, 04/15/29		13,756	15,392,686
3.65%, 08/01/48		1,020	1,144,434
4.25%, 07/15/49		4,426	5,469,600
3.15%, 04/15/50		3,370	3,527,286
2.70%, 08/01/52		842	808,844
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(a)		1,403	1,571,724
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(c)(f)		3,000	2,986,530
Northern States Power Co.
2.25%, 04/01/31		10	10,173
2.90%, 03/01/50		2,475	2,486,091
2.60%, 06/01/51		2,448	2,321,167

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Northern States Power Co.
3.20%, 04/01/52	USD	2,500	$2,664,589
NRG Energy, Inc., 2.45%, 12/02/27(a)		13,282	13,478,179
NSTAR Electric Co., 3.95%, 04/01/30		2,510	2,866,235
Ohio Power Co.
1.63%, 01/15/31		2,624	2,505,144
4.00%, 06/01/49		3,666	4,270,625
2.90%, 10/01/51		3,167	3,060,169
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28		5,350	6,048,238
3.80%, 09/30/47		2,314	2,660,652
4.10%, 11/15/48		606	727,994
3.80%, 06/01/49		3,582	4,188,737
3.10%, 09/15/49		3,583	3,740,729
PECO Energy Co., 3.05%, 03/15/51		6,773	6,892,117
Public Service Electric and Gas Co.
3.65%, 09/01/28		6,843	7,650,899
3.85%, 05/01/49		3,410	3,963,747
Southern California Edison Co.
1.85%, 02/01/22		601	603,277
2.25%, 06/01/30		16,784	16,476,070
Series E, 3.70%, 08/01/25		10,666	11,596,933
Southwestern Public Service Co., 3.15%, 05/01/50		8,586	8,996,628
Star Energy Geothermal Darajat II/Star Energy
Geothermal Salak
4.85%, 10/14/38(a)(c)		3,000	3,349,313
4.85%, 10/14/38(c)(f)		2,635	2,941,813
Tampa Electric Co.
4.30%, 06/15/48		1,207	1,466,741
4.45%, 06/15/49		2,671	3,299,563
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(a)		18,145	19,494,254
Vistra Operations Co. LLC
5.50%, 09/01/26(a)		1,847	1,897,700
5.63%, 02/15/27(a)		2,393	2,476,899
5.00%, 07/31/27(a)		2,388	2,465,610
4.30%, 07/15/29(a)		13,729	14,631,768

			471,445,726

Electrical Equipment — 0.1%
Carrier Global Corp., 2.24%, 02/15/25		25,571	26,491,441

Electronic Equipment, Instruments & Components — 0.0%
Corning, Inc., 4.38%, 11/15/57		3,213	3,853,896

Energy Equipment & Services — 0.1%
Bristow Group, Inc., 6.88%, 03/01/28(a)		2,675	2,783,391
Hilong Holding Ltd., 9.75%, 11/18/24(c)(f)		1,358	1,195,040
Pioneer Energy Services Corp.
(11.00% Cash or 11.00% PIK), 11.00%, 05/15/25(a)(e)(k)		2,855	3,162,227
(5.00% Cash or 5.00% PIK), 5.00%, 11/15/25(a)(e)(k)(l)		2,133	2,490,180
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)(c)		6,393	6,521,064
Transocean Proteus Ltd., 6.25%, 12/01/24(a)(c)		642	641,850

			16,793,752

Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.
5.00%, 02/15/24		1,921	2,110,578
2.40%, 03/15/25		18,526	19,262,352
3.95%, 03/15/29		1,825	2,028,895
3.80%, 08/15/29		12,257	13,591,755

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Boston Properties LP, 3.13%, 09/01/23	USD	245	$255,421
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23		2,211	2,320,827
Crown Castle International Corp.
1.35%, 07/15/25		2,608	2,620,306
4.45%, 02/15/26		2,370	2,654,066
3.70%, 06/15/26		1,551	1,692,939
1.05%, 07/15/26		4,347	4,254,361
3.10%, 11/15/29		16,276	17,099,772
3.30%, 07/01/30		6,417	6,838,878
2.25%, 01/15/31		3,936	3,846,515
2.10%, 04/01/31		2,960	2,849,547
Digital Dutch Finco BV
1.50%, 03/15/30(f)	EUR	6,150	7,473,491
1.00%, 01/15/32(f)		5,050	5,723,970
Duke Realty LP, 1.75%, 02/01/31	USD	12,762	12,160,208
Equinix, Inc.
1.25%, 07/15/25		2,633	2,622,308
1.00%, 09/15/25		11,613	11,453,514
2.15%, 07/15/30		5,046	4,948,546
2.50%, 05/15/31		3,391	3,414,076
GLP Capital LP/GLP Financing II, Inc.
4.00%, 01/15/30		10,500	11,275,110
4.00%, 01/15/31		11,274	12,160,136
Iron Mountain, Inc.
4.88%, 09/15/27(a)		2,500	2,595,450
5.00%, 07/15/28(a)		3,500	3,648,050
LMIRT Capital Pte Ltd.
7.25%, 06/19/24(c)(f)		1,131	1,174,685
7.50%, 02/09/26(c)(f)		377	387,368
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24		3,915	4,257,563
4.50%, 09/01/26		1,086	1,181,025
5.75%, 02/01/27		3,217	3,699,550
MPT Operating Partnership LP/MPT Finance Corp.
5.25%, 08/01/26		188	193,405
5.00%, 10/15/27		2,573	2,711,299
4.63%, 08/01/29		337	361,601
National Retail Properties, Inc.
2.50%, 04/15/30(h)		4,195	4,251,151
3.50%, 04/15/51		6,750	7,023,045
3.00%, 04/15/52		2,510	2,375,599
Park Intermediate Holdings LLC/PK Domestic
Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(a)		5,230	5,382,847
Prologis Euro Finance LLC, 1.50%, 09/10/49	EUR	7,300	8,255,904
Realty Income Corp.
3.00%, 01/15/27	USD	95	101,722
3.25%, 01/15/31		6,356	6,897,290
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		1,480	1,531,756
Service Properties Trust
5.00%, 08/15/22		4,481	4,509,006
4.50%, 06/15/23		7,725	7,879,655
4.35%, 10/01/24		945	957,502
7.50%, 09/15/25		1,479	1,660,533
5.50%, 12/15/27		790	841,911
VICI Properties LP/VICI Note Co., Inc.
3.50%, 02/15/25(a)		25,826	26,342,520
4.25%, 12/01/26(a)		13,422	14,016,997

82	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
VICI Properties LP/VICI Note Co., Inc.
3.75%, 02/15/27(a)	USD	4,159	$4,304,565
4.63%, 12/01/29(a)		375	403,125
4.13%, 08/15/30(a)		4,951	5,248,060
XHR LP
6.38%, 08/15/25(a)		1,392	1,476,745
4.88%, 06/01/29(a)		804	825,780

			277,153,280

Food & Staples Retailing — 0.4%
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons LLC
5.88%, 02/15/28(a)		2,339	2,491,035
4.88%, 02/15/30(a)		375	404,062
Alimentation Couche-Tard, Inc., 3.55%, 07/26/27(a)(c)		9,896	10,897,830
CVS Health Corp.
3.25%, 08/15/29		23,988	25,783,262
3.75%, 04/01/30		28,683	31,865,466
5.13%, 07/20/45		12,144	15,650,316
Frigorifico Concepcion SA, 7.70%, 07/21/28(a)(c)		1,300	1,343,875
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24(c)(f)		1,187	1,215,785
Performance Food Group, Inc., 5.50%, 10/15/27(a)		1,891	1,979,877
Rite Aid Corp., 7.50%, 07/01/25(a)		622	621,857
Walmart, Inc., 2.65%, 09/22/51		3,480	3,464,024

			95,717,389

Food Products — 0.1%
BRF GmbH, 4.35%, 09/29/26(a)(c)		2,245	2,311,368
BRF SA, 5.75%, 09/21/50(a)(c)		2,767	2,640,617
CP Foods Capital Ltd., 0.50%, 06/18/25(c)(f)(l)		400	403,000
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		924	961,399
Indofood CBP Sukses Makmur Tbk PT, 3.40%, 06/09/31(c)(f)		380	383,842
JBS U.S.A. Food Co., 7.00%, 01/15/26(a)		1,862	1,946,628
JBS U.S.A. LUX SA/JBS U.S.A. Finance, Inc., 6.75%, 02/15/28(a)		1,739	1,881,163
JBS U.S.A. LUX SA/JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.
6.50%, 04/15/29(a)		2,715	3,034,013
5.50%, 01/15/30(a)		468	520,519
Knight Castle Investments Ltd., 7.99%, 01/23/22(i)(n)		700	490,875
MHP Lux SA, 6.25%, 09/19/29(a)(c)		594	601,692
Mondelez International, Inc., 2.75%, 04/13/30		5,706	5,970,365
Pilgrim’s Pride Corp., 5.88%, 09/30/27(a)		3,121	3,318,403
Post Holdings, Inc.
5.75%, 03/01/27(a)		2,337	2,428,669
5.63%, 01/15/28(a)		1,713	1,799,678
5.50%, 12/15/29(a)		1,354	1,435,240
Zhou Hei Ya International Holdings Co. Ltd., 1.00%, 11/05/25(f)(l)	HKD	3,000	392,842

			30,520,313

Gas Utilities — 0.1%
Atmos Energy Corp.
4.13%, 03/15/49	USD	206	239,387
3.38%, 09/15/49		2,876	3,017,136
ONE Gas, Inc., 2.00%, 05/15/30		2,235	2,188,864
Piedmont Natural Gas Co., Inc., 2.50%, 03/15/31		4,895	4,921,045

Security		Par (000)	Value

Gas Utilities (continued)
Promigas SA ESP/Gases del Pacifico SAC
3.75%, 10/16/29(a)(c)	USD	790	$789,664
3.75%, 10/16/29(c)(f)		1,460	1,459,380

			12,615,476

Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 2.65%, 06/01/30		7,654	7,898,681
Medtronic Global Holdings SCA
1.50%, 07/02/39	EUR	3,660	4,407,448
1.38%, 10/15/40		570	667,818
1.75%, 07/02/49		3,500	4,250,303
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/29(a)	USD	21,660	21,660,000

			38,884,250

Health Care Providers & Services — 1.1%
Aetna, Inc., 4.50%, 05/15/42		2,558	3,056,699
AMN Healthcare, Inc., 4.63%, 10/01/27(a)		2,029	2,105,087
Anthem, Inc.
3.65%, 12/01/27		7,853	8,723,642
3.60%, 03/15/51		6,840	7,472,592
Centene Corp.
2.45%, 07/15/28		7,276	7,312,380
4.63%, 12/15/29		1,312	1,429,818
2.63%, 08/01/31		4,923	4,889,721
Cigna Corp.
3.40%, 03/01/27		13,803	15,083,346
4.38%, 10/15/28		16,414	18,968,259
DaVita, Inc., 4.63%, 06/01/30(a)		6,689	6,880,378
DH Europe Finance II S.a.r.l, 1.80%, 09/18/49	EUR	3,600	4,376,828
Encompass Health Corp.
4.50%, 02/01/28	USD	861	888,983
4.75%, 02/01/30		868	912,919
HCA, Inc.
4.75%, 05/01/23		17,963	19,086,250
5.00%, 03/15/24		1,927	2,114,842
5.38%, 02/01/25		3,921	4,381,717
5.25%, 04/15/25		25,240	28,610,889
5.25%, 06/15/26		6,474	7,429,043
5.63%, 09/01/28		563	669,801
5.88%, 02/01/29		767	921,694
3.50%, 09/01/30		3,529	3,738,587
2.38%, 07/15/31		19,513	19,176,967
Humana, Inc.
4.50%, 04/01/25		4,430	4,919,353
4.88%, 04/01/30		2,923	3,471,101
Rede D’or Finance S.a.r.l, 4.50%, 01/22/30(a)(c)		1,236	1,232,539
Select Medical Corp., 6.25%, 08/15/26(a)		16,279	17,118,996
Tenet Healthcare Corp.
4.63%, 09/01/24(a)		1,089	1,113,502
4.88%, 01/01/26(a)		3,767	3,898,544
6.25%, 02/01/27(a)		5,486	5,691,725
5.13%, 11/01/27(a)		563	586,928
4.63%, 06/15/28(a)		511	529,478
4.25%, 06/01/29(a)		4,997	5,071,955
UnitedHealth Group, Inc.
2.75%, 05/15/40		8,119	8,121,491
4.63%, 11/15/41		3,918	4,916,473
4.75%, 07/15/45		6,263	8,208,495
3.75%, 10/15/47		1,148	1,310,872
3.25%, 05/15/51		8,582	9,075,079

			243,496,973

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Technology — 0.0%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)	USD	1,550	$1,561,625

Hotels, Restaurants & Leisure — 0.8%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/28(a)(c)		281	283,768
Affinity Gaming, 6.88%, 12/15/27(a)		2,092	2,200,209
Aramark Services, Inc., 5.00%, 02/01/28(a)		2,110	2,168,025
Boyd Gaming Corp., 8.63%, 06/01/25(a)		1,656	1,794,690
Caesars Entertainment, Inc.
6.25%, 07/01/25(a)		13,890	14,622,802
8.13%, 07/01/27(a)		4,331	4,869,018
4.63%, 10/15/29(a)		1,217	1,232,212
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(a)		2,921	2,960,726
Carnival Corp., 11.50%, 04/01/23(a)		420	468,825
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(a)		750	705,938
Cedar Fair LP, 5.25%, 07/15/29		1,826	1,871,650
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25(a)		5,332	5,538,615
5.38%, 04/15/27		1,820	1,870,050
Champion Path Holdings Ltd.
4.50%, 01/27/26(c)(f)		1,501	1,531,020
4.85%, 01/27/28(c)(f)		1,504	1,522,142
Churchill Downs, Inc.
5.50%, 04/01/27(a)		2,174	2,255,525
4.75%, 01/15/28(a)		1,068	1,117,395
Colt Merger Sub, Inc., 5.75%, 07/01/25(a)		2,601	2,742,039
Golden Nugget, Inc., 6.75%, 10/15/24(a)		3,550	3,554,615
Haidilao International Holding Ltd., 2.15%, 01/14/26(c)(f)		1,580	1,528,650
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30		375	402,285
HIS Co. Ltd., 0.00%, 11/15/24(f)(l)(o)	JPY	40,000	312,683
International Game Technology PLC
6.50%, 02/15/25(a)	USD	2,149	2,398,177
6.25%, 01/15/27(a)		248	280,240
Marriott International, Inc.
4.63%, 06/15/30		2,084	2,380,894
2.85%, 04/15/31		4,417	4,473,456
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(a)		3,879	4,097,194
McDonald’s Corp.
2.13%, 03/01/30		3,710	3,744,584
3.60%, 07/01/30		8,935	9,937,609
4.60%, 05/26/45		2,222	2,731,258
4.88%, 12/09/45		5,602	7,122,669
4.45%, 09/01/48		2,753	3,380,313
Melco Resorts Finance Ltd.
5.25%, 04/26/26(c)(f)		825	829,537
5.63%, 07/17/27(c)(f)		200	202,538
5.38%, 12/04/29(a)(c)		337	342,561
5.38%, 12/04/29(c)(f)		2,725	2,769,962
MGM China Holdings Ltd.
5.38%, 05/15/24(a)(c)		1,357	1,377,355
5.88%, 05/15/26(a)(c)		1,371	1,400,391
5.88%, 05/15/26(c)(f)		200	204,288
4.75%, 02/01/27(c)(f)		2,800	2,758,000
MGM Resorts International
5.75%, 06/15/25		246	268,140

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
MGM Resorts International
4.63%, 09/01/26	USD	144	$151,020
5.50%, 04/15/27		245	265,825
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(a)		3,762	3,832,537
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In, 8.50%, 11/15/27(a)		9,165	9,840,919
REXLot Holdings Ltd., 4.50%, 04/17/19(f)(i)(l)(n)	HKD	1,161	1,491
Sands China Ltd., 4.38%, 06/18/30(c)	USD	1,962	2,053,763
Scientific Games International, Inc., 5.00%, 10/15/25(a)		719	739,671
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(a)		4,134	4,439,482
Starbucks Corp.
2.25%, 03/12/30		6,381	6,432,558
2.55%, 11/15/30		8,838	9,078,376
Station Casinos LLC, 5.00%, 10/01/25(a)		791	802,232
Studio City Finance Ltd.
5.00%, 01/15/29(a)(c)		490	451,719
5.00%, 01/15/29(c)(f)		1,811	1,669,516
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.50%, 03/01/25(a)		3,906	3,984,120
5.25%, 05/15/27(a)		1,947	1,966,431
Wynn Macau Ltd.
4.88%, 10/01/24(a)(c)		2,345	2,268,494
4.88%, 10/01/24(c)(f)		1,187	1,148,274
5.50%, 01/15/26(c)(f)		2,177	2,103,526
5.50%, 10/01/27(a)(c)		1,577	1,513,920
5.50%, 10/01/27(c)(f)		400	384,000
5.13%, 12/15/29(a)(c)		375	352,500
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
7.75%, 04/15/25(a)		5,371	5,666,512
5.13%, 10/01/29(a)		4,231	4,262,732

			169,661,666

Household Durables — 0.3%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.
9.88%, 04/01/27(a)		3,448	3,861,760
6.63%, 01/15/28(a)		6,260	6,651,250
4.63%, 08/01/29(a)		1,198	1,209,657
Beazer Homes U.S.A., Inc., 7.25%, 10/15/29		4,961	5,463,301
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 09/15/27(a)(c)		2,160	2,270,743
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29(a)(c)		1,551	1,585,975
Century Communities, Inc., 6.75%, 06/01/27		6,598	7,043,299
DR Horton, Inc., 2.60%, 10/15/25		2,030	2,130,753
Homes by West Bay LLC, 9.50%, 04/30/27(e)		7,801	7,655,121
M/I Homes, Inc., 4.95%, 02/01/28		5,263	5,506,414
Mattamy Group Corp.
5.25%, 12/15/27(a)(c)		2,999	3,133,955
4.63%, 03/01/30(a)(c)		3,535	3,612,257
New Home Co., Inc., 7.25%, 10/15/25(a)		1,272	1,338,487
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)		188	214,320
TRI Pointe Group, Inc.
5.25%, 06/01/27		2,378	2,568,240

84	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
TRI Pointe Group, Inc.
5.70%, 06/15/28	USD	333	$362,138
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(a)		1,891	1,966,640

			56,574,310

Independent Power and Renewable Electricity Producers — 0.2%
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(c)(f)		436	458,563
Calpine Corp., 4.50%, 02/15/28(a)		15,793	16,108,860
Colbun SA, 3.15%, 03/06/30(a)(c)		675	694,533
Contemporary Ruiding Development Ltd., 2.63%, 09/17/30(c)(f)		200	200,644
Continuum Energy Levanter Pte Ltd.
4.50%, 02/09/27(a)(c)		2,159	2,218,051
4.50%, 02/09/27(c)(f)		1,427	1,466,463
Genneia SA, 8.75%, 09/02/27(a)(c)		2,016	1,929,695
NRG Energy, Inc.
5.75%, 01/15/28		1,521	1,617,964
4.45%, 06/15/29(a)		1,962	2,170,740
5.25%, 06/15/29(a)		1,362	1,448,827
Orazul Energy Egenor S en C por A, 5.63%, 04/28/27(a)(c)		382	385,295
ReNew Power Pvt Ltd., 5.88%, 03/05/27(c)(f)		1,629	1,708,210
ReNew Power Synthetic, 6.67%, 03/12/24(c)(f)		1,000	1,041,438
Renewable Energy Group, Inc., 5.88%, 06/01/28(a)		807	834,236
Star Energy Geothermal Wayang Windu Ltd.
6.75%, 04/24/33(c)(f)		895	1,024,577
6.75%, 04/24/33(a)(c)		177	203,088
Stoneway Capital Corp.
10.00%, 03/01/27(c)(f)(i)(n)		4,059	1,034,950
10.00%, 03/01/27(a)(c)(i)(n)		4,327	1,103,374
Talen Energy Supply LLC, 6.50%, 06/01/25		1,999	994,503

			36,644,011

Industrial Conglomerates — 0.0%
General Electric Co.
4.25%, 05/01/40		24	28,037
4.50%, 03/11/44		76	91,644
4.35%, 05/01/50		4,475	5,403,323
Grupo KUO SAB De CV, 5.75%, 07/07/27(a)(c)		2,142	2,202,645
Roper Technologies, Inc., 2.95%, 09/15/29		4,177	4,430,628

			12,156,277

Insurance — 0.4%
AIA Group Ltd., 2.70%(c)(f)(m)		2,050	2,070,500
Ambac Assurance Corp., 5.10%(a)(m)		462	654,017
American International Group, Inc.
3.40%, 06/30/30		11,346	12,380,642
4.50%, 07/16/44		4,118	5,027,648
4.38%, 01/15/55		3,445	4,224,645
Aon Corp.
4.50%, 12/15/28		9,057	10,447,075
3.75%, 05/02/29		13,865	15,433,598
2.80%, 05/15/30		9,283	9,697,510
Guoren Property & Casualty Insurance Co. Ltd., 3.35%, 06/01/26(c)(f)		585	595,015
Marsh & McLennan Cos., Inc.
1.35%, 09/21/26	EUR	4,390	5,369,264
1.98%, 03/21/30		3,035	3,896,577
2.25%, 11/15/30	USD	11,287	11,368,312
QBE Insurance Group Ltd., 5.88%, 06/17/46(c)(f)		450	507,330

Security		Par (000)	Value

Insurance (continued)
Sitka Holdings LLC, (3 mo. LIBOR US + 4.50%), 5.25%, 07/06/26(a)(d)	USD	5,435	$5,514,770
Willis North America, Inc., 3.60%, 05/15/24		2,050	2,186,959
ZhongAn Online P&C Insurance Co. Ltd.
3.13%, 07/16/25(c)(f)		1,900	1,881,000
3.50%, 03/08/26(c)(f)		600	598,500

			91,853,362

Interactive Media & Services — 0.0%
Tencent Holdings Ltd., 3.24%, 06/03/50(c)(f)		2,350	2,218,987

Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc., 2.50%, 06/03/50		14,819	13,878,767
Baozun, Inc., 1.63%, 05/01/24(c)(l)		258	237,360
eBay, Inc., 1.40%, 05/10/26		13,236	13,278,568
Expedia Group, Inc., 3.25%, 02/15/30		5,768	5,965,292
JD.com, Inc., 3.38%, 01/14/30(c)		1,910	2,003,361
Netflix, Inc.
4.88%, 04/15/28		600	691,500
6.38%, 05/15/29		300	379,500
5.38%, 11/15/29(a)		337	408,191
4.88%, 06/15/30(a)		375	441,563

			37,284,102

IT Services — 0.9%
21Vianet Group, Inc., 7.88%, 10/15/21(c)(f)		1,187	1,185,101
Atento Luxco 1 SA, 8.00%, 02/10/26(a)(c)		1,010	1,105,192
Fidelity National Information Services, Inc.
1.00%, 12/03/28	EUR	10,500	12,511,379
2.95%, 05/21/39		4,400	6,174,680
Fiserv, Inc.
2.25%, 06/01/27	USD	4,331	4,467,204
4.20%, 10/01/28		2,473	2,814,944
3.50%, 07/01/29		30,866	33,611,381
Global Payments, Inc.
1.20%, 03/01/26		16,500	16,332,855
4.80%, 04/01/26		13,857	15,696,874
4.45%, 06/01/28		2,703	3,075,162
3.20%, 08/15/29		7,871	8,320,406
International Business Machines Corp.
3.30%, 05/15/26		18,911	20,611,863
1.95%, 05/15/30		25,671	25,353,715
Leidos, Inc.
4.38%, 05/15/30		16,819	18,998,910
2.30%, 02/15/31		11,100	10,845,255
Mastercard, Inc., 2.95%, 06/01/29		2,368	2,564,176
Sabre GLBL, Inc., 9.25%, 04/15/25(a)		2,000	2,311,580

			185,980,677

Leisure Products — 0.0%
Peloton Interactive, Inc., 0.00%, 02/15/26(a)(l)(o) .		250	220,071

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.
3.05%, 09/22/26		9,644	10,341,428
2.75%, 09/15/29		5,154	5,378,025
2.10%, 06/04/30		3,339	3,305,319
Charles River Laboratories International, Inc.,
4.25%, 05/01/28(a)		647	671,489
IQVIA, Inc., 5.00%, 05/15/27(a)		2,027	2,105,404
Thermo Fisher Scientific, Inc.
2.80%, 10/15/41		2,995	2,987,371
1.88%, 10/01/49	EUR	7,400	9,007,237

			33,796,273

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery — 0.1%
China Conch Venture Holdings International
Ltd., 0.00%, 09/05/23(f)(l)(o)	HKD	6,000	$890,349
HTA Group Ltd., 7.00%, 12/18/25(a)(c)	USD	2,290	2,401,351
Otis Worldwide Corp., 2.57%, 02/15/30		3,659	3,756,366
Parker-Hannifin Corp., 2.70%, 06/14/24		2,526	2,651,115
TK Elevator U.S. Newco, Inc.,
5.25%, 07/15/27(a)		5,290	5,543,788

			15,242,969

Media — 1.3%
Altice France SA
8.13%, 02/01/27(a)(c)		3,312	3,563,712
5.50%, 01/15/28(a)(c)		1,887	1,918,560
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27(a)		5,229	5,445,010
5.00%, 02/01/28(a)		4,981	5,199,666
5.38%, 06/01/29(a)		2,201	2,377,080
4.75%, 03/01/30(a)		2,545	2,660,734
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/29		1,647	1,645,704
6.48%, 10/23/45		18,393	25,006,761
5.38%, 05/01/47		11,668	13,970,046
5.13%, 07/01/49		11,527	13,558,604
4.40%, 12/01/61		8,165	8,491,273
3.95%, 06/30/62		5,400	5,209,327
Clear Channel Worldwide Holdings, Inc.,
5.13%, 08/15/27(a)		2,537	2,625,313
Comcast Corp.
3.30%, 04/01/27		290	317,548
2.65%, 02/01/30		12,141	12,666,653
4.25%, 10/15/30		2,142	2,495,053
1.95%, 01/15/31		24,483	24,026,147
3.20%, 07/15/36		2,567	2,734,020
3.90%, 03/01/38		11,314	12,847,502
3.40%, 07/15/46		6,070	6,437,371
4.00%, 08/15/47		445	508,881
3.97%, 11/01/47		8,345	9,528,441
3.45%, 02/01/50		4,000	4,242,018
2.80%, 01/15/51		2,984	2,824,473
2.45%, 08/15/52		6,759	5,964,481
2.99%, 11/01/63(a)		11	10,308
Cox Communications, Inc.
3.15%, 08/15/24(a)		6,590	6,976,686
3.60%, 06/15/51(a)		4,893	5,131,224
CSC Holdings LLC
7.50%, 04/01/28(a)		1,995	2,156,151
5.75%, 01/15/30(a)		4,044	4,111,636
Diamond Sports Group LLC/Diamond Sports
Finance Co., 5.38%, 08/15/26(a)		1,143	754,380
DIRECTV Holdings LLC/DIRECTV Financing
Co., Inc., 5.88%, 08/15/27(a)		425	443,594
Discovery Communications LLC
1.90%, 03/19/27	EUR	10,803	13,335,252
4.13%, 05/15/29	USD	292	326,133
Gray Television, Inc.
5.88%, 07/15/26(a)		1,325	1,367,731
7.00%, 05/15/27(a)		1,416	1,518,660
iHeartCommunications, Inc.
6.38%, 05/01/26		1,542	1,626,812
8.38%, 05/01/27		1,445	1,544,344
5.25%, 08/15/27(a)		1,379	1,432,864
4.75%, 01/15/28(a)		188	193,734

Security		Par (000)	Value

Media (continued)
Interpublic Group of Cos., Inc., 4.75%, 03/30/30.	USD	1,828	$2,153,280
Kakao Corp., 0.00%, 04/28/23(c)(f)(l)(o)		200	247,700
Lamar Media Corp., 3.75%, 02/15/28		225	231,431
Lions Gate Capital Holdings LLC,
5.50%, 04/15/29(a)		609	629,566
Nexstar Broadcasting, Inc.
5.63%, 07/15/27(a)		2,020	2,137,110
4.75%, 11/01/28(a)		2,573	2,669,127
Omnicom Group, Inc., 2.45%, 04/30/30		2,639	2,670,896
Outfront Media Capital LLC/Outfront Media
Capital Corp.
5.00%, 08/15/27(a)		2,365	2,425,662
4.63%, 03/15/30(a)		188	188,398
Sirius XM Radio, Inc.
5.00%, 08/01/27(a)		2,765	2,889,425
5.50%, 07/01/29(a)		2,318	2,506,337
TEGNA, Inc.
4.63%, 03/15/28		4,237	4,331,697
5.00%, 09/15/29		412	424,381
ViacomCBS, Inc.
4.38%, 03/15/43		3,745	4,284,130
5.85%, 09/01/43		5,643	7,690,153
VTR Comunicaciones SpA
5.13%, 01/15/28(a)(c)		1,136	1,199,758
4.38%, 04/15/29(a)(c)		2,585	2,649,625
Walt Disney Co.
2.75%, 09/01/49		7,330	7,038,125
4.70%, 03/23/50		4,729	6,200,340
3.60%, 01/13/51		2,107	2,347,020
Weibo Corp., 3.38%, 07/08/30(c)		1,600	1,595,300
Ziggo Bond Co. BV, 6.00%, 01/15/27(a)(c)		1,117	1,154,766

			274,858,114

Metals & Mining — 0.3%
ABJA Investment Co. Pte Ltd.
5.95%, 07/31/24(c)(f)		200	216,038
5.45%, 01/24/28(c)(f)		2,802	3,047,988
Anglo American Capital PLC
5.63%, 04/01/30(a)(c)		6,417	7,697,384
2.88%, 03/17/31(a)(c)		5,000	5,008,775
AngloGold Ashanti Holdings PLC,
3.75%, 10/01/30(c)		1,102	1,126,795
FMG Resources August 2006 Pty Ltd.,
4.50%, 09/15/27(a)(c)		225	237,926
Freeport-McMoRan, Inc., 5.25%, 09/01/29		225	244,406
Glencore Funding LLC, 2.63%, 09/23/31(a)		3,463	3,391,317
JSW Steel Ltd., 5.38%, 04/04/25(c)(f)		1,621	1,704,380
Metinvest BV, 8.50%, 04/23/26(a)(c)		594	660,825
Mongolian Mining Corp./Energy Resources
LLC, 9.25%, 04/15/24(c)(f)		1,659	1,488,953
Newmont Corp.
2.80%, 10/01/29		4,682	4,869,592
2.25%, 10/01/30		4,592	4,567,836
Nucor Corp., 3.95%, 05/01/28		4,682	5,258,621
Periama Holdings LLC, 5.95%, 04/19/26(f)		1,349	1,444,105
Vale Overseas Ltd., 3.75%, 07/08/30(c)		2,475	2,554,695
Vedanta Resources Finance II PLC
8.00%, 04/23/23(c)(f)		1,887	1,832,513
13.88%, 01/21/24(c)(f)		1,507	1,618,141
8.95%, 03/11/25(a)(c)		5,450	5,436,375
8.95%, 03/11/25(c)(f)		1,890	1,885,275
Vedanta Resources Ltd., 6.13%, 08/09/24(a)(c)		1,339	1,195,727

			55,487,667

86	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Multiline Retail — 0.0%
Dollar General Corp., 4.13%, 04/03/50	USD	6	$7,021
Future Retail Ltd., 5.60%, 01/22/25(c)(f)		200	113,350
Grupo Axo SAPI de CV, 5.75%, 06/08/26(a)(c)		1,338	1,370,864

			1,491,235

Multi-Utilities — 0.3%
Ameren Illinois Co.
3.80%, 05/15/28		3,671	4,107,104
3.25%, 03/15/50		3,650	3,877,906
CenterPoint Energy Resources Corp.,
1.75%, 10/01/30		15,457	14,848,977
Consumers Energy Co.
3.25%, 08/15/46		628	658,280
3.75%, 02/15/50		5,099	5,876,648
3.10%, 08/15/50		6,026	6,225,551
3.50%, 08/01/51		5,760	6,353,470
2.65%, 08/15/52		120	113,529
Pacific Gas & Electric Co.
2.10%, 08/01/27		3,695	3,605,982
4.50%, 07/01/40		2,003	2,044,034
4.20%, 06/01/41		375	368,323
4.60%, 06/15/43		1,100	1,097,346
PG&E Corp., 5.00%, 07/01/28		1,625	1,655,469
Virginia Electric & Power Co.
4.00%, 01/15/43		8,396	9,625,388
Series A, 3.50%, 03/15/27		3,975	4,387,109

			64,845,116

Oil, Gas & Consumable Fuels — 2.4%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(a)		945	1,021,781
Boardwalk Pipelines LP
4.80%, 05/03/29		640	732,742
3.40%, 02/15/31		181	190,204
BP Capital Markets America, Inc.
3.79%, 02/06/24		7,003	7,497,944
3.80%, 09/21/25		4,087	4,493,655
3.00%, 03/17/52		6,000	5,737,121
3.38%, 02/08/61		2,581	2,568,499
BP Capital Markets PLC, 3.81%, 02/10/24(c)		2,475	2,656,168
Buckeye Partners LP
4.15%, 07/01/23		1,988	2,047,640
4.35%, 10/15/24		2,500	2,625,000
4.13%, 03/01/25(a)		1,160	1,202,062
3.95%, 12/01/26		225	229,500
California Resources Corp., 7.13%, 02/01/26(a)		1,674	1,766,581
Cameron LNG LLC
3.30%, 01/15/35(a)		7,430	7,936,008
3.40%, 01/15/38(a)		11,339	11,916,823
Cenovus Energy, Inc., 3.75%, 02/15/52(c)		646	627,748
Centennial Resource Production LLC,
5.38%, 01/15/26(a)		375	367,987
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25		10,816	12,218,084
5.13%, 06/30/27		16,852	19,482,712
Cheniere Energy Partners LP
4.50%, 10/01/29		563	598,542
3.25%, 01/31/32(a)		1,261	1,265,161
Cheniere Energy, Inc., 4.63%, 10/15/28		2,529	2,664,934
Chesapeake Energy Corp.
5.50%, 02/01/26(a)		1,644	1,717,980
0.00%, 02/15/26(e)(i)(n)		9,090	1
0.00%, 06/15/26(e)(i)(n)		425	—
0.00%, 08/15/26(e)(i)(n)		623	—

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Chevron U.S.A., Inc.
4.95%, 08/15/47	USD	2,867	$3,828,304
2.34%, 08/12/50		7,000	6,308,387
CrownRock LP/CrownRock Finance, Inc.,
5.63%, 10/15/25(a)		969	991,723
DCP Midstream Operating LP
5.38%, 07/15/25		310	342,550
5.13%, 05/15/29		225	253,183
Devon Energy Corp.
5.85%, 12/15/25		1,567	1,813,104
4.50%, 01/15/30(a)		3,495	3,809,156
Diamondback Energy, Inc.
3.50%, 12/01/29		13,562	14,503,700
3.13%, 03/24/31		11,808	12,261,028
Enbridge, Inc., 2.90%, 07/15/22(c)		977	994,384
Energy Transfer LP
7.60%, 02/01/24		2,846	3,191,918
4.25%, 04/01/24		9,393	10,054,261
4.05%, 03/15/25		2,850	3,074,386
2.90%, 05/15/25		18,413	19,300,354
5.95%, 12/01/25		7,710	8,942,006
6.50%, 02/01/42		6,240	8,107,150
6.10%, 02/15/42		2,093	2,593,072
Enterprise Products Operating LLC
3.13%, 07/31/29		19,628	21,080,195
2.80%, 01/31/30		329	343,744
3.30%, 02/15/53		994	969,391
EOG Resources, Inc., 4.15%, 01/15/26		5,603	6,251,982
Exxon Mobil Corp., 1.41%, 06/26/39	EUR	9,940	11,135,511
Frontera Energy Corp., 7.88%, 06/21/28(a)(c)	USD	2,330	2,256,168
Galaxy Pipeline Assets BidCo. Ltd.
2.16%, 03/31/34(a)(c)		2,800	2,744,000
2.63%, 03/31/36(c)(f)		1,875	1,842,187
2.94%, 09/30/40(a)(c)		3,170	3,160,046
Geopark Ltd., 5.50%, 01/17/27(a)(c)		905	894,423
Great Western Petroleum LLC/Great Western
Finance Corp., 12.00%, 09/01/25(a)		2,672	2,712,842
Hammerhead Resources, Inc., Series AI,
9.00%, 07/10/22(c)(e)		3,014	3,014,414
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(c)(f)		800	830,400
Kinder Morgan Energy Partners LP
6.50%, 02/01/37		2,734	3,700,621
6.55%, 09/15/40		1,664	2,304,365
Marathon Petroleum Corp., 5.85%, 12/15/45		1,915	2,456,854
Matador Resources Co., 5.88%, 09/15/26		394	407,278
MC Brazil Downstream Trading S.a.r.l,
7.25%, 06/30/31(a)(c)		2,535	2,548,942
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26(c)(f)		1,505	1,600,756
Medco Platinum Road Pte Ltd.,
6.75%, 01/30/25(c)(f)		1,506	1,559,934
MPLX LP
4.88%, 12/01/24		8,663	9,595,557
1.75%, 03/01/26		3,255	3,275,044
NGPL PipeCo LLC
4.88%, 08/15/27(a)		7,707	8,747,201
3.25%, 07/15/31(a)		9,682	9,920,213
Northwest Pipeline LLC, 4.00%, 04/01/27		16,671	18,462,100
Odebrecht Offshore Drilling Finance Ltd.,
(7.72% Cash or 7.72% PIK),
7.72%, 12/01/26(a)(c)(k)		1	168
OQ SAOC, 5.13%, 05/06/28(a)(c)		1,267	1,278,086

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.,
1.90%, 08/15/30	USD	4,765	$4,559,127
Puma International Financing SA,
5.13%, 10/06/24(a)(c)		2,888	2,898,830
Rattler Midstream LP, 5.63%, 07/15/25(a)		1,350	1,405,755
Reliance Industries Ltd., 3.67%, 11/30/27(c)(f)		400	435,325
Sabine Pass Liquefaction LLC
5.63%, 04/15/23		6,227	6,617,523
5.75%, 05/15/24		25,601	28,512,061
5.63%, 03/01/25		34,953	39,669,765
5.88%, 06/30/26		17,496	20,590,997
5.00%, 03/15/27		5,250	6,035,456
Shelf Drilling Holdings Ltd.,
8.88%, 11/15/24(a)(c)		436	447,990
SK Battery America, Inc., 2.13%, 01/26/26(f)		1,440	1,421,942
SM Energy Co., 10.00%, 01/15/25(a)		6,054	6,752,510
Suncor Energy, Inc., 6.80%, 05/15/38(c)(p)		4,459	6,306,472
Sunoco LP/Sunoco Finance Corp.,
6.00%, 04/15/27		501	521,666
Tap Rock Resources LLC, 7.00%, 10/01/26(a)		8,393	8,592,334
Targa Resources Partners LP/Targa Resources
Partners Finance Corp.
5.38%, 02/01/27		924	957,449
6.50%, 07/15/27		1,464	1,578,529
5.00%, 01/15/28		281	295,050
5.50%, 03/01/30		375	410,039
Texas Eastern Transmission LP,
3.50%, 01/15/28(a)		9,413	10,181,666
Thaioil Treasury Center Co. Ltd.
5.38%, 11/20/48(c)(f)		1,270	1,438,173
3.75%, 06/18/50(c)(f)		2,470	2,220,382
TransCanada PipeLines Ltd.,
4.63%, 03/01/34(c)		2,441	2,875,331
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26		20,169	25,146,711
4.00%, 03/15/28		13,905	15,541,442
4.60%, 03/15/48		3,414	4,140,998
3.95%, 05/15/50		5,137	5,760,312
Williams Cos., Inc., Series A, 7.50%, 01/15/31		2,180	3,030,802

			523,370,602

Paper & Forest Products — 0.1%
Georgia-Pacific LLC
1.75%, 09/30/25(a)		3,780	3,869,561
0.95%, 05/15/26(a)		1,350	1,332,689
7.75%, 11/15/29		1,275	1,808,302
2.30%, 04/30/30(a)		4,364	4,443,069
8.88%, 05/15/31		528	824,142
Suzano Austria GmbH
3.75%, 01/15/31(c)		800	819,800
3.13%, 01/15/32(c)		2,360	2,274,745

			15,372,308

Pharmaceuticals — 0.4%
AstraZeneca PLC, 1.38%, 08/06/30(c)		16,539	15,738,859
Bausch Health Americas, Inc.
9.25%, 04/01/26(a)		2,469	2,636,830
8.50%, 01/31/27(a)		2,881	3,068,841
Bausch Health Cos., Inc.
9.00%, 12/15/25(a)		2,506	2,645,020
5.75%, 08/15/27(a)		774	810,765
7.00%, 01/15/28(a)		1,191	1,220,418
4.88%, 06/01/28(a)		1,376	1,425,880
7.25%, 05/30/29(a)		1,231	1,261,590

Security		Par (000)	Value

Pharmaceuticals (continued)
Eli Lilly & Co., 1.70%, 11/01/49	EUR	3,400	$4,336,207
Johnson & Johnson, 3.50%, 01/15/48	USD	2,585	3,001,621
Luye Pharma Group Ltd., 1.50%, 07/09/24(c)(f)(l)		900	919,901
Merck & Co., Inc., 2.45%, 06/24/50		2,945	2,742,820
Pfizer, Inc.
2.63%, 04/01/30		10,083	10,646,937
1.70%, 05/28/30		5,339	5,265,108
Shire Acquisitions Investments Ireland DAC,
2.88%, 09/23/23(c)		4,400	4,586,990
Sino Biopharmaceutical Ltd.,
0.00%, 02/17/25(f)(l)(o)	EUR	924	1,020,011
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/28(c)	USD	8,445	10,089,330
2.05%, 03/31/30(c)		7,902	7,778,057
2.00%, 07/09/40	EUR	9,260	11,513,097

			90,708,282

Professional Services — 0.0%
JSM Global S.a.r.l, 4.75%, 10/20/30(a)(c)	USD	2,640	2,682,570

Real Estate Management & Development — 0.8%
Agile Group Holdings Ltd.
7.88%(c)(f)(m)		1,188	1,075,140
8.38%(c)(f)(m)		350	327,250
5.75%, 01/02/25(c)(f)		1,478	1,385,625
6.05%, 10/13/25(c)(f)		1,179	1,105,312
Arabian Centres Sukuk II Ltd.,
5.63%, 10/07/26(a)(c)		3,135	3,264,319
Arabian Centres Sukuk Ltd.,
5.38%, 11/26/24(c)(f)		1,736	1,798,170
Central China Real Estate Ltd.
7.25%, 04/24/23(c)(f)		200	133,000
7.65%, 08/27/23(c)(f)		1,839	1,158,570
7.90%, 11/07/23(c)(f)		230	141,450
7.75%, 05/24/24(c)(f)		400	243,500
7.25%, 07/16/24(c)(f)		1,061	645,420
7.25%, 08/13/24(c)(f)		486	295,245
CFLD Cayman Investment Ltd.
6.90%, 01/13/23(c)(f)(i)(n)		650	282,750
8.60%, 04/08/24(c)(f)(i)(n)		319	131,348
China Aoyuan Group Ltd.
7.95%, 02/19/23(c)(f)		2,185	1,966,500
6.35%, 02/08/24(c)(f)		1,300	1,102,400
7.95%, 06/21/24(c)(f)		1,090	937,400
5.98%, 08/18/25(c)(f)		1,100	847,000
6.20%, 03/24/26(c)(f)		4,461	3,390,360
China Evergrande Group
8.25%, 03/23/22(c)(f)(i)(n)		1,960	507,150
9.50%, 04/11/22(c)(f)(i)(n)		1,993	495,759
11.50%, 01/22/23(c)(f)(i)(n)		2,077	498,480
10.00%, 04/11/23(c)(f)(i)(n)		600	143,250
7.50%, 06/28/23(c)(f)(i)(n)		400	96,500
12.00%, 01/22/24(c)(f)(i)(n)		900	213,750
10.50%, 04/11/24(c)(f)(i)(n)		200	47,500
China SCE Group Holdings Ltd.
7.25%, 04/19/23(c)(f)		1,200	1,166,100
7.38%, 04/09/24(c)(f)		1,187	1,139,520
5.95%, 09/29/24(c)(f)		1,186	1,091,120
7.00%, 05/02/25(c)(f)		1,178	1,101,430
China South City Holdings Ltd.,
10.88%, 06/26/22(c)(f)		1,100	891,000
CIFI Holdings Group Co. Ltd.
6.45%, 11/07/24(c)(f)		200	199,500
6.00%, 07/16/25(c)(f)		592	587,560

88	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
CIFI Holdings Group Co. Ltd.
5.95%, 10/20/25(c)(f)	USD	800	$792,000
5.25%, 05/13/26(c)(f)		305	295,850
4.45%, 08/17/26(c)(f)		1,483	1,397,727
Country Garden Holdings Co. Ltd.
6.50%, 04/08/24(c)(f)		200	203,350
5.40%, 05/27/25(c)(f)		1,265	1,283,817
7.25%, 04/08/26(c)(f)		1,680	1,761,900
2.70%, 07/12/26(c)(f)		695	646,350
5.13%, 01/14/27(c)(f)		1,500	1,517,156
3.30%, 01/12/31(c)(f)		1,055	961,567
DaFa Properties Group Ltd.,
9.95%, 01/18/22(c)(f)		990	919,957
Dexin China Holdings Co. Ltd.
11.88%, 04/23/22(c)(f)		270	261,023
9.95%, 12/03/22(c)(f)		800	721,150
Emaar Sukuk Ltd., 3.64%, 09/15/26(c)(f)		594	620,730
Fantasia Holdings Group Co. Ltd.
6.95%, 12/17/21(c)(f)		465	313,875
11.75%, 04/17/22(c)(f)		2,430	947,700
7.95%, 07/05/22(c)(f)		530	180,200
12.25%, 10/18/22(c)(f)		200	66,000
10.88%, 01/09/23(c)(f)		2,657	823,670
11.88%, 06/01/23(c)(f)		1,093	338,830
9.25%, 07/28/23(c)(f)		1,653	524,828
9.88%, 10/19/23(c)(f)		700	210,000
Five Point Operating Co. LP/Five Point Capital
Corp., 7.88%, 11/15/25(a)		4,330	4,524,850
Forestar Group, Inc.
3.85%, 05/15/26(a)		1,482	1,480,147
5.00%, 03/01/28(a)		3,502	3,615,815
Fuqing Investment Management Ltd.,
3.25%, 06/23/25(c)(f)		2,140	2,072,857
Global Prime Capital Pte Ltd.,
5.95%, 01/23/25(c)(f)		1,511	1,557,085
Greenland Global Investment Ltd.
6.75%, 04/21/22(c)(f)		227	177,741
5.60%, 11/13/22(c)(f)		853	588,570
5.90%, 02/12/23(c)(f)		400	295,832
6.13%, 04/22/23(c)(f)		455	295,750
6.75%, 09/26/23(c)(f)		325	198,250
Haimen Zhongnan Investment Development International Co. Ltd.
12.00%, 06/08/22(c)(f)		385	346,452
10.88%, 06/18/22(c)(f)		695	625,500
Hopson Development Holdings Ltd.,
7.00%, 05/18/24(c)(f)		2,216	2,086,918
Howard Hughes Corp., 5.38%, 08/01/28(a)		4,396	4,632,285
Jiayuan International Group Ltd.,
13.75%, 02/18/23(c)(f)		940	959,270
Jingrui Holdings Ltd., 12.00%, 07/25/22(c)(f)		1,000	897,062
Kaisa Group Holdings Ltd.
11.95%, 10/22/22(c)(f)		900	763,920
11.50%, 01/30/23(c)(f)		1,161	980,174
10.88%, 07/23/23(c)(f)		1,321	1,086,357
9.75%, 09/28/23(c)(f)		1,191	937,912
11.95%, 11/12/23(c)(f)		1,914	1,569,480
9.38%, 06/30/24(c)(f)		4,496	3,461,920
11.25%, 04/16/25(c)(f)		671	518,348
9.95%, 07/23/25(c)(f)		589	439,541
11.70%, 11/11/25(c)(f)		600	457,500

Security		Par (000)	Value

Real Estate Management & Development (continued)
KWG Group Holdings Ltd.
7.88%, 09/01/23(c)(f)	USD	486	$468,990
7.40%, 03/05/24(c)(f)		598	577,070
5.88%, 11/10/24(c)(f)		1,879	1,709,890
5.95%, 08/10/25(c)(f)		614	554,442
Logan Group Co. Ltd.
5.75%, 01/14/25(c)(f)		436	432,730
5.25%, 10/19/25(c)(f)		455	440,213
4.50%, 01/13/28(c)(f)		3,775	3,463,562
Logan Property Holdings Co. Ltd.,
6.50%, 07/16/23(c)(f)		200	199,350
Longfor Group Holdings Ltd.
4.50%, 01/16/28(c)(f)		1,200	1,286,100
3.95%, 09/16/29(c)(f)		1,620	1,677,235
MAF Global Securities Ltd.,
4.75%, 05/07/24(c)(f)		1,073	1,161,522
Modern Land China Co. Ltd.
11.50%, 11/13/22(c)(f)		593	493,413
9.80%, 04/11/23(c)(f)		1,544	1,281,520
11.95%, 03/04/24(c)(f)		450	325,631
New Metro Global Ltd.
6.80%, 08/05/23(c)(f)		1,717	1,698,006
4.80%, 12/15/24(c)(f)		335	315,738
4.50%, 05/02/26(c)(f)		1,499	1,375,332
NWD MTN Ltd., 4.13%, 07/18/29(c)(f)		1,200	1,203,225
Powerlong Real Estate Holdings Ltd.
7.13%, 11/08/22(c)(f)		620	617,404
6.95%, 07/23/23(c)(f)		200	198,413
6.25%, 08/10/24(c)(f)		672	646,800
Radiance Capital Investments Ltd.,
8.80%, 09/17/23(c)(f)		297	285,547
Realogy Group LLC/Realogy Co-Issuer Corp.,
9.38%, 04/01/27(a)		410	450,488
Redco Properties Group Ltd.,
9.90%, 02/17/24(c)(f)		297	251,206
Redsun Properties Group Ltd.
10.50%, 10/03/22(c)(f)		600	554,363
9.70%, 04/16/23(c)(f)		1,771	1,624,892
7.30%, 01/13/25(c)(f)		2,082	1,725,457
RKPF Overseas 2019 A Ltd.
5.90%, 03/05/25(c)(f)		1,484	1,437,625
6.00%, 09/04/25(c)(f)		595	574,175
RKPF Overseas 2020 A Ltd.
5.20%, 01/12/26(c)(f)		2,380	2,198,525
5.13%, 07/26/26(c)(f)		2,100	1,926,750
RongXingDa Development BVI Ltd.,
8.00%, 04/24/22(c)(f)		1,320	678,398
Ronshine China Holdings Ltd.
5.50%, 02/01/22(c)(f)		1,050	967,509
8.75%, 10/25/22(c)(f)		730	570,449
8.95%, 01/22/23(c)(f)		2,020	1,474,600
8.10%, 06/09/23(c)(f)		430	301,000
7.35%, 12/15/23(c)(f)		866	645,170
6.75%, 08/05/24(c)(f)		400	276,000
7.10%, 01/25/25(c)(f)		2,983	2,028,440
Scenery Journey Ltd.
11.50%, 10/24/22(c)(f)		1,475	261,813
13.00%, 11/06/22(c)(f)		2,356	406,852
12.00%, 10/24/23(c)(f)		1,761	325,785
Seazen Group Ltd.
6.45%, 06/11/22(c)(f)		1,586	1,562,210
6.00%, 08/12/24(c)(f)		1,190	1,148,350

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Shimao Group Holdings Ltd.
5.60%, 07/15/26(c)(f)	USD	200	$197,913
4.60%, 07/13/30(c)(f)		1,263	1,184,062
3.45%, 01/11/31(c)(f)		1,249	1,116,294
Shui On Development Holding Ltd.
5.75%, 11/12/23(c)(f)		300	297,750
6.15%, 08/24/24(c)(f)		895	888,288
5.50%, 03/03/25(c)(f)		2,478	2,409,855
Sinic Holdings Group Co. Ltd.,
10.50%, 06/18/22(c)(f)		1,040	156,000
Sunac China Holdings Ltd.
8.35%, 04/19/23(c)(f)		200	172,288
7.95%, 10/11/23(c)(f)		1,193	972,295
7.50%, 02/01/24(c)(f)		1,287	1,045,687
6.65%, 08/03/24(c)(f)		1,489	1,191,200
6.50%, 01/10/25(c)(f)		2,789	2,259,090
7.00%, 07/09/25(c)(f)		1,633	1,302,317
Theta Capital Pte Ltd.
8.13%, 01/22/25(c)(f)		1,507	1,565,208
6.75%, 10/31/26(c)(f)		200	197,413
Times China Holdings Ltd.
5.75%, 04/26/22(c)(f)		500	491,350
6.75%, 07/16/23(c)(f)		295	285,837
6.75%, 07/08/25(c)(f)		2,525	2,310,375
5.75%, 01/14/27(c)(f)		2,697	2,359,875
Vanke Real Estate Hong Kong Co. Ltd.
3.15%, 05/12/25(c)(f)		1,000	1,023,937
3.98%, 11/09/27(c)(f)		1,480	1,560,926
Wanda Group Overseas Ltd.
7.50%, 07/24/22(c)(f)		840	789,600
8.88%, 03/21/23(c)(f)		1,030	955,325
Wanda Properties International Co. Ltd.,
7.25%, 01/29/24(c)(f)		566	546,190
Wanda Properties Overseas Ltd.,
6.88%, 07/23/23(c)(f)		200	193,038
Westwood Group Holdings Ltd.,
2.80%, 01/20/26(c)(f)		940	942,519
Yango Justice International Ltd.
10.00%, 02/12/23(c)(f)		1,155	1,074,150
9.25%, 04/15/23(c)(f)		600	480,000
8.25%, 11/25/23(c)(f)		1,700	1,173,000
7.50%, 04/15/24(c)(f)		1,482	1,141,140
Yanlord Land HK Co. Ltd.
6.75%, 04/23/23(c)(f)		200	201,850
6.80%, 02/27/24(c)(f)		680	678,300
5.13%, 05/20/26(c)(f)		671	658,419
Yuzhou Group Holdings Co. Ltd.
7.70%, 02/20/25(c)(f)		1,484	1,061,060
8.30%, 05/27/25(c)(f)		1,118	818,935
7.38%, 01/13/26(c)(f)		1,661	1,112,870
6.35%, 01/13/27(c)(f)		2,400	1,536,000
Yuzhou Properties Co. Ltd.
8.50%, 02/04/23(c)(f)		1,230	1,047,652
6.00%, 10/25/23(c)(f)		620	477,400
8.50%, 02/26/24(c)(f)		1,389	1,090,365
8.38%, 10/30/24(c)(f)		2,300	1,765,250
Zhenro Properties Group Ltd.
9.15%, 05/06/23(c)(f)		910	886,852
8.30%, 09/15/23(c)(f)		200	190,663
8.35%, 03/10/24(c)(f)		760	725,943
7.88%, 04/14/24(c)(f)		1,780	1,606,784
7.10%, 09/10/24(c)(f)		863	748,653

Security		Par (000)	Value

Real Estate Management & Development (continued)
Zhenro Properties Group Ltd.
6.63%, 01/07/26(c)(f)	USD	1,417	$1,197,365
Zhongliang Holdings Group Co. Ltd.,
8.50%, 05/19/22(c)(f)		1,100	891,000

			166,547,067

Road & Rail — 0.7%
Burlington Northern Santa Fe LLC
5.75%, 05/01/40		4,135	5,795,854
3.30%, 09/15/51		13,073	14,094,090
Canadian Pacific Railway Co.,
2.05%, 03/05/30(c)		3,992	3,942,371
CMB International Leasing Management Ltd.,
2.75%, 08/12/30(c)(f)		1,150	1,127,216
CSX Corp.
4.30%, 03/01/48		5,959	7,228,217
4.75%, 11/15/48		379	489,287
3.35%, 09/15/49		2,236	2,351,372
4.25%, 11/01/66		3,597	4,378,608
Norfolk Southern Corp.
3.65%, 08/01/25		3,515	3,820,543
2.90%, 06/15/26		6,045	6,467,824
3.40%, 11/01/49		1,244	1,325,962
3.05%, 05/15/50		4,801	4,785,482
4.05%, 08/15/52		6,058	7,113,383
Penske Truck Leasing Co. LP/PTL Finance
Corp.
4.25%, 01/17/23(a)		2,565	2,684,676
3.95%, 03/10/25(a)		2,210	2,394,703
4.00%, 07/15/25(a)		6,435	7,032,732
1.20%, 11/15/25(a)		6,444	6,369,269
4.45%, 01/29/26(a)		280	312,917
1.70%, 06/15/26(a)		9,334	9,385,135
Ryder System, Inc.
2.50%, 09/01/22		120	122,191
2.50%, 09/01/24		1,829	1,911,612
4.63%, 06/01/25		17,920	20,069,964
Union Pacific Corp.
3.25%, 08/15/25		4,144	4,458,438
2.75%, 03/01/26		4,737	5,043,143
2.95%, 03/10/52		1,734	1,723,782
3.84%, 03/20/60		10,971	12,586,913
2.97%, 09/16/62		4,913	4,737,490
3.75%, 02/05/70		2,520	2,832,682
Union Pacific Railroad Co. Pass-Through Trust,
Series 2014-1, 3.23%, 05/14/26		2,471	2,652,986

			147,238,842

Semiconductors & Semiconductor Equipment — 1.0%
Applied Materials, Inc., 2.75%, 06/01/50		2,671	2,615,940
Broadcom Corp./Broadcom Cayman Finance
Ltd., 3.88%, 01/15/27		10,184	11,191,400
Broadcom, Inc.
4.75%, 04/15/29		5,075	5,828,384
5.00%, 04/15/30		5,430	6,340,955
2.45%, 02/15/31(a)		3,438	3,329,453
4.30%, 11/15/32		3,746	4,197,893
3.42%, 04/15/33(a)		21,345	22,095,740
3.47%, 04/15/34(a)		15,397	15,854,860
Intel Corp.
3.73%, 12/08/47		9,559	10,663,821
3.20%, 08/12/61		2,968	2,983,838
KLA Corp.
4.10%, 03/15/29		9,367	10,660,302

90	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
KLA Corp.
3.30%, 03/01/50	USD	11,466	$12,063,770
Lam Research Corp.
3.75%, 03/15/26		7,638	8,472,967
4.88%, 03/15/49		4,318	5,820,566
2.88%, 06/15/50		5,283	5,297,680
Microchip Technology, Inc., 4.25%, 09/01/25		5,000	5,228,654
NVIDIA Corp.
1.55%, 06/15/28		20,272	20,189,330
3.50%, 04/01/50		6,241	6,992,624
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.
4.30%, 06/18/29(a)(c)(h)		16,413	18,585,671
3.40%, 05/01/30(a)(c)		15,918	17,224,271
2.50%, 05/11/31(a)(c)		13,498	13,623,635
QUALCOMM, Inc.
4.80%, 05/20/45		1,647	2,164,828
4.30%, 05/20/47		7,139	8,860,115
Rohm Co. Ltd., 0.00%, 12/05/24(f)(l)(o)	JPY	30,000	295,027

			220,581,724

Software — 1.0%
Activision Blizzard, Inc., 1.35%, 09/15/30	USD	4,974	4,609,888
Autodesk, Inc., 3.50%, 06/15/27		15,118	16,568,067
Citrix Systems, Inc., 4.50%, 12/01/27		9,909	10,966,814
Consensus Cloud Solutions, Inc.,
6.50%, 10/15/28(a)		425	441,044
Electronic Arts, Inc., 1.85%, 02/15/31		9,295	8,988,933
LogMeIn, Inc., 5.50%, 09/01/27(a)		3,000	3,052,500
Microsoft Corp., 2.92%, 03/17/52		19,992	20,667,678
Oracle Corp.
3.90%, 05/15/35		11,460	12,615,815
3.85%, 07/15/36		6,365	6,915,152
3.80%, 11/15/37		8,118	8,760,367
6.13%, 07/08/39		3,476	4,705,317
3.60%, 04/01/40		18,895	19,594,323
3.65%, 03/25/41		25,070	25,928,375
4.13%, 05/15/45		6,334	6,820,387
4.00%, 07/15/46		3,762	3,985,376
4.00%, 11/15/47		12,066	12,884,947
3.60%, 04/01/50		15,434	15,452,495
Playtika Holding Corp., 4.25%, 03/15/29(a)(c)		972	975,101
salesforce.com, Inc., 3.05%, 07/15/61		3,393	3,432,507
ServiceNow, Inc., 1.40%, 09/01/30		13,747	12,893,593
VMware, Inc.
1.80%, 08/15/28		3,606	3,552,503
2.20%, 08/15/31		11,093	10,846,387

			214,657,569

Specialty Retail — 0.3%
China Grand Automotive Services Ltd.,
8.63%, 04/08/22(c)(f)		1,010	945,171
Home Depot, Inc.
2.95%, 06/15/29		20,522	22,150,754
2.75%, 09/15/51		1,527	1,486,957
Li & Fung Ltd., 4.38%, 10/04/24(c)(f)		1,250	1,287,344
Lowe’s Cos., Inc.
4.00%, 04/15/25		27,552	30,191,795
3.65%, 04/05/29		9,190	10,174,964
2.80%, 09/15/41		4,666	4,538,913
Party City Holdings, Inc., 8.75%, 02/15/26(a)		900	941,625
SRS Distribution, Inc., 4.63%, 07/01/28(a)		859	876,352

Security		Par (000)	Value

Specialty Retail (continued)
Staples, Inc.
7.50%, 04/15/26(a)	USD	1,750	$1,774,894
10.75%, 04/15/27(a)		750	730,312

			75,099,081

Technology Hardware, Storage & Peripherals — 0.4%
AAC Technologies Holdings, Inc.,
3.75%, 06/02/31(c)(f)		1,500	1,523,617
Apple Inc.
3.85%, 05/04/43		7,698	8,993,891
2.55%, 08/20/60		6,900	6,289,849
2.80%, 02/08/61		9,649	9,215,610
Dell International LLC/EMC Corp.
4.90%, 10/01/26		9,113	10,497,811
8.35%, 07/15/46		2,233	3,621,605
Hewlett Packard Enterprise Co.,
4.65%, 10/01/24		20,404	22,540,271
HP, Inc.
3.40%, 06/17/30		1,975	2,101,116
2.65%, 06/17/31(a)		2,163	2,141,575
Lenovo Group Ltd., 3.42%, 11/02/30(c)(f)		1,200	1,245,840
Radiate Holdco LLC/Radiate Finance, Inc.,
4.50%, 09/15/26(a)		1,000	1,032,500
SK Hynix, Inc., 2.38%, 01/19/31(c)(f)		1,640	1,592,014
Western Digital Corp., 1.50%, 02/01/24(l)		9,000	9,072,362
Xerox Holdings Corp., 5.00%, 08/15/25(a)		4,000	4,203,000
Xiaomi Best Time International Ltd.
0.00%, 12/17/27(c)(f)(l)(o)		300	304,050
2.88%, 07/14/31(c)(f)		930	921,165
4.10%, 07/14/51(c)(f)		580	579,746

			85,876,022

Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc.
4.63%, 05/15/24(a)		1,641	1,730,073
4.88%, 05/15/26(a)		337	364,971
Under Armour, Inc., 3.25%, 06/15/26		225	232,875
William Carter Co., 5.63%, 03/15/27(a)		1,149	1,191,111

			3,519,030

Tobacco — 0.6%
Altria Group, Inc.
2.20%, 06/15/27	EUR	4,340	5,413,311
3.40%, 05/06/30	USD	6,362	6,732,217
3.13%, 06/15/31	EUR	12,780	16,932,132
2.45%, 02/04/32	USD	15,101	14,470,231
5.80%, 02/14/39		12,505	15,377,172
3.40%, 02/04/41		3,201	3,031,472
BAT Capital Corp.
3.22%, 09/06/26		6,146	6,552,550
4.91%, 04/02/30		9,097	10,416,156
2.73%, 03/25/31		17,694	17,424,446
5.28%, 04/02/50		2,455	2,820,475
Philip Morris International, Inc.,
1.45%, 08/01/39	EUR	10,050	10,975,272
Reynolds American, Inc.
4.45%, 06/12/25	USD	8,135	8,968,193
5.85%, 08/15/45		6,970	8,363,003

			127,476,630

Trading Companies & Distributors — 0.1%
Air Lease Corp., 1.88%, 08/15/26		13,416	13,369,155
American Builders & Contractors Supply Co.,
Inc., 4.00%, 01/15/28(a)		1,435	1,465,494
Herc Holdings, Inc., 5.50%, 07/15/27(a)		2,137	2,242,194

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Trading Companies & Distributors (continued)
United Rentals North America, Inc.
5.50%, 05/15/27	USD	1,874	$1,967,006
4.88%, 01/15/28		3,011	3,183,350
5.25%, 01/15/30		281	307,695

			22,534,894

Transportation Infrastructure — 0.0%
Delhi International Airport Ltd.,
6.13%, 10/31/26(c)(f)		300	301,650
Rumo Luxembourg S.a.r.l, 5.88%, 01/18/25(a)(c)		728	753,616

			1,055,266

Wireless Telecommunication Services — 0.4%
Bharti Airtel Ltd., 3.25%, 06/03/31(c)(f)		1,922	1,922,048
Digicel Group 0.5 Ltd., (5.00% Cash and 3.00% PIK or 8.00% PIK), 8.00%, 04/01/25(a)(c)(k)		1,053	930,553
Digicel Ltd., 6.75%, 03/01/23(a)(c)		233	220,767
Kenbourne Invest SA
6.88%, 11/26/24(a)(c)		3,075	3,234,131
4.70%, 01/22/28(a)(c)		1,260	1,264,410
Millicom International Cellular SA
6.63%, 10/15/26(a)(c)		990	1,037,211
4.50%, 04/27/31(a)(c)		2,825	2,966,250
Sprint Corp.
7.88%, 09/15/23		2,575	2,877,176
7.13%, 06/15/24		1,000	1,138,200
7.63%, 03/01/26		2,835	3,435,240
T-Mobile U.S.A., Inc.
3.75%, 04/15/27		13,083	14,413,420
3.88%, 04/15/30		35,159	38,821,235
2.55%, 02/15/31		2,455	2,463,749
3.60%, 11/15/60(a)		2,700	2,654,571
Vodafone Group PLC, 5.25%, 05/30/48(c)		9,032	11,690,770

			89,069,731

Total Corporate Bonds — 34.1%
(Cost: $7,248,869,925)			7,382,991,793

Floating Rate Loan Interests

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., Refinancing Term
Loan (2018), (1 mo. LIBOR US + 1.75%,
0.00% Floor), 1.83%, 02/23/25(d)		6,661	6,623,247

Airlines — 0.1%
Allegiant Travel Co., Replacement Term Loan,
(3 mo. LIBOR US + 3.00%, 0.00% Floor),
3.12%, 02/05/24(d)		11,867	11,797,434
Kestrel Bidco, Inc., Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.00%, 12/11/26(d)		14,509	14,144,267

			25,941,701

Beverages — 0.0%
City Brewing Co. LLC, Closing Date Term Loan
(First Lien), (3 mo. LIBOR US + 3.50%,
0.75% Floor), 4.25%, 04/05/28(d)		2,169	2,146,399
Triton Water Holdings, Inc., Initial Term Loan
(First Lien), (3 mo. LIBOR US + 3.50%,
0.50% Floor), 4.00%, 03/31/28(d)		2,293	2,288,964

			4,435,363

Security	Par (000)		Value

Biotechnology — 0.0%
Grifols Worldwide Operations Ltd., Dollar
Tranche B Term Loan, (1 wk. LIBOR US +
2.00%, 0.00% Floor), 2.07%, 11/15/27(d)	USD	7,131	$7,011,782

Building Products — 0.1%
Cornerstone Building Brands, Inc., Tranche B
Term Loan, (1 mo. LIBOR US + 3.25%,
0.50% Floor), 3.75%, 04/12/28(d)		2,312	2,303,950
CP Iris Holdco I, Inc.
Delayed Draw Term Loan, 09/21/28(d)(q)		168	167,709
Term Loan, 09/21/28(d)(q)		840	838,550
JELD-WEN, Inc., Replacement Term Loan,
(1 mo. LIBOR US + 2.25%, 0.00% Floor),
2.33%, 07/31/28(d)		4,516	4,506,290
TAMKO Building Products LLC
Initial Term Loan, (2 mo. LIBOR US + 3.00%,
0.00% Floor), 3.10%, 05/31/26		1,886	1,873,748
Initial Term Loan, (3 mo. LIBOR US + 3.00%,
0.00% Floor), 3.13%, 05/31/26(d)		1,841	1,829,899
Zurn Industries LLC, Term B Loan (First Lien),
09/15/28(d)(q)		876	875,781

			12,395,927

Chemicals — 0.1%
Eastman Chemical Co., Term Loan B,
08/12/28(d)(e)(q)		2,312	2,300,440
LSF11 A5 Holdco LLC, Term Loan B,
09/30/28(d)(e)(q)		9,431	9,442,789
SCIH Salt Holdings, Inc., Incremental Term
B-1 Loan (First Lien), (3 mo. LIBOR US +
4.00%, 0.75% Floor), 4.75%, 03/16/27(d)		5,184	5,186,200

			16,929,429

Commercial Services & Supplies — 0.1%
621 17th Street Operating Co. LLC (633 17th
Street Operating Co. LLC), Loan, (1 mo.
LIBOR US + 6.94%, 0.00% Floor),
7.02%, 11/15/22(d)(e)		7,082	6,657,412
AEA International Holdings (Luxembourg)
S.a.r.l., Initial Term Loan (First Lien), (3 mo.
LIBOR US + 3.75%, 0.50% Floor),
4.25%, 09/07/28(d)(e)		3,806	3,801,142
KAR Auction Services, Inc., Tranche B-6 Term
Loan, (1 mo. LIBOR US + 2.25%, 0.00%
Floor), 2.38%, 09/19/26(d)(e)		1,059	1,032,068
Signal Parent, Inc., Initial Term Loan, (1 mo.
LIBOR US + 3.50%, 0.75% Floor),
4.25%, 04/01/28(d)		3,436	3,393,433

			14,884,055

Construction & Engineering — 0.0%
PLH Infrastructure Services, Inc., Term Loan,
(3 mo. LIBOR US + 6.00%, 0.00% Floor),
6.12%, 08/07/23(d)(e)		2,357	2,333,720

Construction Materials — 0.1%
Advanced Drainage Systems, Inc., Initial Term
Loan, (1 mo. LIBOR US + 2.25%, 0.00%
Floor), 2.38%, 09/24/26(d)		745	745,426
Quikrete Holdings, Inc., B-1 Fourth Amendment
Loan (First Lien), 06/11/28(d)(q)		5,620	5,599,656
White Cap Buyer LLC, Initial Closing Date Term
Loan, (1 mo. LIBOR US + 4.00%, 0.50%
Floor), 4.50%, 10/19/27(d)		8,122	8,140,063

			14,485,145

92	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance — 0.0%
Crédito Real SAB de CV, SOFOM, ENR
(Marevalley Corp.), Tranche A Loan, (3 mo.
LIBOR US + 3.75%, 0.00% Floor),
3.88%, 02/21/23(d)(e)	USD	571	$533,988

Containers & Packaging — 0.0%
Valcour Packaging LLC, Term Loan,
09/30/28(d)(q)		2,051	2,051,000

Distributors — 0.2%
Amazon Logistics, Term Loan, (1 mo. LIBOR US
+ 2.95%, 0.25% Floor), 3.20%, 10/09/23(d)(e) .		36,588	36,587,820

Diversified Financial Services — 0.3%
18 Fremont Street Acquisition LLC, Term Loan,
(3 mo. PRIME US + 7.00%, 1.50% Floor),
10.25%, 08/09/25(d)(e)		10,744	10,931,590
BSREP II Houston Office 1HC Owner LLC,
Mezzanine Loan, (1 mo. LIBOR US + 2.10%,
0.00% Floor), 2.19%, 01/09/22(d)(e)		11,059	11,030,003
Flutter Entertainment PLC, USD Term Loan,
(3 mo. LIBOR US + 2.25%, 0.00% Floor),
2.38%, 07/21/26(d)		13,042	12,992,661
HCRX Investments Holdco LP, Term Loan B,
07/15/28(d)(q)		2,571	2,561,359
Intelsat Jackson Holdings SA
Term Loan (DIP), (3 mo. LIBOR US + 4.75%,
1.00% Floor), 5.75%, 07/13/22(d)		3,054	3,072,040
Tranche B-3 Term Loan, (1 mo. PRIME US +
4.75%, 1.00% Floor), 8.00%, 11/27/23(d)		1,275	1,289,114
Tranche B-4 Term Loan, (1 mo. PRIME US +
5.50%, 1.00% Floor), 8.75%, 01/02/24(d)		1,458	1,479,300
PECO-PD III Borrower LP, Revolving Loan,
11/30/24(d)(e)(q)		10,986	10,985,980
Woof Holdings, Inc., Initial Term Loan (First
Lien), (1 yr. LIBOR US + 3.75%, 0.75%
Floor), 4.50%, 12/21/27(d)		1,879	1,879,743

			56,221,790

Diversified Telecommunication Services — 0.0%
Cablevision Lightpath LLC, Initial Term Loan,
(1 mo. LIBOR US + 3.25%, 0.50% Floor),
3.75%, 12/01/27(d)		1,214	1,214,738
Connect Finco S.a.r.l., Amendment No.
1 Refinancing Term Loan, (1 mo. LIBOR US
+ 3.50%, 1.00% Floor), 4.50%, 12/12/26(d)		2,497	2,497,874
Frontier Communications Corp., Term Loan B,
(3 mo. LIBOR US + 3.75%, 0.75% Floor),
4.50%, 10/08/27(d)		6,092	6,078,478
MetroNet Systems Holdings LLC, 2021 Term
Loan (First Lien), (1 mo. LIBOR US + 3.75%,
0.75% Floor), 4.50%, 06/02/28(d)		1,106	1,106,652

			10,897,742

Electronic Equipment, Instruments & Components — 0.0%
Robertshaw U.S. Holding Corp. (FKA Fox
U.S. Bidco Corp.), Initial Term Loan (Second
Lien), (1 mo. LIBOR US + 8.00%, 1.00%
Floor), 9.00%, 02/28/26(d)		1,795	1,548,187

Entertainment — 0.0%
Entain plc, Facility B (USD), 03/16/27(d)(q)		5,083	5,073,754

Security	Par (000)	Value

Food Products — 0.0%
JBS U.S.A. Lux SA (FKA JBS U.S.A. LLC), New
Term Loan, (1 mo. LIBOR US + 2.00%,
0.00% Floor), 2.08%, 05/01/26(d)	USD 3,308	$3,291,745
Shearer’s Foods LLC, Refinancing Term Loan
(First Lien), (3 mo. LIBOR US + 3.50%,
0.75% Floor), 4.25%, 09/23/27(d)	982	980,429
Sovos Brands Intermediate, Inc., Initial Term
Loan (First Lien), (3 mo. LIBOR US + 3.75%,
0.75% Floor), 4.50%, 06/08/28(d)	894	893,649

		5,165,823

Health Care Equipment & Supplies — 0.1%
Mozart Debt Merger Sub, Inc., Term Loan B
(USD), 09/30/28(d)(q)	20,877	20,831,279

Health Care Providers & Services — 0.1%
Gentiva Health Services, Inc., Term B-1 Loan
(First Lien), (1 mo. LIBOR US + 2.75%,
0.00% Floor), 2.88%, 07/02/25(d)	9,252	9,248,310
Medical Solutions LLC, Term Loan (Second
Lien), 09/17/29(d)(q)	1,855	1,836,450
Select Medical Corp., Tranche B Term Loan,
(1 mo. LIBOR US + 2.25%, 0.00% Floor),
2.34%, 03/06/25(d)	1,124	1,115,202

		12,199,962

Health Care Technology — 0.0%
athenahealth, Inc., Term B-1 Loan (First Lien),
(3 mo. LIBOR US + 4.25%, 0.00% Floor),
4.38%, 02/11/26(d)	840	841,460

Hotels, Restaurants & Leisure — 0.7%
Aimbridge Acquisition Co., Inc.
2021 Term Loan (First Lien), (1 mo. LIBOR
US + 4.75%, 0.75% Floor),
5.50%, 02/01/26(d)	2,032	2,013,756
Initial Term Loan (2019) (First Lien), (1 mo.
LIBOR US + 3.75%, 0.00% Floor),
3.83%, 02/01/26(d)	3,874	3,804,660
Bally’s Corp., Term Loan B, 08/06/28(d)(q)	16,046	16,034,928
Caesars Resort Collection LLC, Term B-1 Loan,
(1 mo. LIBOR US + 3.50%, 0.00% Floor),
3.58%, 07/20/25(d)	2,181	2,181,755
CML Hyatt Lost Pines, Term Loan, (3 mo.
LIBOR US + 3.43%, 0.00% Floor),
3.56%, 09/09/26(d)	12,200	12,139,000
DuPont Hotel Project Owner LLC, Term Loan,
(1 mo. LIBOR US + 2.50%, 1.00% Floor),
0.00%, 04/01/24(d)(e)	12,071	11,346,996
ECL Entertainment LLC, Term B Loan, (1 mo.
LIBOR US + 7.50%, 0.75% Floor),
8.25%, 04/30/28(d)(e)	5,265	5,383,263
Enterprise Development Authority, Term B Loan,
(1 mo. LIBOR US + 4.25%, 0.75% Floor),
5.00%, 02/01/28(d)(e)	3,505	3,509,331
Golden Nugget, Inc., Initial B Term Loan, (2 mo.
LIBOR US + 2.50%, 0.75% Floor),
3.25%, 10/04/23(d)	6,439	6,405,065
Herschend Entertainment Co. LLC, Initial Term
Loan (2021), (3 mo. LIBOR US + 3.75%,
0.50% Floor), 4.25%, 08/27/28(d)	1,925	1,921,400
Hilton Grand Vacations Borrower LLC, Initial
Term Loan, (1 mo. LIBOR US + 3.00%,
0.50% Floor), 3.50%, 08/02/28(d)	6,796	6,811,291

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Jack Ohio Finance LLC, Cov-Lite Term Loan,
09/30/28(d)(e)(q)	USD	3,037	$3,037,000
Maverick Gaming LLC, Term B Facility Loan,
(3 mo. LIBOR US + 7.50%, 1.00% Floor),
8.50%, 08/19/26(d)		2,825	2,782,625
Mensa II Austin Hotel LP, Promissory Note A-3,
(1 mo. LIBOR US + 3.48%, 0.25% Floor),
3.73%, 06/01/24(d)		10,770	10,770,464
PCI Gaming Authority, Term B Facility Loan,
(1 mo. LIBOR US + 2.50%, 0.00% Floor),
2.58%, 05/31/26(d)		6,423	6,396,050
Raptor Acquisition Corp., Term B Loan (First
Lien), 11/01/26(d)(q)		823	825,263
SeaWorld Parks & Entertainment, Inc., Term B
Loan, (1 mo. LIBOR US + 3.00%, 0.50%
Floor), 3.50%, 08/25/28(d)		21,533	21,438,901
Spectacle Gary Holdings LLC
Closing Date Term Loan, (1 mo. LIBOR US + 9.00%, 2.00% Floor), 11.00%, 12/23/25(d)(e)		13,854	15,040,166
Delayed Draw Term Loan, (1 mo. LIBOR US + 9.00%, 2.00% Floor), 11.00%, 12/23/25(d)(e)		1,004	1,089,867
The Vinoy St. Petersburg, Note A, (1 mo. LIBOR US + 2.55%, 0.50% Floor), 3.05%, 06/07/24(d)(e)		12,936	12,873,660

			145,805,441

Household Durables — 0.0%
ACProducts Holdings, Inc., Initial Term Loan,
(3 mo. LIBOR US + 4.25%, 0.50% Floor),
4.75%, 05/17/28(d)		4,641	4,630,600
MI Windows and Doors LLC, Initial Term Loan,
(1 mo. LIBOR US + 3.75%, 0.75% Floor),
4.50%, 12/18/27(d)		3,136	3,140,220

			7,770,820

Household Products — 0.0%
Conair Holdings LLC, Initial Term Loan (First
Lien), (3 mo. LIBOR US + 3.75%, 0.50%
Floor), 4.25%, 05/17/28(d)		1,248	1,248,524
SWF Holdings I Corp., Cov-Lite Term Loan B,
09/17/28(d)(q)		1,991	1,974,833

			3,223,357

Independent Power and Renewable Electricity Producers — 0.0%
Green Plains Operating Co. LLC, Loan,
07/20/26(d)(e)(q)		6,407	6,342,930
WIN Waste Innovations Holdings, Inc., Initial
Term Loan, (3 mo. LIBOR US + 2.75%,
0.50% Floor), 3.25%, 03/25/28(d)		798	797,002

			7,139,932

Interactive Media & Services — 0.0%
Opendoor Mezz, Term Loan, 02/28/26(d)(q)		9,670	9,343,205

IT Services — 0.1%
Avaya, Inc.
Tranche B-1 Term Loan, (1 mo. LIBOR US +
4.25%, 0.00% Floor), 4.33%, 12/15/27(d)		1,500	1,501,755
Tranche B-2 Term Loan, (1 mo. LIBOR US +
4.00%, 0.00% Floor), 4.08%, 12/15/27(d)		1,500	1,500,825
Dun & Bradstreet Corp., Initial Term Borrowing,
(1 mo. LIBOR US + 3.25%, 0.00% Floor),
3.34%, 02/08/26(d)		1,985	1,982,519

Security	Par (000)		Value

IT Services (continued)
LogMeIn, Inc., Initial Term Loan (First Lien),
(1 mo. LIBOR US + 4.75%, 0.00% Floor),
4.83%, 08/31/27(d)	USD	4,684	$4,679,979
Peraton Corp.
Term B Loan (First Lien), (1 mo. LIBOR US +
3.75%, 0.75% Floor), 4.50%, 02/01/28(d)		911	911,613
Term B-1 Loan (Second Lien), (1 mo. LIBOR
US + 7.75%, 0.75% Floor),
8.50%, 02/01/29(d)		406	413,612
RealPage, Inc., Initial Term Loan (First Lien),
(1 mo. LIBOR US + 3.25%, 0.50% Floor),
3.75%, 04/22/28(d)		1,000	996,560
Surf Holdings S.a r.l., Dollar Tranche Term Loan
(First Lien), (3 mo. LIBOR US + 3.50%,
0.00% Floor), 3.62%, 03/05/27(d)		2,042	2,029,215

			14,016,078

Leisure Products — 0.0%
J & J Ventures Gaming LLC, Initial Term Loan,
(1 mo. LIBOR US + 4.00%, 0.75% Floor),
4.75%, 04/26/28(d)(e)		4,407	4,423,526

Machinery — 0.0%
Columbus McKinnon Corp., Initial Term Loan,
(3 mo. LIBOR US + 2.75%, 0.50% Floor),
3.25%, 04/07/28(d)(e)		530	527,704
Gates Global LLC, Initial B-3 Dollar Term Loan,
(1 mo. LIBOR US + 2.50%, 0.75% Floor),
3.25%, 03/31/27(d)		796	793,886

			1,321,590

Media — 0.1%
Charter Communications Operating LLC, Term
A-4 Loan, (1 mo. LIBOR US + 1.25%, 0.00%
Floor), 1.34%, 02/01/25(d)(e)		4,014	3,998,503
CSC Holdings LLC (FKA CSC Holdings, Inc.
(Cablevision)), September 2019 Initial Term
Loan, (1 mo. LIBOR US + 2.50%, 0.00%
Floor), 2.58%, 04/15/27(d)		4,481	4,423,730
Directv Financing LLC, Closing Date Term Loan,
(3 mo. LIBOR US + 5.00%, 0.75% Floor),
5.75%, 08/02/27(d)		5,236	5,237,623
Lamar Media Corp., Term B Loan, (1 mo. LIBOR
US + 1.50%, 0.00% Floor),
1.58%, 02/06/27(d)		477	472,849
Univision Communications, Inc.
2021 Replacement Converted First-Lien Term
Loan, 03/24/26(d)(q)		1,995	1,991,389
Term Loan B, 05/21/28(d)(q)		2,000	1,995,360

			18,119,454

Metals & Mining — 0.0%
American Rock Salt Co. LLC, Initial Loan (First
Lien), (1 mo. LIBOR US + 4.00%, 0.75%
Floor), 4.75%, 06/11/28(d)		1,275	1,279,904
Zekelman Industries, Inc., 2020 Term Loan,
(1 mo. LIBOR US + 2.00%, 0.00% Floor),
2.08%, 01/24/27(d)		1,335	1,319,518

			2,599,422

Multiline Retail — 0.0%
Michaels Cos., Inc., Term B Loan, (3 mo. LIBOR
US + 4.25%, 0.75% Floor),
5.00%, 04/15/28(d)		1,130	1,130,676

94	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Multi-Utilities — 0.0%
PG&E Corp., Loan, (3 mo. LIBOR US + 3.00%, 0.50% Floor), 3.50%, 01/01/22(d)	USD 9,148	$8,984,928

Oil, Gas & Consumable Fuels — 0.1%
Buckeye Partners LP, 2021 Tranche B-1 Term Loan, (1 mo. LIBOR US + 2.25%, 0.00% Floor), 2.33%, 11/01/26(d)	11,462	11,400,677
DT Midstream, Inc., Initial Term Loan, (3 mo. LIBOR US + 2.00%, 0.50% Floor), 2.50%, 06/10/28(d)	4,181	4,177,262
ITT Holdings LLC, Initial Term Loan, (1 mo. LIBOR US + 2.75%, 0.50% Floor), 3.25%, 07/08/28(d)	2,078	2,073,678

		17,651,617

Pharmaceuticals — 0.1%
Bausch Health Cos., Inc., Initial Term Loan, (1 mo. LIBOR US + 3.00%, 0.00% Floor), 3.08%, 06/01/25(d)	5,989	5,980,403
Jazz Pharmaceuticals Public Ltd. Co., Initial Dollar Term Loan, (1 mo. LIBOR US + 3.50%, 0.50% Floor), 4.00%, 05/05/28(d)	7,020	7,027,958
Organon & Co., Dollar Term Loan, (3 mo. LIBOR US + 3.00%, 0.50% Floor), 3.50%, 06/02/28(d)	7,866	7,878,950

		20,887,311

Real Estate Management & Development — 0.1%
BRE Park Avenue Tower Owner LLC, Mezzanine A Loan, (1 mo. LIBOR US + 2.05%, 0.00% Floor), 2.15%, 03/09/24(d)(e)	16,472	16,410,990

Road & Rail — 0.0%
Genesee & Wyoming, Inc., Initial Term Loan, (3 mo. LIBOR US + 2.00%, 0.00% Floor), 2.13%, 12/30/26(d)	4,194	4,166,491

Software — 0.2%
Applied Systems, Inc., Closing Date Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 0.50% Floor), 3.75%, 09/19/24(d)	499	498,815
Barracuda Networks, Inc., 2020 Term Loan (First Lien), (3 mo. LIBOR US + 3.75%, 0.75% Floor), 4.50%, 02/12/25(d)	1,990	1,994,566
ConnectWise LLC, Initial Term Loan, 09/24/28(d)(q)	6,387	6,371,033
Informatica LLC (FKA Informatica Corp.), Dollar 2020 Term Loan, (1 mo. LIBOR US + 3.25%, 0.00% Floor), 3.33%, 02/14/27(d)	2,980	2,968,662
Interface Security Systems LLC, Initial Term Loan, (3 mo. LIBOR US + 8.00%, 1.75% Floor), 8.75%, 08/07/23(d)(e)	5,400	5,379,840
Playtika Holding Corp., Term B-1 Loan, (1 mo. LIBOR US + 2.75%, 0.00% Floor), 2.83%, 03/11/28(d)	6,475	6,470,280
Project Ruby Ultimate Parent Corp., Closing Date Term Loan (First Lien), (1 mo. LIBOR US + 3.25%, 0.75% Floor), 4.00%, 03/10/28(d)	4,356	4,349,314

Security	Par (000)	Value

Software (continued)
Proofpoint, Inc., Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 0.50% Floor), 3.75%, 08/31/28(d)	USD 4,608	$4,582,656
VS Buyer LLC, Initial Term Loan, (1 mo. LIBOR US + 3.00%, 0.00% Floor), 3.08%, 03/02/27(d)(e)	1,419	1,417,100

		34,032,266

Specialty Retail — 0.1%
Foundation Building Materials, Inc., Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 0.50% Floor), 3.75%, 01/29/28(d)	6,870	6,819,523
Jo-Ann Stores LLC, Term B-1 Loan, (3 mo. LIBOR US + 4.75%, 0.75% Floor), 5.50%, 06/30/28(d)	1,680	1,631,280
LBM Acquisition LLC
Amendment No. 1 Delayed Draw Term Loan (First Lien), 12/18/27(d)(q)	3,034	3,003,660
Incremental Term Loan B2, 12/18/27(d)(q)	6,053	5,992,264
Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.75%, 0.75% Floor), 4.50%, 12/18/27(d)	1,846	1,827,416
Park River Holdings, Inc., Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 0.75% Floor), 4.00%, 12/28/27(d)	1,220	1,214,611
SRS Distribution, Inc., 2021 Refinancing Term Loan, (3 mo. LIBOR US + 3.75%, 0.50% Floor), 4.25%, 06/02/28(d)	5,541	5,538,673

		26,027,427

Technology Hardware, Storage & Peripherals — 0.1%
Everi Holdings, Inc., Term B Loan, (1 mo. LIBOR US + 2.50%, 0.50% Floor), 3.00%, 08/03/28(d)	1,420	1,416,742
Redstone Holdco 2 LP
Initial Loan (Second Lien), (3 mo. LIBOR US + 7.75%, 0.75% Floor), 8.50%, 08/06/29(d)	2,728	2,652,980
Initial Term Loan (First Lien), (3 mo. LIBOR US + 4.75%, 0.75% Floor), 5.50%, 04/27/28(d)	5,028	4,940,010
Western Digital Corp., U.S. Term B-4 Loan, (1 mo. LIBOR US + 1.75%, 0.00% Floor), 1.84%, 04/29/23(d)	2,588	2,587,344

		11,597,076

Textiles, Apparel & Luxury Goods — 0.0%
Tory Burch LLC, Initial Term B Loan, 04/16/28(d)(q)	3,515	3,519,584

Thrifts & Mortgage Finance — 0.1%
Caliber Home Loans, Inc., Advances, (1 mo. LIBOR US + 2.88%, 0.00% Floor), 2.98%, 07/24/25(d)(e)	16,389	16,347,716

Total Floating Rate Loan Interests — 2.9% (Cost: $630,816,080)		631,512,081

Foreign Agency Obligations

Argentina — 0.0%
YPF SA, 7.00%, 12/15/47(a)(c)	2,982	1,967,747

Bahrain — 0.0%
Oil and Gas Holding Co. BSCC, 7.63%, 11/07/24(c)(f)	2,309	2,524,776

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil — 0.1%
Banco do Brasil SA, 5.88%, 01/26/22(a)(c)	USD 1,244	$1,258,462
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21(a)(c)	365	366,209
Petrobras Global Finance BV
6.25%, 03/17/24(c)	1,008	1,120,644
5.30%, 01/27/25(c)	3,596	4,007,544

		6,752,859

China — 0.1%
Blossom Joy Ltd., 3.10%(c)(f)(m)	948	971,700
China Cinda 2020 I Management Ltd., 3.00%, 01/20/31(c)(f)	265	259,667
China Construction Bank Corp., 4.25%, 02/27/29(c)(f)	805	858,484
China Development Bank Financial Leasing Co. Ltd., 2.88%, 09/28/30(c)(f)	1,200	1,217,475
China Minmetals Corp., 3.75%(c)(f)(m)	339	345,780
China Resources Land Ltd., 3.75%(c)(f)(m)	1,680	1,743,000
Chinalco Capital Holdings Ltd., 4.10%(c)(f)(m)	735	766,237
CITIC Ltd.
4.00%, 01/11/28(c)(f)	1,000	1,094,250
2.85%, 02/25/30(c)(f)	1,140	1,158,382
CITIC Securities Finance MTN Co. Ltd., 2.00%, 06/03/25(c)(f)	300	300,159
CNAC HK Finbridge Co. Ltd.
4.13%, 07/19/27(c)(f)	650	709,040
5.13%, 03/14/28(c)(f)	1,100	1,255,089
3.88%, 06/19/29(c)(f)	800	853,856
3.00%, 09/22/30(c)(f)	800	799,152
CNOOC Petroleum North America ULC, 7.40%, 05/01/28(c)	1,800	2,288,250
Huarong Finance 2017 Co. Ltd., 4.75%, 04/27/27(c)(f)	1,750	1,645,000
Huarong Finance 2019 Co. Ltd.
2.50%, 02/24/23(c)(f)	200	189,500
3.75%, 05/29/24(c)(f)	400	379,000
3.25%, 11/13/24(c)(f)	2,500	2,322,625
4.50%, 05/29/29(c)(f)	1,300	1,190,150
3.88%, 11/13/29(c)(f)	1,600	1,404,000
3.63%, 09/30/30(c)(f)	640	545,600
Huarong Finance II Co. Ltd., 5.00%, 11/19/25(c)(f)	263	256,425
Minmetals Bounteous Finance BVI Ltd., 4.20%, 07/27/26(c)(f)	300	326,055
Sinochem Offshore Capital Co. Ltd., 2.38%, 09/23/31(c)(f)	1,470	1,422,453
Sino-Ocean Land Treasure III Ltd., 4.90%(c)(f)(m).	714	599,760
Sino-Ocean Land Treasure IV Ltd., 4.75%, 08/05/29(c)(f)	2,295	2,174,226

		27,075,315

Colombia — 0.1%
Ecopetrol SA
5.38%, 06/26/26(c)	1,544	1,673,271
6.88%, 04/29/30(c)	7,094	8,285,792
Empresas Publicas de Medellin ESP
4.25%, 07/18/29(a)(c)	1,883	1,871,467
4.38%, 02/15/31(a)(c)	1,447	1,431,228

		13,261,758

Security	Par (000)	Value

Hong Kong — 0.0%
China CITIC Bank International Ltd., 4.63%, 02/28/29(c)(f)	USD 1,000	$1,059,875
Nanyang Commercial Bank Ltd., 3.80%, 11/20/29(c)(f)	1,100	1,145,581

		2,205,456

India — 0.1%
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(c)(f)	300	316,744
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(c)(f)	1,590	1,685,698
Export-Import Bank of India
3.88%, 02/01/28(c)(f)	500	535,595
3.25%, 01/15/30(c)(f)	1,400	1,421,952
Greenko Dutch BV, 3.85%, 03/29/26(c)(f)	2,149	2,183,927
Greenko Investment Co., 4.88%, 08/16/23(c)(f)	200	201,350
Greenko Solar Mauritius Ltd.
5.55%, 01/29/25(c)(f)	2,000	2,037,500
5.95%, 07/29/26(c)(f)	200	211,225
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27(c)(f)	1,560	1,643,655
Indian Railway Finance Corp. Ltd.
3.25%, 02/13/30(c)(f)	1,650	1,663,200
2.80%, 02/10/31(c)(f)	200	193,048
NTPC Ltd., 4.25%, 02/26/26(c)(f)	1,910	2,050,624
Oil India International Pte Ltd., 4.00%, 04/21/27(c)(f)	290	306,911
Oil India Ltd., 5.13%, 02/04/29(c)(f)	1,300	1,452,587
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26(c)(f)	1,570	1,655,663
Power Finance Corp. Ltd.
6.15%, 12/06/28(c)(f)	280	329,140
4.50%, 06/18/29(c)(f)	3,834	4,071,948
REC Ltd., 3.88%, 07/07/27(c)(f)	559	586,705

		22,547,472

Indonesia — 0.1%
Bank Mandiri Persero Tbk PT, 4.75%, 05/13/25(c)(f)	500	552,906
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(c)(f)	1,320	1,349,845
Majapahit Holding BV, 7.88%, 06/29/37(c)(f)	2,050	2,869,744
Pelabuhan Indonesia II PT, 5.38%, 05/05/45(c)(f)	1,680	1,978,515
Pertamina Persero PT
5.63%, 05/20/43(c)(f)	3,850	4,552,625
4.18%, 01/21/50(c)(f)	942	948,359
Perusahaan Listrik Negara PT
5.38%, 01/25/29(c)(f)	2,000	2,307,720
6.25%, 01/25/49(c)(f)	1,858	2,335,622

		16,895,336

Kazakhstan — 0.0%
KazMunayGas National Co. JSC, 3.50%, 04/14/33(a)(c)	1,350	1,390,500

Kuwait — 0.1%
Equate Petrochemical BV
4.25%, 11/03/26(c)(f)	879	967,339
2.63%, 04/28/28(a)(c)	1,625	1,631,094
MEGlobal Canada ULC
5.00%, 05/18/25(a)(c)	3,035	3,342,863
5.88%, 05/18/30(c)(f)	1,350	1,654,425

		7,595,721

96	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Malaysia — 0.0%
Tenaga Nasional Bhd, 7.50%, 01/15/96(c)(f)	USD	850	$1,119,586
TNB Global Ventures Capital Bhd
3.24%, 10/19/26(c)(f)		300	318,300
4.85%, 11/01/28(c)(f)		2,310	2,674,258

			4,112,144

Mexico — 0.2%
Mexico City Airport Trust, 5.50%, 07/31/47(c)(f)		7,584	7,707,240
Petroleos Mexicanos
7.19%, 09/12/24	MXN	62,757	2,887,944
6.88%, 10/16/25(c)(f)	USD	5,226	5,722,470
5.35%, 02/12/28(c)		2,252	2,214,144
6.50%, 01/23/29(c)		8,067	8,266,860
5.63%, 01/23/46(c)		355	282,704
6.35%, 02/12/48(c)		1,250	1,067,500
7.69%, 01/23/50(c)		2,669	2,513,931
6.95%, 01/28/60(c)		949	822,214

			31,485,007

Morocco — 0.0%
OCP SA, 3.75%, 06/23/31(a)(c)		2,230	2,224,425

Oman — 0.0%
Oryx Funding Ltd., 5.80%, 02/03/31(a)(c)		1,365	1,440,075

Pakistan — 0.0%
Pakistan Water & Power Development Authority,
7.50%, 06/04/31(c)(f)		2,007	1,985,124

Panama — 0.0%
Aeropuerto Internacional de Tocumen SA,
5.13%, 08/11/61(a)(c)		1,225	1,284,948

Qatar — 0.0%
Qatar Petroleum
3.13%, 07/12/41(a)(c)		1,717	1,716,657
3.13%, 07/12/41(c)(f)		750	749,850
3.30%, 07/12/51(a)(c)		3,024	3,044,185
3.30%, 07/12/51(c)(f)		700	704,672

			6,215,364

Singapore — 0.0%
BOC Aviation Ltd., 3.50%, 09/18/27(c)(f)		1,270	1,352,550

South Africa — 0.0%
Eskom Holdings SOC Ltd., 7.13%, 02/11/25(c)(f)		4,367	4,535,675

United Arab Emirates — 0.0%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(c)(f)		1,100	1,298,000
MDGH - GMTN BV
2.50%, 11/07/24(a)(c)		2,650	2,766,600
2.88%, 11/07/29(a)(c)		1,779	1,874,399

			5,938,999

United States — 0.0%
Citgo Holding, Inc., 9.25%, 08/01/24(a)		1,775	1,788,313

Total Foreign Agency Obligations — 0.8% (Cost: $163,684,591)			164,579,564

Foreign Government Obligations

Argentina — 0.1%
Republic of Argentina
1.13%, 07/09/35(b)(c)		22,345	7,284,470
2.50%, 07/09/41(b)(c)		20,182	7,356,339

			14,640,809

Security	Par (000)		Value

Austria — 0.2%
Republic of Austria
0.75%, 03/20/51(a)(f)	EUR	22,489	$26,752,132
0.70%, 04/20/71(a)(f)		4,575	4,985,724
2.10%, 09/20/17(a)(f)		9,276	17,162,197

			48,900,053

Bahrain — 0.0%
Kingdom of Bahrain
5.25%, 01/25/33(c)(f)	USD	2,057	1,951,579
7.50%, 09/20/47(c)(f)		1,783	1,824,566

			3,776,145

China — 3.6%
China Government Bond
2.41%, 06/19/25	CNY	383,300	58,775,947
3.01%, 05/13/28		117,530	18,361,363
People’s Republic of China
1.99%, 04/09/25		2,415,060	365,108,757
2.85%, 06/04/27		275,800	42,729,672
2.68%, 05/21/30		1,930,350	291,461,268

			776,437,007

Colombia — 0.4%
Republic of Colombia
4.50%, 03/15/29(c)	USD	24,081	25,364,818
3.00%, 01/30/30(c)		10,375	9,773,898
3.13%, 04/15/31(c)		42,340	39,582,608
3.25%, 04/22/32(c)		3,507	3,266,771

			77,988,095

Egypt — 0.0%
Arab Republic of Egypt
7.30%, 09/30/33(a)(c)		4,374	4,226,377
7.90%, 02/21/48(c)(f)		1,995	1,805,475

			6,031,852

France — 0.0%
Republic of France, 0.75%, 05/25/52(a)(f)	EUR	8,575	9,451,207

Ghana — 0.0%
Republic of Ghana
8.63%, 04/07/34(a)(c)	USD	2,947	2,784,915
8.75%, 03/11/61(c)(f)		2,711	2,420,923

			5,205,838

Greece — 0.1%
Hellenic Republic, 0.00%, 02/12/26(a)(f)	EUR	13,807	15,936,426

Guatemala — 0.0%
Republic of Guatemala, 4.65%, 10/07/41(a)(c)	USD	2,147	2,092,423

Hungary — 0.0%
Republic of Hungary, 5.38%, 03/25/24(c)		8,710	9,672,455

Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III
4.15%, 03/29/27(c)(f)		700	781,944
2.80%, 06/23/30(c)(f)		2,010	2,073,817
3.80%, 06/23/50(c)(f)		1,904	1,934,107
Republic of Indonesia
4.10%, 04/24/28(c)		500	561,031
4.75%, 02/11/29(c)		3,000	3,495,330
2.85%, 02/14/30(c)		2,600	2,680,925
8.50%, 10/12/35(c)(f)		1,000	1,561,125
7.75%, 01/17/38(c)(f)		600	892,050
7.13%, 06/15/42	IDR	68,017,000	4,850,224
4.63%, 04/15/43(c)(f)	USD	432	489,861

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indonesia (continued)
Republic of Indonesia
4.75%, 07/18/47(c)(f)	USD 433	$507,774
3.05%, 03/12/51(c)	11,595	10,958,550

		30,786,738

Ireland — 0.6%
Republic of Ireland
0.20%, 10/18/30(f)	EUR 29,100	34,065,896
0.00%, 10/18/31(f)	76,000	86,377,085

		120,442,981

Mexico — 0.2%
United Mexican States
2.66%, 05/24/31(c)	USD 16,739	16,145,812
4.50%, 01/31/50(c)	25,868	26,495,299

		42,641,111

Mongolia — 0.0%
Mongolian People’s Republic, 5.13%, 04/07/26(c)(f)	1,503	1,574,558

Morocco — 0.0%
Kingdom of Morocco
3.00%, 12/15/32(a)(c)	2,339	2,219,126
4.00%, 12/15/50(a)(c)	1,170	1,066,163

		3,285,289

Nigeria — 0.0%
Republic of Nigeria
6.13%, 09/28/28(a)(c)	3,467	3,471,334
7.38%, 09/28/33(a)(c)	2,252	2,268,890

		5,740,224

Pakistan — 0.0%
Islamic Republic of Pakistan
6.00%, 04/08/26(c)(f)	1,319	1,305,955
7.38%, 04/08/31(c)(f)	1,321	1,316,192

		2,622,147

Panama — 0.1%
Republic of Panama
3.88%, 03/17/28(c)	7,669	8,319,906
4.50%, 04/01/56(c)	10,739	11,657,185

		19,977,091

Peru — 0.1%
Republic of Peru
4.13%, 08/25/27(c)	6,860	7,583,730
3.55%, 03/10/51(c)	9,365	9,287,739

		16,871,469

Philippines — 0.1%
Republic of the Philippines
3.00%, 02/01/28(c)	11,468	12,239,108
9.50%, 02/02/30(c)	200	310,163
6.38%, 01/15/32(c)	1,280	1,720,240
6.38%, 10/23/34(c)	1,230	1,698,399
3.20%, 07/06/46(c)	12,110	11,914,545

		27,882,455

Russian Federation — 0.4%
Russian Federation
7.65%, 04/10/30	RUB 618,436	8,742,661
5.90%, 03/12/31	4,320,482	54,077,807
6.10%, 07/18/35	1,540,563	18,832,683

		81,653,151

South Africa — 0.1%
Republic of South Africa, 7.00%, 02/28/31	ZAR 251,295	14,039,177

Security	Par (000)		Value

Spain — 0.2%
Kingdom fo Spain, 3.45%, 07/30/66(a)(f)	EUR	20,059	$35,628,703

Sri Lanka — 0.0%
Republic of Sri Lanka
6.85%, 03/14/24(c)(f)	USD	325	206,436
6.35%, 06/28/24(c)(f)		200	127,537
6.83%, 07/18/26(c)(f)		200	123,850
7.85%, 03/14/29(c)(f)		200	121,725
7.55%, 03/28/30(c)(f)		562	342,750

			922,298

Uruguay — 0.1%
Republic of Uruguay
4.38%, 10/27/27(c)		5,923	6,797,766
5.10%, 06/18/50(c)		6,207	7,897,122

			14,694,888

Total Foreign Government Obligations — 6.4% (Cost: $1,359,281,650)			1,388,894,590

	Shares

Investment Companies

Fixed-Income Funds — 0.2%
iShares iBoxx High Yield Corporate Bond ETF(j)(r)		576,271	50,417,950

Total Investment Companies — 0.2% (Cost: $50,330,241)			50,417,950

	Par (000)

Municipal Bonds

California — 0.4%
Bay Area Toll Authority, RB, Series S1, 7.04%, 04/01/50	USD	9,275	16,409,052
Los Angeles Community College District, GO, 6.60%, 08/01/42		3,990	6,276,390
Los Angeles Unified School District
GO, 5.75%, 07/01/34		555	737,023
GO, 6.76%, 07/01/34		9,940	14,081,203
State of California
GO, 7.55%, 04/01/39		4,000	6,733,120
Refunding GO, 4.60%, 04/01/38		22,215	25,657,659
University of California, RB, 4.86%, 05/15/2112		2,467	3,438,998

			73,333,445

Georgia — 0.0%
Municipal Electric Authority of Georgia, RB, 6.64%, 04/01/57		3,301	4,967,147

Illinois — 0.1%
State of Illinois, GO, 5.10%, 06/01/33		17,635	20,560,470

Massachusetts — 0.0%
Massachusetts HFA, RB, Series A, 4.50%, 12/01/48		965	1,019,928

New Jersey — 0.0%
New Jersey Turnpike Authority, RB, Series F, 7.41%, 01/01/40		3,126	5,109,978

New York — 0.1%
Metropolitan Transportation Authority
RB, 5.87%, 11/15/39		985	1,293,137
RB, 6.67%, 11/15/39		470	672,504

98	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

New York (continued)
Metropolitan Transportation Authority
RB, Series E, 6.81%, 11/15/40	USD	1,025	$1,482,642
New York City Water & Sewer System
RB, 6.01%, 06/15/42		850	1,296,505
RB, 5.88%, 06/15/44		1,665	2,548,416
New York State Dormitory Authority, RB,
Series H, 5.39%, 03/15/40		1,470	1,964,596
Port Authority of New York & New Jersey
RB, 5.65%, 11/01/40		2,780	3,911,210
RB, 4.96%, 08/01/46		5,020	6,815,804
RB, 4.93%, 10/01/51		1,400	1,928,192

			21,913,006

Ohio — 0.0%
American Municipal Power, Inc., RB, Series B,
8.08%, 02/15/50		3,555	6,606,825

Texas — 0.1%
City of San Antonio, TX Electric & Gas Systems Revenue, RB, 5.81%, 02/01/41		4,375	6,312,731
State of Texas, GO, 5.52%, 04/01/39		5,715	8,167,364

			14,480,095

Total Municipal Bonds — 0.7%
(Cost: $131,373,039)			147,990,894

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.1%
Ajax Mortgage Loan Trust
Series 2021-G, Class A,
1.88%, 06/25/61(a)(d)		55,952	55,910,683
Series 2021-G, Class B,
3.75%, 06/25/61(a)(d)		8,006	8,012,443
Series 2021-G, Class C,
0.00%, 06/25/61(a)(e)		14,845	13,683,793
American Home Mortgage Assets Trust
Series 2006-3, Class 2A11, (12 mo. Federal
Reserve Cumulative Average US +
0.94%), 1.03%, 10/25/46(d)		724	591,148
Series 2006-4, Class 1A12, (1 mo. LIBOR
US + 0.21%), 0.30%, 10/25/46(d)		1,983	1,276,184
Series 2006-5, Class A1, (12 mo. Federal
Reserve Cumulative Average US +
0.92%), 1.01%, 11/25/46(d)		3,226	1,325,307
Series 2007-1, Class A1, (12 mo. Federal
Reserve Cumulative Average US +
0.70%), 0.79%, 02/25/47(d)		690	387,393
Angel Oak Mortgage Trust, Series 2020-4,
Class A3, 2.81%, 06/25/65(a)(d)		2,508	2,538,474
Angel Oak Mortgage Trust I LLC,
Series 2019-4, Class A3, 3.30%,
07/26/49(a)(d)		1,816	1,828,805
Angel Oak Mortgage Trust LLC
Series 2020-3, Class A3, 2.87%,
04/25/65(a)(d)		3,695	3,741,170
Series 2020-3, Class M1, 3.81%,
04/25/65(a)(d)		4,120	4,204,250
APS Resecuritization Trust
Series 2016-1, Class 1MZ, 3.69%,
07/31/57(a)(d)		7,615	2,860,797
Series 2016-3, Class 3A, (1 mo. LIBOR US +
2.85%), 2.94%, 09/27/46(a)(d)		3,024	3,025,843

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
APS Resecuritization Trust
Series 2016-3, Class 4A, (1 mo. LIBOR US +
2.60%), 2.69%, 04/27/47(a)(d)	USD	360	$359,752
ARI Investments LLC
Series 2017-1, Class A, 4.61%, 01/06/25(e)		2,423	2,404,440
Series 2019-1, 4.55%, 01/30/25(e)		2,985	2,955,128
Banc of America Funding Trust
Series 2014-R2, Class 1C, 0.00%,
11/26/36(a)(d)		3,739	1,034,077
Series 2016-R2, Class 1A1, 4.70%,
05/01/33(a)(d)		1,241	1,287,367
BCAP LLC Trust, Series 2011-RR5, Class 11A5,
(1 mo. LIBOR US + 0.15%), 0.38%,
05/28/36(a)(d)		3,760	3,663,941
Bear Stearns ALT-A Trust, Series 2007-1,
Class 1A1, (1 mo. LIBOR US + 0.32%),
0.41%, 01/25/47(d)		1,090	1,025,844
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC9, Class A5, 6.25%,
12/25/35(b)		184	165,518
Bear Stearns Mortgage Funding Trust
Series 2006-SL1, Class A1, (1 mo. LIBOR
US + 0.28%), 0.37%, 08/25/36(d)		723	714,336
Series 2007-AR2, Class A1, (1 mo. LIBOR
US + 0.17%), 0.26%, 03/25/37(d)		276	262,970
Series 2007-AR3, Class 1A1, (1 mo. LIBOR
US + 0.14%), 0.23%, 03/25/37(d)		461	442,886
Series 2007-AR4, Class 2A1, (1 mo. LIBOR
US + 0.21%), 0.30%, 06/25/37(d)		443	437,429
BlackRock Capital Finance LP, Series 1997-R2,
Class AP, 0.00%, 12/25/35(a)(d)(r)		3	2,523
Chase Mortgage Finance Trust, Series 2007-
S6, Class 1A1, 6.00%, 12/25/37		20,517	12,544,857
Citicorp Mortgage Securities Trust
Series 2007-9, Class 1A1, 6.25%, 12/25/37		1,402	1,268,802
Series 2008-2, Class 1A1, 6.50%, 06/25/38		4,534	4,044,690
Citigroup Mortgage Loan Trust, Series 2007-2,
Class 2A, 6.00%, 11/25/36		9	8,704
CitiMortgage Alternative Loan Trust,
Series 2007-A6, Class 1A11, 6.00%,
06/25/37		675	678,413
COLT Mortgage Loan Trust, Series 2020-3,
Class A3, 2.38%, 04/27/65(a)(d)		987	989,974
Countrywide Alternative Loan Trust
Series 2005-22T1, Class A1, (1 mo. LIBOR
US + 0.35%), 0.44%, 06/25/35(d)		3,362	2,859,583
Series 2005-72, Class A3, (1 mo. LIBOR US
+ 0.60%), 0.69%, 01/25/36(d)		483	464,115
Series 2005-76, Class 2A1, (12 mo. Federal
Reserve Cumulative Average US +
1.00%), 1.09%, 02/25/36(d)		622	593,245
Series 2006-11CB, Class 3A1, 6.50%,
05/25/36		1,541	1,073,226
Series 2006-15CB, Class A1, 6.50%,
06/25/36		350	253,046
Series 2006-23CB, Class 2A5, (1 mo. LIBOR
US + 0.40%), 0.49%, 08/25/36(d)		5,084	967,945
Series 2006-OA14, Class 1A1, (12 mo.
Federal Reserve Cumulative Average US
+ 1.73%), 1.82%, 11/25/46(d)		2,520	2,198,139
Series 2006-OA16, Class A2, (1 mo. LIBOR
US + 0.38%), 0.47%, 10/25/46(d)		3,098	3,026,910

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust
Series 2006-OA16, Class A4C, (1 mo. LIBOR
US + 0.68%), 0.77%, 10/25/46(d)	USD	3,993	$2,972,402
Series 2006-OA21, Class A1, (1 mo. LIBOR
US + 0.19%), 0.28%, 03/20/47(d)		7,096	6,127,360
Series 2006-OA8, Class 1A1, (1 mo. LIBOR
US + 0.38%), 0.47%, 07/25/46(d)		350	320,059
Series 2006-OC10, Class 2A3, (1 mo. LIBOR
US + 0.46%), 0.55%, 11/25/36(d)		1,614	1,586,157
Series 2006-OC7, Class 2A3, (1 mo. LIBOR
US + 0.50%), 0.59%, 07/25/46(d)		2,153	2,102,620
Series 2007-14T2, Class A1, 6.00%,
07/25/37		2,322	1,546,469
Series 2007-3T1, Class 1A1, 6.00%,
04/25/37		301	192,128
Series 2007-OA3, Class 1A1, (1 mo. LIBOR
US + 0.14%), 0.23%, 04/25/47(d)		880	807,186
Series 2007-OA3, Class 2A2, (1 mo. LIBOR
US + 0.18%), 0.33%, 04/25/47(d)		13	16,888
Series 2007-OA8, Class 2A1, (1 mo. LIBOR
US + 0.18%), 0.45%, 06/25/47(d)		284	231,743
Series 2007-OH2, Class A2A, (1 mo. LIBOR
US + 0.48%), 0.57%, 08/25/47(d)		356	347,320
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-29, Class 1A1, (1 mo. LIBOR
US + 0.54%), 0.63%, 02/25/35(d)		200	198,257
Series 2006-OA4, Class A1, (12 mo. Federal
Reserve Cumulative Average US +
0.96%), 1.05%, 04/25/46(d)		1,330	528,089
Series 2006-OA5, Class 3A1, (1 mo. LIBOR
US + 0.40%), 0.49%, 04/25/46(d)		573	542,165
Series 2007-15, Class 2A2, 6.50%, 09/25/37		8,289	4,632,625
Credit Suisse Mortgage Capital Certificates,
Series 2009-12R, Class 3A1, 6.50%,
10/27/37(a)		8,102	4,428,058
Credit Suisse Mortgage Trust
Series 2014-11R, Class 16A1, 3.01%,
09/27/47(a)(d)		327	333,910
Series 2014-4R, Class 16A3, (1 mo. LIBOR
US + 0.20%), 0.28%, 02/27/36(a)(d)(e)		598	575,020
Series 2014-9R, Class 9A1, (1 mo. LIBOR
US + 0.12%), 0.20%, 08/27/36(a)(d)		1,036	964,283
Series 2020-SPT1, Class M1, 3.39%,
04/25/65(a)(d)		4,796	4,931,096
CSFB Mortgage-Backed Pass-Through
Certificates, Series 2005-10, Class 10A1,
(1 mo. LIBOR US + 1.35%), 1.44%,
11/25/35(d)		1,245	237,673
Deephaven Residential Mortgage Trust
Series 2020-1, Class B2, 4.54%,
01/25/60(a)(d)		1,310	1,318,934
Series 2020-2, Class A3, 2.86%, 05/25/65(a) . 3,800			3,851,924
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-OA4, Class A2A, (1 mo. LIBOR
US + 0.17%), 0.26%, 08/25/47(d)		1,031	1,127,903
Deutsche Alt-A Securities, Inc., Series 2007-
RS1, Class A2, (1 mo. LIBOR US + 0.50%),
0.59%, 01/27/37(a)(d)		15	14,289
Deutsche Alt-B Securities Mortgage Loan Trust
Series 2006-AB3, Class A3, 6.51%,
07/25/36(d)		363	360,326

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Deutsche Alt-B Securities Mortgage Loan Trust
Series 2006-AB3, Class A8, 6.36%,
07/25/36(d)	USD	232	$229,777
GreenPoint Mortgage Funding Trust,
Series 2006-AR2, Class 4A1, (12 mo.
Federal Reserve Cumulative Average US +
2.00%), 2.09%, 03/25/36(d)		666	663,905
GS Mortgage-Backed Securities Corp. Trust,
Series 2019-PJ2, Class B4, 4.42%,
11/25/49(a)(d)		1,476	1,572,480
GSR Mortgage Loan Trust
Series 2007-1F, Class 2A4, 5.50%, 01/25/37		116	137,802
Series 2007-OA2, Class 2A1, 2.32%,
06/25/47(d)		1,127	912,267
HarborView Mortgage Loan Trust
Series 2006-12, Class 1A1A, (1 mo. LIBOR
US + 0.21%), 0.29%, 12/19/36(d)		12,273	11,594,987
Series 2007-4, Class 2A2, (1 mo. LIBOR US
+ 0.25%), 0.34%, 07/19/47(d)		559	520,149
Homeward Opportunities Fund I Trust
Series 2020-2, Class A2, 2.64%,
05/25/65(a)(d)		4,767	4,835,604
Series 2020-2, Class A3, 3.20%,
05/25/65(a)(d)		5,763	5,897,054
Impac CMB Trust
Series 2004-11, Class 1A2, (1 mo. LIBOR US
+ 0.52%), 0.61%, 03/25/35(d)		1,014	1,073,764
Series 2005-6, Class 1A1, (1 mo. LIBOR US
+ 0.50%), 0.59%, 10/25/35(d)		756	754,108
Impac Secured Assets Trust, Series 2006-3,
Class A1, (1 mo. LIBOR US + 0.34%),
0.43%, 11/25/36(d)		1,373	1,273,935
IndyMac Index Mortgage Loan Trust
Series 2006-AR15, Class A1, (1 mo. LIBOR
US + 0.24%), 0.33%, 07/25/36(d)		410	394,963
Series 2006-AR35, Class 1A1A, (1 mo.
LIBOR US + 0.18%), 0.27%, 01/25/37(d)		2,740	2,790,162
Series 2007-AR19, Class 3A1, 2.97%,
09/25/37(d)		2,765	2,230,095
Series 2007-FLX5, Class 2A2, (1 mo. LIBOR
US + 0.24%), 0.33%, 08/25/37(d)		783	736,541
JPMorgan Alternative Loan Trust
Series 2007-A1, Class 1A4, (1 mo. LIBOR
US + 0.42%), 0.51%, 03/25/37(d)		1,284	1,309,125
Series 2007-A2, Class 2A1, 3.29%,
05/25/37(d)		251	234,268
JPMorgan Mortgage Trust
Series 2014-OAK4, Class B4, 3.87%,
09/25/44(a)(d)		245	243,361
Series 2021-4, Class B1, 2.89%,
08/25/51(a)(d)		15,938	16,095,696
Series 2021-4, Class B2, 2.89%,
08/25/51(a)(d)		4,044	4,074,301
Series 2021-4, Class B3, 2.90%,
08/25/51(a)(d)		3,817	3,657,086
Series 2021-INV5, Class A2A, 2.50%,
12/25/51(a)(d)		55,048	55,675,891
Series 2021-INV5, Class A5A, 2.50%,
12/25/51(a)(d)		11,063	11,092,386
Series 2021-INV5, Class B1, 3.19%,
12/25/51(a)(d)		6,180	6,154,930

100	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2021-INV5, Class B2, 3.19%, 12/25/51(a)(d)	USD	1,814	$1,772,683
Series 2021-INV5, Class B3, 3.19%, 12/25/51(a)(d)		2,015	1,897,365
Series 2021-INV5, Class B4, 3.19%, 12/25/51(a)(d)		1,343	1,057,014
Series 2021-INV5, Class B5, 3.19%, 12/25/51(a)(d)		470	333,826
Series 2021-INV5, Class B6, 3.19%, 12/25/51(a)(d)		1,612	655,999
Legacy Mortgage Asset Trust
Series 2020-GS5, Class A1, 3.25%, 06/25/60(a)		3,833	3,895,081
Series 2020-SL1, Class A, 2.73%, 01/25/60(a)(b)		3,311	3,337,279
Series 2021-GS2, Class A1, 1.75%, 04/25/61(a)(b)		23,645	23,668,794
Lehman XS Trust
Series 2007-16N, Class AF2, (1 mo. LIBOR US + 0.95%), 1.04%, 09/25/47(d)		2,954	3,709,354
Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.15%), 1.24%, 12/25/37(d)		689	726,667
Loan Revolving Advance Investment Trust
Series 2021-1, Class A1X, (1 mo. LIBOR US + 2.75%), 2.87%, 12/31/22(a)(d)		16,670	16,670,000
Series 2021-2, Class A1X, (1 mo. LIBOR US + 2.75%), 2.87%, 06/30/23(a)(d)		22,224	22,224,000
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.52%, 08/25/37(a)(d)		870	466,302
MCM Trust
Series 2021-VFN1, Class Cert, 3.00%, 08/25/28		5,115	1,827,630
Series 2021-VFN1, Class Note, 3.00%, 08/25/28		6,644	6,643,525
Mello Warehouse Securitization Trust, Series 2021-2, Class E, (1 mo. LIBOR US + 2.75%), 2.84%, 04/25/55(a)(d)		1,090	1,088,455
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1 mo. LIBOR US + 0.42%), 0.51%, 04/25/37(d)		1,557	1,545,741
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 2.98%, 05/25/36(d)		934	894,784
MFA Trust
Series 2020-NQM1, Class A3, 2.30%, 08/25/49(a)(d)		369	371,524
Series 2021-NQM1, Class B1, 3.51%, 04/25/65(a)(d)		3,310	3,301,403
Morgan Stanley Resecuritization Trust, Series 2013-R7, Class 1B, (1 mo. LIBOR US + 0.16%), 0.40%, 12/26/46(a)(d)		910	901,698
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.34%), 0.43%, 04/16/36(a)(d)		3,133	2,921,269
NACC Reperforming Loan REMIC Trust
Series 2004-R1, Class A1, 6.50%, 03/25/34(a)		2,190	2,200,948
Series 2004-R1, Class A2, 7.50%, 03/25/34(a)		503	517,698

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
New Residential Mortgage Loan Trust
Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(d)	USD	1,293	$1,359,807
Series 2020-RPL1, Class B3, 3.89%, 11/25/59(a)(d)		6,210	5,629,645
Series 2020-RPL2, Class A1, 3.58%, 08/25/25(a)(d)		11,640	11,833,655
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2001-R1A, Class A, 7.00%, 02/19/30(a)(d)		384	394,382
Series 2006-AF1, Class 1A4, 7.13%, 05/25/36(b)		555	174,816
Series 2007-2, Class A4, (1 mo. LIBOR US + 0.42%), 0.51%, 06/25/37(d)		334	291,060
NYMT Loan Trust, Series 2020-SP2, Class A1, 2.94%, 10/25/60(a)(d)		16,344	16,483,299
Preston Ridge Partners Mortgage LLC
Series 2020-3, Class A1, 2.86%, 09/25/25(a)(b)		20,641	20,682,727
Series 2020-5, Class A1, 3.10%, 11/25/25(a)(b)		16,053	16,150,857
Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class F, (1 mo. LIBOR US + 4.50%), 4.59%, 02/25/55(a)(d)		2,330	2,314,780
RALI Trust, Series 2007-QH9, Class A1, 1.33%, 11/25/37(d)		608	584,861
Reperforming Loan REMIC Trust
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.34%), 0.43%, 06/25/35(a)(d)		371	359,382
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.40%), 0.49%, 09/25/35(a)(d)		113	100,584
Residential Mortgage Loan Trust
Series 2020-2, Class A2, 2.51%, 05/25/60(a)(d)		3,500	3,553,817
Series 2020-2, Class M1, 3.57%, 05/25/60(a)(d)		7,854	8,049,170
RFMSI Series Trust, Series 2006-SA2, Class 2A1, 4.44%, 08/25/36(d)		5,586	4,529,015
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class BX, 4.27%, 05/25/57(d)		534	306,166
Seasoned Loans Structured Transaction Trust, Series 2020-2, Class M1, 4.75%, 09/25/60(a)(d)		15,220	15,845,860
Sequoia Mortgage Trust, Series 2007-3, Class 2AA1, 2.78%, 07/20/37(d)		1,136	1,037,698
Station Place Securitization Trust
Series 2021-WL1, Class E, (1 mo. LIBOR US + 2.00%), 2.09%, 01/26/54(a)(d)		1,720	1,715,663
Series 2021-WL1, Class F, (1 mo. LIBOR US + 2.50%), 2.59%, 01/26/54(a)(d)		1,850	1,845,354
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.01%, 04/25/36(d)		670	501,554
Structured Asset Mortgage Investments II Trust
Series 2006-AR4, Class 3A1, (1 mo. LIBOR US + 0.38%), 0.47%, 06/25/36(d)		2,038	1,933,234
Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.42%), 0.51%, 05/25/46(d)		440	393,454
Thornburg Mortgage Securities Trust Series 2006-3, Class A1, 2.03%, 06/25/46(d)		1,222	1,007,506

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Thornburg Mortgage Securities Trust
Series 2007-3, Class 4A1, (12 mo. LIBOR US + 1.25%), 1.48%, 06/25/47(d)	USD	110	$104,481
TVC DSCR
Series 21-1, Class A, 2.38%, 02/01/51(e)		22,402	22,401,978
Series 21-1, Class CERT, 0.00%, 02/01/51(e)		5,600	7,035,901
TVC Mortgage Trust, Series 2020-RTL1, Class A1, 3.47%, 09/25/24(a)		1,960	1,972,857
Verus Securitization Trust
Series 2019-INV2, Class M1, 3.50%, 07/25/59(a)(d)		835	844,233
Series 2020-4, Class A3, 2.32%, 05/25/65(a)(b)		2,008	2,024,307
Series 2020-4, Class M1, 3.29%, 05/25/65(a)(d)		3,120	3,180,490
Series 2020-5, Class M1, 2.60%, 05/25/65(a)(d)		2,312	2,323,547
Series 2020-INV1, Class A2, 3.04%, 03/25/60(a)(d)		1,895	1,950,227
Series 2020-INV1, Class A3, 3.89%, 03/25/60(a)(d)		1,800	1,867,956
Visio Trust
Series 2019-2, Class B1, 3.91%, 11/25/54(a)(d)		906	917,518
Series 2020-1, Class M1, 4.45%, 08/25/55(a)(d)		1,100	1,152,030
Vista Point Securitization Trust
Series 2020-1, Class A1, 1.76%, 03/25/65(a)(d)		5,815	5,838,511
Series 2020-2, Class A3, 2.50%, 04/25/65(a)(d)		2,518	2,539,264
Series 2020-2, Class B1, 4.90%, 04/25/65(a)(d)		640	667,089
Series 2020-2, Class M1, 3.40%, 04/25/65(a)(d)		1,480	1,524,879
Washington Mutual Mortgage Pass-Through
Certificates Trust
Series 2006-1, Class 4CB, 6.50%, 02/25/36		1,121	991,395
Series 2006-4, Class 1A1, 6.00%, 04/25/36		2,498	2,576,510
Series 2006-4, Class 3A1, 7.00%, 05/25/36(b)		1,055	1,046,051
Series 2006-4, Class 3A5, 6.85%, 05/25/36(b)		409	405,589
Series 2007-OA5, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.75%), 0.84%, 06/25/47(d)		2,960	2,870,413
Series 2007-OA5, Class 2A, (Cost of Funds for the 11th District of San Francisco + 1.25%), 1.51%, 06/25/47(d)		1,427	1,281,629
Western Alliance CLN, Series 2021-CL1, Class M, 5.63%, 12/28/24(a)		54,690	54,645,400

			659,433,311

Commercial Mortgage-Backed Securities — 3.8%
1211 Avenue of the Americas Trust
Series 2015-1211, Class C, 4.28%, 08/10/35(a)(d)		600	643,838
Series 2015-1211, Class D, 4.28%, 08/10/35(a)(d)		6,157	6,445,145
Series 2015-1211, Class E, 4.28%, 08/10/35(a)(d)		1,110	1,130,058

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
245 Park Avenue Trust
Series 2017-245P, Class D, 3.78%, 06/05/37(a)(d)	USD	480	$492,871
Series 2017-245P, Class E, 3.78%, 06/05/37(a)(d)		2,463	2,489,725
280 Park Avenue Mortgage Trust
Series 2017-280P, Class D, (1 mo. LIBOR US + 1.54%), 1.62%, 09/15/34(a)(d)		2,920	2,919,957
Series 2017-280P, Class E, (1 mo. LIBOR US + 2.12%), 2.20%, 09/15/34(a)(d)		5,835	5,820,266
Series 2017-280P, Class F, (1 mo. LIBOR US + 2.83%), 2.91%, 09/15/34(a)(d)		630	626,857
Alen Mortgage Trust, Series 2021-ACEN, Class D, (1 mo. LIBOR US + 3.10%), 3.18%, 04/15/34(a)(d)		2,670	2,678,366
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29(a)(d)		5,210	5,206,555
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class E, 1.75%, 05/15/53(a)		636	546,323
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.10%), 2.18%, 04/15/35(a)(d)		740	733,480
Atrium Hotel Portfolio Trust
Series 2017-ATRM, Class D, (1 mo. LIBOR US + 1.95%), 2.03%, 12/15/36(a)(d)		4,840	4,818,629
Series 2017-ATRM, Class E, (1 mo. LIBOR US + 3.05%), 3.13%, 12/15/36(a)(d)		568	551,536
Banc of America Merrill Lynch Commercial
Mortgage Securities Trust
Series 2015-200P, Class F, 3.72%, 04/14/33(a)(d)		2,691	2,744,215
Series 2016-IS, qClass C, 3.73%, 08/14/34(a)(d)		445	460,546
Series 2017-SCH, Class AF, (1 mo. LIBOR US + 1.00%), 1.08%, 11/15/33(a)(d)		150	146,989
Series 2017-SCH, Class BF, (1 mo. LIBOR US + 1.40%), 1.48%, 11/15/33(a)(d)		2,870	2,799,973
Series 2017-SCH, Class CL, (1 mo. LIBOR US + 1.50%), 1.58%, 11/15/32(a)(d)		970	846,092
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 2.08%, 11/15/32(a)(d)		1,930	1,603,097
Series 2018-DSNY, Class C, (1 mo. LIBOR US + 1.35%), 1.43%, 09/15/34(a)(d)		350	348,676
Series 2018-DSNY, Class D, (1 mo. LIBOR US + 1.70%), 1.78%, 09/15/34(a)(d)		3,275	3,253,801
BANK
Series 2019-BN21, Class A5, 2.85%, 10/17/52		1,088	1,153,590
Series 2020-BN28, Class D, 2.50%, 03/15/63(a)		610	558,020
Series 2021-BN32, Class A5, 2.64%, 04/15/54		1,970	2,054,136
Bayview Commercial Asset Trust
Series 2005-3A, Class A1, (1 mo. LIBOR US + 0.48%), 0.57%, 11/25/35(a)(d)		2,030	1,941,141
Series 2005-4A, Class A1, (1 mo. LIBOR US + 0.45%), 0.54%, 01/25/36(a)(d)		4,344	4,184,258
Series 2005-4A, Class A2, (1 mo. LIBOR US + 0.59%), 0.67%, 01/25/36(a)(d)		67	65,384
Series 2005-4A, Class M1, (1 mo. LIBOR US + 0.68%), 0.76%, 01/25/36(a)(d)		180	175,449

102	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Bayview Commercial Asset Trust
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.54%), 0.63%, 04/25/36(a)(d)	USD	227	$216,596
Series 2006-2A, Class A2, (1 mo. LIBOR US + 0.42%), 0.51%, 07/25/36(a)(d)		799	772,340
Series 2006-3A, Class A1, (1 mo. LIBOR US + 0.25%), 0.34%, 10/25/36(a)(d)		367	354,512
Series 2006-3A, Class A2, (1 mo. LIBOR US + 0.30%), 0.39%, 10/25/36(a)(d)		256	247,674
Series 2006-4A, Class A1, (1 mo. LIBOR US + 0.35%), 0.43%, 12/25/36(a)(d)		1,399	1,357,359
Series 2007-1, Class A2, (1 mo. LIBOR US + 0.27%), 0.36%, 03/25/37(a)(d)		1,154	1,106,557
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.27%), 0.36%, 07/25/37(a)(d)		8,334	8,022,931
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.50%), 1.59%, 12/25/37(a)(d)		5,440	5,356,829
Series 2008-2, Class A4A, (1 mo. LIBOR US + 2.50%), 2.59%, 04/25/38(a)(d)		2,602	2,632,517
BBCMS Mortgage Trust
Series 2018-CHRS, Class E, 4.41%, 08/05/38(a)(d)		980	868,768
Series 2018-TALL, Class A, (1 mo. LIBOR US + 0.72%), 0.81%, 03/15/37(a)(d)		918	915,131
Series 2019-BWAY, Class D, (1 mo. LIBOR US + 2.16%), 2.24%, 11/15/34(a)(d)		1,118	1,095,561
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(a)		2,370	2,514,849
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36(a)(d)		790	675,441
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PWR7, Class B, 5.21%, 02/11/41(d)		386	384,203
Series 2007-T26, Class AM, 5.51%, 01/12/45(d)		731	726,136
Beast Mortgage Trust
Series 2021-SSCP, Class B, (1 mo. LIBOR US + 1.10%), 1.18%, 04/15/36(a)(d)		3,731	3,732,123
Series 2021-SSCP, Class C, (1 mo. LIBOR US + 1.35%), 1.43%, 04/15/36(a)(d)		4,582	4,583,370
Series 2021-SSCP, Class D, (1 mo. LIBOR US + 1.60%), 1.68%, 04/15/36(a)(d)		4,292	4,293,294
Series 2021-SSCP, Class E, (1 mo. LIBOR US + 2.10%), 2.18%, 04/15/36(a)(d)		3,650	3,651,103
Series 2021-SSCP, Class F, (1 mo. LIBOR US + 2.90%), 2.98%, 04/15/36(a)(d)		3,508	3,509,053
Series 2021-SSCP, Class G, (1 mo. LIBOR US + 3.80%), 3.88%, 04/15/36(a)(d)		3,947	3,948,190
Series 2021-SSCP, Class H, (1 mo. LIBOR US + 4.90%), 4.99%, 04/15/36(a)(d)		2,773	2,773,839
Benchmark Mortgage Trust
Series 2018-B3, Class D, 3.21%, 04/10/51(a)(d)		210	196,119
Series 2018-B5, Class A3, 3.94%, 07/15/51		4,840	5,448,271
Series 2019-B10, Class 3CCA, 4.03%, 03/15/62(a)(d)		3,610	3,836,555
Series 2020-B16, Class D, 2.50%, 02/15/53(a)		38	33,107
Series 2021-B25, Class A5, 2.58%, 04/15/54.		2,610	2,706,871
BFLD Trust, Series 2020-EYP, Class E, (1 mo. LIBOR US + 3.70%), 3.78%, 10/15/35(a)(d)		5,885	5,925,641

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
BHMS, Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.25%), 1.33%, 07/15/35(a)(d)	USD	2,770	$2,777,368
BWAY Mortgage Trust
Series 2013-1515, Class A2, 3.45%, 03/10/33(a)		3,004	3,205,280
Series 2013-1515, Class D, 3.63%, 03/10/33(a)		1,400	1,462,789
Series 2013-1515, Class E, 3.72%, 03/10/33(a)		250	258,150
Series 2013-1515, Class F, 4.06%, 03/10/33(a)(d)		250	256,191
BX Commercial Mortgage Trust
Series 2018-BIOA, Class E, (1 mo. LIBOR US + 1.95%), 2.04%, 03/15/37(a)(d)		1,210	1,209,712
Series 2018-BIOA, Class F, (1 mo. LIBOR US + 2.47%), 2.56%, 03/15/37(a)(d)		8,300	8,305,417
Series 2018-IND, Class G, (1 mo. LIBOR US + 2.05%), 2.13%, 11/15/35(a)(d)		2,324	2,330,220
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.08%, 11/15/35(a)(d)		11,634	11,674,920
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 2.38%, 10/15/36(a)(d)		19,194	19,248,030
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.73%, 10/15/36(a)(d)		26,583	26,642,135
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.08%, 12/15/36(a)(d)		20,806	20,825,464
Series 2020-BXLP, Class G, (1 mo. LIBOR US + 2.50%), 2.58%, 12/15/36(a)(d)		6,258	6,250,117
Series 2020-FOX, Class E, (1 mo. LIBOR US + 3.60%), 3.68%, 11/15/32(a)(d)		7,224	7,237,551
Series 2020-VIV2, Class C, 3.66%, 03/09/44(a)(d)		2,550	2,685,982
Series 2020-VIV3, Class B, 3.66%, 03/09/44(a)(d)		320	343,260
Series 2020-VIV4, Class A, 2.84%, 03/09/44(a)		5,380	5,606,342
Series 2020-VKNG, Class F, (1 mo. LIBOR US + 2.75%), 2.83%, 10/15/37(a)(d)		4,670	4,693,320
Series 2021-NWM, Class A, (1 mo. LIBOR US + 0.91%), 0.99%, 02/15/33(a)(d)(e)		17,038	17,038,000
Series 2021-NWM, Class B, (1 mo. LIBOR US + 2.15%), 2.23%, 02/15/33(a)(d)(e)		10,439	10,439,000
Series 2021-NWM, Class C, (1 mo. LIBOR US + 4.25%), 4.33%, 02/15/33(a)(d)(e)		6,988	6,988,000
BX Trust
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)		1,183	1,264,554
Series 2019-OC11, Class D, 4.08%, 12/09/41(a)(d)		8,267	8,737,286
Series 2019-OC11, Class E, 4.08%, 12/09/41(a)(d)		11,936	12,321,677
Series 2021-LBA, Class FJV, (1 mo. LIBOR US + 2.40%), 2.48%, 02/15/36(a)(d)		6,390	6,389,902
Series 2021-LBA, Class FV, (1 mo. LIBOR US + 2.40%), 2.48%, 02/15/36(a)(d)		5,128	5,127,922
Series 2021-LBA, Class GJV, (1 mo. LIBOR US + 3.00%), 3.08%, 02/15/36(a)(d)		8,390	8,389,873
Series 2021-LBA, Class GV, (1 mo. LIBOR US + 3.00%), 3.08%, 02/15/36(a)(d)		6,640	6,639,900
Series 2021-MFM1, Class E, (1 mo. LIBOR US + 2.25%), 2.33%, 01/15/34(a)(d)		1,650	1,651,553

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
BX Trust
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 3.08%, 01/15/34(a)(d)	USD	2,550	$2,565,821
Series 2021-SOAR, Class G, (1 mo. LIBOR US + 2.80%), 2.88%, 06/15/38(a)(d)		13,540	13,561,748
Series 2021-SOAR, Class J, (1 mo. LIBOR US + 3.75%), 3.83%, 06/15/38(a)(d)		10,660	10,660,019
BXP Trust
Series 2017-CC, Class D, 3.67%, 08/13/37(a)(d)		750	788,378
Series 2017-CC, Class E, 3.67%, 08/13/37(a)(d)		1,450	1,473,931
Series 2017-GM, Class D, 3.54%, 06/13/39(a)(d)		590	618,984
Series 2017-GM, Class E, 3.54%, 06/13/39(a)(d)		1,240	1,256,366
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class D, (1 mo. LIBOR US + 1.75%), 1.83%, 12/15/37(a)(d)		3,618	3,621,854
CD Mortgage Trust
Series 2017-CD5, Class B, 3.96%, 08/15/50(d)		2,091	2,278,839
Series 2017-CD6, Class C, 4.41%, 11/13/50(d)		1,290	1,389,602
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A3, 3.87%, 01/10/48		410	449,536
Series 2018-TAN, Class A, 4.24%, 02/15/33(a)		1,860	1,920,550
Series 2018-TAN, Class B, 4.69%, 02/15/33(a)		2,274	2,342,351
Series 2018-TAN, Class C, 5.30%, 02/15/33(a)		1,160	1,197,756
Series 2018-TAN, Class E, 6.66%, 02/15/33(a)(d)		670	688,370
CFK Trust, Series 2019-FAX, Class D, 4.79%, 01/15/39(a)(d)		2,643	2,928,048
CHC Commercial Mortgage Trust, Series 2019- CHC, Class B, (1 mo. LIBOR US + 1.50%), 1.58%, 06/15/34(a)(d)		7,240	7,231,413
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class C, 5.26%, 03/10/47(d)		440	471,684
Series 2015-GC27, Class B, 3.77%, 02/10/48		990	1,038,768
Series 2016-C1, Class D, 5.11%, 05/10/49(a)(d)		450	459,449
Series 2016-GC37, Class C, 5.09%, 04/10/49(d)		640	686,274
Series 2016-P3, Class C, 5.06%, 04/15/49(d) .		30	31,469
Series 2016-P3, Class D, 2.80%, 04/15/49(a)(d)		136	112,537
Series 2017-C4, Class A4, 3.47%, 10/12/50		1,220	1,335,106
Series 2018-C6, Class A4, 4.41%, 11/10/51		1,960	2,273,642
Series 2019-C7, Class A4, 3.10%, 12/15/72		1,130	1,217,989
Series 2019-PRM, Class D, 4.35%, 05/10/36(a)		1,120	1,177,410
Series 2019-PRM, Class E, 4.89%, 05/10/36(a)(d)		5,271	5,464,298
Series 2019-PRM, Class F, 4.89%, 05/10/36(a)(d)		5,180	5,241,630
Series 2019-SMRT, Class D, 4.90%, 01/10/36(a)(d)		7,200	7,615,211

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust
Series 2019-SMRT, Class E, 4.90%, 01/10/36(a)(d)	USD	419	$438,911
Series 2020-420K, Class E, 3.42%, 11/10/42(a)(d)		1,540	1,430,530
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2017-CD3, Class A4, 3.63%, 02/10/50		850	933,384
Cold Storage Trust
Series 2020-ICE5, Class E, (1 mo. LIBOR US + 2.77%), 2.85%, 11/15/37(a)(d)		9,270	9,292,858
Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.58%, 11/15/37(a)(d)		4,266	4,287,409
Commercial Mortgage Pass-Through Certificates
Series 2014-CR15, Class C, 4.86%, 02/10/47(d)		3,920	4,186,701
Series 2014-CR18, Class A4, 3.55%, 07/15/47		329	344,682
Series 2015-LC21, Class C, 4.48%, 07/10/48(d)		1,600	1,670,711
Series 2017-COR2, Class D, 3.00%, 09/10/50(a)		179	167,948
Series 2018-HCLV, Class B, (1 mo. LIBOR US + 1.40%), 1.48%, 09/15/33(a)(d)		1,420	1,407,492
Commercial Mortgage Trust
Series 2013-GAM, Class A2, 3.37%, 02/10/28(a)		1,434	1,428,992
Series 2013-GAM, Class E, 3.53%, 02/10/28(a)(d)		2,270	2,151,018
Series 2014-CR21, Class A3, 3.53%, 12/10/47		1,334	1,414,953
Series 2015-LC19, Class D, 2.87%, 02/10/48(a)		76	73,892
Series 2015-LC23, Class A4, 3.77%, 10/10/48		1,040	1,137,475
Series 2016-667M, Class D, 3.29%, 10/10/36(a)(d)		630	608,920
CORE Mortgage Trust, Series 2019-CORE, Class F, (1 mo. LIBOR US + 2.35%), 2.43%, 12/15/31(a)(d)		2,560	2,515,699
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 2.23%, 05/15/36(a)(d)		2,600	2,604,161
Credit Suisse Mortgage Trust
Series 2017-CALI, Class C, 3.90%, 11/10/32(a)(d)		1,729	1,816,291
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.95%), 1.03%, 12/15/30(a)(d)		900	900,109
Series 2017-TIME, Class A, 3.65%, 11/13/39(a)		850	869,892
Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 4.95%, 10/15/37(a)(d)		4,380	4,494,219
Series 2020-NET, Class D, 3.83%, 08/15/37(a)(d)		710	741,954
Series 2020-NET, Class E, 3.83%, 08/15/37(a)(d)		3,580	3,691,680
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4, 3.50%, 06/15/57		1,160	1,245,130
Series 2016-C5, Class B, 4.46%, 11/15/48(d)		2,410	2,616,494
Series 2018-C14, Class C, 5.05%, 11/15/51(d)		300	331,636

104	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust
Series 2018-CX12, Class A4, 4.22%, 08/15/51(d)	USD	460	$522,158
Series 2018-CX12, Class C, 4.92%, 08/15/51(d)		570	621,664
Series 2019-C15, Class A4, 4.05%, 03/15/52.		4,080	4,611,013
Series 2019-C15, Class D, 3.00%, 03/15/52(a)		294	260,939
Series 2019-C16, Class C, 4.24%, 06/15/52(d)		2,919	3,108,364
Series 2019-C17, Class C, 3.93%, 09/15/52		3,158	3,326,572
Series 2020-C19, Class A3, 2.56%, 03/15/53.		6,155	6,327,108
DBGS Mortgage Trust
Series 2018-5BP, Class B, (1 mo. LIBOR US + 0.98%), 1.06%, 06/15/33(a)(d)		2,890	2,882,743
Series 2019-1735, Class F, 4.33%, 04/10/37(a)(d)		1,144	958,622
Del Amo Fashion Center Trust, Series 2017- AMO, Class D, 3.76%, 06/05/35(a)(d)		962	753,087
Deutsche Bank JPMorgan Mortgage Trust,
Series 2016-C1, Class A4, 3.28%, 05/10/49		1,430	1,534,968
Deutsche Bank UBS Mortgage Trust
Series 2017-BRBK, Class A, 3.45%, 10/10/34(a)		2,540	2,693,657
Series 2017-BRBK, Class D, 3.65%, 10/10/34(a)(d)		1,800	1,860,278
Series 2017-BRBK, Class E, 3.65%, 10/10/34(a)(d)		3,560	3,627,316
Series 2017-BRBK, Class F, 3.65%, 10/10/34(a)(d)		1,270	1,274,011
Extended Stay America Trust
Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 2.33%, 07/15/38(a)(d)		12,336	12,488,734
Series 2021-ESH, Class E, (1 mo. LIBOR US + 2.85%), 2.93%, 07/15/38(a)(d)		7,988	8,068,573
Series 2021-ESH, Class F, (1 mo. LIBOR US + 3.70%), 3.78%, 07/15/38(a)(d)		8,337	8,430,707
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(a)(d)		1,190	1,248,822
Series 2018-K74, Class B, 4.23%, 02/25/51(a)(d)		120	132,919
Series 2018-K80, Class B, 4.37%, 08/25/50(a)(d)		1,510	1,699,138
Series 2018-KHG1, Class C, 3.94%, 12/25/27(a)(d)		4,579	4,061,994
FRESB Mortgage Trust, Series 2018-SB53, Class A10F, 3.66%, 06/25/28(d)		1,277	1,377,176
GCT Commercial Mortgage Trust
Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.80%), 0.88%, 02/15/38(a)(d)		1,870	1,871,884
Series 2021-GCT, Class D, (1 mo. LIBOR US + 2.35%), 2.43%, 02/15/38(a)(d)		440	440,405
Grace Trust, Series 2020-GRCE, Class E, 2.77%, 12/10/40(a)(d)		3,335	3,108,056
GS Mortgage Securities Corp. II
Series 2005-ROCK, Class A, 5.37%, 05/03/32(a)		2,750	3,109,352
Series 2012-TMS, qClass D, 3.57%, 12/10/30(a)(d)		1,210	1,152,722

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Corp. Trust
Series 2017-GPTX, Class A, 2.86%, 05/10/34(a)	USD	2,290	$2,284,617
Series 2019-BOCA, Class A, (1 mo. LIBOR US + 1.20%), 1.28%, 06/15/38(a)(d)		1,431	1,432,321
Series 2020-TWN3, Class B, (1 mo. LIBOR US + 2.50%), 2.58%, 11/15/37(a)(d)		320	322,017
Series 2020-TWN3, Class D, (1 mo. LIBOR US + 3.70%), 3.78%, 11/15/37(a)(d)		200	202,467
GS Mortgage Securities Trust
Series 2012-GCJ9, Class C, 4.45%, 11/10/45(a)(d)		1,507	1,549,587
Series 2014-GC20, Class B, 4.53%, 04/10/47(d)		140	144,384
Series 2015-590M, Class E, 3.93%, 10/10/35(a)(d)		1,790	1,771,735
Series 2015-GC32, Class C, 4.57%, 07/10/48(d)		290	306,906
Series 2015-GS1, Class A3, 3.73%, 11/10/48		670	731,653
Series 2017-GS7, Class D, 3.00%, 08/10/50(a)		530	488,784
Series 2017-GS7, Class E, 3.00%, 08/10/50(a)		180	159,973
Series 2019-GSA1, Class C, 3.93%, 11/10/52(d)		520	547,886
GSCG Trust, Series 2019-600C, Class F, 4.12%, 09/06/34(a)(d)		3,090	3,035,645
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(a)		3,390	3,399,579
Hudson Yards Mortgage Trust
Series 2019-30HY, Class E, 3.56%, 07/10/39(a)(d)		2,178	2,195,148
Series 2019-55HY, Class F, 3.04%, 12/10/41(a)(d)		4,179	3,981,634
IMT Trust
Series 2017-APTS, Class AFX, 3.48%, 06/15/34(a)		1,540	1,625,591
Series 2017-APTS, Class DFX, 3.61%, 06/15/34(a)(d)		1,600	1,642,595
Series 2017-APTS, Class EFX, 3.61%, 06/15/34(a)(d)		810	818,909
Independence Plaza Trust
Series 2018-INDP, Class B, 3.91%, 07/10/35(a)		700	734,222
Series 2018-INDP, Class C, 4.16%, 07/10/35(a)		1,600	1,663,272
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class B, 4.71%, 09/15/47(d)		670	692,024
Series 2015-C33, Class D1, 4.27%, 12/15/48(a)(d)		1,873	1,843,947
JPMDB Commercial Mortgage Securities Trust,
Series 2018-C8, Class A4, 4.21%, 06/15/51		965	1,096,079
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.95%), 3.03%, 04/15/38(a)(d)		6,630	6,640,564
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A4FL, (1 mo. LIBOR US + 1.30%), 1.38%, 06/15/45(a)(d)		99	98,707

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class C, 4.89%, 01/15/49(d)	USD	710	$768,683
Series 2016-NINE, Class A, 2.95%, 09/06/38(a)(d)		647	685,776
Series 2017-FL10, Class E, (1 mo. LIBOR US + 3.90%), 3.98%, 06/15/32(a)(d)		560	558,339
Series 2017-JP5, Class D, 4.76%, 03/15/50(a)(d)		887	899,935
Series 2017-JP6, Class A5, 3.49%, 07/15/50 .		1,180	1,288,720
Series 2017-JP7, Class B, 4.05%, 09/15/50		320	349,464
Series 2018-AON, Class A, 4.13%, 07/05/31(a)		2,825	2,977,092
Series 2018-PHH, Class A, (1 mo. LIBOR US + 1.06%), 2.56%, 06/15/35(a)(d)		1,938	1,930,962
Series 2018-WPT, Class DFX, 5.35%, 07/05/33(a)		1,996	2,091,833
Series 2019-COR5, Class A3, 3.12%, 06/13/52		1,700	1,796,218
Series 2019-COR5, Class C, 3.75%, 06/13/52		988	1,019,898
Series 2019-MFP, Class E, (1 mo. LIBOR US + 2.16%), 2.24%, 07/15/36(a)(d)		2,460	2,430,633
Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 3.08%, 07/15/36(a)(d)		4,361	4,294,483
Series 2019-OSB, Class E, 3.91%, 06/05/39(a)(d)		1,384	1,442,621
Series 2020-609M, Class D, (1 mo. LIBOR US + 2.77%), 2.85%, 10/15/33(a)(d)		1,600	1,603,512
Series 2020-MKST, Class E, (1 mo. LIBOR US + 2.25%), 2.33%, 12/15/36(a)(d)		1,319	1,287,780
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 2.53%, 04/15/38(a)(d)		6,310	6,317,841
KKR Industrial Portfolio Trust,
Series 2021- KDIP, Class F, (1 mo. LIBOR US + 2.05%), 2.13%, 12/15/37(a)(d)		3,320	3,324,142
KNDL Mortgage Trust
Series 2019-KNSQ, Class E, (1 mo. LIBOR US + 1.80%), 1.88%, 05/15/36(a)(d)		11,283	11,282,898
Series 2019-KNSQ, Class F, (1 mo. LIBOR US + 2.00%), 2.08%, 05/15/36(a)(d)		2,550	2,524,951
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2006-2A, Class M2, (1 mo. LIBOR US + 0.39%), 0.48%, 09/25/36(a)(d)		92	92,142
Series 2006-2A, Class M3, (1 mo. LIBOR US + 0.45%), 0.54%, 09/25/36(a)(d)		2,590	2,431,685
Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.25%), 0.34%, 03/25/37(a)(d)		467	457,730
Life Mortgage Trust,
Series 2021-BMR, Class F, (1 mo. LIBOR US + 2.35%), 2.43%, 03/15/38(a)(d)		7,980	7,999,960
LSTAR Commercial Mortgage Trust,
Series 2015-3, Class AS, 3.32%, 04/20/48(a)(d)		226	233,674
MAD Mortgage Trust
Series 2017-330M, Class D, 4.11%, 08/15/34(a)(d)		1,085	1,103,550
Series 2017-330M, Class E, 4.17%, 08/15/34(a)(d)		1,846	1,856,433

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Manhattan West Mortgage Trust, Series 2020-1MW, Class D, 2.41%, 09/10/39(a)(d)	USD	1,259	$1,246,400
MFT Trust
Series 2020-ABC, Class C, 3.59%, 02/10/42(a)(d)		6,719	6,638,299
Series 2020-ABC, Class D, 3.59%, 02/10/42(a)(d)		3,320	3,161,262
MHC Commercial Mortgage Trust
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.10%), 2.19%, 04/15/38(a)(d)		15,630	15,678,481
Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.60%), 2.69%, 04/15/38(a)(d)		6,420	6,434,166
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A4, 3.72%, 07/15/50.		1,016	1,099,904
Series 2015-C23, Class D, 4.28%, 07/15/50(a)(d)		110	110,927
Series 2015-C25, Class B, 4.68%, 10/15/48(d)		2,910	3,191,078
Series 2015-C25, Class C, 4.68%, 10/15/48(d)		430	459,199
Series 2015-C26, Class D, 3.06%, 10/15/48(a)		209	203,591
Series 2017-C33, Class C, 4.56%, 05/15/50(d)		840	868,243
Morgan Stanley Capital I Trust
Series 2007-T27, Class AJ, 6.22%, 06/11/42(d)		1,685	1,712,758
Series 2014-150E, Class D, 4.44%, 09/09/32(a)(d)		3,015	3,080,452
Series 2014-150E, Class F, 4.44%, 09/09/32(a)(d)		508	488,384
Series 2015-MS1, Class A4, 3.78%, 05/15/48(d)		420	455,966
Series 2015-MS1, Class C, 4.17%, 05/15/48(d)		1,060	1,076,330
Series 2015-MS1, Class D, 4.17%, 05/15/48(a)(d)		310	281,286
Series 2017-CLS, Class E, (1 mo. LIBOR US + 1.95%), 2.03%, 11/15/34(a)(d)		471	471,149
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.60%), 2.68%, 11/15/34(a)(d)		6,092	6,095,599
Series 2017-H1, Class C, 4.28%, 06/15/50(d)		560	590,581
Series 2017-H1, Class D, 2.55%, 06/15/50(a)		4,190	3,531,865
Series 2017-HR2, Class D, 2.73%, 12/15/50(e)		430	365,930
Series 2018-H3, Class A5, 4.18%, 07/15/51		175	198,207
Series 2018-H3, Class C, 5.01%, 07/15/51(d)		420	471,931
Series 2018-H4, Class C, 5.24%, 12/15/51(d)		670	729,038
Series 2018-L1, Class A3, 4.14%, 10/15/51		940	1,054,381
Series 2018-MP, Class E, 4.42%, 07/11/40(a)(d)		2,730	2,528,079
Series 2018-SUN, Class A, (1 mo. LIBOR US + 0.90%), 0.98%, 07/15/35(a)(d)		1,410	1,409,991
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 2.63%, 07/15/35(a)(d)		417	414,639
Series 2019-L2, Class A4, 4.07%, 03/15/52		1,485	1,684,728
Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.24%), 3.74%, 12/15/36(a)(d)		1,066	1,065,500
Series 2020-L4, Class D, 2.50%, 02/15/53(a) .		120	109,010
Morgan Stanley Capital I, Inc., Series 2018-H3, Class D, 3.00%, 07/15/51(a)		549	509,832

106	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
MSCG Trust, Series 2018-SELF, Class F, (1 mo. LIBOR US + 3.05%), 3.13%, 10/15/37(a)(d)	USD	3,450	$3,449,965
MSDB Trust, Series 2017-712F, Class B, 3.57%, 07/11/39(a)(d)		1,650	1,744,736
Natixis Commercial Mortgage Securities Trust
Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.95%), 1.03%, 06/15/35(a)(d)		749	739,242
Series 2018-FL1, Class MCR1, (1 mo. LIBOR US + 2.35%), 2.43%, 06/15/35(a)(d)		646	638,404
Series 2018-SOX, Class A, 4.40%, 06/17/38(a)		4,162	4,622,378
Series 2019-LVL, Class D, 4.44%, 08/15/38(a)		1,550	1,517,279
Series 2020-AGC, Class A, (1 mo. LIBOR US + 2.55%), 2.95%, 08/18/25(a)(d)		19,914	20,258,424
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 05/10/39(a)(d)		2,910	2,622,699
One Market Plaza Trust, Series 2017-1MKT, Class D, 4.15%, 02/10/32(a)		4,327	4,379,839
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 2.83%, 01/15/26(a)(d)		960	967,203
PFP Ltd.
Series 2019-5, Class A, (1 mo. LIBOR US + 0.97%), 1.06%, 04/14/36(a)(c)(d)		391	390,398
Series 2019-5, Class AS, (1 mo. LIBOR US + 1.42%), 1.51%, 04/14/36(a)(c)(d)		900	898,987
Scorpio European Loan Conduit No. 34 DAC, Series 34A, Class C, (3 mo. LIBOR GBP + 2.10%), 2.17%, 05/17/29(a)(d)	GBP	1,184	1,594,830
SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class D, 3.59%, 09/15/39(a)(d)	USD	2,200	2,182,088
TPGI Trust
Series 2021-DGWD, Class F, (1 mo. LIBOR US + 3.00%), 3.08%, 06/15/26(a)(d)		1,830	1,825,410
Series 2021-DGWD, Class G, (1 mo. LIBOR US + 3.85%), 3.93%, 06/15/26(a)(d)		1,275	1,274,997
U.S.
Series 2018-USDC, Class E, 4.64%, 05/13/38(a)(d)		1,890	1,618,462
Series 2018-USDC, Class F, 4.64%, 05/13/38(a)(d)		1,420	1,079,087
UBS Commercial Mortgage Trust, Series 2017-C7, Class A4, 3.68%, 12/15/50		880	970,858
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class D, 5.21%, 08/10/49(a)(d)		570	581,200
VCC Trust, Series 2020-MC1, Class A, 4.50%, 06/25/45(a)(d)		6,368	6,373,451
Velocity Commercial Capital Loan Trust
Series 2014-1, Class M7, 8.08%, 09/25/44(a)(d)		2,387	2,244,085
Series 2016-1, Class M4, 8.63%, 04/25/46(a)(d)		370	373,556
Series 2016-2, Class M3, 5.50%, 10/25/46(d) .		137	136,911
Series 2016-2, Class M4, 7.23%, 10/25/46(d) .		370	373,590
Series 2017-1, Class M2, 4.45%, 05/25/47(a)(d)		410	411,528
Series 2017-1, Class M3, 5.35%, 05/25/47(a)(d)		410	416,800

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Velocity Commercial Capital Loan Trust
Series 2017-2, Class M3, 4.24%, 11/25/47(a)(d)	USD	402	$405,444
Series 2017-2, Class M4, 5.00%, 11/25/47(a)(d)		243	240,375
Series 2018-1, Class M2, 4.26%, 04/25/48(a)		241	249,118
Series 2020-1, Class M1, 2.80%, 02/25/50(a)(d)		1,056	1,079,323
Series 2020-1, Class M2, 2.98%, 02/25/50(a)(d)		1,154	1,168,162
VNDO Trust, Series 2016-350P, Class D, 4.03%, 01/10/35(a)(d)		3,390	3,464,400
Wells Fargo Commercial Mortgage Trust
Series 2015-P2, Class D, 3.24%, 12/15/48(a)		884	761,345
Series 2016-C32, Class A3FL, (1 mo. LIBOR US + 1.42%), 1.50%, 01/15/59(d)		3,208	3,193,845
Series 2016-C34, Class A3FL, (1 mo. LIBOR US + 1.04%), 1.12%, 06/15/49(a)(d)		1,830	1,849,301
Series 2016-NXS5, Class B, 5.12%, 01/15/59(d)		860	945,971
Series 2017-C39, Class D, 4.49%, 09/15/50(a)(d)		594	558,357
Series 2017-C41, Class B, 4.19%, 11/15/50(d)		1,710	1,834,890
Series 2017-C41, Class D, 2.60%, 11/15/50(a)(d)		1,172	963,345
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.85%), 0.93%, 12/13/31(a)(d)		1,508	1,495,181
Series 2018-1745, Class A, 3.87%, 06/15/36(a)(d)		1,987	2,185,268
Series 2018-C44, Class D, 3.00%, 05/15/51(a)		348	319,381
Series 2018-C45, Class C, 4.73%, 06/15/51		530	582,890
Series 2018-C48, Class B, 4.90%, 01/15/52(d)		3,612	4,157,879
Series 2019-C52, Class C, 3.56%, 08/15/52		465	480,289
Series 2020-SDAL, Class D, (1 mo. LIBOR US + 2.09%), 2.17%, 02/15/37(a)(d)		1,530	1,491,718
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 2.82%, 02/15/37(a)(d)		1,300	1,256,025
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.20%, 11/15/47(d)		770	778,839

			818,805,124

Interest Only Collateralized Mortgage Obligations — 0.0%
JPMorgan Mortgage Trust
Series 2021-INV5, Class A2X, 0.50%, 12/25/51(a)(d)		114,194	1,752,883
Series 2021-INV5, Class A5X, 0.50%, 12/25/51(a)(d)		6,717	100,759
Series 2021-INV5, Class AX1, 0.19%, 12/25/51(a)(d)		120,912	674,729
Seasoned Credit Risk Transfer Trust,
Series 2017-3, Class BIO, 0.90%, 07/25/56(a)(d)		3,204	319,844
Voyager OPTONE Delaware Trust,
Series 2009-1, Class SAA7, 7.04%, 02/25/38(a)(d)		13,220	4,077,665

			6,925,880

Interest Only Commercial Mortgage-Backed Securities — 0.2%
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.27%, 06/05/37(a)(d)		13,000	126,482

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Banc of America Commercial Mortgage Trust
Series 2017-BNK3, Class XB, 0.78%, 02/15/50(d)	USD	11,850	$381,237
Series 2017-BNK3, Class XD, 1.43%, 02/15/50(a)(d)		5,000	302,250
BANK, Series 2019-BN20, Class XB, 0.46%, 09/15/62(d)		39,279	1,095,766
Barclays Commercial Mortgage Trust,
Series 2019-C3, Class XA, 1.50%, 05/15/52(d)		9,908	851,977
BBCMS Mortgage Trust
Series 2015-SRCH, Class XA, 1.10%, 08/10/35(a)(d)		17,189	730,683
Series 2020-C7, Class XB, 1.10%, 04/15/53(d)		1,596	128,041
Benchmark Mortgage Trust
Series 2019-B13, Class XA, 1.26%, 08/15/57(d)		57,947	4,046,067
Series 2019-B9, Class XA, 1.21%, 03/15/52(d)		13,334	876,320
Series 2020-B17, Class XB, 0.65%, 03/15/53(d)		7,100	261,635
Series 2020-B21, Class XA, 1.57%, 12/17/53(d)		9,320	991,040
Series 2021-B23, Class XA, 1.39%, 02/15/54(d)		27,582	2,563,466
Series 2021-B25, Class XA, 1.23%, 04/15/54(d)		15,048	1,276,701
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class XD, 1.86%, 01/10/48(a)(d)		5,497	363,642
Series 2016-C4, Class XB, 0.87%, 05/10/58(d)		5,810	178,367
Citigroup Commercial Mortgage Trust,
Series 2020-420K, Class X, 0.91%, 11/10/42(a)(d)		46,500	2,920,102
Commercial Mortgage Pass-Through Certificates
Series 2013-CR6, Class XA, 1.14%, 03/10/46(d)		15,935	106,010
Series 2015-3BP, Class XA, 0.17%, 02/10/35(a)(d)		150,000	463,500
Series 2015-CR25, Class XA, 0.97%, 08/10/48(d)		4,560	124,776
Series 2018-COR3, Class XD, 1.75%, 05/10/51(a)(d)		3,200	308,650
CSAIL Commercial Mortgage Trust
Series 2017-CX10, Class XB, 0.22%, 11/15/50(d)		12,490	177,016
Series 2019-C16, Class XA, 1.73%, 06/15/52(d)		30,542	3,003,863
Series 2019-C17, Class XA, 1.51%, 09/15/52(d)		10,346	882,130
Series 2019-C17, Class XB, 0.70%, 09/15/52(d)		19,090	752,528
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.43%, 04/10/37(a)(d)		21,535	461,280
Deutsche Bank JPMorgan Mortgage Trust,
Series 2017-C6, Class XD, 1.00%, 06/10/50(d)		5,780	267,730
FREMF Mortgage Trust, Series 2019-KW08, Class X2A, 0.10%, 01/25/29(a)		151,488	918,474

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class X1, 0.40%, 05/03/32(a)(d)	USD	21,000	$194,773
GS Mortgage Securities Trust
Series 2019-GSA1, Class XA, 0.96%, 11/10/52(d)		14,640	850,657
Series 2020-GSA2, Class XA, 1.85%, 12/12/53(a)(d)		37,348	4,707,178
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class XA, 0.98%, 09/15/47(d)		1,882	37,536
Series 2014-C23, Class XA, 0.76%, 09/15/47(d)		24,919	381,477
Series 2015-C29, Class XA, 0.78%, 05/15/48(d)		1,652	32,061
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(d)		4,940	162,180
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11, Class XB, 0.65%, 04/15/46(d)		4,570	34,953
Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(d)		13,040	422,624
Ladder Capital Commercial Mortgage Trust,
Series 2013-GCP, Class XA, 1.34%, 02/15/36(a)(d)		3,795	229,728
LSTAR Commercial Mortgage Trust,
Series 2017-5, Class X, 1.10%, 03/10/50(a)(d)		3,028	79,882
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19, Class XF, 1.33%, 12/15/47(a)(d)		4,370	148,798
Series 2015-C26, Class XD, 1.47%, 10/15/48(a)(d)		4,490	217,765
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class XD, 1.76%, 03/15/49(a)(d)		13,984	917,770
Series 2017-H1, Class XD, 2.32%,
06/15/50(a)(d)		3,293	330,387
Series 2019-H6, Class XB, 0.87%, 06/15/52(d)		23,510	1,159,043
Series 2019-L2, Class XA, 1.19%, 03/15/52(d)		8,799	558,534
Olympic Tower Mortgage Trust, Series 2017-OT,
Class XA, 0.51%, 05/10/39(a)(d)		36,697	760,729
One Market Plaza Trust
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32(a)(d)		53,230	31,938
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(a)(d)(e)		10,646	10,646
UBS Commercial Mortgage Trust
Series 2019-C17, Class XA, 1.62%, 10/15/52(d)		32,332	3,050,379
Series 2019-C18, Class XA, 1.17%, 12/15/52(d)		35,433	2,279,336
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS4, Class XA, 1.19%, 12/15/48(d)		2,308	83,736
Series 2016-BNK1, Class XD, 1.40%, 08/15/49(a)(d)		4,420	226,967

108	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust
Series 2019-C50, Class XA, 1.58%, 05/15/52(d)	USD	24,549	$2,070,863
Series 2020-C58, Class XA, 2.01%, 07/15/53(d)		17,352	2,338,126

			45,877,799
Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(a)(o)		1,549	518,527

Total Non-Agency Mortgage-Backed Securities — 7.1% (Cost: $1,527,756,069)			1,531,560,641

Preferred Securities

Capital Trusts — 0.8%

Banks — 0.4%
Banco Davivienda SA, 6.65%(a)(c)(m)		840	892,133
Banco Industrial SA, 4.88%, 01/29/31(a)(c)		239	242,062
Bangkok Bank PCL, 5.00%(c)(f)(m)		2,634	2,739,031
Bank of America Corp., Series FF, 5.88%(m)		10,500	11,984,175
Bank of China Hong Kong Ltd., 5.90%(c)(f)(m)		980	1,049,825
Bank of Communications Co. Ltd., 3.80%(c)(f)(m) .		2,447	2,533,257
Bank of East Asia Ltd.
5.83%(c)(f)(m)		1,881	1,965,645
5.88%(c)(f)(m)		1,884	1,947,585
Burgan Bank SAK, 5.75%(c)(f)(m)		1,729	1,761,743
Citigroup, Inc.
3.88%(m)		6,991	7,139,559
Series W, 4.00%(m)		18,332	18,995,618
Emirates NBD Bank PJSC
6.13%(c)(f)(m)		3,599	3,795,865
6.13%(c)(f)(m)		750	817,875
HDFC Bank Ltd., 3.70%(c)(f)(m)		2,800	2,786,000
HSBC Holdings PLC, 4.70%(c)(m)		10,677	10,823,809
Industrial & Commercial Bank of China Ltd., 3.20%(c)(f)(m)		1,210	1,213,025
Kasikornbank PCL, 5.28%(c)(f)(m)		3,507	3,669,856
Kookmin Bank, 4.35%(c)(f)(m)		1,307	1,379,947
Krung Thai Bank PCL, 4.40%(c)(f)(m)		1,314	1,310,715
Lehman Brothers Holdings Capital Trust VII, 5.86%(e)(i)(m)(n)		1,888	—
Nanyang Commercial Bank Ltd., 5.00%(c)(f)(m)		1,506	1,520,589
NBK Tier 1 Financing Ltd., 3.63%(a)(c)(m)		3,798	3,800,374
Rizal Commercial Banking Corp., 6.50%(c)(f)(m)		1,503	1,589,704
Shinhan Financial Group Co. Ltd., 2.88%(c)(f)(m)		1,810	1,796,425
TMB Bank PCL, 4.90%(c)(f)(m)		1,508	1,522,420
United Overseas Bank Ltd., 3.88%(c)(f)(m)		300	311,119
Woori Bank, 4.25%(c)(f)(m)		1,400	1,454,950

			89,043,306

Capital Markets — 0.4%
Bank of New York Mellon Corp.
3.70%(m)		2,900	3,039,606
Series E, (3 mo. LIBOR US + 3.42%), 3.54%(d)(m)		4,380	4,402,249
Series F, 4.63%(m)		9,722	10,548,370
Charles Schwab Corp., Series H, 4.00%(m)		12,500	12,893,750
State Street Corp.
Series F, (3 mo. LIBOR US + 3.60%), 3.71%(d)(m)		1,338	1,344,422
Series H, 5.63%(m)		19,655	20,801,519

Security		Par (000)	Value

Capital Markets (continued)
UBS Group AG
4.38%(a)(c)(m)	USD	2,280	$2,303,256
7.00%(a)(c)(m)		15,350	16,746,236

			72,079,408

Commercial Services & Supplies — 0.0%
King Talent Management Ltd., 5.60%(c)(f)(m)		600	561,000

Insurance — 0.0%
Hanwha Life Insurance Co. Ltd., 4.70%(c)(f)(m)		1,480	1,544,102
Heungkuk Life Insurance Co. Ltd., 4.48%(c)(f)(m)		1,000	1,013,313
KDB Life Insurance Co. Ltd., 7.50%(c)(f)(m)		630	634,646
Tongyang Life Insurance Co. Ltd., 5.25%(c)(f)(m)		950	1,004,625

			4,196,686

Real Estate Management & Development — 0.0%
MAF Global Securities Ltd., 5.50%(c)(f)(m)		1,341	1,357,776
Nan Fung Treasury III Ltd., 5.00%(c)(f)(m)		1,370	1,375,395
NWD Finance BVI Ltd., 4.13%(c)(f)(m)		4,014	3,963,825

			6,696,996

Total Capital Trusts — 0.8%			172,577,396

		Shares

Preferred Stocks — 0.1%

Household Durables — 0.1%
Dream Finders Homes, Inc., 9.00%		15,124	14,972,760

Total Preferred Stocks — 0.1%			14,972,760

Total Preferred Securities — 0.9% (Cost: $182,838,232)			187,550,156

Rights

Diversified Financial Services — 0.0%
Crown PropTech Acquisitions(e)		214,560	102,989

Total Rights — 0.0% (Cost: $321,840)			102,989

		Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.0%
Fannie Mae, 6.63%, 11/15/30	USD	1,450	2,070,200

Collateralized Mortgage Obligations — 0.3%
Fannie Mae, Series 2003-W5, Class A, (1 mo. LIBOR US + 0.11%), 0.30%, 04/25/33(d)		1	1,306
Freddie Mac
Series 2015-DN1, Class B, (1 mo. LIBOR US + 11.50%), 11.59%, 01/25/25(d)		405	412,639
Series 2015-HQ2, Class B, (1 mo. LIBOR US + 7.95%), 8.04%, 05/25/25(d)		519	538,051
Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.15%), 5.24%, 10/25/29(d)		590	644,531
Series 2017-DNA3, Class B1, (1 mo. LIBOR US + 4.45%), 4.54%, 03/25/30(d)		1,860	1,966,450
Series 2017-HRP1, Class M2, (1 mo. LIBOR US + 2.45%), 2.54%, 12/25/42(d)		468	471,355
Series 2020-DNA4, Class M2, (1 mo. LIBOR US + 3.75%), 3.84%, 08/25/50(a)(d)		1,682	1,696,752

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 2020-DNA5, Class B1, (Secured Overnight Financing Rate (30-day) + 4.80%), 4.85%, 10/25/50(a)(d)	USD	990	$1,057,089
Series 2020-DNA6, Class B1, (Secured Overnight Financing Rate (30-day) + 3.00%), 3.05%, 12/25/50(a)(d)		3,640	3,685,578
Series 2020-HQA5, Class B1, (Secured Overnight Financing Rate (30-day) + 4.00%), 4.05%, 11/25/50(a)(d)		2,410	2,532,014
Series 2021-DNA1, Class B1, (Secured Overnight Financing Rate (30-day) + 2.65%), 2.70%, 01/25/51(a)(d)		8,510	8,550,692
Series 2021-DNA1, Class B2, (Secured Overnight Financing Rate (30-day) + 4.75%), 4.80%, 01/25/51(a)(d)		5,220	5,337,005
Series 2021-DNA2, Class B1, (Secured Overnight Financing Rate (30-day) + 3.40%), 3.45%, 08/25/33(a)(d)		7,000	7,254,570
Series 2021-DNA2, Class B2, (Secured Overnight Financing Rate (30-day) + 6.00%), 6.05%, 08/25/33(a)(d)		6,320	7,205,466
Series 2021-DNA3, Class B1, (Secured Overnight Financing Rate (30-day) + 3.50%), 3.55%, 10/25/33(a)(d)		7,155	7,495,538
Series 2021-HQA1, Class B1, (Secured Overnight Financing Rate (30-day) + 3.00%), 3.05%, 08/25/33(a)(d)		8,632	8,738,128
Series 2021-HQA1, Class B2, (Secured Overnight Financing Rate (30-day) + 5.00%), 5.05%, 08/25/33(a)(d)		5,190	5,347,956
Series 2021-HQA3, Class B1, (Secured Overnight Financing Rate (30-day) + 3.35%), 3.40%, 09/25/41(a)(d)		4,716	4,715,946

			67,651,066

Commercial Mortgage-Backed Securities — 0.0%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32(d)		590	646,393

Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae
Series 2020-32, Class PI, 4.00%, 05/25/50		9,084	1,353,358
Series 2020-96, Class IB, 3.00%, 01/25/51		6,327	855,640
Series 2021-3, Class JI, 2.50%, 02/25/51		9,488	1,204,076
Series 2021-50, Class IO, 4.00%, 08/25/51		12,138	1,891,405
Series 2021-65, Class PI, 3.00%, 10/25/51		6,770	659,017
Freddie Mac
Series 4940, Class PI, 4.00%, 07/25/49		4,100	392,792
Series 4995, Class BI, 4.50%, 06/25/50		4,244	618,540
Series 4999, Class QI, 4.00%, 05/25/50		4,528	718,090
Series 5014, Class DI, 4.00%, 09/25/50		3,139	464,204
Series 5018, Class CI, 4.50%, 10/25/50		4,169	657,886
Series 5029, Class GI, 2.00%, 10/25/50		4,910	518,371
Series 5057, Class TI, 3.00%, 11/25/50		7,799	1,208,279
Series 5082, Class IW, 3.00%, 03/25/51		6,771	843,118
Series 5097, Class ID, 2.50%, 04/25/51		8,550	1,113,538
Series 5100, Class MI, 3.50%, 09/25/48		6,663	1,044,270
Series 5129, Class IO, 3.00%, 09/25/50		3,310	307,535
Series 5139, Class IG, 3.00%, 09/25/51		7,729	770,408
Series 5142, Class IP, 3.00%, 09/25/51		3,463	365,814
Series 5142, Class PI, 3.00%, 09/25/51		4,262	466,652
Series 5145, Class HI, 3.00%, 09/25/51		3,059	306,337
Series 5155, Class JI, 3.00%, 10/25/51		6,100	625,250

Security		Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 5155, Class KI, 3.00%, 10/25/51	USD	3,100	$327,437
Series 5155, Class NI, 3.00%, 10/25/51		8,400	850,500
Ginnie Mae
Series 2020-144, Class IO, 2.50%, 09/20/50		8,773	1,056,969
Series 2020-146, Class DI, 2.50%, 10/20/50		6,840	808,751
Series 2020-151, Class MI, 2.50%, 10/20/50		36,173	4,407,393
Series 2020-175, Class DI, 2.50%, 11/20/50		2,520	294,552
Series 2020-185, Class MI, 2.50%, 12/20/50		8,444	1,049,869
Series 2021-15, Class GI, 3.50%, 01/20/51		5,123	699,688

			25,879,739

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac
Series K099, Class X1, 1.01%, 09/25/29(d)		15,458	969,834
Series K110, Class X1, 1.81%, 04/25/30(d)		8,475	1,047,722
Series K111, Class X1, 1.68%, 05/25/30(d)		20,300	2,390,006
Series K121, Class X1, 1.12%, 10/25/30(d)		13,881	1,097,900
Series K122, Class X1, 0.97%, 11/25/30(d)		7,725	532,832
Series KL06, Class XFX, 1.36%, 12/25/29		6,710	591,747
Series KW09, Class X1, 0.94%, 05/25/29(d)		36,897	1,874,236
Ginnie Mae
Series 2012-23, Class IO, 0.20%, 06/16/53(d)		1,515	9,875
Series 2013-191, Class IO, 0.37%, 11/16/53(d)		1,702	21,253
Series 2013-30, Class IO, 0.60%, 09/16/53(d)		6,295	111,790
Series 2013-63, Class IO, 0.76%, 09/16/51(d)		9,579	263,793
Series 2013-78, Class IO, 0.46%, 10/16/54(d)		7,361	145,445
Series 2015-173, Class IO, 0.70%, 09/16/55(d)		4,178	142,616
Series 2015-22, Class IO, 0.55%, 03/16/55(d)		4,606	113,794
Series 2015-37, Class IO, 0.65%, 10/16/56(d)		1,084	39,277
Series 2015-48, Class IO, 0.61%, 02/16/50(d)		2,792	78,954
Series 2016-110, Class IO, 0.92%, 05/16/58(d)		3,512	181,169
Series 2016-113, Class IO, 1.09%, 02/16/58(d)		4,293	262,872
Series 2016-125, Class IO, 0.82%, 12/16/57(d)		4,673	220,574
Series 2016-165, Class IO, 0.75%, 12/16/57(d)		2,206	106,332
Series 2016-26, Class IO, 0.76%, 02/16/58(d)		16,675	641,722
Series 2016-36, Class IO, 0.74%, 08/16/57(d)		1,455	57,588
Series 2016-92, Class IO, 0.77%, 04/16/58(d)		2,804	123,353
Series 2016-96, Class IO, 0.80%, 12/16/57(d)		4,812	225,415

			11,250,099

Mortgage-Backed Securities — 52.9%
Fannie Mae Mortgage-Backed Securities
2.00%, 10/01/31 - 03/01/32		10,051	10,386,970
2.50%, 09/01/27 - 12/01/35		114,366	120,479,936
3.00%, 04/01/28 - 08/01/50		153,206	164,142,269
3.50%, 08/01/28 - 08/01/50		106,494	115,212,351

110	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Fannie Mae Mortgage-Backed Securities
4.00%, 08/01/31 - 01/01/51	USD	70,005	$76,702,491
4.50%, 02/01/25 - 02/01/50		231,686	257,308,187
5.00%, 11/01/32 - 05/01/49		28,259	31,649,948
5.50%, 12/01/32 - 04/01/41		14,635	16,852,904
6.00%, 02/01/34 - 06/01/41		8,709	10,111,803
6.50%, 05/01/40		1,730	2,039,770
Freddie Mac Mortgage-Backed Securities
2.50%, 04/01/27 - 04/01/31		13,368	14,050,975
3.00%, 09/01/27 - 08/01/50		141,777	152,101,397
3.50%, 02/01/31 - 08/01/50		192,772	209,101,540
4.00%, 08/01/40 - 06/01/50		115,975	128,477,598
4.50%, 02/01/39 - 10/01/50		116,471	128,181,176
5.00%, 07/01/35 - 11/01/48		7,361	8,310,204
5.50%, 02/01/35 - 06/01/41		1,943	2,261,147
Ginnie Mae Mortgage-Backed Securities
2.00%, 10/15/51(s)		306,863	311,286,145
2.50%, 10/15/51(s)		291,115	300,519,380
3.00%, 12/20/44 - 10/15/51(s)(t)		1,133,630	1,185,184,768
3.50%, 01/15/42 - 10/15/51(s)		410,634	432,724,795
4.00%, 04/20/39 - 10/15/51(s)		106,502	113,617,795
4.50%, 12/20/39 - 10/15/51(s)		35,942	38,868,150
5.00%, 04/15/33 - 10/15/51(s)		35,108	38,082,522
Uniform Mortgage-Backed Securities
1.50%, 10/01/36 - 10/01/51(s)		534,947	525,190,726
2.00%, 10/01/36 - 10/01/51(s)		1,924,995	1,935,214,421
2.50%, 10/01/36 - 10/01/51(s)		3,883,170	4,003,018,365
3.00%, 10/01/36 - 10/01/51(s)		639,060	668,558,980
3.50%, 10/01/36 - 10/01/51(s)		243,738	257,971,009
4.00%, 10/01/51(s)		133,494	143,023,699
4.50%, 10/01/51(s)		1,334	1,442,701
5.00%, 10/01/51(s)		42,159	46,341,963

			11,448,416,085

Total U.S. Government Sponsored Agency Securities — 53.4% (Cost: $11,545,516,607)			11,555,913,582

U.S. Treasury Obligations
U.S. Treasury Bonds
4.63%, 02/15/40		10,812	15,453,980
1.13%, 05/15/40 - 08/15/40		18,140	15,644,687
3.88%, 08/15/40		10,812	14,177,235
1.38%, 11/15/40		9,070	8,147,411
4.25%, 11/15/40		10,812	14,860,165
1.88%, 02/15/41		63,136	61,754,900
1.75%, 08/15/41		286	273,207
2.50%, 02/15/45(u)		102,915	111,140,160
2.75%, 11/15/47(u)		103,431	117,515,394
3.00%, 02/15/48(t)		102,915	122,372,367
U.S. Treasury Notes
1.75%, 07/15/22 - 11/15/29(h)		253,010	258,093,549
0.50%, 03/15/23 - 05/31/27		436,195	431,569,891
0.13%, 03/31/23 - 05/31/23		102,915	102,780,996
0.25%, 04/15/23		167,495	167,619,313
1.50%, 10/31/24 - 02/15/30		85,515	87,300,899
2.25%, 11/15/24 - 08/15/27		147,346	155,295,320
0.38%, 04/30/25 - 12/31/25		261,996	258,399,380
0.75%, 05/31/26		40,427	40,087,476
0.63%, 03/31/27		60,677	59,209,849
2.38%, 05/15/27		20,160	21,561,750
1.25%, 03/31/28 - 05/31/28		52,269	52,232,249
3.13%, 11/15/28		6,518	7,323,075

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
1.63%, 08/15/29 - 05/15/31	USD	38,077	$38,737,717
1.13%, 02/15/31		6,518	6,313,294

Total U.S. Treasury Obligations — 10.0% (Cost: $2,227,304,848)			2,167,864,264

		Shares

Warrants(i)

Automobiles — 0.0%
EVgo, Inc. (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)		118,340	211,828
Hyzon Motors, Inc. (Issued/Exercisable 12/10/20, 1 Share for 1 Warrant, Expires 10/02/25, Strike Price USD 11.50)		196,188	280,549
Lightning eMotors, Inc. (Issued/Exercisable 12/15/25, 1 Share for 1 Warrant, Expires 12/15/25, Strike Price USD 11.50)		216,261	685,195

			1,177,572

Capital Markets — 0.0%
Cano Health, Inc. (Issued/Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 07/06/25, Strike Price USD 11.50)		98,960	408,705

Diversified Financial Services — 0.0%
Austerlitz Acquisition Corp. I (Issued/Exercisable 02/17/21, 1 Share for 1 Warrant, Expires 02/19/26, Strike Price USD 11.50)		29,828	50,409
KINS Technology Group, Inc. (Issued/Exercisable 10/31/25, 1 Share for 1 Warrant, Expires 10/31/25, Strike Price USD 11.50)(e)		469,648	263,003
Lakestar Spac I SE (Issued/Exercisable 02/22/21, 1 Share for 1 Warrant, Expires 12/31/25, Strike Price EUR 11.50)		35,820	22,821
Rotor Acquisition Corp. (Issued/Exercisable 01/31/26, 1 Share for 1 Warrant, Expires 01/31/26, Strike Price USD 11.50)(e)		78,620	81,765
Science Strategic Acquisition Corp. Alpha (Issued/Exercisable 01/22/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)		55,798	39,058
Tishman Speyer Innovation Corp. II (Issued/Exercisable 01/27/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)		19,914	16,728
TPG Pace Beneficial Finance Corp. (Issued/Exercisable 11/17/20, 1 Share for 1 Warrant, Expires 10/09/27, Strike Price USD 11.50)		52,890	104,722

			578,506

Electrical Equipment — 0.0%
Volta, Inc. (Issued/Exercisable 10/22/20, 1 Share for 1 Warrant, Expires 06/14/27, Strike Price USD 11.50)		121,900	312,064

Interactive Media & Services — 0.0%
Genius Sports Ltd. (Issued/Exercisable 03/30/21, 1 Share for 1 Warrant, Expires 12/31/28, Strike Price USD 11.50)		319,200	2,279,088

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Machinery — 0.0%
Sarcos Technology and Robotics Corp. (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD 11.50)		267,475	$208,630

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/28/24, Strike Price USD 11.50)		4,466	53,592

Real Estate Management & Development — 0.0%
Offerpad Solutions, Inc. (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 10/13/25, Strike Price USD 11.50)		171,262	299,709
Target Hospitality Corp. (Issued/Exercisable 03/05/18, 1 Share for 1 Warrant, Expires 03/05/25, Strike Price USD 11.50)		8,280	3,146

			302,855

Software — 0.0%
CCC Intelligent Solutions Holdings, Inc. (Issued/Exercisable 08/14/20, 1 Share for 1 Warrant, Expires 08/14/25, Strike Price USD 11.50)		53,462	124,032
Latch, Inc. (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 12/31/26, Strike Price USD 11.50)		89,742	296,149

			420,181

Total Warrants — 0.0% (Cost: $12,961,908)			5,741,193

Total Long-Term Investments — 130.4% (Cost: $28,039,986,940)			28,201,429,355

Short-Term Securities(r)(v)

Money Market Funds — 10.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%		2,208,093,771	2,208,093,771
SL Liquidity Series, LLC, Money Market Series, 0.13%(w)		60,241,673	60,259,745

Total Short-Term Securities — 10.5% (Cost: $2,268,353,516)			2,268,353,516

Options Purchased — 0.2%
(Cost: $49,783,524)			40,941,082

Total Investments Before Options Written and TBA Sale Commitments — 141.1% (Cost: $30,358,123,980)			30,510,723,953

Investments Sold Short

		Par (000)

TBA Sale Commitments(s)

Mortgage-Backed Securities — (15.0)%
Ginnie Mae Mortgage-Backed Securities
3.00%, 10/15/51	USD	242,047	(252,882,386)
3.50%, 10/15/51		195,283	(205,340,619)
4.00%, 10/15/51		2,892	(3,068,966)
4.50%, 10/15/51		2,024	(2,158,091)
Uniform Mortgage-Backed Securities
1.50%, 10/01/51		192,732	(187,221,071)
2.00%, 10/01/51		781,036	(783,141,827)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
2.50%, 10/01/51	USD	1,084,076	$(1,117,051,192)
3.00%, 10/01/36 - 10/01/51		568,556	(594,677,050)
3.50%, 10/01/36 - 10/01/51		68,858	(72,863,622)
4.00%, 10/01/51		6,549	(7,016,512)
4.50%, 10/01/51		23,996	(25,951,314)

Total TBA Sale Commitments — (15.0)% (Proceeds: $(3,261,395,826))			(3,251,372,650)

		Shares

Common Stocks

Machinery — (0.0)%
Markforged Holding Corp.		(19,859)	(130,275)

Total Common Stocks — (0.0)% (Cost: $(160,193))			(130,275)

Total Investments Sold Short — (15.0)% (Proceeds: $(3,261,556,019))			(3,251,502,925)

Options Written — (0.1)%
(Premiums Received: $(14,675,459))			(14,167,855)

Total Investments Net of Options Written and TBA Sale Commitments — 126.0% (Cost: $27,081,892,502)			27,245,053,173

Liabilities in Excess of Other Assets — (26.0)%			(5,619,371,655)

Net Assets — 100.0%			$21,625,681,518

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)	U.S. dollar denominated security issued by foreign domiciled entity.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)

Restricted security as to resale, excluding 144A securities. The Master Portfolio held restricted securities with a current value of $73,616,087, representing 0.3% of its net assets as of period end, and an original cost of $84,060,650.

(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	Non-income producing security.
(j)	All or a portion of this security is on loan.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Convertible security.
(m)	Perpetual security with no stated maturity date.
(n)	Issuer filed for bankruptcy and/or is in default.
(o)	Zero-coupon bond.
(p)	Issuer is a U.S. branch of a foreign domiciled bank.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	Affiliate of the Master Portfolio.
(s)	Represents or includes a TBA transaction.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(u)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(v)	Annualized 7-day yield as of period end.
(w)	All or a portion of this security was purchased with the cash collateral from loaned securities.

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Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended September 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/21	Par/Shares Held at 09/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$3,188	$—		$(533)	$2	$(134)	$2,523	2,839	$—		$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	178,500,805	2,029,592,966	(a)	—	—	—	2,208,093,771	2,208,093,771	191,608		—
iShares 0-5 Year High Yield Corporate Bond ETF(b)	—	345,143		(347,921)	2,778	—	—	—	3,316		—
iShares China Large- Cap ETF(b)	—	53,254,800		(46,680,862)	(6,573,938)	—	—	—	170,641		—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	—	2,683,640		(2,650,137)	(33,503)	—	—	—	51		—
iShares iBoxx High Yield Corporate Bond ETF	127,840,947	479,826,878		(566,509,256)	8,546,007	713,374	50,417,950	576,271	6,108,924		—
SL Liquidity Series, LLC, Money Market Series	56,783,936	3,496,245	(a)	—	(20,490)	54	60,259,745	60,241,673	1,029,639	(c)	—

					$1,920,856	$713,294	$2,318,773,989		$7,504,179		$—

(a)	Represents net shares purchased (sold).
(b)	As of period end, the entity is no longer held by the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bobl	439	12/08/21	$68,614	$(26,576)
Euro-BTP Italian Government Bond	89	12/08/21	15,665	(46,471)
Euro-Bund	244	12/08/21	47,997	26,457
NASDAQ 100 E-Mini Index	2	12/17/21	587	(6,963)
U.S. Treasury Long-Term Bonds	6,105	12/21/21	972,031	(18,254,361)
U.S. Ultra Treasury Bonds	4,872	12/21/21	930,857	(20,339,004)
10 Year U.K. Gilt	911	12/29/21	153,619	(720,569)
U.S. Treasury Notes (2 Year)	4,702	12/31/21	1,034,697	(609,139)
U.S. Treasury Notes (5 Year)	6,327	12/31/21	776,590	(419,001)
Canadian Bankers Acceptance	28	06/13/22	5,483	(11,189)
Canadian Bankers Acceptance	17	09/19/22	3,321	(11,421)
Euro Dollar	6,896	12/19/22	1,715,466	279,709
Three Month Sterling	544	12/20/23	90,716	(301,494)
Euro Dollar	1	12/16/24	246	136

				(40,439,886)

Short Contracts
Euro-Buxl	1,245	12/08/21	293,246	7,337,925
Euro-OAT	1,432	12/08/21	275,271	3,606,085
Japanese 10-Year Bonds	119	12/13/21	161,849	517,150
E-Mini S&P 500 Index	80	12/17/21	17,191	256,201
Russell 2000 E-Mini Index	40	12/17/21	4,402	14,475
U.S. Treasury Notes (10 Year)	2,468	12/21/21	324,812	2,110,707
U.S. Ultra Treasury Notes (10 Year)	5,840	12/21/21	848,260	8,205,332
Euro Dollar	8,922	03/18/24	2,202,061	(122,950)
Three Month Sterling	544	12/18/24	90,615	196,775

				22,121,700

				$ (18,318,186)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,765,000	PLN	12,559,860	BNP Paribas S.A.	10/04/21	$ 45,173
EUR	2,765,000	PLN	12,559,860	BNP Paribas S.A.	10/04/21	45,173
USD	2,181,000	BRL	11,433,734	BNP Paribas S.A.	10/04/21	82,713
USD	2,176,000	BRL	11,268,198	Citibank N.A.	10/04/21	108,091
USD	2,172,000	BRL	11,208,628	JPMorgan Chase Bank N.A.	10/04/21	115,024
USD	2,175,000	BRL	11,224,109	JPMorgan Chase Bank N.A.	10/04/21	115,182
CAD	4,138,426	USD	3,265,000	JPMorgan Chase Bank N.A.	10/08/21	2,314
KZT	555,067,968	USD	1,270,760	Citibank N.A.	10/08/21	28,775
KZT	15,107,225	USD	35,000	Citibank N.A.	10/08/21	369
USD	3,265,000	CAD	4,113,676	JPMorgan Chase Bank N.A.	10/08/21	17,227
AUD	42,619,946	USD	30,636,666	State Street Bank and Trust Co.	10/12/21	177,007
AUD	24,241,017	USD	17,500,075	State Street Bank and Trust Co.	10/12/21	25,869
AUD	4,038,162	USD	2,915,230	State Street Bank and Trust Co.	10/12/21	4,309
CAD	22,293,748	USD	17,500,075	JPMorgan Chase Bank N.A.	10/12/21	100,883
CAD	3,719,318	USD	2,919,578	JPMorgan Chase Bank N.A.	10/12/21	16,831
CAD	39,058,994	USD	30,636,668	UBS AG	10/12/21	200,485
GBP	9,771,117	USD	13,130,000	Barclays Bank PLC	10/12/21	35,807
USD	3,501,333	AUD	4,838,240	Bank of America N.A.	10/12/21	3,348
USD	1,596,098	AUD	2,185,000	HSBC Bank PLC	10/12/21	16,371
USD	21,008,000	AUD	29,029,205	State Street Bank and Trust Co.	10/12/21	20,258
USD	6,127,333	EUR	5,272,884	Barclays Bank PLC	10/12/21	18,115
USD	21,008,000	EUR	17,992,101	Deutsche Bank AG	10/12/21	162,164

114	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	3,501,333	EUR	2,998,690	Deutsche Bank AG	10/12/21	$27,020
USD	10,504,000	GBP	7,760,529	BNP Paribas S.A.	10/12/21	47,301
USD	977,907	TRY	8,368,146	BNP Paribas S.A.	10/12/21	42,810
USD	1,203,093	TRY	10,303,138	Citibank N.A.	10/12/21	51,770
USD	2,187,000	TRY	18,824,602	Citibank N.A.	10/12/21	83,447
USD	2,187,000	TRY	18,824,602	Citibank N.A.	10/12/21	83,447
EUR	3,259,000	NOK	32,976,806	Deutsche Bank AG	10/20/21	4,699
KRW	2,593,746,100	USD	2,189,000	Citibank N.A.	10/20/21	888
KRW	2,593,746,100	USD	2,189,000	Citibank N.A.	10/20/21	888
NOK	33,137,075	EUR	3,259,000	JPMorgan Chase Bank N.A.	10/20/21	13,633
USD	2,189,000	KRW	2,584,880,650	Citibank N.A.	10/20/21	6,597
USD	2,189,000	KRW	2,584,880,650	Citibank N.A.	10/20/21	6,597
USD	2,182,000	MXN	44,102,896	Goldman Sachs International	10/20/21	51,679
USD	2,182,000	MXN	44,102,896	Goldman Sachs International	10/20/21	51,679
USD	3,264,000	MXN	66,250,296	Goldman Sachs International	10/20/21	63,884
USD	5,440,000	MXN	109,761,248	HSBC Bank PLC	10/20/21	138,156
USD	3,244,000	MXN	67,140,419	HSBC Bank PLC	10/20/21	888
USD	3,244,000	MXN	67,140,419	HSBC Bank PLC	10/20/21	888
USD	5,440,000	ZAR	81,434,080	Bank of America N.A.	10/20/21	46,704
USD	2,187,091	EUR	1,863,000	JPMorgan Chase Bank N.A.	10/21/21	28,236
USD	5,455,402	EUR	4,647,000	JPMorgan Chase Bank N.A.	10/21/21	70,431
RUB	94,588,020	USD	1,275,896	HSBC Bank PLC	10/26/21	17,495
USD	5,635,556	MXN	113,275,000	Barclays Bank PLC	10/29/21	171,228
USD	7,733,881	MXN	156,410,000	Citibank N.A.	10/29/21	188,742
USD	5,528,689	MXN	113,225,348	UBS AG	10/29/21	66,756
PLN	12,921,404	EUR	2,788,000	Bank of America N.A.	11/02/21	17,137
PLN	12,921,404	EUR	2,788,000	Bank of America N.A.	11/02/21	17,137
USD	3,259,000	CLP	2,648,915,200	UBS AG	11/02/21	2,644
USD	2,961,897	MXN	60,287,519	Goldman Sachs International	11/24/21	65,180
EUR	18,610,000	GBP	15,931,742	BNP Paribas S.A.	12/15/21	122,732
EUR	65,150,000	GBP	55,931,601	Citibank N.A.	12/15/21	217,195
EUR	60,860,000	GBP	52,321,951	Citibank N.A.	12/15/21	104,066
EUR	15,490,000	GBP	13,308,048	Deutsche Bank AG	12/15/21	38,427
EUR	18,320,000	GBP	15,669,426	Goldman Sachs International	12/15/21	139,755
EUR	18,610,000	GBP	15,926,363	JPMorgan Chase Bank N.A.	12/15/21	129,980
EUR	15,500,000	GBP	13,337,812	JPMorgan Chase Bank N.A.	12/15/21	9,919
GBP	15,923,605	EUR	18,450,000	Barclays Bank PLC	12/15/21	51,942
GBP	12,505,249	EUR	14,470,000	Deutsche Bank AG	12/15/21	63,182
USD	2,249,740	AUD	3,043,000	JPMorgan Chase Bank N.A.	12/15/21	48,970
USD	2,760,000	AUD	3,742,035	Morgan Stanley & Co. International PLC	12/15/21	53,671
USD	10,248,710	CAD	12,901,000	Bank of America N.A.	12/15/21	63,191
USD	2,230,085	CAD	2,821,000	Royal Bank of Canada	12/15/21	2,867
USD	3,120,511	CHF	2,854,000	Morgan Stanley & Co. International PLC	12/15/21	51,993
USD	21,809,206	EUR	18,560,000	Bank of America N.A.	12/15/21	274,950
USD	1,675,881	EUR	1,426,000	Bank of New York Mellon	12/15/21	21,363
USD	304,523,867	EUR	257,085,000	BNP Paribas S.A.	12/15/21	6,240,761
USD	21,892,831	EUR	18,639,000	BNP Paribas S.A.	12/15/21	266,914
USD	2,062,542	EUR	1,741,741	Deutsche Bank AG	12/15/21	41,685
USD	43,475,822	EUR	37,090,000	Goldman Sachs International	12/15/21	442,116
USD	21,683,809	EUR	18,540,000	Goldman Sachs International	12/15/21	172,757
USD	304,743,931	EUR	257,085,000	HSBC Bank PLC	12/15/21	6,460,826
USD	54,498,595	EUR	46,005,000	JPMorgan Chase Bank N.A.	12/15/21	1,121,252
USD	5,666,421	EUR	4,764,000	Morgan Stanley & Co. International PLC	12/15/21	138,985
USD	3,912,245	EUR	3,303,000	Morgan Stanley & Co. International PLC	12/15/21	79,936
USD	3,173,623	EUR	2,677,000	Morgan Stanley & Co. International PLC	12/15/21	67,631
USD	32,741,685	EUR	27,850,000	Morgan Stanley & Co. International PLC	12/15/21	428,698
USD	1,303,553	EUR	1,110,000	NatWest Markets PLC	12/15/21	15,674
USD	115,088	EUR	98,000	NatWest Markets PLC	12/15/21	1,383
USD	10,438,834	EUR	8,822,000	UBS AG	12/15/21	203,101
USD	1,157,997	HKD	9,003,426	UBS AG	12/15/21	1,212
USD	2,620,002	JPY	288,419,026	Goldman Sachs International	12/15/21	26,654
USD	5,520,000	JPY	608,112,345	HSBC Bank PLC	12/15/21	52,098

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	5,439,000	MXN	109,826,621	Barclays Bank PLC	12/15/21	$176,685
USD	252,636	SGD	340,000	BNP Paribas S.A.	12/15/21	2,272
USD	304,631	SGD	410,000	BNP Paribas S.A.	12/15/21	2,722

						20,047,014

BRL	11,417,273	USD	2,167,000	Citibank N.A.	10/04/21	(71,733)
BRL	11,429,412	USD	2,172,000	Citibank N.A.	10/04/21	(74,506)
BRL	11,322,833	USD	2,175,000	Morgan Stanley & Co. International PLC	10/04/21	(97,065)
PLN	12,535,783	EUR	2,765,000	Barclays Bank PLC	10/04/21	(51,227)
PLN	12,535,783	EUR	2,765,000	Barclays Bank PLC	10/04/21	(51,227)
USD	2,167,000	BRL	11,877,457	JPMorgan Chase Bank N.A.	10/04/21	(12,718)
AUD	2,185,000	USD	1,581,446	JPMorgan Chase Bank N.A.	10/12/21	(1,719)
EUR	15,089,257	USD	17,500,075	Barclays Bank PLC	10/12/21	(17,505)
EUR	2,513,627	USD	2,915,230	Barclays Bank PLC	10/12/21	(2,916)
EUR	26,378,698	USD	30,636,666	Goldman Sachs International	10/12/21	(74,031)
GBP	6,484,783	USD	8,750,037	JPMorgan Chase Bank N.A.	10/12/21	(12,304)
TRY	11,712,451	USD	1,342,006	Citibank N.A.	10/12/21	(33,200)
TRY	11,685,673	USD	1,338,938	Citibank N.A.	10/12/21	(33,124)
TRY	7,378,658	USD	844,994	UBS AG	10/12/21	(20,467)
TRY	7,361,789	USD	843,062	UBS AG	10/12/21	(20,420)
USD	6,127,333	AUD	8,524,985	Goldman Sachs International	10/12/21	(36,122)
USD	20,415,305	AUD	28,303,946	JPMorgan Chase Bank N.A.	10/12/21	(48,084)
USD	21,008,000	CAD	26,684,215	Barclays Bank PLC	10/12/21	(59,240)
USD	20,419,653	CAD	25,926,744	Barclays Bank PLC	10/12/21	(49,562)
USD	3,501,334	CAD	4,447,338	Deutsche Bank AG	10/12/21	(9,848)
USD	6,127,334	CAD	7,811,446	Toronto Dominion Bank	10/12/21	(39,818)
USD	20,415,305	EUR	17,650,272	JPMorgan Chase Bank N.A.	10/12/21	(34,484)
USD	2,626,000	GBP	1,954,632	BNP Paribas S.A.	10/12/21	(7,712)
USD	8,750,037	GBP	6,506,198	HSBC Bank PLC	10/12/21	(16,550)
ZAR	23,044,006	USD	1,632,000	Bank of America N.A.	10/14/21	(104,594)
ZAR	23,044,006	USD	1,632,000	Bank of America N.A.	10/14/21	(104,594)
EUR	2,788,000	USD	3,239,467	JPMorgan Chase Bank N.A.	10/20/21	(8,777)
EUR	2,788,000	USD	3,239,467	JPMorgan Chase Bank N.A.	10/20/21	(8,777)
MXN	43,995,169	USD	2,178,000	Bank of Montreal	10/20/21	(52,883)
MXN	65,426,446	USD	3,239,000	Goldman Sachs International	10/20/21	(78,679)
MXN	44,047,544	USD	2,186,000	Goldman Sachs International	10/20/21	(58,353)
MXN	44,047,544	USD	2,186,000	Goldman Sachs International	10/20/21	(58,353)
MXN	43,583,467	USD	2,184,000	UBS AG	10/20/21	(78,769)
MXN	43,583,467	USD	2,184,000	UBS AG	10/20/21	(78,769)
RUB	158,434,560	USD	2,176,000	Deutsche Bank AG	10/20/21	(7,245)
RUB	158,434,560	USD	2,176,000	Deutsche Bank AG	10/20/21	(7,245)
RUB	159,150,863	USD	2,181,000	JPMorgan Chase Bank N.A.	10/20/21	(2,439)
RUB	159,150,863	USD	2,181,000	JPMorgan Chase Bank N.A.	10/20/21	(2,439)
USD	2,181,000	RUB	160,041,780	Citibank N.A.	10/20/21	(9,756)
USD	2,181,000	RUB	160,041,780	Citibank N.A.	10/20/21	(9,756)
USD	2,185,000	RUB	159,854,600	Citibank N.A.	10/20/21	(3,194)
USD	2,185,000	RUB	159,854,600	Citibank N.A.	10/20/21	(3,194)
USD	2,182,000	RUB	160,453,370	UBS AG	10/20/21	(14,390)
USD	2,182,000	RUB	160,453,370	UBS AG	10/20/21	(14,390)
EUR	1,863,000	USD	2,187,712	Barclays Bank PLC	10/21/21	(28,857)
EUR	1,863,000	USD	2,187,712	Barclays Bank PLC	10/21/21	(28,857)
EUR	2,784,000	USD	3,266,436	Goldman Sachs International	10/21/21	(40,320)
USD	2,974,328	RUB	220,945,017	Credit Suisse International	10/26/21	(46,861)
USD	3,012,723	RUB	223,619,367	HSBC Bank PLC	10/26/21	(45,035)
USD	4,348,419	RUB	322,913,631	HSBC Bank PLC	10/26/21	(67,082)
USD	2,897,971	RUB	215,275,754	HSBC Bank PLC	10/26/21	(45,697)
USD	1,451,933	RUB	107,879,318	HSBC Bank PLC	10/26/21	(23,203)
USD	2,905,475	RUB	215,892,769	HSBC Bank PLC	10/26/21	(46,630)
USD	2,904,335	RUB	215,825,494	HSBC Bank PLC	10/26/21	(46,850)
USD	2,901,462	RUB	215,757,070	HSBC Bank PLC	10/26/21	(48,787)
USD	1,367,874	RUB	101,800,582	HSBC Bank PLC	10/26/21	(24,141)
USD	2,763,692	RUB	204,410,933	HSBC Bank PLC	10/26/21	(31,411)

116	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,450,192	RUB	332,705,263	JPMorgan Chase Bank N.A.	10/26/21	$(99,200)
USD	4,427,038	RUB	332,935,385	Morgan Stanley & Co. International PLC	10/26/21	(125,501)
USD	2,218,115	RUB	166,525,000	Morgan Stanley & Co. International PLC	10/26/21	(58,938)
USD	5,141,575	RUB	384,718,352	Morgan Stanley & Co. International PLC	10/26/21	(119,041)
USD	14,686,664	RUB	1,090,594,941	Morgan Stanley & Co. International PLC	10/26/21	(226,067)
USD	2,901,706	RUB	215,342,821	Morgan Stanley & Co. International PLC	10/26/21	(42,879)
USD	2,907,730	RUB	215,789,933	Morgan Stanley & Co. International PLC	10/26/21	(42,968)
USD	5,562,987	RUB	413,797,193	Morgan Stanley & Co. International PLC	10/26/21	(95,252)
USD	2,919,290	RUB	217,581,948	Morgan Stanley & Co. International PLC	10/26/21	(55,913)
USD	3,335,847	RUB	248,629,052	Morgan Stanley & Co. International PLC	10/26/21	(63,891)
USD	2,181,110	RUB	161,391,221	Morgan Stanley & Co. International PLC	10/26/21	(25,744)
IDR	115,883,179,679	USD	8,106,553	Barclays Bank PLC	10/29/21	(32,736)
IDR	15,501,449,932	USD	1,084,397	BNP Paribas S.A.	10/29/21	(4,379)
IDR	23,252,174,898	USD	1,626,026	BNP Paribas S.A.	10/29/21	(6,000)
IDR	126,952,234,561	USD	8,856,103	HSBC Bank PLC	10/29/21	(11,082)
MXN	93,748,159	USD	4,685,383	BNP Paribas S.A.	10/29/21	(163,020)
MXN	69,282,761	USD	3,467,070	BNP Paribas S.A.	10/29/21	(124,904)
MXN	224,011,438	USD	11,205,334	Deutsche Bank AG	10/29/21	(399,136)
USD	3,267,000	COP	12,589,384,500	Citibank N.A.	10/29/21	(32,320)
USD	3,858,723	IDR	56,101,980,635	Citibank N.A.	10/29/21	(50,016)
USD	8,480,044	IDR	124,393,764,178	Goldman Sachs International	10/29/21	(186,724)
USD	2,254,561	IDR	33,072,150,520	Goldman Sachs International	10/29/21	(49,644)
USD	3,861,645	IDR	56,101,980,635	HSBC Bank PLC	10/29/21	(47,094)
MXN	52,179,708	USD	2,538,047	Citibank N.A.	11/01/21	(22,051)
MXN	52,179,708	USD	2,538,047	Citibank N.A.	11/01/21	(22,050)
MXN	25,222,781	USD	1,225,853	Goldman Sachs International	11/01/21	(9,663)
MXN	25,222,781	USD	1,225,853	Goldman Sachs International	11/01/21	(9,663)
MXN	34,253,266	USD	1,668,100	Morgan Stanley & Co. International PLC	11/01/21	(16,479)
MXN	34,253,266	USD	1,668,100	Morgan Stanley & Co. International PLC	11/01/21	(16,479)
BRL	17,598,162	USD	3,244,000	BNP Paribas S.A.	11/03/21	(29,486)
USD	5,701,835	IDR	82,745,036,159	Citibank N.A.	11/17/21	(51,443)
USD	18,474,928	CNH	119,959,000	BNP Paribas S.A.	11/24/21	(48,216)
USD	101,700,636	CNH	665,528,965	Citibank N.A.	11/24/21	(1,065,216)
				Credit Agricole Corporate & Investment
USD	14,308,176	ZAR	219,231,540	Bank	11/24/21	(139,144)
USD	2,189,000	TRY	20,155,218	Citibank N.A.	11/29/21	(6,964)
USD	2,781,873	RUB	206,275,867	Citibank N.A.	12/02/21	(19,468)
USD	3,590,468	RUB	265,525,900	HSBC Bank PLC	12/02/21	(15,521)
EUR	15,270,000	GBP	13,150,982	BNP Paribas S.A.	12/15/21	(5,168)
EUR	18,600,000	USD	21,824,198	Barclays Bank PLC	12/15/21	(243,531)
EUR	27,810,000	USD	32,806,623	Goldman Sachs International	12/15/21	(540,045)
EUR	27,810,000	USD	32,482,636	Goldman Sachs International	12/15/21	(216,058)
EUR	27,820,000	USD	32,484,579	Goldman Sachs International	12/15/21	(206,399)
EUR	20,343,000	USD	23,664,074	JPMorgan Chase Bank N.A.	12/15/21	(61,090)
EUR	12,676,000	USD	14,745,428	JPMorgan Chase Bank N.A.	12/15/21	(38,087)
GBP	23,655,800	EUR	27,700,000	Bank of America N.A.	12/15/21	(260,510)
GBP	15,820,081	EUR	18,490,000	Bank of America N.A.	12/15/21	(133,976)
GBP	23,787,693	EUR	27,830,000	Bank of America N.A.	12/15/21	(233,605)
GBP	15,789,043	EUR	18,470,000	BNP Paribas S.A.	12/15/21	(152,598)
GBP	16,229,337	EUR	18,910,000	BNP Paribas S.A.	12/15/21	(69,769)
GBP	19,806,857	EUR	23,190,000	BNP Paribas S.A.	12/15/21	(214,595)
GBP	19,828,288	EUR	23,180,000	BNP Paribas S.A.	12/15/21	(174,112)
GBP	16,141,981	EUR	18,800,000	Deutsche Bank AG	12/15/21	(59,863)
GBP	15,756,849	EUR	18,320,000	Goldman Sachs International	12/15/21	(21,944)
JPY	3,178,725,864	USD	29,004,000	JPMorgan Chase Bank N.A.	12/15/21	(422,172)
MXN	112,385,437	USD	5,439,000	Goldman Sachs International	12/15/21	(54,080)
USD	435,000,992	CNH	2,823,678,438	Barclays Bank PLC	12/15/21	(282,290)
USD	21,693,594	CNH	141,010,000	BNP Paribas S.A.	12/15/21	(43,759)
USD	5,440,000	CNH	35,386,748	HSBC Bank PLC	12/15/21	(15,033)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	2,760,000	RUB	205,515,120	Citibank N.A.	12/15/21	$(22,307)
ZAR	39,633,939	USD	2,760,000	JPMorgan Chase Bank N.A.	12/15/21	(155,676)

						(9,266,868)

						$10,780,146

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Invesco QQQ Trust, Series 1 ETF	2,155	10/15/21	USD	385.00	USD	77,140	$33,403
Western Digital Corp.	425	10/15/21	USD	65.00	USD	2,399	6,800
Western Digital Corp.	425	10/15/21	USD	70.00	USD	2,399	3,400
Western Digital Corp.	425	10/15/21	USD	75.00	USD	2,399	4,250
Xilinx, Inc.	150	10/15/21	USD	167.50	USD	2,265	9,225
Xilinx, Inc.	350	10/15/21	USD	170.00	USD	5,285	17,500
iShares China Large-Cap ETF	3,333	11/19/21	USD	42.00	USD	12,975	148,318
SPDR S&P 500 ETF Trust	2,993	11/19/21	USD	455.00	USD	128,442	368,139
SPDR S&P 500 ETF Trust	3,466	11/19/21	USD	470.00	USD	148,740	50,257
SPDR S&P Oil & Gas Explore & Production ETF	2,459	11/19/21	USD	105.00	USD	23,783	879,092
Caesars Entertainment, Inc.	571	12/17/21	USD	100.00	USD	6,411	990,685
Diamondback Energy, Inc.	1,134	12/17/21	USD	90.00	USD	10,736	1,315,440
Diamondback Energy, Inc.	1,894	12/17/21	USD	115.00	USD	17,930	615,550
Lions Gate Entertainment Corp.	125	12/17/21	USD	18.00	USD	177	4,375
SPDR S&P 500 ETF Trust	49	12/17/21	USD	465.00	USD	2,103	5,439
SPDR S&P 500 ETF Trust	150	12/17/21	USD	470.00	USD	6,437	10,200
Western Digital Corp.	625	12/17/21	USD	80.00	USD	3,528	17,813
Caesars Entertainment, Inc.	2,893	01/21/22	USD	100.00	USD	32,483	5,373,747
Devon Energy Corp.	3,285	01/21/22	USD	35.00	USD	11,665	1,240,087
Devon Energy Corp.	4,050	01/21/22	USD	28.00	USD	14,382	3,422,250
Invesco QQQ Trust, Series 1 ETF	2,690	01/21/22	USD	405.00	USD	96,291	399,465
Lions Gate Entertainment Corp.	150	01/21/22	USD	19.00	USD	213	6,000
SPDR S&P 500 ETF Trust	1,574	01/21/22	USD	480.00	USD	67,547	116,476

							$15,037,911

Put
Invesco QQQ Trust, Series 1 ETF	2,948	10/08/21	USD	345.00	USD	105,527	483,472
SPDR S&P 500 ETF Trust	150	10/08/21	USD	420.00	USD	6,437	33,375
American Airlines Group, Inc.	200	10/15/21	USD	16.00	USD	410	700
iShares iBoxx High Yield Corporate Bond ETF	350	10/15/21	USD	86.00	USD	3,062	7,000
iShares iBoxx High Yield Corporate Bond ETF	1,150	10/15/21	USD	87.00	USD	10,061	42,550
iShares Russell 2000 ETF	150	10/15/21	USD	208.00	USD	3,281	24,300
iShares Russell 2000 Index ETF	150	10/15/21	USD	210.00	USD	3,281	29,850
SPDR S&P 500 ETF Trust	150	10/15/21	USD	418.00	USD	6,437	52,725
U.S. Treasury 10-Year Notes Futures	102	10/22/21	USD	132.00	USD	13,435	79,688
Seagate Technology Holdings PLC	200	11/19/21	USD	70.00	USD	1,650	20,100
Spire Global, Inc.	282	11/19/21	USD	10.00	USD	353	59,925
Uber Technologies, Inc.	200	11/19/21	USD	30.00	USD	896	2,400
U.S. Treasury 5-Year Notes Futures	40	11/26/21	USD	122.00	USD	4,912	8,750
Euro Dollar (1 Year) Mid-Curve	2,182	12/10/21	USD	99.50	USD	542,800	313,662
Euro Dollar (1 Year) Mid-Curve	78,173	12/10/21	USD	99.38	USD	19,446,511	3,908,650
American Airlines Group, Inc.	125	12/17/21	USD	15.00	USD	257	4,000
PG&E Corp.	200	12/17/21	USD	7.00	USD	192	2,200
Uber Technologies, Inc.	540	12/17/21	USD	25.00	USD	2,419	6,750
Euro Dollar (2 Year) Mid-Curve	8,805	03/11/22	USD	98.75	USD	2,173,294	4,457,531
Euro Dollar (1 Year) Mid-Curve	1,988	06/10/22	USD	99.00	USD	493,123	559,125

							$10,096,753

							$25,134,664

118	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One-Touch	Standard Chartered Bank	—	03/07/22	CNH	6.80	CNH	6.80	USD	1,406	$125,813
USD Currency	One-Touch	HSBC Bank PLC	—	03/10/22	CNH	6.70	CNH	6.70	USD	4,658	757,208

											883,021

Put
USD Currency	Down-and-Out	Bank of America N.A.	—	10/27/21	COP	3,830.00	COP	3,705.00	USD	17,308	86,306

											$969,327

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
AUD Currency	Morgan Stanley & Co. International PLC	—	10/06/21	USD	0.73	AUD	8,747	$7,284
USD Currency	JPMorgan Chase Bank N.A.	—	10/08/21	ZAR	14.40	USD	6,530	293,662
USD Currency	UBS AG	—	10/18/21	MXN	20.10	USD	13,104	389,040
USD Currency	Deutsche Bank AG	—	10/19/21	ZAR	14.95	USD	6,558	127,949
USD Currency	Goldman Sachs International	—	10/20/21	MXN	20.30	USD	13,094	289,854
USD Currency	Citibank N.A.	—	10/28/21	MXN	20.60	USD	13,036	197,600
USD Currency	Barclays Bank PLC	—	11/04/21	CLP	785.00	USD	8,714	340,833
AUD Currency	Goldman Sachs International	—	11/10/21	USD	0.74	AUD	144,546	445,518
EUR Currency	BNP Paribas S.A.	—	11/10/21	USD	1.18	EUR	139,474	247,624
GBP Currency	UBS AG	—	11/10/21	USD	1.37	GBP	83,684	482,148
AUD Currency	Citibank N.A.	—	11/12/21	USD	0.74	AUD	144,546	431,549
EUR Currency	Standard Chartered Bank	—	11/12/21	USD	1.18	EUR	139,474	279,431
GBP Currency	Standard Chartered Bank	—	11/12/21	USD	1.37	GBP	83,684	403,665
USD Currency	UBS AG	—	11/12/21	ZAR	14.30	USD	5,452	321,507
EUR Currency	BNP Paribas S.A.	—	11/18/21	PLN	4.65	EUR	14,906	91,690
USD Currency	HSBC Bank PLC	—	11/29/21	MXN	20.80	USD	17,382	315,426
EUR Currency	Deutsche Bank AG	—	12/13/21	PLN	4.56	EUR	14,812	290,225
USD Currency	Bank of America N.A.	—	01/12/22	JPY	111.00	USD	74,420	998,723

								5,953,728

Put
EUR Currency	Bank of America N.A.	—	10/08/21	USD	1.17	EUR	54,248	413,348
EUR Currency	Morgan Stanley & Co. International PLC	—	10/08/21	USD	1.18	EUR	14,664	315,766
USD Currency	Bank of America N.A.	—	10/08/21	TRY	8.70	USD	4,319	4,019
EUR Currency	Citibank N.A.	—	10/11/21	USD	1.16	EUR	63,183	404,846
EUR Currency	Bank of America N.A.	—	10/14/21	USD	1.17	EUR	54,248	673,090
USD Currency	Standard Chartered Bank	—	10/25/21	KRW	1,165.00	USD	15,206	21,958
USD Currency	BNP Paribas S.A.	—	10/29/21	IDR	14,300.00	USD	5,437	25,176
USD Currency	Royal Bank of Canada	—	11/10/21	CAD	1.25	USD	126,794	551,872
USD Currency	Morgan Stanley & Co. International PLC	—	11/12/21	CAD	1.25	USD	126,794	450,442
USD Currency	BNP Paribas S.A.	—	11/15/21	KRW	1,160.00	USD	7,644	19,196
USD Currency	Citibank N.A.	—	11/15/21	RUB	73.00	USD	17,472	209,764
EUR Currency	Citibank N.A.	—	11/19/21	GBP	0.85	EUR	185,760	836,646
EUR Currency	Citibank N.A.	—	11/26/21	GBP	0.85	EUR	184,740	933,723

								4,859,846

								$10,813,574

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

OTC Credit Default Swaptions Purchased

						Expiration Date	Exercise Price		Notional Amount (000)
	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty					Value

Put
Bought Protection on 5-Year Credit Default Swap, 06/20/26	5.00%	Quarterly	CDX.NA.HY.36.V1	Quarterly	Bank of America N.A.	10/20/21	USD 108.00	USD	5,000	$13,198
Bought Protection on 5-Year Credit Default Swap, 06/20/26	5.00%	Quarterly	CDX.NA.HY.36.V1	Quarterly	Credit Suisse International	10/20/21	USD 109.00	USD	6,500	35,596
Bought Protection on 5-Year Credit Default Swap, 06/20/26	5.00%	Quarterly	CDX.NA.HY.36.V1	Quarterly	Goldman Sachs International	10/20/21	USD 109.00	USD	5,000	27,382

										$76,176

OTC Interest Rate Swaptions Purchased

						Expiration Date	Exercise Rate		Notional Amount (000)	Value
	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty

Call
5-Year Interest Rate Swap, 11/12/26	3-month LIBOR, 0.13%	Quarterly	0.74%	Semi-Annual	Bank of America N.A.	11/10/21	0.74%	USD	472,373	$41,021

Put
5-Year Interest Rate Swap, 10/23/26	1.00%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	10/21/21	1.00%	USD	463,905	2,468,365
2-Year Interest Rate Swap, 03/30/24	0.65%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	Citibank N.A.	03/28/22	0.65%	USD	705,878	1,437,955

										3,906,320

										$3,947,341

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price	Notional Amount (000)		Value

Call
Western Digital Corp.	425	10/15/21	USD	80.00	USD	2,399	$(1,275)
Western Digital Corp.	425	10/15/21	USD	90.00	USD	2,399	(6,375)
Western Digital Corp.	425	10/15/21	USD	75.00	USD	2,399	(4,250)
Xilinx, Inc.	150	10/15/21	USD	175.00	USD	2,265	(5,700)
Xilinx, Inc.	350	10/15/21	USD	180.00	USD	5,285	(9,625)
Delta Air Lines, Inc.	1,519	11/19/21	USD	48.00	USD	6,472	(101,013)
iShares China Large-Cap ETF	3,333	11/19/21	USD	47.00	USD	12,975	(11,666)
SPDR S&P Oil & Gas Explore & Production ETF	3,444	11/19/21	USD	115.00	USD	33,310	(530,376)
Caesars Entertainment, Inc.	571	12/17/21	USD	130.00	USD	6,411	(212,697)
Diamondback Energy, Inc.	1,134	12/17/21	USD	130.00	USD	10,736	(170,100)
Diamondback Energy, Inc.	1,894	12/17/21	USD	135.00	USD	17,930	(222,545)
iShares iBoxx $ Investment Grade Corporate Bond ETF	250	12/17/21	USD	137.00	USD	3,326	(6,875)
Caesars Entertainment, Inc.	2,893	01/21/22	USD	130.00	USD	32,483	(1,439,267)
Devon Energy Corp.	3,285	01/21/22	USD	40.00	USD	11,665	(643,860)
Devon Energy Corp.	4,050	01/21/22	USD	38.00	USD	14,381	(1,030,725)
Invesco QQQ Trust, Series 1 ETF	2,475	01/21/22	USD	420.00	USD	88,595	(132,412)

							(4,528,761)

Put
Invesco QQQ Trust, Series 1 ETF	2,948	10/08/21	USD	340.00	USD	105,527	(299,222)
SPDR S&P 500 ETF Trust	150	10/08/21	USD	405.00	USD	6,437	(9,225)
iShares Russell 2000 ETF	150	10/15/21	USD	190.00	USD	3,281	(4,500)
iShares Russell 2000 Index ETF	150	10/15/21	USD	195.00	USD	3,281	(6,750)
SPDR S&P 500 ETF Trust	150	10/15/21	USD	390.00	USD	6,437	(10,275)
SPDR S&P 500 ETF Trust	297	11/19/21	USD	400.00	USD	12,745	(151,767)
U.S. Treasury 10-Year Notes Futures	1,377	11/26/21	USD	130.00	USD	181,377	(451,828)
SPDR S&P 500 ETF Trust	247	12/17/21	USD	400.00	USD	10,600	(192,413)

120	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date		Exercise Price	Notional Amount (000)		Value
SPDR S&P 500 ETF Trust	3,317	01/21/22	USD	395.00	USD	142,346	$(3,164,418)
Euro Dollar (2 Year) Mid-Curve	8,805	03/11/22	USD	98.25	USD	2,173,294	(1,265,719)

							(5,556,117)

							$(10,084,878)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
EUR Currency	Deutsche Bank AG	—	10/13/21	PLN	4.58	EUR	7,406	$(71,116)
USD Currency	Citibank N.A.	—	10/15/21	RUB	74.00	USD	6,552	(19,074)
USD Currency	Bank of America N.A.	—	10/19/21	ZAR	14.95	USD	6,558	(127,949)
USD Currency	Barclays Bank PLC	—	11/04/21	CLP	820.00	USD	10,892	(150,059)
USD Currency	UBS AG	—	11/12/21	ZAR	15.00	USD	7,632	(200,431)
USD Currency	HSBC Bank PLC	—	11/29/21	MXN	21.50	USD	17,382	(142,725)

								(711,354)

Put
EUR Currency	Bank of America N.A.	—	10/08/21	USD	1.15	EUR	81,371	(34,547)
EUR Currency	Bank of America N.A.	—	10/14/21	USD	1.15	EUR	81,371	(148,172)
USD Currency	HSBC Bank PLC	—	11/29/21	MXN	20.00	USD	17,382	(54,952)
USD Currency	Bank of America N.A.	—	01/12/22	JPY	97.00	USD	74,420	(6,553)

								(244,224)

								$(955,578)

OTC Credit Default Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration Date	Credit Rating(a)		Exercise Price		Notional Amount (000)(b)
Description	Rate	Frequency	Rate	Frequency	Counterparty							Value

Put
Sold Protection on 5-Year Credit Default Swap, 06/20/26	CDX.NA.HY.36.V1	Quarterly	5.00%	Quarterly	Bank of America N.A.	10/20/21	N/R	USD	104.00	USD	5,000	$ (2,332)
Sold Protection on 5-Year Credit Default Swap, 06/20/26	CDX.NA.HY.36.V1	Quarterly	5.00%	Quarterly	Credit Suisse International	10/20/21	N/R	USD	105.00	USD	6,500	(3,846)
Sold Protection on 5-Year Credit Default Swap, 06/20/26	CDX.NA.HY.36.V1	Quarterly	5.00%	Quarterly	Goldman Sachs International	10/20/21	N/R	USD	105.00	USD	5,000	(2,958)

												(9,136)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of agreement.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

OTC Interest Rate Swaptions Written

									Notional
	Paid by the Fund		Received by the Fund			Expiration	Exercise		Amount
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate		(000)	Value

Put
5-Year Interest Rate Swap, 10/23/26	3-month LIBOR, 0.13%	Quarterly	1.15%	Semi-Annual	Deutsche Bank AG	10/21/21	1.15%	USD	695,857	$(1,050,463)
2-Year Interest Rate Swap, 03/30/24	3-month LIBOR, 0.13%	Quarterly	0.95%	Semi-Annual	Citibank N.A.	03/28/22	0.95%	USD	917,641	(718,927)
5-Year Interest Rate Swap, 06/17/31	3-month LIBOR, 0.13%	Quarterly	3.05%	Semi-Annual	Barclays Bank PLC	06/15/26	3.05%	USD	64,391	(899,253)
5-Year Interest Rate Swap, 06/17/31	3-month LIBOR, 0.13%	Quarterly	3.05%	Semi-Annual	Deutsche Bank AG	06/15/26	3.05%	USD	32,195	(449,620)

										(3,118,263)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.33.V1	5.00%	Quarterly	12/20/24	USD	35,458	$(3,167,225)	$(2,129,500)	$(1,037,725)

CDX.NA.IG.37.V1	1.00	Quarterly	12/20/26	USD	11,235	(271,724)	(265,141)	(6,583)

ITRAXX.EUR.36.V1	1.00	Quarterly	12/20/26	EUR	90,680	(2,785,875)	(2,849,674)	63,799

ITRAXX.XO.36.V1	5.00	Quarterly	12/20/26	EUR	101,980	(14,178,659)	(14,605,009)	426,350

						$(20,403,483)	$(19,849,324)	$(554,159)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
4.81%	At Termination	UK RPI All Items Monthly	At Termination	09/15/23	GBP	9,270	$8,038	$—	$8,038
3.98%	At Termination	UK RPI All Items Monthly	At Termination	09/15/26	GBP	5,605	116,525	—	116,525
UK RPI All Items Monthly	At Termination	4.34%	At Termination	09/15/26	GBP	6,800	45,709	—	45,709
UK RPI All Items Monthly	At Termination	3.42%	At Termination	11/15/30	GBP	13,500	(1,686,838)	—	(1,686,838)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.32%	At Termination	02/25/31	USD	9,084	(539,717)	—	(539,717)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.35%	At Termination	03/05/31	USD	2,649	(148,460)	—	(148,460)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.35%	At Termination	03/05/31	USD	2,649	(147,302)	—	(147,302)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.36%	At Termination	03/05/31	USD	5,299	(292,576)	—	(292,576)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.47%	At Termination	04/26/31	USD	174,522	(7,044,695)	—	(7,044,695)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.58%	At Termination	05/04/31	USD	2,650	(75,815)	—	(75,815)
UK RPI All Items Monthly	At Termination	3.73%	At Termination	05/15/31	GBP	4,386	(354,751)	—	(354,751)

122	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Centrally Cleared Inflation Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.64%	At Termination	05/21/31	USD	95,310	$(1,900,410)	$—	$(1,900,410)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.48%	At Termination	06/11/31	USD	3,500	(118,977)	—	(118,977)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.48%	At Termination	06/16/31	USD	13,272	(444,018)	—	(444,018)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.46%	At Termination	06/18/31	USD	6,636	(237,636)	—	(237,636)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.46%	At Termination	06/24/31	USD	2,550	(89,314)	—	(89,314)
UK RPI All Items Monthly	At Termination	3.81%	At Termination	07/15/31	GBP	12,590	(672,714)	—	(672,714)
UK RPI All Items Monthly	At Termination	3.85%	At Termination	07/15/31	GBP	12,590	(574,825)	—	(574,825)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.39%	At Termination	07/22/31	USD	13,360	(479,075)	—	(479,075)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.41%	At Termination	07/22/31	USD	5,344	(180,562)	—	(180,562)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.45%	At Termination	07/23/31	USD	6,502	(194,815)	—	(194,815)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.54%	At Termination	08/06/31	USD	13,272	(222,099)	—	(222,099)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.53%	At Termination	08/11/31	USD	94,835	(1,504,040)	—	(1,504,040)
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.47%	At Termination	08/25/31	USD	1,706	(33,370)	—	(33,370)
UK RPI All Items Monthly	At Termination	3.91%	At Termination	09/15/31	GBP	13,880	(271,369)	—	(271,369)
UK RPI All Items Monthly	At Termination	4.07%	At Termination	09/15/31	GBP	7,285	57,615	—	57,615
UK RPI All Items Monthly	At Termination	4.13%	At Termination	09/15/31	GBP	3,970	73,452	—	73,452
UK RPI All Items Monthly	At Termination	3.38%	At Termination	12/15/40	GBP	6,404	(1,358,749)	—	(1,358,749)
UK RPI All Items Monthly	At Termination	3.38%	At Termination	12/15/40	GBP	12,400	(2,625,766)	—	(2,625,766)
UK RPI All Items Monthly	At Termination	3.80%	At Termination	09/15/41	GBP	8,608	(45,992)	—	(45,992)
UK RPI All Items Monthly	At Termination	3.89%	At Termination	09/15/41	GBP	4,314	156,364	—	156,364
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	2.41%	At Termination	09/09/51	USD	5,271	(111,758)	—	(111,758)
UK RPI All Items Monthly	At Termination	3.56%	At Termination	09/15/51	GBP	950	(2,965)	—	(2,965)
UK RPI All Items Monthly	At Termination	3.57%	At Termination	09/15/51	GBP	950	5,938	—	5,938

							$(20,894,967)	$—	$20,894,967)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.76%	Annual	6-month WIBOR, 0.31%	Semi-Annual	N/A		06/18/23	PLN	70,723	$84,371	$—	$84,371
0.83%	Semi-Annual	6-month WIBOR, 0.31%	Semi-Annual	N/A		06/22/23	PLN	165,002	142,110	—	142,110
0.60%	Annual	6-month WIBOR, 0.31%	Semi-Annual	N/A		07/23/23	PLN	39,677	94,977	—	94,977
28-day MXIBTIIE, 4.75%	Monthly	5.84%	Monthly	N/A		08/14/23	MXN	1,071,864	(433,342)	—	(433,342)
1.38%	Annual	3-month WIBOR, 0.23%	Quarterly	09/05/22	(a)	09/05/23	PLN	121,780	94,679	—	94,679
0.51%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A		04/06/24	USD	164,023	(321,418)	—	(321,418)
0.51%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A		04/07/24	USD	52,521	(94,956)	—	(94,956)
0.50%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A		04/13/24	USD	81,911	(98,282)	—	(98,282)
0.45%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A		06/07/24	USD	80,312	159,023	—	159,023
28-day MXIBTIIE, 4.75%	Monthly	6.11%	Monthly	N/A		08/15/24	MXN	713,369	(519,356)	—	(519,356)
28-day MXIBTIIE, 4.75%	Monthly	6.12%	Monthly	N/A		08/15/24	MXN	42,545	(30,136)	—	(30,136)
0.54%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A		09/03/24	USD	121,796	320,967	—	320,967
0.62%	At Termination	1-day SONIA, 0.05%	At Termination	08/27/24	(a)	08/27/25	GBP	320,470	1,229,672	4,983	1,224,689
0.57%	At Termination	1-day SONIA, 0.05%	At Termination	09/02/24	(a)	09/02/25	GBP	321,200	1,442,389	(348)	1,442,737
0.63%	At Termination	1-day SONIA, 0.05%	At Termination	09/09/24	(a)	09/09/25	GBP	315,950	1,189,170	18,383	1,170,787
0.66%	At Termination	1-day SONIA, 0.05%	At Termination	09/09/24	(a)	09/09/25	GBP	323,440	1,100,835	(4,724)	1,105,559
0.86%	At Termination	1-day SONIA, 0.05%	At Termination	09/23/24	(a)	09/23/25	GBP	358,850	291,058	—	291,058
1-day ESTR, (0.58)%	At Termination	(0.24)%	At Termination	10/01/24	(a)	10/01/25	EUR	730,160	(21,307)	—	(21,307)
2.91%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A		08/23/26	USD	3,692	(343,373)	(46)	(343,327)
1.69%	Annual	6-month WIBOR, 0.31%	Semi-Annual	N/A		09/07/26	PLN	127,413	248,718	—	248,718
0.95%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A		09/23/26	USD	20,406	113,397	—	113,397
0.99%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	11/12/21	(a)	11/12/26	USD	77,493	440,619	—	440,619
2.93%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A		08/24/28	USD	8,170	(912,831)	128	(912,959)
3.16%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A		10/03/28	USD	4,519	(634,698)	71	(634,769)
1.54%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A		05/28/31	USD	8,580	(68,918)	—	(68,918)
1.60%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	N/A		06/01/31	USD	1,731	(22,946)	—	(22,946)
2.14%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	06/15/26	(a)	06/15/31	USD	64,391	(386,165)	—	(386,165)
2.14%	Semi-Annual	3-month LIBOR, 0.13%	Quarterly	06/15/26	(a)	06/15/31	USD	32,195	(184,208)	(10,768)	(173,440)
28-day MXIBTIIE, 4.75%	Monthly	7.08%	Monthly	N/A		09/02/31	MXN	297,202	(364,765)	—	(364,765)

124	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1-day SONIA, 0.05%	Annual	0.74%	Annual	N/A	09/16/31	GBP	14,165	$(328,681)	$—	$(328,681)
0.76%	Annual	1-day SONIA, 0.05%	Annual	N/A	09/16/51	GBP	5,190	402, 518	—	402,518

								$2,589,121	$7,679	$2,581,442

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
DISH DBS Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/23	USD	2,169	$(155,306)	$49,616	$(204,922)
KB Home	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	2,138	(200,926)	(79,758)	(121,168)
Realogy Group LLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	1,069	(84,733)	(4,662)	(80,071)
RR Donnelley & Sons Co.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	1,070	(59,638)	24,115	(83,753)
Beazer Homes U.S.A., Inc.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	1,199	(93,752)	(43,583)	(50,169)
Beazer Homes U.S.A., Inc.	5.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,000	(78,193)	(32,096)	(46,097)
Beazer Homes U.S.A., Inc.	5.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,103	(86,246)	(38,202)	(48,044)
Tenet Healthcare Corp.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	1,000	(89,684)	(6,405)	(83,279)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,175	(107,179)	(23,088)	(84,091)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,150	(104,898)	(22,597)	(82,301)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,175	(107,178)	(23,108)	(84,070)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,223	(109,684)	(9,476)	(100,208)
Tenet Healthcare Corp.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	USD	500	(45,607)	(3,750)	(41,857)
Avis Budget Group, Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	750	(85,661)	40,880	(126,541)
Avis Budget Group, Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	1,680	(190,448)	90,732	(281,180)
Boeing Co.	1.00	Quarterly	BNP Paribas S.A.	12/20/24	USD	2,250	(13,829)	(28,923)	15,094
Boeing Co.	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/24	USD	5,950	(36,570)	(45,275)	8,705
Broadcom, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	1,325	(28,240)	26,180	(54,420)
Occidental Petroleum Corp.	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	5,080	48,240	1,716,291	(1,668,051)
Avis Budget Group, Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	USD	2,540	(300,655)	234,648	(535,303)
Rite Aid Corp.	5.00	Quarterly	Goldman Sachs International	06/20/26	USD	622	100,591	52,696	47,895
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	22,866	1,169,151	1,056,505	112,646
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	14,128	722,377	652,777	69,600
Republic of Chile	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	5,147	(34,307)	(65,581)	31,274
Republic of Colombia	1.00	Quarterly	Goldman Sachs International	12/20/26	USD	22,671	770,232	532,744	237,488
Republic of Colombia	1.00	Quarterly	Goldman Sachs International	12/20/26	USD	10,689	363,151	251,180	111,971
Republic of Indonesia	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	USD	31,972	(305,956)	(363,958)	58,002
Republic of South Africa	1.00	Quarterly	Barclays Bank PLC	12/20/26	USD	13,054	706,629	689,012	17,617
Republic of South Africa	1.00	Quarterly	Citibank N.A.	12/20/26	USD	11,648	630,496	612,065	18,431
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	12/20/26	USD	64,926	3,514,476	3,169,015	345,461
Republic of the Philippines	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	USD	11,217	(276,129)	(298,937)	22,808
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	USD	20,046	11,617	(84,547)	96,164
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	USD	123,927	71,814	(522,680)	594,494
CMBX.NA.9.AAA	0.50	Monthly	Credit Suisse International	09/17/58	USD	4,537	(42,456)	49,982	(92,438)
CMBX.NA.9.AAA	0.50	Monthly	Deutsche Bank AG	09/17/58	USD	3,618	(33,853)	40,430	(74,283)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	2,528	(23,659)	27,854	(51,513)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	3,048	(28,523)	33,578	(62,101)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	5,566	(52,088)	67,285	(119,373)
CMBX.NA.9.BBB-	3.00	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	2,080	160,053	68,850	91,203

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	125

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	USD	3,544	$272,706	$276,455	$(3,749)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	204	15,698	11,056	4,642
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	1,865	(4,724)	335	(5,059)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	4,532	(11,478)	(1,367)	(10,111)
CMBX.NA.6.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	05/11/63	USD	850	241,568	77,519	164,049
CMBX.NA.14.BBB-	3.00	Monthly	Goldman Sachs International	12/16/72	USD	1,310	44,478	66,095	(21,617)

							$6,051,677	$8,219,902	$(2,168,225)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Broadcom, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/24	BBB-	USD	14,931		$296,775	$(622,063)	$918,838
Yum! Brands, Inc.	1.00	Quarterly	BNP Paribas S.A.	12/20/25	BB-	USD	2,000		12,171	(12,134)	24,305
Yum! Brands, Inc.	1.00	Quarterly	BNP Paribas S.A.	12/20/25	BB-	USD	2,000		12,172	(16,125)	28,297
Yum! Brands, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	BB-	USD	2,000		12,172	(7,302)	19,474
Advanced Micro Devices, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/26	BBB-	USD	4,000		842,799	780,191	62,608
AT&T Inc.	1.00	Quarterly	Credit Suisse International	06/20/26	BBB	USD	3,000		63,728	39,672	24,056
Dell, Inc.	1.00	Quarterly	Citibank N.A.	06/20/26	BBB	USD	2,000		34,027	(6,302)	40,329
HCA, Inc.	5.00	Quarterly	Citibank N.A.	06/20/26	BB-	USD	5,000		978,212	844,072	134,140
NRG Energy, Inc.	5.00	Quarterly	Barclays Bank PLC	06/20/26	BB+	USD	2,000		323,311	268,668	54,643
NRG Energy, Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	BB+	USD	2,000		323,312	279,478	43,834
T-Mobile U.S.A., Inc.	5.00	Quarterly	Citibank N.A.	06/20/26	BB+	USD	4,000		766,792	711,199	55,593
Trust Fibra Uno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R	USD	1,615		(109,612)	(170,390)	60,778
Trust Fibra Uno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R	USD	410		(27,827)	(43,353)	15,526
United Rentals (North America), Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	BB	USD	1,750		323,963	297,182	26,781
CMBX.NA.7.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	01/17/47	AAA	USD	4,909		31,928	(134,567)	166,495
CMBX.NA.3.AM	0.50	Monthly	Credit Suisse International	12/13/49	N/R	USD	—	(c)	—	(9)	9
CMBX.NA.3.AM	0.50	Monthly	Goldman Sachs International	12/13/49	N/R	USD	—	(c)	—	(24)	24
CMBX.NA.3.AM	0.50	Monthly	JPMorgan Chase Bank N.A.	12/13/49	N/R	USD	1		—	(49)	49
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	N/R	USD	906		(69,715)	(101,531)	31,816
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	1,310		(100,803)	(142,975)	42,172
CMBX.NA.9.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	09/17/58	N/R	USD	800		(61,559)	(176,682)	115,123
CMBX.NA.9.BBB-	3.00	Monthly	JPMorgan Chase Bank N.A.	09/17/58	N/R	USD	438		(33,704)	(36,209)	2,505
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	1,000		(76,949)	(257,958)	181,009
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	1,060		(81,565)	(50,169)	(31,396)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	231		(17,775)	(13,144)	(4,631)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	1,200		(92,338)	(1,458)	(90,880)
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	A-	USD	3,340		(6,135)	(135,987)	129,852
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	A-	USD	1,670		(3,067)	(69,136)	66,069
CMBX.NA.10.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	60		(5,231)	(4,834)	(397)
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	B	USD	850		(241,568)	(62,775)	(178,793)

									$3,093,514	$1,155,286	$1,938,228

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of agreement.
(c)	Notional amount is less than USD 500.

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Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
1.42%	Semi-Annual	1-day CLICP, 19,054.50	Semi-Annual	Bank of America N.A.		04/01/23	CLP	19,436,176	$948,637	$—	$948,637
1-day CLICP, 19,054.50	Semi-Annual	1.65%	Semi-Annual	Bank of America N.A.		05/28/23	CLP	19,436,176	(981,064)	—	(981,064)
7-day China Fixing Repo Rates, 2.37%	Quarterly	2.53%	Quarterly	BNP Paribas S.A.		12/15/26	CNY	152,535	16,536	—	16,536
7-day China Fixing Repo Rates, 2.37%	Quarterly	2.53%	Quarterly	Citibank N.A.		12/15/26	CNY	76,267	8,268	—	8,268

									$(7,623)	$—	$(7,623)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Termination Date		Notional Amount (000)		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency	Counterparty				Value
Choice Hotels International, Inc.	Quarterly	3-month LIBOR minus 0.20%, 0.13%	Quarterly	Barclays Bank PLC	11/15/21	USD	2,530	$(214,060)	$—	$(214,060)
0.00%	Quarterly	Goldman Sachs U.S. Series 4 Excess Return Strategy	Quarterly	Goldman Sachs International	11/19/21	USD	1,696	(6,103)	—	(6,103)
0.00%	Quarterly	Goldman Sachs U.S. Series 4 Excess Return Strategy	Quarterly	Goldman Sachs International	11/19/21	USD	1,697	(6,103)	—	(6,103)
0.00%	Quarterly	Goldman Sachs Systematic Skew U.S. Series 10 Excess Return Strategy	Quarterly	Goldman Sachs International	12/07/21	USD	4,031	25,752	—	25,752
0.00%	Quarterly	Goldman Sachs U.S. Series 4 Excess Return Strategy	Quarterly	Goldman Sachs International	12/10/21	USD	1,674	(25,514)	—	(25,514)
Patterson UTI Energy, Inc.	Quarterly	3-month LIBOR plus 0.10%, 0.13%	Quarterly	BNP Paribas S.A.	07/06/22	USD	252	9,023	—	9,023
Patterson UTI Energy, Inc.	Quarterly	3-month LIBOR, 0.13%	Quarterly	BNP Paribas S.A.	07/06/22	USD	522	(3,914)	—	(3,914)

								$(220,919)	$—	$(220,919)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Merrill Lynch International(b)	02/15/23	$ (4,444,205)	$ 105,504	$(4,338,701)	0.0%

(a)

The Master Portfolio receives the total return on a portfolio of long positions underlying the total return swap. The Master Portfolio pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Master Portfolio pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

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Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(b)
Range:	26 basis points
Benchmarks:	CHF - Swiss Average Rate O/N (SSARON)

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Merrill Lynch International, as of period end, termination date February 15, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Capital Markets
Credit Suisse Group AG, Registered Shares	439,306	$(4,338,701)	100.0%

Net Value of Reference Entity — Merrill Lynch International		$(4,338,701)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps	$23,565	$(19,865,210)	$8,289,999	$(27,157,683)	$—
OTC Swaps	13,138,357	(3,763,169)	5,405,589	(5,758,624)	—
Options Written	N/A	N/A	2,790,095	(2,282,491)	(14,167,855)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$270,676	$—	$22,280,276	$—	$22,550,952
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	20,047,014	—	—	20,047,014
Options purchased
Investments at value — unaffiliated(b)	—	76,176	15,807,258	11,782,901	13,274,747	—	40,941,082
Swaps — centrally cleared
Unrealized appreciation(a)	—	490,149	—	—	7,336,209	463,641	8,289,999
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	17,430,226	140,279	—	973,441	—	18,543,946

	$—	$17,996,551	$16,218,213	$31,829,915	$43,864,673	$463,641	$110,372,993

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Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation	$—	$—	$6,963	$—	$40,862,175	$—	$40,869,138
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	9,266,868	—	—	9,266,868
Options written
Options written at value	—	9,136	8,367,331	955,578	4,835,810	—	14,167,855
Swaps — centrally cleared
Unrealized depreciation(a)	—	1,044,308	—	—	4,754,767	21,358,608	27,157,683
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	8,285,035	255,694	—	981,064	—	9,521,793

	$—	$9,338,479	$8,629,988	$10,222,446	$51,433,816	$21,358,608	$100,983,337

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended September 30, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(13,282,729)	$—	$(71,775,815)	$—	$(85,058,544)
Forward foreign currency exchange contracts	—	—	—	(56,595,771)	—	—	(56,595,771)
Options purchased(a)	—	(454,537)	(5,836,393)	(57,635,535)	8,510,157	—	(55,416,308)
Options written	—	114,937	19,187,971	29,609,116	16,577,741	—	65,489,765
Swaps	—	(17,500,617)	(4,736,044)	—	(32,642,344)	(16,430,933)	(71,309,938)

	$—	$(17,840,217)	$(4,667,195)	$(84,622,190)	$(79,330,261)	$(16,430,933)	$(202,890,796)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$217,544	$—	$(13,751,448)	$—	$(13,533,904)
Forward foreign currency exchange contracts	—	—	—	8,293,145	—	—	8,293,145
Options purchased	—	(3,559)	(3,065,401)	7,568,562	(3,908,041)	—	591,561
Options written	—	9,314	254,824	(1,761,761)	(1,247,145)	—	(2,744,768)
Swaps	—	(2,007,841)	(1,486,522)	—	3,933,860	(25,988,021)	(25,548,524)

	$—	$(2,002,086)	$(4,079,555)	$14,099,946	$(14,972,774)	$(25,988,021)	$(32,942,490)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,368,251,116
Average notional value of contracts — short	$4,219,955,338
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$1,976,713,895
Average amounts sold — in USD	$795,410,154
Options
Average value of option contracts purchased	$84,443,772
Average value of option contracts written	$36,405,087
Average notional value of swaption contracts purchased	$799,561,300
Average notional value of swaption contracts written	$1,881,116,676

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Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Credit default swaps
Average notional value — buy protection	$508,082,637
Average notional value — sell protection	$53,787,850
Total return swaps
Average notional amount	$15,157,674
Interest rate swaps
Average notional value — pays fixed rate	$1,888,448,553
Average notional value — received fixed rate	$1,689,194,638
Inflation swaps
Average notional amount — pays	$614,070,998
Average notional amount — receives	$175,807,968

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$9,005,960	$3,301,577
Forward foreign currency exchange contracts	20,047,014	9,266,868
Options	40,941,082(a)	14,167,855
Swaps — centrally cleared	11,154,113	—
Swaps — OTC(b)	18,543,946	9,521,793

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$99,692,115	$36,258,093

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(45,294,737)	(13,386,455)

Total derivative assets and liabilities subject to an MNA	$54,397,378	$22,871,638

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)

Bank of America N.A.	$3,600,809	$(2,137,896)	$(1,250,554)	$—	$212,359
Bank of New York Mellon	21,363	—	—	—	21,363
Barclays Bank PLC	5,463,643	(4,028,388)	(1,435,255)	—	—
BNP Paribas S.A.	7,375,512	(1,269,253)	—	—	6,106,259
Citibank N.A.	8,752,194	(3,110,407)	—	(2,909,791)	2,731,996
Citigroup Global Markets, Inc.	160,053	—	—	(160,053)	—
Credit Suisse International	149,315	(149,315)	—	—	—
Deutsche Bank AG	3,492,218	(2,452,010)	—	(1,040,208)	—
Goldman Sachs International	7,827,821	(2,482,982)	—	(5,120,000)	224,839
HSBC Bank PLC	7,759,356	(681,793)	(947,620)	—	6,129,943
J.P. Morgan Securities LLC	356,691	(181,913)	—	—	174,778
JPMorgan Chase Bank N.A.	3,250,212	(3,026,884)	—	—	223,328
Merrill Lynch International	105,504	—	—	—	105,504
Morgan Stanley & Co. International PLC	2,785,688	(2,455,909)	—	—	329,779
NatWest Markets PLC	17,057	—	—	—	17,057
Royal Bank of Canada	554,739	—	—	—	554,739
Standard Chartered Bank	830,867	—	—	—	830,867
State Street Bank and Trust Co.	227,443	—	—	—	227,443
UBS AG	1,666,893	(427,636)	—	—	1,239,257

	$54,397,378	$(22,404,386)	$(3,633,429)	$(9,230,052)	$19,129,511

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Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(e)	Cash Collateral Pledged(e)	Net Amount of Derivative Liabilities(d)(f)

Bank of America N.A.	$2,137,896	$(2,137,896)	$—	$—	$—
Bank of Montreal	52,883	—	—	—	52,883
Barclays Bank PLC	4,028,388	(4,028,388)	—	—	—
BNP Paribas S.A.	1,269,253	(1,269,253)	—	—	—
Citibank N.A.	3,110,407	(3,110,407)	—	—	—
Credit Agricole Corporate & Investment Bank	139,144	—	—	—	139,144
Credit Suisse International	384,722	(149,315)	—	(235,407)	—
Deutsche Bank AG	2,452,010	(2,452,010)	—	—	—
Goldman Sachs International	2,482,982	(2,482,982)	—	—	—
HSBC Bank PLC	681,793	(681,793)	—	—	—
J.P. Morgan Securities LLC	181,913	(181,913)	—	—	—
JPMorgan Chase Bank N.A.	3,026,884	(3,026,884)	—	—	—
Morgan Stanley & Co. International PLC	2,455,909	(2,455,909)	—	—	—
Toronto Dominion Bank	39,818	—	—	—	39,818(g)
UBS AG	427,636	(427,636)	—	—	—

	$22,871,638	$(22,404,386)	$—	$(235,407)	$231,845

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

(g)	Net payable is subject to set-off provision with net receivable under the Master Securities Lending Agreements (“MSLA”).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$2,647,222,080	$92,177,417	$2,739,399,497
Common Stocks
Aerospace & Defense	—	16,866,754	—	16,866,754
Airlines	6,475,314	3,825,355	—	10,300,669
Diversified Financial Services	25,556,820	—	849,660	26,406,480
Diversified Telecommunication Services	5,882,605	—	—	5,882,605
Energy Equipment & Services	1,244	—	112,736	113,980
Entertainment	1,135,200	3,768,489	—	4,903,689
Equity Real Estate Investment Trusts (REITs)	26,897,039	—	—	26,897,039
Health Care Providers & Services	1,435,932	10,269,905	—	11,705,837
Hotels, Restaurants & Leisure	6,538,289	—	—	6,538,289
Household Durables	9,585,018	—	—	9,585,018
Interactive Media & Services	4,216,339	—	—	4,216,339
Internet & Direct Marketing Retail	17,082,208	—	—	17,082,208
Machinery	2,075,652	25,684,117	—	27,759,769
Media	1,596,559	—	—	1,596,559
Metals & Mining	34,997	—	—	34,997
Oil, Gas & Consumable Fuels	34,701,890	5,980,793	1	40,682,684
Professional Services	—	2,879,838	—	2,879,838
Real Estate Management & Development	19,504,201	4,519,709	—	24,023,910
Semiconductors & Semiconductor Equipment	188,737	—	—	188,737

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Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Software	$—	$5,801,920	$—	$5,801,920
Technology Hardware, Storage & Peripherals	3,442,840	—	—	3,442,840
Corporate Bonds	—	7,340,398,638	42,593,155	7,382,991,793
Floating Rate Loan Interests	—	428,746,537	202,765,544	631,512,081
Foreign Agency Obligations	—	164,579,564	—	164,579,564
Foreign Government Obligations	—	1,388,894,590	—	1,388,894,590
Investment Companies	50,417,950	—	—	50,417,950
Municipal Bonds	—	147,990,894	—	147,990,894
Non-Agency Mortgage-Backed Securities	—	1,447,662,805	83,897,836	1,531,560,641
Preferred Securities	—	187,550,156	—	187,550,156
Rights	—	—	102,989	102,989
U.S. Government Sponsored Agency Securities	—	11,555,913,582	—	11,555,913,582
U.S. Treasury Obligations	—	2,167,864,264	—	2,167,864,264
Warrants	5,396,425	—	344,768	5,741,193
Short-Term Securities
Money Market Funds	2,208,093,771	—	—	2,208,093,771
Options Purchased
Credit Contracts	—	76,176	—	76,176
Equity Contracts	15,807,258	—	—	15,807,258
Foreign Currency Exchange Contracts	—	11,782,901	—	11,782,901
Interest Rate Contracts	9,327,406	3,947,341	—	13,274,747
Unfunded Floating Rate Loan Interests	—	44,160	1,951	46,111
Unfunded SPAC PIPE Commitments	—	—	3,032,416	3,032,416
Liabilities
Investments Sold Short
TBA Sale Commitments	—	(3,251,372,650)	—	(3,251,372,650)
Common Stocks	(130,275)	—	—	(130,275)
Unfunded Floating Rate Loan Interests	—	—	(8,042)	(8,042)

	$2,455,263,419	$24,320,897,918	$425,870,431	27,202,031,768

Investments valued at NAV(a)				60,259,745

				$27,262,291,513

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$4,782,018	$—	$4,782,018
Equity Contracts	270,676	140,279	—	410,955
Foreign Currency Exchange Contracts	—	20,047,014	—	20,047,014
Interest Rate Contracts	22,280,276	8,309,650	—	30,589,926
Other Contracts	—	463,641	—	463,641
Liabilities
Credit Contracts	—	(5,575,310)	—	(5,575,310)
Equity Contracts	(8,374,294)	(255,694)	—	(8,629,988)
Foreign Currency Exchange Contracts	—	(10,222,446)	—	(10,222,446)
Interest Rate Contracts	(42,579,722)	(8,854,094)	—	(51,433,816)
Other Contracts	—	(21,358,608)	—	(21,358,608)

	$(28,403,064)	$(12,523,550)	$—	$(40,926,614)

(a)	Certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

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Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities
Assets
Opening Balance, as of September 30, 2020	$185,886,590	$282,627	$38,948,734	$133,453,277	$21,820,080
Transfers into Level 3	12,142,950	—	2,755	24,885,404	—
Transfers out of Level 3	(126,569,442)	—	—	(9,193,160)	(2,087,386)
Other(a)	8,667,699	—	—	—	(8,667,699)
Accrued discounts/premiums	252,272	—	237,767	216,186	5,310
Net realized gain (loss)	1,296,691	(1)	207,493	1,454,910	128,257
Net change in unrealized appreciation (depreciation)(b)(c)	303,155	(2,000,286)	8,636,361	9,793,187	40,601
Purchases	66,333,510	2,682,270	8,175,976	116,347,081	78,009,784
Sales	(56,136,008)	(2,213)	(13,615,931)	(74,191,341)	(5,351,111)

Closing Balance, as of September 30, 2021	$92,177,417	$962,397	$42,593,155	$202,765,544	83,897,836

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2021(c)	$83,044	$(2,000,286)	$6,550,103	$5,274,602	115,037

	Rights	Warrants	Unfunded Floating Rate Loan Interests	Unfunded SPAC PIPE Commitments	Total
Assets
Opening Balance, as of September 30, 2020	$—	$—	$(14,194)	$—	$380,377,114
Transfers into Level 3	—	—	—	—	37,031,109
Transfers out of Level 3	—	—	—	—	(137,849,988)
Other(a)	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	711,535
Net realized gain (loss)	—	—	—	—	3,087,350
Net change in unrealized appreciation (depreciation)(b)(c)	(218,851)	(203,500)	8,103	3,032,416	19,391,186
Purchases	321,840	548,268	—	—	272,418,729
Sales	—	—	—	—	(149,296,604)

Closing Balance, as of September 30, 2021	$102,989	$344,768	$(6,091)	$3,032,416	425,870,431

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2021(c)	$(218,851)	$(203,500)	$6,511	$3,032,416	12,639,076

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2021, is generally due to investments no longer held or categorized as Level 3 at period end.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	133

Schedule of Investments (continued) September 30, 2021	Master Total Return Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts		Foreign Currency Exchange Contracts
	Assets	Liabilities	Assets	Liabilities
Opening Balance, as of September 30, 2020	$960,974	$—	$—	$(2)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(960,974)	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	—	—	—	2
Purchases	—	—	—	—
Issues	—	—	—	—
Sales	—	—	—	—
Settlements
Closing Balance, as of September 30, 2021	$—	$—	$—	$—

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2021(b)	$—	$—	$—	$—

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2021, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

134	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2021

Master Total Return Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$28,191,949,964
Investments at value — affiliated(c)	2,318,773,989
Cash pledged:
Collateral — OTC derivatives	1,150,000
Collateral — TBA commitments	12,761,000
Futures contracts	61,842,010
Centrally cleared swaps	53,245,630
Foreign currency, at value(d)	190,325,193
Receivables:
Investments sold	178,377,088
Options written	894,714
Securities lending income — affiliated	67,649
Swaps	211,782
TBA sale commitments	3,261,395,826
Contributions from investors	110,395
Dividends — affiliated	8,691
Dividends — unaffiliated	35,257
Interest — unaffiliated	125,427,058
Principal paydowns	3,528,007
Variation margin on futures contracts	9,005,960
Variation margin on centrally cleared swaps	11,154,113
Swap premiums paid	13,138,357
Unrealized appreciation on:
Forward foreign currency exchange contracts	20,047,014
OTC swaps	5,405,589
Unfunded floating rate loan interests	46,111
Unfunded SPAC PIPE commitments	3,032,416
Prepaid expenses	87,308

Total assets	34,462,021,121

LIABILITIES
Investments sold short at value(e)	130,275
Bank overdraft	1,650,211
Cash received as collateral for OTC derivatives	9,700,311
Collateral on securities loaned at value	60,257,838
Options written at value(f)	14,167,855
TBA sale commitments at value(g)	3,251,372,650
Payables:
Investments purchased	9,448,011,713
Swaps	10,954,983
Investment advisory fees	894,541
Options written	264,015
Other accrued expenses	1,879,978
Other affiliate fees	85,008
Variation margin on futures contracts	3,301,577
Withdrawals to investors	14,871,945
Swap premiums received	3,763,169
Unrealized depreciation on:
Forward foreign currency exchange contracts	9,266,868
OTC swaps	5,758,624
Unfunded floating rate loan interests	8,042

Total liabilities	12,836,339,603

NET ASSETS	$21,625,681,518

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	135

Statement of Assets and Liabilities   (continued)

September 30, 2021

Master Total Return Portfolio

NET ASSETS CONSIST OF
Investors’ capital	$21,488,144,595
Net unrealized appreciation (depreciation)	137,536,923

NET ASSETS	$21,625,681,518

(a) Investments, at cost — unaffiliated	$28,039,437,393
(b) Securities loaned, at value	$59,075,485
(c) Investments, at cost — affiliated	$2,318,686,587
(d) Foreign currency, at cost	$191,899,418
(e) Proceeds received from investments sold short at value - unaffiliated	$160,193
(f) Premiums received	$14,675,459
(g) Proceeds from TBA sale commitments	$3,261,395,826

See notes to financial statements.

136	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended September 30, 2021

Master Total Return Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$1,493,108
Dividends — affiliated	6,474,540
Interest — unaffiliated	480,373,579
Securities lending income — affiliated — net	1,029,639
Foreign taxes withheld	(1,870,747)

Total investment income	487,500,119

EXPENSES
Investment advisory	11,030,489
Custodian	2,633,405
Accounting services	661,412
Professional	223,723
Directors	223,556
Printing and postage	103
Miscellaneous	704,301

Total expenses excluding interest expense	15,476,989
Interest expense	84,302

Total expenses	15,561,291
Less:
Fees waived and/or reimbursed by the Manager	(545,932)

Total expenses after fees waived and/or reimbursed	15,015,359

Net investment income	472,484,760

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (net of $1,426 foreign capital gain tax)	271,038,298
Investments — affiliated	1,920,856
Options written	65,489,765
Futures contracts	(85,058,544)
Forward foreign currency exchange contracts	(56,595,771)
Foreign currency transactions	25,509,214
Swaps	(71,309,938)

150,993,880

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(261,508,862)
Investments — affiliated	713,294
Options written	(2,744,768)
Futures contracts	(13,533,904)
Forward foreign currency exchange contracts	8,293,145
Foreign currency translations	(1,840,740)
Short sales — unaffiliated	29,918
Swaps	(25,548,524)
Unfunded floating rate loan interests	68,417
Unfunded SPAC PIPE commitments	3,032,416

(293,039,608)

Net realized and unrealized loss	(142,045,728)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$330,439,032

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	137

Statements of Changes in Net Assets

	Master Total Return Portfolio
	Year Ended September 30,
	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$472,484,760	$480,285,925
Net realized gain	150,993,880	824,425,976
Net change in unrealized appreciation (depreciation)	(293,039,608)	35,793,461

Net increase in net assets resulting from operations	330,439,032	1,340,505,362

CAPITAL TRANSACTIONS
Proceeds from contributions	8,259,997,077	8,975,170,481
Value of withdrawals	(6,969,204,216)	(6,024,057,622)

Net increase in net assets derived from capital transactions	1,290,792,861	2,951,112,859

NET ASSETS
Total increase in net assets	1,621,231,893	4,291,618,221
Beginning of year	20,004,449,625	15,712,831,404

End of year	$21,625,681,518	$20,004,449,625

See notes to financial statements.

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Financial Highlights

(For a share outstanding throughout each period)

	Master Total Return Portfolio

	Year Ended September 30,

	2021	2020	2019 (a)	2018	(a)	2017 (a)

Total Return
Total return	1.63%	7.90%	10.60%	(1.19	)%(b)	1.90%

Ratios to Average Net Assets(c)
Total expenses	0.07%	0.07%	0.07%	0.34%		0.32%

Total expenses after fees waived and/or reimbursed	0.07%	0.06%	0.07%	0.34%		0.32%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.07%	0.06%	0.07%	0.07%		0.08%

Net investment income	2.25%	2.70%	3.70%	3.67%		3.30%

Supplemental Data
Net assets, end of year (000)	$21,625,682	$20,004,450	$15,712,831	$13,063,847		$11,601,109

Portfolio turnover rate(d)	459%	556%	574%	734%		806%

(a)	Consolidated Financial Highlights.
(b)	Includes a payment received from an affiliate, which had no impact on the Master Portfolio’s total return.
(c)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2021	2020	2019	2018	2017

Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(d)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2021	2020	2019	2018	2017

Portfolio turnover rate (excluding MDRs)	161%	274%	241%	350%	540%

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	139

Notes to Financial Statements

1.	ORGANIZATION

Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master Bond LLC is organized as a Delaware limited liability company. The Master Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master Bond LLC permits the Board of Directors of the Master Bond LLC (the “Board”) to issue non-transferable interests in the Master Bond LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, Funds with interest income from payment in-kind securities: and payment-in-kind interest are recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments,or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and structured options) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Master Portfolio’s Board, the directors who are not “interested persons” of the Master Bond LLC, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

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Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Master Portfolio, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Master Portfolio until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price, is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	141

Notes to Financial Statements  (continued)

value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2021, certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because

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the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and

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Notes to Financial Statements  (continued)

perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Master Portfolio may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Master Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Master Portfolio had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Amazon Logistics, Term Loan	$ 19,294,207	$ 19,292,256	$ 19,294,207	$ 1,951
BRE Park Avenue Tower Owner LLC, Mezzanine A Loan	528,064	528,064	526,110	(1,954)
BSREP II Houston Office 1HC Owner LLC, Mezzanine Loan	1,941,245	1,941,245	1,936,197	(5,048)
Intelsat Jackson, Term Loan (DIP)	610,871	603,051	614,433	11,382
Mensa II Austin Hotel LP, Promissory Note A-3	3,689,536	3,656,758	3,689,536	32,778
Opendoor Mezz, Term Loan	12,098,276	12,424,796	12,424,796	—
The Vinoy St. Petersburg, Note A	2,164,248	2,154,900	2,153,860	(1,040)

Special Purpose Acquisition Companies: Special purpose acquisition companies (SPACs) are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. The Master Portfolio may enter into a commitment with a SPAC for a private investment in a public equity (PIPE) and will satisfy the commitment if and when the SPAC completes its merger or acquisition. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a registration statement for the shares is filed and declared effective. Unfunded SPAC PIPE commitments are marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Master Portfolio had the following unfunded SPAC PIPE commitments:

Investment Name	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Altus Power, Inc.	$ 3,683,000	$ 3,683,000	$ —
Fertitta Entertainment, Inc.	15,501,340	18,533,756	3,032,416
Planet Labs, Inc.	5,850,000	5,850,000	—
Sonder Holdings, Inc.	2,208,720	2,208,720	—

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Notes to Financial Statements  (continued)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Master Portfolio receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Master Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Master Portfolio suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Master Portfolio would still be required to pay the full repurchase price. Further, the Master Portfolio remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Master Portfolio would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Master Portfolio to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Master Portfolio may receive a fee for the use of the security by the counterparty, which may result in interest income to the Master Portfolio.

For the year ended September 30, 2021, the average daily amount of reverse repurchase agreements outstanding was $57,732,645 and the weighted average interest rate was 0.14%.

Reverse repurchase transactions are entered into by the Master Portfolio under Master Repurchase Agreements (each, an “MRA”), which permit the Master Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Master Portfolio. With reverse repurchase transactions, typically the Master Portfolio and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Master Portfolio receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by the Master Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolio is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan.

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Notes to Financial Statements  (continued)

The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount	(b)
Citigroup Global Markets, Inc.	$8,494,897	$(8,494,897)	$—	$—
Goldman Sachs & Co.	41,531,945	(41,531,945)	—	—
J.P. Morgan Securities LLC	8,714,004	(8,714,004)	—	—
Toronto Dominion Bank	334,639	(334,150)	—	489

	$59,075,485	$(59,074,996)	$—	$489

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of September 30, 2021. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Options: The Master Portfolio may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Master Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions – The Master Portfolio may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Master Portfolio’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors – Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Master Portfolio would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options – The Master Portfolio may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Master Portfolio may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Master Portfolio may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

•	Structured options – The Master Portfolio may invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure

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would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Master Portfolio will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

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Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Master Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Master Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Master Portfolio and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

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Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Master Portfolio enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Master Portfolio to offset a net amount payable with amounts due to the Master Portfolio upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Master Portfolio from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Master Portfolio by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master Bond LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

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For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $250 million	0.16%
$250 million — $500 million	0.12
$500 million — $750 million	0.08
Greater than $750 million	0.05

With respect to the Master Portfolio, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide, for that portion of the Master Portfolio for which BIL and BRS, as applicable, act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2021, the amount waived was $474,118.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2021, the Manager waived $71,814 in investment advisory fees pursuant to this arrangement.

For the year ended September 30, 2021, the Master Bond LLC reimbursed the Manager $151,412 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2021, the Master Portfolio retained 75% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeded a specified threshold, the Master Portfolio would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended September 30, 2021, the Master Portfolio paid BIM $206,461 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow under the Interfund Lending Program.

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A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2021, the Master Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master Bond LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended September 30, 2021, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$ 25,397,350	$27,907,763	$ (1,305,502)

7.	PURCHASES AND SALES

For the year ended September 30, 2021, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term investments transactions, were as follows:

	Purchases	Sales

Non-U.S. Government Securities	$100,894,027,858	$97,294,193,674
U.S. Government Securities	3,774,396,849	4,139,282,730

For the year ended September 30, 2021, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales

Mortgage Dollar Rolls	$65,732,946,599	$65,766,811,994

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of September 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of September 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$30,369,585,946

Gross unrealized appreciation	$557,210,537
Gross unrealized depreciation	(417,267,257)

Net unrealized appreciation (depreciation)	$139,943,280

9.	BANK BORROWINGS

The Master Bond LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April

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2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2021, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform. The Master Portfolio may be exposed to counterparty credit risk with respect to options written to the extent the Master Portfolio deposits collateral with its counterparty to a written option.

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Notes to Financial Statements  (continued)

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with the Master Portfolio’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of the Master Portfolio. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When the Master Portfolio concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	153

Report of Independent Registered Public Accounting Firm

To the Investors of Master Total Return Portfolio and the Board of Directors of Master Bond LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Total Return Portfolio of Master Bond LLC (the “Fund”), including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2019)

Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

			74 RICs consisting of 101 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2019)

Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.

			74 RICs consisting of 101 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Director (Since 2019)

Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to June 2020.

			74 RICs consisting of 101 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2019)

Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.

			74 RICs consisting of 101 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Director (Since 2019)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.

			74 RICs consisting of 101 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	74 RICs consisting of 101 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)

Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.

			74 RICs consisting of 101 Portfolios	The Boeing Company since 2021

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	155

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	74 RICs consisting of 101 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

R. Glenn Hubbard 1958	Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 101 Portfolios	ADP (data and information services) 2004- 2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(d) 1951	Director (since 2019)

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			76 RICs consisting of 103 Portfolios	None

Catherine A. Lynch(d) 1961	Director (Since 2019)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			76 RICs consisting of 103 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			104 RICs consisting of 255 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	106 RICs consisting of 257 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation/Master Bond LLC’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation/Master Bond LLC’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Master Bond LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	157

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Master LLC serve at the pleasure of the Board.

Further information about the Corporation/Master Bond LLC’s Directors and Officers is available in the Corporation/Master Bond LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

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Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Balanced Capital Fund, Inc. (the “Fund”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock;(h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	159

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, first and first quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

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Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. Additionally, the Board noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee for the Fund by the amount of any management fees paid by the Fund to the manager of Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC in which it invests.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	161

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund/Master LLC/Master Bond LLC will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC/Master Bond LLC file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master LLC’s/Master Bond LLC’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master LLC/Master Bond LLC make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master LLC/Master Bond LLC use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master LLC/Master Bond LLC voted proxies relating to securities held in the Fund’s/Master LLC’s/Master Bond LLC’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809

Accounting Agent and Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Sub-Advisors of Master Bond LLC
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom

BlackRock (Singapore) Limited
079912 Singapore

Custodian of the Fund/Master Bond LLC
The Bank of New York Mellon
New York, NY 10286

Custodian of the Master LLC
Brown Brothers Harriman & Co.
Boston, MA 02109

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 19103

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel of Master Bond LLC
Willkie Farr & Gallagher LLP
New York, NY 10019

Legal Counsel of the Fund/Master LLC
Sidley Austin LLP
New York, NY 10019

Address of the Fund/Master LLC/Master Bond LLC
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	163

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

CNY	Chinese Yuan

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

KZT	Kazakhstani Tenge

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

RUB	Russian Ruble

SGD	Singapore Dollar

TRY	Turkish Lira

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ABS	Asset-Backed Security

ADR	American Depositary Receipt

CD	Certificate of Deposit

CDO	Collateralized Debt Obligation

CLICP	Chile Indice de Camara Promedio Interbank Overnight Index

CLN	Credit-Linked-Note

CLO	Collateralized Loan Obligation

DAC	Designated Activity Co.

ESTR	Euro Short-Term Rate

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FKA	Formally Known As

GMTN	Global Medium-Term Note

GO	General Obligation Bonds

HFA	Housing Finance Agency

IO	Interest Only

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MTN	Medium-Term Note

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-Counter

PIK	Payment-in-Kind

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SONIA	Sterling Overnight Index Average

SPDR	Standard & Poor’s Depository Receipt

TBA	To-be-Announced

UK RPI	United Kingdom Retail Price Index

WIBOR	Warsaw Interbank Offer Rate

164	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BC-9/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$22,725	$23,460	$207	$0	$15,200	$16,400	$0	$0
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC	$29,694	$30,600	$207	$0	$13,100	$13,100	$0	$0
Master Total Return Portfolio of Master Bond LLC	$82,517	$85,068	$207	$0	$30,000	$30,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by each Committee. Each Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that each Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by each Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless each Committee provides for a different period. Tax or other non-audit services provided to the registrants, which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by each Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). Each Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to each Committee for ratification. Each Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax

Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$15,407	$16,400
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC	$13,307	$13,100
Master Total Return Portfolio of Master Bond LLC	$30,207	$30,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 3, 2021